[logo] WM
       GROUPofFUNDS

ANNUAL REPORT

[graphic omitted]

THE DIFFERENCE IS EXPERIENCE
for the period ended October 31, 1998

MESSAGE FROM THE PRESIDENT .............................................   1
WM GROUP OF FUNDS MARKET & ECONOMIC OVERVIEW ...........................   2
INDIVIDUAL PORTFOLIO REVIEWS ...........................................   5
STATEMENTS OF ASSETS AND LIABILITIES ...................................  34
STATEMENTS OF OPERATIONS ...............................................  38
STATEMENTS OF CHANGES IN ASSETS ........................................  44
STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ...........  53
FINANCIAL HIGHLIGHTS ...................................................  60
PORTFOLIOS OF INVESTMENTS ..............................................  95
NOTES TO FINANCIAL STATEMENTS .......................................... 130
INDEPENDENT AUDITORS REPORT ...........................................  143
TAX INFORMATION (UNAUDITED) ............................................ 144

DEAR shareholder:

[Photo of William G. Papesh]

As 1998 draws to a close, I would like to take this opportunity to reflect on the events that we have witnessed in the investment markets this year. While the U.S. stock and bond markets both posted positive returns to investors through October, 1998, you probably know that there were some unusually bumpy periods along the way.

The widespread stock market volatility that began in Asia and culminated in substantial declines in some Latin American markets demonstrated quite clearly that the world's financial markets have become intertwined in recent years. Yet the economies of these geographic regions, and even individual countries, remain less closely linked. In 1998, this difference between economic events and market events highlighted the importance of maintaining a long-term perspective when pursuing long-term objectives.

Twenty years ago, money moved more slowly between investment markets than it does today. The development of new communication and money-transfer technologies over the years has created a new type of investor-institutions who invest large amounts of capital in short-term opportunities throughout the world. One result is that local events which affect one financial market can quickly spill over to far distant economies as money is moved around the globe. In some cases the result can be the tail wagging the dog. An example is the nearly 11% decline in the U.S. stock market in August immediately following Russia's devaluation of its currency. That decline was in part due to the need by some investment companies to raise cash by selling holdings in the U.S.

Maintaining a long-term perspective during such periods can help investors avoid turning a "paper loss" into a real one. Focusing on the longer term can also be key to recognizing opportunity. A basic tenet of the investment approach followed by portfolio managers who steer the individual funds in the WM Group of Funds is that long-term investment opportunities are identified by focusing on fundamental factors such as earnings. When distortions in market prices occur due to temporary factors that do not affect fundamentals, investment managers often have opportunities to buy at below-value prices.

THREE KEY REASONS FOR KEEPING ON TRACK

STAYING FOCUSED ON INVESTMENT OBJECTIVES can help individuals withstand market turbulence. As an individual investor, how you pursue your financial goals will be affected by several factors including your investment time frame, and your ability to withstand a potential loss in the value of your investments. If you choose investments that are appropriate to your goals, you'll probably be less tempted to abandon your strategy during a market downturn.

MAINTAINING REALISTIC EXPECTATIONS is another key to keeping your equilibrium during changing markets. According to a recent survey, nearly two thirds of individual investors expect the long-term total return on their stock investments to average 12% per year or less.* That's actually lower than recent long-term historical trends. For example, over the four decades that ended on June 30, 1998, the compound rate of return on the S&P 500 was 12.24%, with periods of declining as well as rising prices. During those 40 years, there were 12 corrections in which prices slid by 10% or more before resuming their generally upward trend.**

Finally, FOLLOWING SOUND INVESTMENT PRINCIPLES BY DIVERSIFYING YOUR INVESTMENTS is always wise. Stock investments have captured the media's attention for the last several years, but fixed-income investments have always been an important part of a diversified portfolio, providing an income stream that can help smooth out returns. For example, during the second and third quarters of 1998, bond investments were the top performers while stock prices were on the decline.

Thank you for your continued confidence in the WM Group of Funds. We are committed to continuing to serve you, our shareholder, by providing an appropriate selection of investment vehicles and mutual funds managed by experienced professionals-just as we have done for nearly 60 years.

Sincerely,

/s/ William G. Papesh

    William G. Papesh
    President

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 * Source: Business Week, June 15, 1998.
** Source: Standard & Poor's. The S&P 500 is an unmanaged index that is generally considered representative of the U.S. stock market. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Past performance does not guarantee future results.

WM GROUP OF FUNDS market & economic overview

INTERNATIONAL EVENTS UNDERLIE U.S. MARKET
ENVIRONMENT IN 1998

The exceptional performance of the U.S. stock market in recent years has been driven largely by a vibrant U.S. economy. But in 1998, events in international markets have played a key role.

From January through June, the Dow Jones Industrial Average index of 30 Stocks
(DJIA) rose 13%, from 7908 at December 31, 1997 to 8952 at the end of June. But from June through August, the index fell nearly 16%, erasing all of the year's gains, as political and economic uncertainty in Asia, Eastern Europe, and Latin America roiled financial markets around the world.

While U.S. stocks have since recovered - the DJIA posted a total return of nearly 14% in September and October a look at the events underlying the market's recent volatility provides valuable investment insights.*

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                          Dow Jones Industrial Average
                            12 months ended 10-31-98
Oct 97  7442
Nov 97  7581
        7572
        7881
        7823
Dec 97  8149
        7838
        7756
        7679
        7908
Jan 98  7965
        7580
        7753
        7700
        7906
Feb 98  8189
        8370
        8413
        8545
Mar 98  8569
        8602
        8906
        8796
Apr 98  8983
        8994
        9167
        9064
May 98  9147
        9055
        9096
        9114
        8899
Jun 98  9037
        8834
        8712
        8945
Jul 98  9025
        9106
        9338
        8937
        8883
Aug 98  8598
        8425
        8534
        8052
Sep 98  7640
        7796
        7896
        8029
Oct 98  7785
        7900
        8417
        8452
        8592

* Source: The Wall Street Journal

Note: The Dow Jones Industrial Average is an unmanaged index of 30 stocks and is sometimes used to measure the overall U.S. equity market. Individuals cannot invest directly in an index.

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AN INTERNATIONAL CONFIDENCE CRISIS

The start of the summer's market slide coincided with a deepening currency crisis in Southeast Asia, which led to currency devaluations in emerging market economies there, including Malaysia and Indonesia. The result was a sharp decline in economic growth in these countries. Last year the International Monetary Fund predicted Indonesia's gross domestic product would grow by 8% in 1998; instead, it will probably shrink by 10%. From growth rates of around 8% in 1996 and 1997, Malaysia is down 7% in 1998. The recession in these "growth engine" countries has also put further pressure on Japan, which is still struggling to reform and stabilize its financial institutions.

As analysts began scaling back earnings forecasts for some U.S. companies that sell products and services in Asia, particularly technology companies, problems arose in other parts of the world. In August, political and economic troubles surfaced in Russia.

On August 17, Russia defaulted on interest payments on $40 billion in short-term debts and devalued the Ruble. The resulting losses incurred by Russia's financial institutions led to widespread bank failures in that country, particularly among the nation's smaller banks, and a collapse in stock prices. As the scope of Russia's problems widened, prices of U.S. stocks fell sharply, with the DJIA price index dropping 4.19% on August 27 and more than 6% on August 31.*

The U.S. market's reaction to the crisis in Russia reflected short-term considerations rather than long-term fundamentals. Russia is not a significant trading partner with the U.S., and the impact on U.S. companies due to a slower economy in Russia is likely to be minimal. However, some investment companies in the U.S. and Europe which had invested in Russia's emerging financial markets were forced to sell U.S. stock holdings to provide cash needed to cover losses in Russia.

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                        ASSET CLASS PERFORMANCE DISPARITY
                             ONE YEAR ENDED 10-31-98

LARGE-CAP STOCKS                                            22.00%
MID-CAP STOCKS                                               6.71%
SMALL-CAP STOCKS                                           -11.84%
EUROPEAN STOCKS                                             23.42%
PACIFIC STOCKS                                             -13.70%
EMERGING COUNTRIES                                         -28.86%
INTERMEDIATE TREASURY BONDS                                 13.46%
INTERMEDIATE CORPORATE BONDS                                 8.06%
HIGH-YIELD CORPORATE BONDS                                  -2.49%


Source: Ibbotson Associates. Domestic stocks are represented by: S&P 500, S&P 400 Midcap, and the Russell 2000, respectively. International equities are represented by the Morgan Stanley Capital International regional indices. Bond indices are represented by: Merrill Lynch, Lehman Brothers, and Ibbotson, respectively. There are additional risks associated with international investing, including currency fluctuations. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuation and therefore an investor may have a gain or loss in principal when the shares are sold. Indices are unmanaged and individuals cannot invest directly in an index. This chart is not intended to represent the performance of any mutual fund.

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Adding to the problems in Russia and Asia were concerns about economic stability in Latin America. These fears adversely affected stock prices in the region. Interest rates in Brazil and Mexico rose sharply as central banks sought to stem capital outflows from worried investors.

With the spread of the confidence crisis to Latin America in September, Federal Reserve Chairman Alan Greenspan urged the U.S. and other developed nations to focus on efforts designed to promote economic growth. Mr. Greenspan's comments fueled a record 381 point surge in the DJIA on September 8 as Fed watchers began anticipating a cut in U.S. interest rates.

The Federal Reserve Open Market Committee (FOMC) lowered short-term rates at its September 29 meeting, by one-quarter of a percentage point. This cut was less than many investors expected, however, as evidenced by a subsequent 6% decline in the DJIA. In October, the Federal Reserve again lowered rates another quarter point, citing slower growth in new jobs and indications of lower inflation.

OUTLOOK FOR MODEST GROWTH, LOW INFLATION

As the fourth quarter draws to a close, the outlook for fundamental economic indicators - unemployment, inflation, and interest rates - remains positive for U.S. investors. However, there are remaining concerns that pressure from the slowdown in Asia may further slow domestic growth, despite the fact that only about 5% of U.S. economic activity involves Asia.

Another factor affecting the domestic stock market positively is a high level of merger activity. During the first half of 1998, corporate mergers totaled a record $1.4 trillion - more than double 1997's first-half total with seven of the ten largest mergers in history having been announced since April.


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   WITH THE SPREAD OF THE CONFIDENCE CRISIS, FEDERAL RESERVE CHAIRMAN ALAN
   GREENSPAN URGED THE U.S. AND OTHER DEVELOPED NATIONS TO FOCUS ON EFFORTS DESIGNED TO PROMOTE ECONOMIC GROWTH.

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                       YIELD ON THE 30-YEAR TREASURY BOND
                            12 MONTHS ENDED 10-31-98
Oct 97  6.15
Nov 97  6.16
        6.11
        6.03
        6.05
Dec 97  6.08
        5.92
        5.92
        5.9
        5.92
Jan 98  5.84
        5.73
        5.81
        5.97
        5.8
Feb 98  5.92
        5.85
        5.87
        5.92
Mar 98  6.02
        5.89
        5.88
        5.96
Apr 98  5.79
        5.88
        5.88
        5.95
May 98  5.93
        5.98
        5.97
        5.9
        5.8
Jun 98  5.79
        5.66
        5.67
        5.63
Jul 98  5.6
        5.63
        5.75
        5.69
        5.71
Aug 98  5.63
        5.54
        5.43
        5.34
Sep 98  5.29
        5.23
        5.15
        5.11
Oct 98  4.84
        5.12
        4.98
        5.18
        5.16

Source: The Wall Street Journal

Note: Represents yield on the 30-year Treasury Bond which is sometimes used to characterize the overall bond market.

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In 1999, investors will be evaluating the potential effects of the introduction of the new Euro currency. On January 1, eleven European countries will comprise the European Monetary Union (EMU). With a population 10% greater than the United States, the EMU will control the world's second-largest economy and generate nearly 25% of the world's total economic output. Countries admitted into the EMU have to meet strict criteria to ensure their economic and financial strength, a factor that market analysts believe may strengthen the EMU's competitive position and, in turn, stimulate growth and employment.

By adopting a single currency, the 11 participating countries will eliminate the costs and complications associated with currency fluctuations and conversions. As a result, trade activities within the EMU may become less risky and less expensive. Cost comparisons among goods and services should also be facilitated. Monetary policy governing the Euro will be directed by the European Central Bank, an organization similar to the U.S. Federal Reserve Bank. This organization will monitor the money supply and set interest rate policy.

PREPARING FOR WHAT TOMORROW MAY BRING

Long-term investment opportunities remain attractive, both in the U.S. and abroad. But as 1998 has shown, many factors can affect investment returns from month to month. Individual investors can best prepare to weather inevitable periods of market volatility by ensuring that their investment portfolios match their goals and investment time frame.

The WM Group of Funds offers a comprehensive spectrum of professionally managed mutual funds to provide investors with appropriate opportunities to pursue their financial goals. Your Investment Representative can help you evaluate your individual circumstances, including your need for cash reserves, investment income, and long-term growth potential. He or she can then assist you in selecting a portfolio of funds that is designed to pursue your objectives with an acceptable level of risk.

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                         THE RETURN OF MARKET VOLATILITY
                   DAILY EQUITY VOLATILITY FOR VARIOUS PERIODS
                                 ENDED 10-31-98

AS DAILY MARKET SWINGS HAVE INCREASED IN RECENT MONTHS, NOW IS THE TIME TO CONSIDER A DIVERSIFIED PORTFOLIO.

3 Months        1.9
1 Year          1.26
10 Years        0.87
20 Years        1.01

Source: Bloomberg Business News. Represents daily results of the Dow Jones Industrial Average. Volatility is measured by the standard deviation of investment results. Standard deviation is a measurement of results relative to the average return. A lower standard deviation means less volatility or investment risk. Past performance is not a guarantee of future results.
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In creating your individual portfolio, remember that diversifying among several asset classes - money market, bond, and stock investments - will help temper the effects of market volatility on your portfolio returns over time. Stock and bond prices, for example, often do not react in identical ways to economic events. A price decline in the stock market may be partially offset by a rally in bond prices, so holding some of each in your portfolio can help smooth out your returns.

The Strategic Asset Management Portfolios offered by the WM Group of Funds may be another choice to consider. These investment options offer you the added convenience of investing in a portfolio that is actively managed to pursue market opportunities as they arise while seeking the potential risk reduction benefits of diversification. For more information on the Strategic Asset Management Portfolios, or any of the funds in the WM Group of Funds family, speak with your Investment Representative.

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The WM Group of Funds offers a comprehensive spectrum of professionally managed mutual funds to provide investors with appropriate opportunities to pursue their financial goals. Your Investment Representative can help you evaluate your individual circumstances, including your need for cash reserves, investment income, and long-term growth potential as well as assist you in selecting a portfolio of funds that is designed to pursue your objectives with an acceptable level of risk.
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

INDIVIDUAL FUND
    REVIEWS

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                              TO OUR SHAREHOLDERS:

                      We are pleased to provide you with an
                     overview of the following Funds in the
                        WM Group of Funds family for the
                     12-month period ended October 31, 1998.
                        To help you better understand the
                       professional investment management
                    available to you as a WM Group of Funds'
                       shareholder, we have also included
                   biographies of the investment professionals
                              managing the funds.
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WM ADVISORS, INC. is the investment advisor to the WM Group of Funds, and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends that affect the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. WM Advisors supervises the Portfolio Managers in their day-to-day management of the Funds in the WM Group of Funds family to ensure that the policies are met and guidelines are followed, and to determine appropriate investment performance measures.

UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE FIGURES

In order to help you understand the Funds' investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the price of the Fund's shares as well as any income dividend and/or capital gain distributions made by the Fund during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day SEC yield is computed by dividing net investment income per share over the one-month period ended October 31, 1998, by the maximum offering price on that date, and annualizing the result.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

THE YEAR 2000 PROBLEM

Many computer systems in use today cannot process date-related information from and after January 1, 2000. At the stroke of midnight on New Year's Eve, 1999, some computer systems could become seriously confused. They may miscalculate critical data, delete vital files, or simply not turn on because the computer's internal calendars and clocks may not recognize the year 2000. This issue stems from the practice of abbreviating years to their last two digits. Computer systems may not be able to decide correctly when a date entered with a year of "00" should be interpreted as 1900 or 2000.

Should any of the computer systems employed by the WM Funds' major service providers fail to process this type of information properly, that could have a negative impact on Funds operations and the services that are provided to shareholders. Similarly, the values of certain Funds' assets may be adversely affected by the inability of their issues or third parties to properly process date-related information from and after January 1, 2000.

The Advisor, Shareholder Servicing Agent and Administrator have advised the Funds that they are reviewing all of their computer systems with their goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to avoid any such negative impact. Furthermore, the Funds are seeking assurance from each of their key service providers that similar replacements or modifications will be completed to avoid any negative impact from this issue. In the event a key service provider cannot provide such assurance, the Funds may consider retaining an alternate service provider.

In addition, the Advisor has been advised by the Custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the Funds and Advisor have no reason to believe that these goals will not be achieved.

TARGET MATURITY
    2002 fund

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The day-to-day management of the Target Maturity 2002 Fund's portfolio is the responsibility of a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than six years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin. Mr. Pokrzywinski began managing the Target Maturity 2002 Fund on March 23, 1998.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE LAST 12 MONTHS?

During the 12-month period, there was a fairly significant drop in interest rates; this is positive for the Fund as its price moves in the opposite direction of interest rates. Rates dropped by nearly 150 basis points (1.5%) for intermediate-maturity treasury notes. The interest rate decline was segmented to the highest-quality assets such as Treasuries. The Fund's investment objective is to hold 90% of assets in zero-coupon Treasury Notes with maturities in November of 2002. Therefore, the flight to quality was positive for overall Fund performance.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

WM Advisors, Inc. began managing the Fund in March of 1998 and there were no shifts in holdings that had a significant impact on performance. The Fund continued to hold the November 2002 zero-coupon Treasury strips.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Given the strategy of the Fund to remain invested in Treasury STRIPs maturing at the termination date, the Fund's NAV (net asset value) will move inversely to interest rates. Over time, as its termination date approaches, the duration of the Fund will shorten, lessening the impact of changes in interest rates on the NAV. When the termination date is reached, the November 2002 Treasury STRIPs will mature.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Slow economic growth should continue for the next 12 months, with a slight possibility that growth slips to below potential. The economy will have a difficult time gathering momentum against the major worldwide structural forces (excess capacity, aging demographics, fiscal austerity) pushing against growth. These forces are slowly beginning to change, but it will likely be two or more years before we see anything but a slow growth, low inflation environment. As such, we believe interest rates should continue to trend down over the next year. These factors should create a positive environment for fixed-income securities and, therefore, a positive environment for the Fund.

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                 GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)

                    Fund (Class A    Fund (Class A        Lehman
                     Shares; not    Shares; adjusted     Brothers
                    adjusted for     for the maximum    Government     Inflation
                    sales charge)   2% sales charge)   Bond Index(1)    (CPI)(1)
--------------------------------------------------------------------------------
Inception 3/20/95     $10,000          $ 9,800
                        9,990            9,790           $10,000        $10,000
Apr 95                 10,140            9,937            10,131         10,007
                       10,690           10,476            10,539         10,020
Jun                    10,780           10,564            10,620         10,020
                       10,670           10,457            10,581         10,060
Aug                    10,840           10,623            10,705         10,100
                       10,960           10,741            10,808         10,134
Oct                    11,160           10,937            10,972         10,167
                       11,390           11,162            11,143         10,187
Dec 95                 11,570           11,339            11,301         10,208
                       11,642           11,410            11,370         10,208
Feb                    11,311           11,085            11,138         10,234
                       11,146           10,923            11,046         10,255
Apr                    10,990           10,770            10,975         10,289
                       10,928           10,710            10,957         10,281
Jun                    11,094           10,872            11,098         10,274
                       11,104           10,882            11,126         10,335
Aug                    11,042           10,821            11,101         10,368
                       11,270           11,044            11,285         10,422
Oct                    11,580           11,349            11,534         10,463
                       11,808           11,572            11,734         10,482
Dec 96                 11,621           11,389            11,615         10,489
                       11,643           11,410            11,627         10,509
Feb                    11,631           11,399            11,644         10,529
                       11,443           11,214            11,520         10,562
Apr                    11,632           11,399            11,686         10,596
                       11,732           11,497            11,787         10,616
Jun                    11,865           11,628            11,920         10,616
                       12,232           11,987            12,258         10,650
Aug                    12,065           11,824            12,137         10,683
                       12,243           11,998            12,319         10,710
Oct                    12,442           12,193            12,532         10,723
                       12,442           12,193            12,596         10,716
Dec 97                 12,582           12,330            12,728         10,729
                       12,798           12,542            12,919         10,750
Feb                    12,738           12,483            12,884         10,770
                       12,762           12,507            12,920         10,790
Apr                    12,834           12,577            12,978         10,810
                       12,917           12,659            13,112         10,829
Jun                    13,025           12,765            13,262         10,842
                       13,097           12,835            13,282         10,855
Aug                    13,493           13,223            13,627         10,868
                       13,900           13,622            13,995         10,881
Oct 98                 13,817           13,540            13,995         10,894

(1) Index total returns were calculated from 3/31/95 to 10/31/98. The Lehman Brothers Government Bond Index represents all U.S. Government agency and Treasury securities. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. During the period noted, the Advisor waived a portion of its fees, the Advisor absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses or credits, yield and total return would have been lower.

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TOTAL RETURNS AS OF 10/31/98

CLASS A SHARES                                          1 YEAR  SINCE INCEPTION*
                                                               (March 20, 1995)
Fund (not adjusted for sales charge)                    12.40%      9.72%
Fund (adjusted for the maximum 2% sales charge)         10.14%      9.12%
Lehman Brothers Government Bond Index(1)                11.67%      9.83%

*Annualized

HIGH YIELD
    fund

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The High Yield Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than six years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

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                             PORTFOLIO COMPOSITION++

Foreign Government Bonds                                          6%
Health Care Bonds                                                23%
Media Bonds                                                      13%
Finance Bonds                                                     9%
Treasury Notes                                                    5%
Other Corporate Bonds                                            29%
REITs                                                             3%
Preferred Stock                                                   4%
CMOs                                                              3%
Other                                                             5%

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WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE
OVER THE PAST 12 MONTHS?

The High Yield Fund began investment in April of 1998, as the market experienced its worst performance since the economic contraction and troubled real estate market of 1989-90. The turbulence of the sector was due to multiple events in global markets. One area of concern stemmed from pronounced worldwide economic troubles as markets and currencies collapsed in Asia, Russia, and Latin America. Another factor was the excess leverage built up in the financial system that culminated in the collapse of a number of hedge funds. Lastly, stock market volatility and a general worry of a fairly severe economic slowdown combined to produce an almost panic-like atmosphere in the high-yield market and led to a sharp drop in prices.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The ability of our Fund to withstand this negative market was better than most because of our "value" investment philosophy, our avoidance of a few sectors that had extreme difficulty, and our overweight in the improving Asian region. We view the market environment as an exceptional opportunity to invest at very cheap prices. Going forward, the high-yield market should gradually improve as the Federal Reserve responds to concerns by lowering short-term interest rates. These moves are very positive for the high-yield market, and it is likely that the Fed will continue this activity should difficulties re-emerge. Additionally, although the economy may soften a bit, most high-yield issuers have been running their businesses in a slow growth economy for some time now, and their cost structures are very competitive. Our forecasts call for this slow growth to continue. There is only a remote possibility we will see a recessionary environment that would cause increased defaults for high-yield issuers. The overriding benefit and primary reason for investing in the high-yield sector is the substantial income derived from these securities. Over time, it is the income component that is the largest contributor to performance and not the short-term movements in price.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

We differentiate our Fund by overweighting the health care, technology, and the Asian region (all in U.S. Dollars). The healthcare industry looks strong as it is non-sensitive to the economy and has favorable demographics, which should continue to generate profits. The technology sector has been very volatile, but there are strong companies with healthy finances and proprietary products that should be able to withstand this cyclical downturn. As the environment for this sector improves, prices could rebound quickly and significantly. In addition, we have found a handful of companies in the Asian region that have positive long-term fundamentals, but have been trading at prices depressed primarily by the overall region. These firms should lead the market from its bottom and offer some of the best risk / reward prospects.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The long-term results of the high-yield market are very favorable. The recent setback serves as a reminder to maintain your long-term focus in investing. Historically, positive markets follow periods of negative performance in the high-yield sector as prices correct on the upside. The longer the time horizon of investors, the better they will be able to withstand short-term volatility and take advantage of the potential for favorable income and performance characteristics of high-yield securities. We concentrate our research function on issues that are out of favor in the short term-buying securities at prices that are undervalued by the markets. By identifying the positive attributes for a rebound, we add good positions at good prices and improve the risk / reward profile of the Fund. Because the high-yield market has been distressed by the global flight-to-quality, we feel that there are many opportunities in the market and that prospects for good relative performance of the Fund are strong.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12-MONTHS?

We forecast subdued economic growth with contained inflation over the next year. There may be a slim chance that the economy slows more than currently anticipated, but the Federal Reserve is poised to lower interest rates and prop up the economy given that scenario. This slow growth, low inflation environment will be very positive for the stock market, bond market, and the high-yield market.

++ Allocation percentages are based on total investment value of the portfolio as of 10/31/98. There may be additional risks associated with foreign securities. There are also additional credit and default risks associated with lower-rated securities.

SHORT TERM high
    quality bond fund

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Short Term High Quality Bond Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than six years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

During the 12-month period, there was a fairly significant drop in interest rates; this is positive for the Fund as its price moves in the opposite direction of rates. Rates dropped by nearly 150 basis points (1.5%) for intermediate-maturity treasury notes. The interest rate decline was segmented to the highest-quality assets such as Treasuries. The flight to quality was most evident during the period of August through October, as Treasuries outperformed all other types of fixed-income securities. Because the Fund is comprised of higher-quality securities (nearly 70% rated AA or AAA++) the portfolio was able to capture the majority of the decline in rates. With a short-term fund, the most important attribute for return is the income characteristics of the securities that make up the fund. As of October 31, 1998, the 30-day SEC Yield of the Fund is 4.87% (4.30% for B shares).

-------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                                         Lehman
                                                        Brothers
                                                      Mutual Fund
                    Fund (Class A    Fund (Class A     Short(1-5)
                     Shares; not    Shares; adjusted   Investment
                    adjusted for     for the maximum   Grade Debt     Inflation
                    sales charge)   3.5% sales charge)  Index(1)       (CPI)(1)
--------------------------------------------------------------------------------
Inception 11/1/93     $10,000          $ 9,650          $10,000         $10,000
                       10,005            9,655            9,991          10,014
Dec 93                 10,052            9,700            9,940          10,028
                       10,098            9,745           10,046          10,028
                       10,063            9,711            9,944          10,056
Mar                     9,947            9,599            9,831          10,077
                        9,908            9,561            9,772          10,119
                        9,915            9,568            9,788          10,126
Jun                     9,927            9,580            9,816          10,126
                        9,981            9,632            9,944          10,153
                        9,989            9,639            9,988          10,187
Sep                     9,993            9,644            9,933          10,222
                        9,997            9,647            9,945          10,236
                       10,002            9,652            9,888          10,244
Dec 94                  9,842            9,497            9,910          10,278
                        9,851            9,507           10,074          10,306
                        9,942            9,594           10,274          10,347
Mar                    10,037            9,685           10,339          10,375
                       10,130            9,776           10,461          10,383
                       10,357            9,995           10,730          10,396
Jun                    10,366           10,003           10,800          10,396
                       10,375           10,012           10,828          10,438
                       10,472           10,105           10,922          10,479
Sep                    10,524           10,156           10,993          10,514
                       10,625           10,253           11,100          10,549
                       10,726           10,351           11,233          10,570
Dec 95                 10,829           10,450           11,340          10,591
                       10,933           10,550           11,458          10,591
                       10,852           10,472           11,376          10,618
Mar                    10,815           10,437           11,331          10,640
                       10,776           10,399           11,321          10,675
                       10,786           10,408           11,330          10,667
Jun                    10,890           10,509           11,437          10,660
                       10,950           10,567           11,480          10,723
                       10,963           10,579           11,504          10,757
Sep                    11,069           10,682           11,650          10,813
                       11,171           10,780           11,830          10,855
                       11,268           10,874           11,960          10,876
Dec 96                 11,274           10,879           11,918          10,882
                       11,278           10,883           11,979          10,903
                       11,337           10,940           12,010          10,924
Mar                    11,349           10,952           11,956          10,959
                       11,404           11,005           12,080          10,994
                       11,506           11,104           12,177          11,015
Jun                    11,560           11,156           12,284          11,015
                       11,720           11,310           12,498          11,050
                       11,727           11,317           12,460          11,084
Sep                    11,780           11,368           12,590          11,112
                       11,840           11,425           12,678          11,125
                       11,846           11,431           12,700          11,119
Dec 97                 11,925           11,508           12,783          11,132
                       12,034           11,613           12,937          11,153
                       12,030           11,609           12,946          11,174
Mar                    12,084           11,661           12,995          11,195
                       12,139           11,714           13,067          11,216
                       12,192           11,765           13,155          11,236
Jun                    12,246           11,817           13,224          11,249
                       12,301           11,870           13,277          11,263
                       12,463           12,027           13,390          11,276
                       12,625           12,183           13,665          11,290
Oct 98                 12,628           12,186           13,641          11,303

(1) Index total returns were calculated from 10/31/93 to 10/31/98. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade, corporate debt securities with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.
     During the period noted, the Advisor waived a portion of its management fees, the Advisor absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses or credits, yield and total return would have been lower.
+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

-------------------------------------------------------------------------------
TOTAL RETURNS AS OF 10/31/98

CLASS A SHARES                            1 YEAR   5 YEAR*    SINCE INCEPTION*
                                                             (November 1, 1993)
Fund (not adjusted for sales charge)       6.63%    4.77%         4.77%
Fund (adjusted for the maximum 3.5%
   sales charge)                           3.09%    4.03%         4.03%
Lehman Brothers Mutual Fund Short
   (1-5) Investment Grade Debt Index(1)    7.59%    6.41%         6.41%

CLASS B SHARES                            1 Year   5 Year*    SINCE INCEPTION*
                                                              (June 30, 1994)
Fund (not adjusted for contingent
   deferred sales charge)                  5.84%    N/A           4.91%
Fund (adjusted for the maximum
   contingent deferred sales charge)       1.84%    N/A           4.91%
Lehman Brothers Mutual Fund Short
   (1-5) Investment Grade Debt Index(1)    7.59%    N/A           7.89%

CLASS S SHARES                            1 Year   5 Year*    SINCE INCEPTION*
                                                              (June 30, 1994)
Fund (not adjusted for contingent
   deferred sales charge)                  5.84%    N/A           4.91%
Fund (adjusted for the maximum
   contingent deferred sales charge)       0.84%    N/A           4.72%
Lehman Brothers Mutual Fund Short
   (1-5) Investment Grade Debt Index(1)    7.59%    N/A           7.89%

*Annualized
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION++

                    AAA                             51%
                    AA                              17%
                    A                                9%
                    BBB                             23%

-------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Global economic uncertainty, stock market jitters, excess financial leverage, and the general slowdown in economic growth caused investors to shy away from perceived riskier assets. These factors coupled with the volume of money flowing into the Treasury market and the easing of interest rates by the Federal Reserve, pushed Treasury rates to unprecedented lows. The risk aversion caused yield spreads between securities that are not guaranteed by the government, such as corporate bonds and asset-backed securities, to increase substantially. The result was that these securities underperformed Treasuries over the past year. Despite this relative performance, historical results show that investors with a long-term time horizon benefit from having a diverse portfolio of non-government guaranteed securities++++. Also, with declining interest rates, the prices of mortgage backed securities suffered due to fears of prepayments. The underperformance of the non-treasury securities held by the Fund was very modest because they are generally of higher quality and shorter maturities. We feel the extreme relative performance strength of the Treasury market will subside and, therefore, we continue to invest in and hold the majority of the Fund in mortgage-backed, asset-backed, and corporate securities. Because of the flight to quality, these securities now offer even more attractive income characteristics relative to other investments. It is important to remember that because the Fund is of shorter maturity and higher quality, the income characteristics will be the dominant determinant of the return to shareholders and not the price movement (or NAV movement) of the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

WM Advisors, Inc. began managing the Fund in March of 1998. In the early part of the year, we shifted the portfolio away from a heavy reliance on mortgage-backed securities to a more balanced structure. Corporate securities now make up the largest portion of the Fund followed by asset-backed, mortgage-related, and Treasury Notes. The concentration in corporate securities is due to their higher yields and the fact that these securities cannot be called or prepaid (unlike mortgages). The impact of this shift was positive, as additional income and positive price movement was generated by these securities. The focus of the Fund will remain in high-quality securities with an average rating of AA++. The Fund invests in fixed-income securities with an average maturity of 2.8 years and an average duration of 1.8 years; this limits the volatility of price movements relative to longer-term funds.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The intermediate and long-term outlook remains optimistic. By investing largely in a diverse portfolio of shorter-term, higher-quality securities, the price
(NAV) volatility of the Fund should be fairly low while the income characteristics should remain attractive, especially when compared to inflation. We continue to closely monitor and shift between different sectors of the market in an attempt to add income and relative performance to the Fund.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Slow economic growth should continue for the next 12 months, with a slight possibility that growth slips to below potential. The economy will have a difficult time gathering momentum against the major worldwide structural forces (excess capacity, aging demographics, fiscal austerity) pushing against growth. These forces are slowly beginning to change, but it will likely be two or more years before we see anything but a slow growth, low inflation environment. As such, we believe interest rates should continue to trend down over the next year. These factors should create a positive environment for fixed-income securities and, therefore, a positive environment for the Fund.

  ++ Bond ratings provided by Standard & Poors. Allocation percentages are based on total investment value of the portfolio as of 10/31/98.
++++ Past performance does not guarantee future results.

U.S. GOVERNMENT
   securities fund

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

The U.S. Government Securities Fund is managed by a fixed-income team led by Craig Sosey, who has over 15 years banking and financial analysis experience and joined WM Advisors, Inc. in 1998. Mr. Sosey has a B.S. in Finance from the University of the Pacific and an MBA from the University of California Berkeley. He has extensive experience managing government and mortgage-backed securities.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

Turmoil in the international financial markets and the near collapse of several large hedge funds drove investors to the relative safety and liquidity of U.S. Treasury securities - this flight to quality peaked in early October. As a consequence, huge inflows of global money came into the Treasury market. Interest rates on long-term Treasury bonds dropped to a record low during the period, breaking under 5%. Rates on nearly all Treasury maturities dropped between 100 and 150 basis points over the past 12 months. The two-year note ended at 4.11%, while the 30-year bond ended the period at 5.16%. As a result of this drop in rates and the flight to quality and liquidity, other fixed-income securities advanced but did not perform nearly as well as Treasury securities.

-------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                    Fund (Class A    Fund (Class A        Lehman
                     Shares; not    Shares; adjusted     Brothers
                    adjusted for      for maximum       Government     Inflation
                    sales charge)  4.5% sales charge)   Bond Index(1)   (CPI)(1)
--------------------------------------------------------------------------------
Inception* 11/18/88   $10,000          $ 9,550            $10,000       $10,000
                        9,875            9,431              9,882        10,034
Dec 88                  9,852            9,408              9,920        10,077
                        9,970            9,521             10,046        10,119
                        9,912            9,466              9,964        10,162
                        9,919            9,472             10,025        10,230
                       10,131            9,675             10,239        10,264
                       10,387            9,920             10,481        10,272
Jun                    10,677           10,197             10,831        10,289
                       10,881           10,392             11,060        10,341
                       10,735           10,252             10,874        10,383
                       10,771           10,286             10,921        10,444
                       11,002           10,507             11,204        10,511
                       11,114           10,614             11,312        10,571
Dec 89                 11,162           10,659             11,331        10,597
                       11,055           10,557             11,171        10,622
                       11,133           10,632             11,193        10,639
                       11,113           10,613             11,191        10,673
                       11,034           10,538             11,092        10,724
                       11,322           10,813             11,402        10,750
Jun                    11,450           10,935             11,582        10,767
                       11,637           11,114             11,730        10,878
                       11,569           11,048             11,567        10,929
                       11,663           11,138             11,678        10,990
                       11,791           11,261             11,868        11,007
                       12,038           11,496             12,132        11,032
Dec 90                 12,217           11,667             12,320        11,092
                       12,360           11,804             12,452        11,134
                       12,438           11,878             12,523        11,237
                       12,521           11,957             12,587        11,331
                       12,629           12,060             12,725        11,399
                       12,725           12,152             12,775        11,424
Jun                    12,721           12,148             12,757        11,424
                       12,880           12,301             12,909        11,493
                       13,128           12,537             13,208        11,510
                       13,389           12,786             13,485        11,527
                       13,552           12,942             13,604        11,544
                       13,673           13,058             13,740        11,579
Dec 91                 14,015           13,385             14,209        11,613
                       13,773           13,154             13,987        11,630
                       13,896           13,271             14,042        11,664
                       13,822           13,200             13,960        11,715
                       13,931           13,305             14,048        11,733
                       14,177           13,539             14,308        11,767
Jun                    14,356           13,710             14,513        11,775
                       14,549           13,894             14,878        11,793
                       14,687           14,026             15,017        11,835
                       14,827           14,160             15,228        11,895
                       14,650           13,990             15,009        11,912
                       14,635           13,976             14,984        11,929
Dec 92                 14,873           14,204             15,235        11,972
                       15,141           14,459             15,560        11,997
                       15,324           14,635             15,871        12,030
                       15,382           14,690             15,923        12,064
                       15,480           14,784             16,046        12,106
                       15,520           14,822             16,028        12,123
Jun                    15,776           15,066             16,384        12,115
                       15,856           15,142             16,484        12,174
                       16,081           15,357             16,852        12,217
                       16,089           15,365             16,916        12,259
                       16,155           15,428             16,980        12,294
                       15,984           15,264             16,793        12,311
Dec 93                 16,081           15,357             16,859        12,328
                       16,278           15,546             17,090        12,328
                       15,950           15,233             16,727        12,363
                       15,488           14,791             16,351        12,389
                       15,309           14,620             16,222        12,440
                       15,327           14,637             16,201        12,448
Jun                    15,238           14,552             16,163        12,448
                       15,547           14,848             16,461        12,482
                       15,550           14,851             16,464        12,524
                       15,243           14,557             16,232        12,567
                       15,169           14,486             16,221        12,584
                       15,143           14,462             16,191        12,593
Dec 94                 15,290           14,602             16,290        12,636
                       15,644           14,940             16,593        12,670
                       16,047           15,325             16,950        12,721
                       16,165           15,437             17,057        12,755
                       16,394           15,656             17,280        12,764
                       17,111           16,341             17,977        12,781
Jun                    17,212           16,437             18,115        12,781
                       17,116           16,346             18,048        12,832
                       17,334           16,554             18,259        12,883
                       17,501           16,714             18,434        12,926
                       17,754           16,955             18,715        12,968
                       18,008           17,197             19,007        12,994
Dec 95                 18,264           17,442             19,277        13,020
                       18,368           17,542             19,394        13,020
                       17,948           17,140             18,998        13,054
                       17,765           16,966             18,841        13,080
                       17,648           16,854             18,720        13,123
                       17,600           16,808             18,688        13,114
Jun                    17,826           17,024             18,929        13,105
                       17,864           17,060             18,977        13,182
                       17,798           16,997             18,935        13,225
                       18,118           17,303             19,249        13,293
                       18,564           17,729             19,673        13,345
                       18,977           18,123             20,015        13,371
Dec 96                 18,717           17,875             19,811        13,379
                       18,757           17,913             19,833        13,404
                       18,777           17,932             19,861        13,429
                       18,511           17,678             19,650        13,472
                       18,841           17,993             19,933        13,515
                       19,012           18,157             20,104        13,541
Jun                    19,254           18,387             20,330        13,541
                       19,847           18,954             20,907        13,585
                       19,609           18,727             20,700        13,627
                       19,928           19,031             21,010        13,661
                       20,267           19,355             21,374        13,677
                       20,344           19,429             21,483        13,669
Dec 97                 20,574           19,648             21,709        13,685
                       20,803           19,866             22,034        13,711
                       20,782           19,847             21,975        13,737
                       20,830           19,892             22,036        13,763
                       20,954           20,012             22,135        13,788
                       21,139           20,188             22,363        13,813
Jun                    21,323           20,363             22,618        13,830
                       21,391           20,428             22,652        13,846
                       21,654           20,680             23,241        13,863
                       21,938           20,951             23,869        13,879
Oct 98                 21,885           20,900             23,869        13,896

(1) The Lehman Brothers Government Bond Index is an unmanaged index of all U.S. government bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The Index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

-------------------------------------------------------------------------------
Total Returns as of 10/31/98
CLASS A SHARES                               1 YEAR   5 YEAR*    10 YEAR*
Fund (not adjusted for sales charge)          7.99%    6.26%       8.15%
Fund (adjusted for the maximum 4.5%
  sales charge)                               3.11%    5.28%       7.65%
Lehman Brothers Government Bond Index(1)     11.67%    7.05%       9.09%

CLASS B SHARES                               1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                               (March 31, 1994)
Fund (not adjusted for contingent
   deferred sales charge)                     7.00%     N/A         6.92%
Fund (adjusted for the maximum
  contingent deferred sales charge)           2.00%     N/A         6.75%
Lehman Brothers Government Bond Index(1)     11.67%     N/A         8.60%

CLASS S SHARES                                                 SINCE INCEPTION
                                                               (March 23, 1998)
Fund (not adjusted for contingent
  deferred sales charge)                                            4.35%
Fund (adjusted for the maximum
  contingent deferred sales charge)                                -0.65%

*Annualized
-------------------------------------------------------------------------------

                             PORTFOLIO COMPOSITION++

                         FNMA                          7%
                         Other                         2%
                         GNMA                         35%
                         Treasuries                   14%
                         CMOs                          9%
                         FHLMC                        33%

-------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Spreads on mortgage-backed securities (MBS) widened dramatically during the last few months of the period, as investors became increasingly worried about faster prepayments given the low interest rate environment. In addition, a great deal of selling by hedge funds and mortgage originators kept pressure on MBS spreads. Given the high percentage of MBS in the Fund, this spread widening kept the Fund from performing as well as might have been expected. However, the wide spreads presented opportunities to buy additional mortgage products that should perform very well in the future. Although MBS have prepayment risk, they also provide a strong level of income, evidenced by the 30-day SEC Yield (as of October 31, 1998) of 5.54% (5.02% for B shares).

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

The increased spreads and the flat yield curve (marginal differences between yields of short- and long-term securities) decreased the attractiveness of the mortgage "dollar-roll" market, as a way to increase the income of the Fund. A fund uses dollar-rolls by selling securities and simultaneously contracting to repurchase similar securities in the future. As a result of our outlook, all of the dollar-rolls were terminated during the latter part of the period. We were also able to sell, at favorable prices, some mortgage-backed securities that were exhibiting higher-than-average rates of prepayments. We maintain our focus on mortgages and the additional income that they provide. The intermediate-term stance of the Fund also was a benefit to overall performance as intermediate yields dropped more than both short- and long-term yields.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We believe the Fund has the opportunity to perform very favorably over the intermediate and longer term. Eventually, we believe mortgage spreads will come back to a more historical average, while continuing to provide higher levels of income than Treasuries. Once interest rate volatility calms down and the initial wave of mortgage refinancing is finished, spreads should tighten, resulting in very good overall performance. This should be especially true with the recently purchased securities. We will continue to rely heavily on mortgage-backed securities to provide a high level of return.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

The interest rate environment over the next 12 months should continue to be volatile, although rates in general should trend downward. Overall, the worldwide economy should remain sluggish, negatively impacting the U.S. economy. However, given an accommodating Federal Reserve Bank, the U.S. economy should not fall into a recession. The possibility of certain events, such as a devaluation of a major Asian or Latin American currency, or collapse of a large hedge fund, will keep the markets volatile and could potentially deepen economic problems throughout the world and cause problems for the U.S. economy. However, we feel that the likelihood of such a major event is diminishing and slow growth should continue.

++ Allocation percentages are based on total investment value of the portfolio as of 10/31/98.

INCOME
   fund

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Income Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than six years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

During the 12-month period, there was a fairly significant drop in interest rates; this is positive for the Fund as its price moves in the opposite direction of interest rates. Rates dropped by nearly 150 basis points (1.5%) for intermediate-maturity Treasury notes. The interest rate decline was segmented to the highest quality assets such as Treasuries. The flight to quality was most evident during the period of August through October, as Treasuries outperformed all other types of fixed-income securities. To summarize, despite the drop in rates and corresponding increase in price for Treasury securities, corporate securities, which make up the majority of the holdings of the Fund, significantly underperformed the U.S. Treasury market. Corporate yields fell by only 75 basis points for intermediate "A" or average quality rating++, and therefore the price increase was half that of similar maturity Treasuries. Typical of a fund of this nature, the income characteristics of the securities produced the majority of the overall return to shareholders during the year. The performance of the higher-risk securities (below investment grade) in the Fund was neutral as a few did poorly and a few did exceptionally well.

-------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                                         Lehman
                                                        Brothers
                    Fund (Class A    Fund (Class A     Government/
                     Shares; not    Shares; adjusted    Corporate
                    adjusted for     for the maximum      Bond         Inflation
                    sales charge)   4.5% sales charge)   Index(1)       (CPI)(1)
--------------------------------------------------------------------------------
Inception* 11/18/88   $10,000          $ 9,550          $10,000         $10,000
                       10,077            9,623            9,887          10,034
Dec 88                 10,041            9,589            9,921          10,077
                       10,038            9,586           10,053          10,119
                       10,127            9,671            9,976          10,162
                       10,134            9,678           10,030          10,230
                       10,140            9,684           10,243          10,264
                       10,289            9,826           10,495          10,272
Jun                    10,439            9,970           10,837          10,289
                       10,505           10,032           11,062          10,341
                       10,659           10,180           10,891          10,383
                       10,592           10,115           10,939          10,444
                       10,658           10,179           11,215          10,511
                       10,736           10,253           11,316          10,571
Dec 89                 10,773           10,289           11,333          10,597
                       10,716           10,233           11,178          10,622
                       10,636           10,157           11,203          10,639
                       10,652           10,173           11,204          10,673
                       10,655           10,176           11,101          10,724
                       10,623           10,145           11,423          10,750
Jun                    10,862           10,373           11,608          10,767
                       11,040           10,543           11,752          10,878
                       11,126           10,625           11,581          10,929
                       11,020           10,524           11,677          10,990
                       11,119           10,618           11,833          11,007
                       11,246           10,740           12,091          11,032
Dec 90                 11,452           10,936           12,273          11,092
                       11,596           11,074           12,411          11,134
                       11,712           11,185           12,517          11,237
                       11,860           11,326           12,604          11,331
                       12,002           11,462           12,749          11,399
                       12,160           11,613           12,809          11,424
Jun                    12,212           11,663           12,794          11,424
                       12,225           11,674           12,956          11,493
                       12,363           11,807           13,254          11,510
                       12,623           12,055           13,531          11,527
                       12,890           12,309           13,651          11,544
                       13,091           12,502           13,788          11,579
Dec 91                 13,202           12,608           14,252          11,613
                       13,601           12,989           14,041          11,630
                       13,427           12,823           14,116          11,664
                       13,492           12,885           14,038          11,715
                       13,452           12,846           14,122          11,733
                       13,547           12,938           14,396          11,767
Jun                    13,771           13,152           14,608          11,775
                       14,010           13,379           14,982          11,793
                       14,297           13,654           15,115          11,835
                       14,476           13,825           15,321          11,895
                       14,639           13,980           15,086          11,912
                       14,404           13,756           15,073          11,929
Dec 92                 14,374           13,727           15,332          11,972
                       14,605           13,948           15,666          11,997
                       14,901           14,230           15,992          12,030
                       15,192           14,509           16,046          12,064
                       15,278           14,591           16,170          12,106
                       15,396           14,703           16,162          12,123
Jun                    15,432           14,738           16,529          12,115
                       15,668           14,963           16,635          12,174
                       15,788           15,078           17,017          12,217
                       16,128           15,402           17,077          12,259
                       16,247           15,516           17,147          12,294
                       16,334           15,599           16,953          12,311
Dec 93                 16,094           15,370           17,028          12,328
                       16,185           15,457           17,283          12,328
                       16,460           15,720           16,906          12,363
                       16,051           15,329           16,492          12,389
                       15,546           14,846           16,355          12,440
                       15,401           14,708           16,326          12,448
Jun                    15,345           14,655           16,288          12,448
                       15,325           14,635           16,614          12,482
                       15,613           14,910           16,621          12,524
                       15,632           14,928           16,370          12,567
                       15,361           14,669           16,352          12,584
                       15,306           14,617           16,322          12,593
Dec 94                 15,287           14,599           16,430          12,636
                       15,404           14,711           16,745          12,670
                       15,683           14,978           17,134          12,721
                       16,069           15,346           17,249          12,755
                       16,202           15,473           17,488          12,764
                       16,482           15,740           18,221          12,781
Jun                    17,357           16,576           18,367          12,781
                       17,504           16,717           18,295          12,832
                       17,385           16,603           18,529          12,883
                       17,635           16,842           18,718          12,926
                       17,864           17,060           18,994          12,968
                       18,098           17,283           19,307          12,994
Dec 95                 18,392           17,565           19,591          13,020
                       18,728           17,885           19,712          13,020
                       18,864           18,015           19,294          13,054
                       18,361           17,534           19,132          13,080
                       18,202           17,383           19,000          13,123
                       18,077           17,263           18,968          13,114
Jun                    18,056           17,243           19,222          13,105
                       18,275           17,453           19,266          13,182
                       18,313           17,489           19,220          13,225
                       18,312           17,488           19,562          13,293
                       18,663           17,823           20,018          13,345
                       19,164           18,302           20,386          13,371
Dec 96                 19,605           18,723           20,160          13,379
                       19,376           18,504           20,184          13,404
                       19,438           18,563           20,227          13,429
                       19,472           18,596           19,986          13,472
                       19,217           18,352           20,278          13,515
                       19,495           18,617           20,466          13,541
Jun                    19,760           18,871           20,712          13,541
                       20,105           19,200           21,346          13,585
                       20,848           19,910           21,107          13,627
                       20,566           19,640           21,438          13,661
                       20,918           19,977           21,781          13,677
                       21,253           20,296           21,897          13,669
Dec 97                 21,342           20,382           22,126          13,685
                       21,413           20,449           22,438          13,711
                       21,616           20,643           22,394          13,737
                       21,700           20,724           22,463          13,763
                       21,867           20,883           22,575          13,788
                       21,939           20,952           22,817          13,813
Jun                    22,201           21,202           23,050          13,830
                       22,369           21,363           23,068          13,846
                       22,336           21,331           23,518          13,863
                       22,423           21,414           24,190          13,879
Oct 98                 22,829           21,801           24,019          13,896


(1) Index total returns were calculated from 10/31/88 to 10/31/98. The Lehman Brothers Government/Corporate Bond Index is unmanaged and represents all government and corporate bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

  + The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

-------------------------------------------------------------------------------
TOTAL RETURNS AS OF 10/31/98
CLASS A SHARES                               1 YEAR   5 YEAR*      10 YEAR*

Fund (not adjusted for sales charge)          6.00%    6.64%        8.38%
Fund (adjusted for the maximum
  4.5% sales charge)                          1.21%    5.66%        7.88%
Lehman Brothers Government/Corporate
   Bond Index(1)                             10.27%    6.97%        9.16%

CLASS B SHARES                               1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                               (March 30, 1994)
Fund (not adjusted for contingent
   deferred sales charge)                    5.17%     N/A          7.50%
Fund (adjusted for the maximum
   contingent deferred sales charge)         0.20%     N/A          7.33%
Lehman Brothers Government/Corporate
   Bond Index(1)                             10.27%    N/A          8.55%

CLASS S SHARES                                                 SINCE INCEPTION
                                                               (March 23, 1998)
Fund (not adjusted for contingent
   deferred sales charge)                                           2.20%
Fund (adjusted for the maximum
   contingent deferred sales charge)                               -2.73%

*Annualized

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION++

                         TREASURIES                    3%
                         OTHER                         7%
                         INDUSTRIAL BONDS             48%
                         FINANCIAL BONDS              11%
                         FOREIGN BONDS                12%
                         OTHER CORPORATE BONDS        10%
                         MORTGAGE-BACKED               9%
-------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Global economic uncertainty, stock market jitters, excess financial leverage, and the general slowdown in economic growth caused investors to shy away from perceived riskier assets. These factors coupled with the volume of money flowing into the Treasury market and the easing stance of the Federal Reserve, pushed Treasury rates to unprecedented lows. The risk aversion caused yield spreads between securities that are not guaranteed by the government, like corporate bonds, to increase substantially. The result was that corporate bonds underperformed Treasury securities during the year. Despite this underperformance, historical results show that investors with a long-term time horizon benefit from having a diverse portfolio of non-government guaranteed securities.++++ The income generated from these securities can be substantial relative to similar maturity Treasuries. As of October 31, 1998, the 30-day SEC Yield of the Fund is 6.06% (5.57% for B shares). We feel that the extreme relative performance strength of the Treasury market will subside and, therefore, we continue to invest in and hold the majority of the Fund in corporate securities. Because the corporate rates did not drop as much as government rates, these securities now offer even more attractive income characteristics relative to other investments.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

There were no shifts that had a significant impact. We strive to meet the objective of current income by investing principally in a portfolio of corporate securities. The Fund has an average rating of BBB++ and invests in securities that average 12 years in maturity and 6 years in duration (a measure of the price sensitivity to changes in interest rates). The general theme of the portfolio has been to concentrate purchases in the less economic sensitive sectors of the market, like healthcare, consumer non-durable and defense companies.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

The intermediate outlook of the Fund looks positive as the worries that caused the recent underperformance of non-government guaranteed securities should diminish. As yield spreads between Treasuries and corporate securities close, we may see performance shift back to the corporate sector. The longer-term outlook remains the same. By investing largely in intermediate-maturity securities issued by corporations, doing proprietary research, and keeping the portfolio to an average risk profile, the volatility of the Fund should be reasonable and the income characteristics should be attractive, especially when compared to inflation.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Slow economic growth should continue for the next 12 months, with a slight possibility that growth could slip to below potential. The economy will have a difficult time gathering momentum against the major worldwide structural forces (excess capacity, aging demographics, fiscal austerity) pushing against growth. These forces are slowly beginning to change, but it will likely be two or more years before we see anything but a slow growth, low inflation environment. As such, we believe interest rates should continue to trend down over the next year. These factors create a positive environment for fixed-income securities and, therefore, a positive environment for the Fund.


  ++ Allocation percentages are based on total investment value of the portfolio as of 10/31/98.
++++ Bond ratings provided by Standard & Poors. Past performance is not a guarantee of future results.

CALIFORNIA INSURED
   intermediate
     municipal fund

PORTFOLIO MANAGER:
JOSEPH PIRARO
VAN KAMPEN INVESTMENTS

Mr. Piraro is Portfolio Manager of the WM California Municipal and WM California Insured Intermediate Municipal Funds. He serves as Vice President at Van Kampen Investments and has been with the company since 1992.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

The strength of the economy, the decision by the Federal Reserve Board to delay adjusting short-term interest rates earlier in the year, and the financial problems in Asia significantly affected the U.S. bond markets. As inflation remained benign, fixed-income assets rallied throughout most of the 12-month period. The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15% on October 21, 1997 to 4.69% in October of 1998, before closing the period slightly higher at 5.16%.

The impact of the Asian financial crisis on U.S. bond markets was evident in the divergent paths taken by the Treasury market and the tax-exempt market. The problems in Asia, Russia, and Latin America continued to worsen and are beginning to spill over to the United States. These events caused the "flight to quality" to reach unparalleled levels and drove the yield on 30-year Treasury Bonds to historically low levels, while driving the U.S. Dollar higher relative to Asian currencies.

-------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                    Fund (Class A    Fund (Class A        Lehman
                     Shares; not    Shares; adjusted     Brothers
                    adjusted for     for the maximum     Municipal     Inflation
                    sales charge)  4.5% sales charge)  Bond Index(1)    (CPI)(1)
--------------------------------------------------------------------------------
Inception* 4/4/94     $10,000          $ 9,550
                       10,172            9,714          $10,000         $10,000
                       10,264            9,802           10,087          10,007
Jun                    10,226            9,766           10,025          10,007
                       10,410            9,942           10,209          10,034
                       10,443            9,973           10,245          10,068
Sep                    10,333            9,868           10,094          10,102
                       10,181            9,723            9,914          10,117
                       10,039            9,587            9,735          10,124
Dec 94                 10,175            9,717            9,949          10,158
                       10,468            9,997           10,234          10,185
                       10,793           10,308           10,531          10,226
Mar                    10,911           10,420           10,653          10,254
                       10,913           10,422           10,665          10,261
                       11,253           10,746           11,006          10,274
Jun                    11,117           10,617           10,910          10,274
                       11,257           10,751           11,013          10,315
                       11,430           10,916           11,153          10,357
Sep                    11,507           10,989           11,224          10,391
                       11,648           11,123           11,386          10,425
                       11,800           11,269           11,575          10,446
Dec 95                 11,849           11,316           11,686          10,467
                       11,960           11,421           11,775          10,467
                       11,939           11,402           11,695          10,494
Mar                    11,775           11,245           11,546          10,515
                       11,754           11,225           11,513          10,550
                       11,733           11,205           11,509          10,542
Jun                    11,812           11,280           11,634          10,535
                       11,925           11,388           11,740          10,597
                       11,937           11,400           11,738          10,631
Sep                    12,028           11,487           11,902          10,686
                       12,153           11,607           12,036          10,728
                       12,359           11,803           12,255          10,748
Dec 96                 12,312           11,758           12,203          10,755
                       12,348           11,792           12,227          10,775
                       12,418           11,859           12,339          10,796
Mar                    12,291           11,738           12,175          10,830
                       12,350           11,795           12,277          10,865
                       12,503           11,941           12,461          10,886
Jun                    12,634           12,065           12,594          10,886
                       12,929           12,347           12,943          10,920
                       12,836           12,258           12,821          10,954
Sep                    12,955           12,372           12,974          10,982
                       13,005           12,419           13,057          10,995
                       13,054           12,467           13,134          10,988
Dec 97                 13,191           12,598           13,326          11,001
                       13,302           12,703           13,463          11,022
                       13,323           12,724           13,467          11,043
Mar                    13,277           12,679           13,479          11,064
                       13,216           12,621           13,419          11,084
                       13,402           12,799           13,631          11,104
Jun                    13,426           12,822           13,684          11,117
                       13,464           12,858           13,718          11,131
                       13,676           13,061           13,929          11,144
                       13,888           13,263           14,103          11,158
Oct 98                 13,888           13,263           14,103          11,171


(1) Index total returns were calculated from 4/30/94 to 10/31/98. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

     During the period noted, the Advisor waived a portion of its fees, the Advisor absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses or credits, yield and total return would have been lower.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

-------------------------------------------------------------------------------
Total Returns as of 10/31/98
CLASS A SHARES                               1 YEAR        SINCE INCEPTION*
                                                           (April 4, 1994)
Fund (not adjusted for sales charge)         6.81%             7.45%
Fund (adjusted for the maximum
   4.5% sales charge)                        2.03%             6.37%
Lehman Brothers Municipal
   Bond Index(1)                             8.01%             7.22%

CLASS B SHARES                               1 YEAR        SINCE INCEPTION*
                                                           (June 30, 1994)
Fund (not adjusted for contingent
   deferred sales charge)                    6.01%             6.52%
Fund (adjusted for the maximum
   contingent deferred sales charge)         1.01%             6.33%
Lehman Brothers Municipal Bond
   Index(1)                                  8.01%             8.19%

CLASS S SHARES                               1 YEAR        SINCE INCEPTION*
                                                           (June 30, 1994)
Fund (not adjusted for contingent
   deferred sales charge)                    6.01%             6.52%
Fund (adjusted for the maximum
   contingent deferred sales charge)         1.01%             6.33%
Lehman Brothers Municipal Bond
   Index(1)                                  8.01%             8.19%

*Annualized

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION++

                         NOT RATED                      8%
                         AAA                           85%
                         A                              2%
                         BBB                            5%

-------------------------------------------------------------------------------

The Federal Reserve cut rates in September by 25 basis points, and in a surprise move in October, rates were cut again by a further 25 basis points. This move caused the U.S. Dollar to fall and the increased liquidity took pressure off the debt problems in the Asian, Russian, and Latin American economies.

Because of supply and demand fundamentals, the municipal market did not perform as well as Treasuries. Historically low interest rates fueled refundings as well as new borrowings, resulting in a 32% increase in issuance year- to-date over 1997. Although these lower rates were not quite as attractive to investors seeking yield, demand did keep pace with supply. In addition to interest from property and casualty companies and banks, the attractive ratio of municipal yields to Treasuries attracted some individuals as well as cross-over buyers (institutions who typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.13% or 99.6% of long-term Treasuries.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The strong supply of municipal bonds benefited the Fund as there were plenty of quality bond issues on the market. Issuance for the state was up 34% year-to-date over the same period in 1997. California continues to be the second largest issuer of tax exempt bonds in the nation. Of total new volume, insured issuance accounted for 60% of the state's supply through the end of the second quarter.

As of October 31, 1998, the portfolio had a duration (a measure of a fund's sensitivity to interest rate movements) of 5.83 years, compared to the Lehman Brothers California Intermediate Municipal Bond Index duration of 5.87 years. When interest rates decline, funds with longer durations tend to perform better, while the opposite is true when interest rates increase. While we did find some attractive offerings during the period, we maintained the core position of the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE?

Our exposure to the transportation sector increased by 9% and now totals 16% of assets, due to a purchase early this year of Los Angeles County Metropolitan Transit Authority. This position is our largest exposure to a single issuer and is AAA++ rated. We decreased our exposure in the general purpose, high-education and multi-family housing sectors. At the end of the reporting period, 86% of assets were insured,2 slightly higher than the 80% mandated by the prospectus. Given the continued demand for quality California securities, we will maintain this level.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We do not anticipate making any drastic changes in the Fund's structure. We feel confident that the Fund is positioned for continued strong performance. We will continue to manage the portfolio in a manner consistent with our philosophy, as we seek to achieve our objective of providing shareholders with current income exempt from federal and California state income tax.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

We believe the economy will continue to grow at a moderate rate for the remainder of the year, supported by low interest rates. The housing industry has already benefited from the sharp decline in interest rates, and other sectors could follow if consumer and business spending picks up. Looking ahead into next year, we see the potential for continued economic growth as long as domestic interest rates remain low and the global financial crisis stabilizes. We believe the current low inflationary environment in the United States paves the way for further Fed interest rate cuts if the economy resumes its slowdown.

Unless the taxable market makes a significant move, we expect municipal yields to remain within their recent trading range. The supply of municipal issues looks like it will remain strong, possibly setting an annual record for the industry. Our strategy going forward will be to take advantage of the new issue market, which we expect to be highly active. We believe the portfolio is positioned to provide an attractive level of tax-exempt income without undue risk.(1)

Overseas, we see some promising signs of recovery, including Japan's new bank reform package, which includes a willingness to let problem banks fail, and approval of an International Monetary Fund rescue package for Brazil. We will closely monitor these global and domestic events and their effects on the performance of the Fund, adjusting the portfolio when appropriate. We remain committed to the Fund's objective of providing a high level of tax-exempt income while preserving shareholders' capital.


(1) A portion of income may be subject to some state and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax (AMT).

(2) Insurance applies only to the timely repayment of principal and interest and does not eliminate market risk.

 ++ Bond ratings provided by Standard & Poors. Allocation percentages are based on total investment value of the portfolio as of 10/31/98.

CALIFORNIA
municipal fund

PORTFOLIO MANAGER:
JOSEPH PIRARO
VAN KAMPEN INVESTMENTS

Mr. Piraro joined the company in 1992, and serves as Vice President and Portfolio Manager of Van Kampen Investments. He has had primary portfolio management responsibility for the California Municipal Fund since May 1992.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

The strength of the economy, the decision by the Federal Reserve Board to delay adjusting short-term interest rates and the financial problems in Asia significantly affected the U.S. bond markets. As inflation remained benign, fixed-income assets rallied throughout most of the 12-month period. The yield of 30-year Treasury bonds, which moves in the opposite direction of its price, fell from 6.15% on October 21, 1997 to 4.69% in October 1998 before closing the period slightly higher at 5.16%.

The impact of the Asian financial crisis on U.S. bond markets was evident in the divergent paths taken by the Treasury market and the tax-exempt market. The problems in Asia, Russia, and Latin America continued to worsen and are beginning to spill over to the United States. These events caused the "flight to quality" to reach unparalleled levels and drove the yield on 30-year Treasury bonds to historically low levels, while driving the U.S. Dollar higher relative to Asian currencies.

The Federal Reserve cut rates in September by 25 basis points, and in a surprise move in October, the Fed again cut 25 basis points from rates. This move caused the U.S. Dollar to fall and the increased liquidity took pressure off the debt problems in the Asian, Russian, and Latin American economies.

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                    Fund (Class A    Fund (Class A        Lehman
                     Shares; not    Shares; adjusted     Brothers
                    adjusted for     for the maximum     Municipal     Inflation
                    sales charge)  4.5% sales charge)  Bond Index(1)    (CPI)(1)
--------------------------------------------------------------------------------
Inception** 7/25/89   $10,000          $ 9,550
                       10,080            9,626          $10,000         $10,000
                        9,978            9,529            9,902          10,041
                        9,952            9,504            9,872          10,099
                       10,117            9,662            9,993          10,165
                       10,252            9,790           10,168          10,223
Dec 89                 10,325            9,860           10,251          10,247
                       10,208            9,748           10,203          10,272
                       10,303            9,840           10,294          10,288
                       10,379            9,912           10,297          10,321
                       10,214            9,755           10,223          10,371
                       10,458            9,988           10,445          10,396
Jun                    10,598           10,122           10,537          10,412
                       10,750           10,266           10,692          10,520
                       10,497           10,024           10,537          10,569
                       10,564           10,089           10,544          10,627
                       10,740           10,257           10,734          10,644
                       10,992           10,498           10,950          10,669
Dec 90                 10,993           10,498           10,998          10,726
                       11,044           10,547           11,146          10,767
                       11,115           10,615           11,243          10,866
                       11,161           10,659           11,247          10,957
                       11,274           10,767           11,397          11,023
                       11,389           10,876           11,498          11,047
Jun                    11,357           10,846           11,487          11,047
                       11,472           10,956           11,627          11,114
                       11,607           11,085           11,780          11,130
                       11,724           11,196           11,933          11,147
                       11,864           11,330           12,041          11,164
                       11,901           11,365           12,075          11,197
Dec 91                 12,054           11,511           12,334          11,230
                       12,045           11,503           12,362          11,247
                       12,059           11,516           12,366          11,279
                       12,096           11,552           12,371          11,329
                       12,182           11,633           12,481          11,346
                       12,315           11,761           12,629          11,379
Jun                    12,556           11,991           12,841          11,387
                       13,015           12,430           13,226          11,404
                       12,812           12,236           13,096          11,445
                       12,851           12,273           13,181          11,503
                       12,587           12,020           13,052          11,519
                       12,970           12,387           13,286          11,535
Dec 92                 13,159           12,567           13,421          11,577
                       13,336           12,736           13,577          11,601
                       13,899           13,274           14,069          11,634
                       13,787           13,167           13,919          11,666
                       13,939           13,311           14,060          11,707
                       14,028           13,396           14,139          11,724
Jun                    14,294           13,651           14,375          11,715
                       14,282           13,640           14,394          11,773
                       14,654           13,994           14,693          11,814
                       14,847           14,179           14,860          11,855
                       14,848           14,180           14,889          11,888
                       14,628           13,970           14,758          11,905
Dec 93                 14,955           14,282           15,069          11,922
                       15,113           14,433           15,241          11,922
                       14,719           14,057           14,846          11,955
                       13,967           13,338           14,242          11,980
                       13,981           13,352           14,363          12,029
                       14,088           13,454           14,488          12,038
Jun                    13,982           13,352           14,400          12,038
                       14,210           13,570           14,663          12,070
                       14,264           13,622           14,714          12,111
                       14,075           13,441           14,498          12,153
                       13,788           13,168           14,240          12,170
                       13,446           12,841           13,982          12,178
Dec 94                 13,667           13,052           14,290          12,219
                       14,126           13,490           14,699          12,252
                       14,559           13,904           15,126          12,301
                       14,728           14,065           15,300          12,335
                       14,757           14,093           15,319          12,343
                       15,224           14,539           15,807          12,359
Jun                    15,040           14,363           15,670          12,359
                       15,112           14,432           15,819          12,409
                       15,300           14,611           16,019          12,458
                       15,414           14,721           16,120          12,500
                       15,660           14,955           16,354          12,541
                       15,950           15,232           16,626          12,566
Dec 95                 16,139           15,413           16,785          12,591
                       16,212           15,483           16,913          12,591
                       16,123           15,397           16,798          12,624
                       15,885           15,170           16,583          12,649
                       15,869           15,155           16,536          12,691
                       15,869           15,155           16,530          12,682
Jun                    16,003           15,283           16,710          12,673
                       16,168           15,441           16,862          12,748
                       16,228           15,498           16,859          12,789
                       16,441           15,701           17,095          12,855
                       16,623           15,875           17,287          12,905
                       16,899           16,139           17,602          12,930
Dec 96                 16,852           16,094           17,528          12,937
                       16,882           16,123           17,561          12,962
                       17,021           16,255           17,723          12,987
                       16,847           16,089           17,487          13,028
                       16,972           16,208           17,634          13,070
                       17,192           16,419           17,898          13,095
Jun                    17,414           16,631           18,089          13,095
                       17,956           17,148           18,590          13,137
                       17,810           17,009           18,415          13,177
                       18,019           17,208           18,634          13,210
                       18,147           17,330           18,754          13,226
                       18,292           17,469           18,864          13,218
Dec 97                 18,585           17,748           19,140          13,234
                       18,730           17,887           19,337          13,259
                       18,754           17,910           19,343          13,284
                       18,754           17,910           19,360          13,310
                       18,666           17,826           19,273          13,334
                       18,963           18,109           19,577          13,358
Jun                    19,023           18,167           19,654          13,374
                       19,036           18,180           19,703          13,390
                       19,320           18,451           20,006          13,406
                       19,600           18,718           20,256          13,422
Oct 98                 19,559           18,679           20,256          13,438

(1) Index total returns were calculated from 7/31/89 to 10/31/98. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

  During the period noted, the Advisor waived a portion of its fees, absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses or credits, yield and total return would have been lower.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

-------------------------------------------------------------------------------
TOTAL RETURNS AS OF 10/31/98
CLASS A SHARES                               1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                                (July 25, 1989)
Fund (not adjusted for sales charge)         7.80%    5.67%         7.51%
Fund (adjusted for the maximum
   4.5% sales charge)                        2.92%    4.70%         6.98%
Lehman Brothers Municipal Bond Index(1)      8.01%    6.35%         7.93%

CLASS B SHARES                               1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                               (June 30, 1994)
Fund (not adjusted for contingent
   deferred sales charge)                    7.00%      N/A         7.26%
Fund (adjusted for the maximum
   contingent deferred sales charge)         2.00%      N/A         7.07%
Lehman Brothers Municipal Bond
   Index(1)                                  8.01%      N/A         8.19%

CLASS S SHARES                               1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                               (June 30, 1994)
Fund (not adjusted for contingent
   deferred sales charge)                    7.00%      N/A         7.26%
Fund (adjusted for the maximum
   contingent deferred sales charge)         2.00%      N/A         7.07%
Lehman Brothers Municipal
   Bond Index(1)                             8.01%      N/A         8.19%

*Annualized

-------------------------------------------------------------------------------
                            PORTFOLIO COMPOSITION++

                         AAA                      64%
                         AA                        6%
                         A                         6%
                         BBB                       7%
                         Not Rated                17%

-------------------------------------------------------------------------------

Because of supply and demand fundamentals, the municipal market did not perform as well as Treasuries. Historically low interest rates fueled refundings as well as new borrowings, resulting in a 32% increase in issuance year to date over 1997. Although these lower rates were not quite as attractive to investors seeking yield, demand did keep pace with supply. In addition to interest from property and casualty companies and banks, the attractive ratio of municipal yields to Treasuries attracted some individuals as well as cross-over buyers (institutions who typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.13% or 99.6% of long-term Treasuries.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The strong supply of municipal bonds benefited the Fund as there were plenty of quality bond issues on the market. Issuance for the state was up 34% year to date over the same period in 1997. California continues to be the second largest issuer of tax-exempt bonds in the nation. This allowed ample opportunity to keep the portfolio well diversified.

At the end of the reporting period, the portfolio had a duration (a measure of a fund's sensitivity to interest rate movements) of 7.73 years, compared to the Lehman Brothers California Municipal Bond Index duration of 8.20 years. When interest rates decline, funds with longer durations tend to perform better, while the opposite is true when interest rates increase.

We did trade very selectively, however, given the existing structure of the Fund. While we did find some attractive offerings during the period, we maintained the core position of the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE?

We did not make any major shifts in sector concentration or rating distribution that had a significant impact on the Fund. This is primarily due to the continuing decline in interest rates, which are currently at levels significantly below the acquisition yields of securities in the Fund. The Fund has excellent diversification, with exposure to 16 industries, the largest of which is Tax Districts. Because of the attractive yields on our current holdings, as well as the good balance between sectors, we do not expect significant changes in the near future. The credit quality of the portfolio remains very high, and we expect to maintain that level given the demand for quality California securities. Given the compression in yield spreads on investment grade securities as noted above, we expect this position to continue to perform very well.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We do not anticipate making any drastic changes in the Fund's structure. We feel confident that the Fund is positioned for continued strong performance. Given our economic outlook, which is described below, we will maintain an average to slightly short duration. We will continue to manage the portfolio in a manner consistent with our philosophy, as we seek to achieve our objective of providing shareholders with a higher level of current income exempt from federal and California state income tax.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

We believe the economy will continue to grow at a moderate rate for the remainder of the year, supported by low interest rates. The housing industry has already benefited from the sharp decline in interest rates, and other sectors could follow if consumer and business spending picks up. Looking ahead into next year, we see the potential for continued economic growth as long as domestic interest rates remain low and the global financial crisis stabilizes. We believe the current low inflationary environment in the United States paves the way for further Fed interest rate cuts if the economy resumes its slowdown.

Unless the taxable market makes a significant move, we expect municipal yields to remain within their recent trading range. The supply of municipal issues looks like it will remain strong, possibly setting an annual record for the industry. Our strategy going forward will be to take advantage of the new issue market, which we expect to be highly active. We believe the portfolio is positioned to provide the potential for an attractive level of tax-exempt income without undue risk.

Overseas, we see some promising signs of recovery, including Japan's new bank reform package, which includes a willingness to let problem banks fail, and approval of an International Monetary Fund rescue package for Brazil. We will closely monitor these global and domestic events and their effects on the performance of the Fund, adjusting the portfolio when appropriate. We remain committed to the Fund's objective of providing a high level of tax-exempt income while preserving shareholders' capital.


Note: A portion of income may be subject to some State and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax
(AMT).

++ Bond ratings provided by Standard & Poors. Allocation percentages are based on total investment value of the portfolio as of 10/31/98.

FLORIDA INSURED
    municipal fund

PORTFOLIO MANAGER:
THOMAS BYRON
VAN KAMPEN INVESTMENTS

Mr. Byron, Vice President at Van Kampen, has over 15 years of experience with the company. He has been with Van Kampen since 1981 and held the position of Head Buyer and Manager, with responsibility for all tax-exempt and taxable Unit Investment Trusts. Mr. Byron has had primary portfolio management responsibility for the Florida Insured Municipal Fund since January 1997.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

The strength of the economy, the decision by the Federal Reserve Board to delay adjusting short-term interest rates and the financial problems in Asia significantly affected the U.S. bond markets. As inflation remained benign, fixed-income assets rallied throughout most of the 12-month period. The yield of 30-year Treasury bonds, which moves in the opposite direction of its price, fell from 6.15% on October 21, 1997 to 4.69% in October 1998 before closing the period slightly higher at 5.16%.

The impact of the Asian financial crisis on U.S. bond markets was evident in the divergent paths taken by the Treasury market and the tax-exempt market. The problems in Asia, Russia, and Latin America continued to worsen and are beginning to spill over to the United States. These events caused the "flight to quality" to reach unparalleled levels and drove the yield on 30-year Treasuries to historically low levels, while driving the U.S.
Dollar higher relative to Asian currencies.

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                    Fund (Class A    Fund (Class A        Lehman
                     Shares; not    Shares; adjusted     Brothers
                    adjusted for     for the maximum     Municipal     Inflation
                    sales charge)  4.5% sales charge)  Bond Index(1)    (CPI)(1)
--------------------------------------------------------------------------------
Inception* 6/7/93     $10,000          $ 9,550
                       10,050            9,598          $10,000         $10,000
                       10,083            9,629           10,013          10,049
                       10,387            9,920           10,221          10,084
Sep                    10,511           10,038           10,338          10,119
                       10,545           10,070           10,357          10,148
                       10,355            9,889           10,266          10,162
Dec 93                 10,686           10,206           10,483          10,176
                       10,813           10,326           10,602          10,176
                       10,414            9,945           10,328          10,205
Mar                     9,797            9,356            9,907          10,226
                        9,893            9,448            9,992          10,268
                        9,970            9,521           10,079          10,275
Jun                     9,899            9,454           10,017          10,275
                       10,092            9,638           10,200          10,303
                       10,095            9,641           10,236          10,338
Sep                     9,960            9,512           10,086          10,373
                        9,675            9,240            9,906          10,388
                        9,410            8,987            9,727          10,395
Dec 94                  9,780            9,340            9,941          10,430
                       10,043            9,591           10,225          10,458
                       10,362            9,896           10,523          10,500
Mar                    10,464            9,993           10,644          10,529
                       10,445            9,975           10,656          10,536
                       10,702           10,220           10,996          10,550
Jun                    10,495           10,022           10,901          10,550
                       10,587           10,111           11,004          10,592
                       10,758           10,274           11,144          10,634
Sep                    10,815           10,329           11,214          10,669
                       11,053           10,556           11,377          10,705
                       11,315           10,806           11,566          10,726
Dec 95                 11,498           10,981           11,677          10,747
                       11,556           11,036           11,766          10,747
                       11,431           10,917           11,686          10,775
Mar                    11,156           10,654           11,536          10,797
                       11,134           10,633           11,504          10,833
                       11,147           10,645           11,499          10,825
Jun                    11,288           10,780           11,624          10,817
                       11,430           10,915           11,730          10,881
                       11,419           10,905           11,728          10,916
Sep                    11,597           11,076           11,892          10,973
                       11,729           11,201           12,026          11,016
                       11,944           11,407           12,245          11,037
Dec 96                 11,891           11,356           12,193          11,043
                       11,880           11,345           12,216          11,064
                       12,001           11,461           12,329          11,085
Mar                    11,881           11,346           12,165          11,121
                       11,943           11,405           12,267          11,156
                       12,103           11,558           12,451          11,177
Jun                    12,240           11,689           12,584          11,177
                       12,647           12,078           12,932          11,213
                       12,537           11,973           12,811          11,248
Sep                    12,688           12,117           12,963          11,276
                       12,776           12,202           13,046          11,290
                       12,877           12,298           13,123          11,283
Dec 97                 13,080           12,491           13,315          11,296
                       13,206           12,612           13,452          11,318
                       13,192           12,598           13,456          11,339
Mar                    13,208           12,613           13,468          11,361
                       13,159           12,567           13,407          11,381
                       13,342           12,741           13,619          11,402
Jun                    13,382           12,780           13,672          11,416
                       13,437           12,832           13,707          11,429
                       13,634           13,021           13,918          11,443
                       13,805           13,183           14,092          11,457
Oct 98                 13,683           13,067           14,092          11,470

(1) Index total returns were calculated from 6/30/93 to 10/31/98. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

  During the period noted, the Advisor waived a certain portion of fees and absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waiver and absorption of other expenses or credits, yield and total return would have been lower.

+ The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

-------------------------------------------------------------------------------
TOTAL RETURNS AS OF 10/31/98

CLASS A SHARES                               1 YEAR   5 YEAR* SINCE INCEPTION*
                                                               (June 7, 1993)
Fund (not adjusted for sales charge)         7.97%    5.52%        6.14%
Fund (adjusted for the maximum
   4.5% sales charge)                        3.12%    4.55%        5.24%
Lehman Brothers Municipal Bond
   Index(1)                                  8.01%    6.35%        6.64%

CLASS B SHARES                               1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                                (June 30, 1994)
Fund (not adjusted for contingent
   deferred sales charge)                    7.17%     N/A         7.15%
Fund (adjusted for the maximum
   contingent deferred sales charge)         2.17%     N/A         6.97%
Lehman Brothers Municipal Bond
   Index(1)                                  8.01%     N/A         8.19%

CLASS S SHARES                               1 YEAR   5 YEAR*  SINCE INCEPTION*
                                                                (June 30, 1994)
Fund (not adjusted for contingent
   deferred sales charge)                    7.17%     N/A         7.15%
Fund (adjusted for the maximum
   contingent deferred sales charge)         2.17%     N/A         6.97%
Lehman Brothers Municipal Bond
   Index(1)                                  8.01%     N/A         8.19%

*Annualized

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION++

                         AAA                           82%
                         BBB                            9%
                         Not Rated                      9%

-------------------------------------------------------------------------------

The Federal Reserve cut rates in September by 25 basis points and in a surprise move in October, again cut 25 basis points from rates. This move caused the U.S. Dollar to fall and the increased liquidity took pressure off the debt problems in the Asian, Russian, and Latin American economies.

Because of supply and demand fundamentals, the municipal market did not perform as well as Treasuries. Historically low interest rates fueled refundings as well as new borrowings, resulting in a 32% increase in issuance year to date over 1997. Although these lower rates were not quite as attractive to investors seeking yield, demand did keep pace with supply. In addition to interest from casualty companies and banks, the attractive ratio of municipal yields to Treasuries attracted some individuals as well as cross-over buyers (institutions who typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.13% or 99.6% of long-term Treasuries.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The strong supply of municipal bonds benefited us as there were plenty of quality bond issues on the market. Issuance for the state was up 24% year to date over the same period in 1997. Of total new volume, insured issuance accounted for 76% of the state's supply through the end of the second quarter. This allowed ample opportunity to keep the portfolio well diversified.

At the end of the reporting period, the portfolio had a duration (a measure of a fund's sensitivity to interest rate movements) of 8.44 years, compared to the Lehman Brothers Florida Municipal Bond Index duration of 7.95 years. When interest rates decline, funds with longer durations tend to perform better, while the opposite is true when interest rates rise.

We did trade very selectively, however, given the existing structure of the Fund. While we did find some attractive offerings during the period, we maintained the core position of the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE?

While there were some fluctuations in sector concentration, these did not significantly impact performance. We increased our exposure to the water/sewer sector by 6%, and decreased holdings in the airport and retail utility industries. At the end of the period, 82% of assets were AAA rated versus the 80% minimum+ required by prospectus guidelines. The remaining 18% of assets were evenly split between BBB-rated and non-rated holdings.++

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Assuming that interest rates remain at or near current levels, we do not anticipate any significant restructuring of the portfolio. The core holdings in the portfolio have coupons and yields significantly above current market levels. The Fund is well diversified with exposure to 11 sectors. If the credit spread between AAA-rated and lower-rated paper were to widen, we would look for higher-yielding securities to acquire, which would help the income generation of the Fund. Currently, however, yield spreads are too narrow to make this a prudent strategy. Our interest rate outlook has shifted to a more neutral stance. As a result, we will look for new acquisitions that will maintain duration at its current level or slightly shorten it.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

We believe the economy will continue to grow at a moderate rate for the remainder of the year, supported by low interest rates. The housing industry has already benefited from the sharp decline in interest rates, and other sectors could follow if consumer and business spending picks up. Looking ahead into next year, we see the potential for continued economic growth as long as domestic interest rates remain low and the global financial crisis stabilizes. We believe the current low inflationary environment in the United States paves the way for further Fed interest rate cuts if the economy resumes its slowdown.

Unless the taxable market makes a significant move, we expect municipal yields to remain within their recent trading range. The supply of municipal issues looks like it will remain strong, possibly setting an annual record for the industry. The Florida economy remains strong and vibrant, with tourism, construction and other key sectors on the rise. Our strategy going forward will be to take advantage of the new issue market, which we expect to be highly active. We believe the portfolio is positioned to provide the potential for an attractive level of tax-exempt income without undue risk.

Overseas, we see some promising signs of recovery, including Japan's new bank reform package, which includes a willingness to let problem banks fail, and approval of an International Monetary Fund rescue package for Brazil. We will closely monitor these global and domestic events and their effects on the performance of the Fund, adjusting the portfolio when appropriate. We remain committed to providing a high level of tax-exempt income while preserving shareholders' capital.


Note: A portion of income may be subject to some state and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax
(AMT).

++ As rated by Standard & Poors. Allocation percentages are based on total investment value of the portfolio as of 10/31/98.

TAX-EXEMPT bond
 fund

PORTFOLIO MANAGER:
BRIAN PLACZEK
WM ADVISORS, INC.

Brian Placzek of WM Advisors, Inc. is the portfolio manager for the Tax-Exempt Bond Fund. Mr. Placzek is a Chartered Financial Analyst and has been with WM Advisors, Inc. for over seven years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

The year began with the economic crises in the emerging countries of Asia:
Thailand, South Korea, Malaysia and Indonesia. Interest rates on Treasury bonds dropped as investors worldwide flocked to the safe haven of U.S. Treasury bonds. The concern that the Asian crises would negatively impact domestic economic growth also pushed rates lower. These concerns intensified as the Asian crises deepened and began to impact our more developed trading partners such as Japan, Hong Kong, and China. The flight to quality peaked with the August collapse of the Russian economy and the government's default on its debt. The Russian collapse heightened investors concern about the exposure of Western banks, brokerages and investment funds to any type of risky assets. The fears increased when the Federal Reserve had to mediate a rescue of Long Term Capital Management, a multi-billion dollar hedge fund. The Fed again moved to calm the markets by cutting short-term interest rates in September from 5.50% to 5.25%, and again in October to 5.00%.

-------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                    Fund (Class A    Fund (Class A        Lehman
                     Shares; not    Shares; adjusted     Brothers
                    adjusted for     for the maximum     Municipal     Inflation
                    sales charge)  4.5% sales charge)  Bond Index(1)    (CPI)(1)
--------------------------------------------------------------------------------
Inception* 11/18/88   $10,000          $ 9,550          $10,000         $10,000
                        9,947            9,499            9,908          10,034
Dec 88                 10,061            9,608           10,009          10,077
                       10,217            9,757           10,216          10,119
                       10,151            9,694           10,100          10,162
                       10,140            9,684           10,076          10,230
                       10,328            9,863           10,314          10,264
                       10,474           10,002           10,529          10,272
Jun                    10,561           10,086           10,672          10,289
                       10,665           10,185           10,817          10,341
                       10,580           10,104           10,711          10,383
                       10,565           10,090           10,679          10,444
                       10,641           10,162           10,809          10,511
                       10,789           10,304           10,999          10,571
Dec 89                 10,874           10,385           11,089          10,597
                       10,770           10,285           11,037          10,622
                       10,886           10,396           11,135          10,639
                       10,871           10,382           11,138          10,673
                       10,746           10,263           11,058          10,724
                       11,025           10,529           11,299          10,750
Jun                    11,148           10,646           11,398          10,767
                       11,288           10,780           11,566          10,878
                       11,082           10,584           11,398          10,929
                       11,128           10,627           11,405          10,990
                       11,286           10,778           11,612          11,007
                       11,572           11,051           11,845          11,032
Dec 90                 11,604           11,082           11,897          11,092
                       11,728           11,201           12,057          11,134
                       11,802           11,271           12,161          11,237
                       11,833           11,300           12,166          11,331
                       11,928           11,391           12,328          11,399
                       12,041           11,499           12,438          11,424
Jun                    12,019           11,478           12,425          11,424
                       12,199           11,650           12,577          11,493
                       12,347           11,792           12,743          11,510
                       12,511           11,948           12,909          11,527
                       12,626           12,057           13,025          11,544
                       12,620           12,052           13,061          11,579
Dec 91                 12,923           12,342           13,342          11,613
                       12,934           12,352           13,373          11,630
                       12,905           12,324           13,377          11,664
                       12,914           12,333           13,382          11,715
                       13,028           12,442           13,501          11,733
                       13,179           12,586           13,661          11,767
Jun                    13,418           12,814           13,890          11,775
                       13,946           13,319           14,307          11,793
                       13,721           13,104           14,167          11,835
                       13,729           13,111           14,259          11,895
                       13,538           12,929           14,119          11,912
                       13,873           13,248           14,372          11,929
Dec 92                 14,087           13,453           14,518          11,972
                       14,244           13,603           14,687          11,997
                       14,768           14,104           15,218          12,030
                       14,648           13,989           15,057          12,064
                       14,785           14,120           15,209          12,106
                       14,829           14,162           15,294          12,123
Jun                    15,157           14,475           15,550          12,115
                       15,107           14,427           15,570          12,174
                       15,496           14,798           15,894          12,217
                       15,711           15,004           16,075          12,259
                       15,755           15,046           16,105          12,294
                       15,506           14,808           15,964          12,311
Dec 93                 15,853           15,140           16,301          12,328
                       16,036           15,314           16,486          12,328
                       15,559           14,859           16,059          12,363
                       14,850           14,182           15,406          12,389
                       14,914           14,243           15,537          12,440
                       15,060           14,383           15,672          12,448
Jun                    14,943           14,271           15,576          12,448
                       15,233           14,547           15,861          12,482
                       15,260           14,573           15,917          12,524
                       14,979           14,305           15,683          12,567
                       14,698           14,037           15,404          12,584
                       14,395           13,747           15,125          12,593
Dec 94                 14,817           14,150           15,458          12,636
                       15,282           14,594           15,900          12,670
                       15,784           15,074           16,362          12,721
                       15,897           15,182           16,551          12,755
                       15,901           15,185           16,570          12,764
                       16,456           15,715           17,099          12,781
Jun                    16,289           15,556           16,950          12,781
                       16,420           15,681           17,111          12,832
                       16,575           15,829           17,329          12,883
                       16,663           15,913           17,438          12,926
                       16,948           16,186           17,691          12,968
                       17,298           16,520           17,984          12,994
Dec 95                 17,522           16,733           18,157          13,020
                       17,614           16,821           18,295          13,020
                       17,439           16,654           18,171          13,054
                       17,158           16,386           17,938          13,080
                       17,051           16,284           17,888          13,123
                       17,055           16,287           17,881          13,114
Jun                    17,211           16,437           18,075          13,105
                       17,371           16,589           18,240          13,182
                       17,374           16,592           18,236          13,225
                       17,581           16,790           18,492          13,293
                       17,745           16,947           18,700          13,345
                       18,046           17,234           19,041          13,371
Dec 96                 17,964           17,155           18,960          13,379
                       17,971           17,162           18,996          13,404
                       18,131           17,315           19,171          13,429
                       17,883           17,078           18,916          13,472
                       18,004           17,194           19,075          13,515
                       18,267           17,445           19,361          13,541
Jun                    18,435           17,605           19,567          13,541
                       19,004           18,149           20,109          13,585
                       18,747           17,904           19,920          13,627
                       18,938           18,085           20,157          13,661
                       19,061           18,203           20,286          13,677
                       19,160           18,297           20,406          13,669
Dec 97                 19,508           18,630           20,704          13,685
                       19,684           18,798           20,917          13,711
                       19,635           18,751           20,923          13,737
                       19,647           18,762           20,942          13,763
                       19,511           18,633           20,848          13,788
                       19,794           18,903           21,177          13,813
Jun                    19,879           18,984           21,260          13,830
                       19,893           18,998           21,313          13,846
                       20,229           19,319           21,641          13,863
                       20,439           19,520           21,912          13,879
Oct 98                 20,401           19,483           21,912          13,896

(1) The Lehman Brothers Municipal Bond Index is unmanaged and includes all investment grade municipal bond issues. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The Index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

  + The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

-------------------------------------------------------------------------------
TOTAL RETURNS AS OF 10/31/98

CLASS A SHARES                            1 YEAR     5 YEAR*       10 YEAR*
Fund (not adjusted for sales charge)       7.03%     5.30%          7.39%
Fund (adjusted for the maximum 4.5%
  sales charge)                            2.16%     4.35%          6.90%
Lehman Brothers Municipal Bond
  Index(1)                                 8.01%     6.35%          8.16%

CLASS B SHARES                            1 YEAR     5 YEAR     SINCE INCEPTION*
                                                                (March 30, 1994)
Fund (not adjusted for contingent
  deferred sales charge)                   6.17%      N/A           6.13%
Fund (adjusted for the maximum
  contingent deferred sales charge)        1.17%      N/A           5.96%
Lehman Brothers Municipal Bond Index(1)    8.01%      N/A           7.99%
CLASS S SHARES                                                   SINCE INCEPTION
                                                                (March 23, 1998)
Fund (not adjusted for contingent
  deferred sales charge)                                            3.27%
Fund (adjusted for the maximum
  contingent deferred sales charge)                                -1.73%

*Annualized
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PORTFOLIO composition++

                    AAA                             38%
                    AA                              26%
                    A                               17%
                    BBB                             13%
                    Other                            6%

Bond yields generally fell throughout the year, sometimes declining in a volatile and dramatic fashion. The drop in yields was concentrated in intermediate-term assets as five-year Treasury yields fell 149 basis points (1.49%) from 5.72% to 4.23%, 10-year yields fell 123 basis points to 4.60%, and 30- year Treasury yields fell 100 basis points to 5.15%. Yields in the municipal market followed suit as they are usually tied to the overall trends in rates, particularly Treasuries. While municipal yields did not fall as much as Treasury yields, declines ranged from 31 to 45 basis points. Overall, this caused positive performance for the Fund as its price moves in the opposite direction of interest rates, but had a negative impact relative to Treasuries. The weaker relative performance was primarily due to three factors: the global flight to quality, overall issuance and supply factors, and the callable nature of municipal bonds.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The decline in interest rates had the biggest impact on the Fund. We maintained our position in non-callable bonds to take advantage of the decline in rates. In a market of declining rates, these bonds perform much better than the typical municipal bond with call features. When the supply of non-callable bonds diminished or were too expensive, we purchased discount bonds - bonds on which the coupon is significantly below its yield. In an environment of falling rates the lower coupon on these bonds provide significant protection against their call feature. This can provide positive overall total return results to the Fund.

We maintained a barbell structure in the portfolio, with concentrations at the long- and short-term maturities. This strategy tends to perform better when the yield curve flattens (when the difference between long-term and short-term rates lessen). We also added positions in zero-coupon bonds to the portfolio; these securities also perform better when the yield curve flattens. With respect to rating quality of assets, the Fund was negatively impacted by its high quality holdings during the first half of the reporting period. Lower-quality bonds (those bonds rated below BBB) outperformed higher-quality bonds as their yields declined faster. This trend shifted in March as we saw value in and added positions in non-rated bonds. This is a market where careful research can turn up some very strong holdings.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

WM Advisors, Inc. began managing the Fund in March of 1998. Prior to the merger, the Fund had negligible holdings of BBB-rated securities and performance was impacted by the underweight in lower-rated bonds. We picked up some of these BBB-rated bonds through the merger, but we felt that the outperformance of these positions had run its course and the risk/reward tradeoff did not warrant building up the position. Our focus on intermediate-term municipal securities also provided value in both price performance and risk management as these yields dropped more than long-term municipal yields. Our objective of tax-exempt income is evident in the 30-day SEC Yield as of October 31, 1998 of 3.97% (3.38% for B shares). With low inflation, and relative to taxable investments, this yield provides a quality tax-exempt investment opportunity.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We expect yields to resume their downward trend. Given this outlook, municipal bonds again may underperform Treasuries. However, over the longer term, as new issuance subsides and investors acclimate themselves generally to the lower levels of interest rates, municipal yields should decline and assume a more historical relationship to Treasury yields. Normally, long-term municipal yields are approximately 80-85% of long-term Treasury yields; during the recent drop, municipal yields were actually higher than similar maturity Treasuries. Given the tax benefit, this provides a unique investment opportunity. Overall, the decline in municipal yields would be positive for the Fund and its shareholders as prices move in the opposite direction of interest rates.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

There still exists the potential for international economic crises to create market volatility and impact the U.S. economy. There still is pressing concern regarding Brazil and Latin America - although the IMF has offered a helping hand, a great deal needs to be accomplished by Brazil to avoid structural problems. A blow-up in Brazil would impact other Latin American countries. Furthermore, the U.S. economy and its banks are much more exposed to Latin America than Asia or Russia.

Generally we expect a continued slowdown in the economy; low inflation and further eases by the Fed will bring rates down to new levels.

Since August, the markets panicked and drove rates down precipitously - particularly Treasuries. As the panic dwindled, rates backed up some from the lows achieved at the very beginning of October. However, while the market was overreacting to events in Russia and Long Term Capital Management, there is evidence of an underlying slowing in the economy. In the face of this slowing and comforted by record low inflation, it is expected that the Federal Reserve will lower rates further over the next year.

Note: A portion of the Fund's income may be subject to some state and/or local tax. In addition, exempt-interest dividends from the Fund will generally increase a corporate shareholder's exposure to AMT liability.

++ As rated by Standard & Poors. Allocation percentages are based on total investment value of the portfolio as of 10/31/98.

BOND & STOCK
 fund

PORTFOLIO MANAGER:
JEFFREY D. HUFFMAN
WM ADVISORS, INC.

Jeffrey D. Huffman, Senior Portfolio Manager of WM Advisors, Inc. has been the lead manager for the Bond & Stock Fund since January 1995. Mr. Huffman is a Chartered Financial Analyst, holds an MBA, and has over 12 years of investment management experience.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

Over the course of the past year, the stock market generated strong returns despite the deterioration of economic and business fundamentals stemming from a collapse of emerging market economies. This began in Asia and spread into Latin America and Russia with currencies and markets crashing. Returns of the stock market were distorted by a small group of highly-priced stocks; a select group of 20 stocks accounted for nearly all the gain in the S&P 500 index for the year. If we take a broader look at the overall market, we find that most stocks have under-performed the index. The Fund was also impacted by its value style of management over the past 12 months. Value style managers under-performed their growth style counterparts by approximately 20% for the year. The performance disparity between growth and value is the largest it has been in the last 30 years.

-------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                    Fund
                                  (Class A      Lehman
                                   Shares;     Brothers
                   Fund (Class A  adjusted    Government/  Standard &
                    Shares; not   for the      Corporate   Poor's 500
                   adjusted for  maximum 5.5%    Bond       Composite  Inflation
                   sales charge) sales charge)  Index(1)    Index(1)    (CPI)(1)
--------------------------------------------------------------------------------
Inception* 11/18/88  $10,000      $ 9,450      $10,000      $10,000     $10,000
                       9,855        9,313        9,887        9,858      10,034
Dec 88                 9,913        9,368        9,921       10,036      10,077
                      10,290        9,724       10,053       10,762      10,119
                      10,241        9,678        9,976       10,494      10,162
                      10,301        9,734       10,030       10,742      10,230
                      10,532        9,953       10,243       11,296      10,264
                      10,833       10,238       10,495       11,750      10,272
Jun                   10,924       10,323       10,837       11,687      10,289
                      11,351       10,727       11,062       12,736      10,341
                      11,402       10,775       10,891       12,982      10,383
                      11,342       10,718       10,939       12,931      10,444
                      11,229       10,611       11,215       12,630      10,511
                      11,157       10,543       11,316       12,893      10,571
Dec 89                11,135       10,522       11,333       13,197      10,597
                      10,764       10,172       11,178       12,311      10,622
                      10,817       10,222       11,203       12,470      10,639
                      10,923       10,322       11,204       12,798      10,673
                      10,654       10,068       11,101       12,482      10,724
                      11,244       10,626       11,423       13,699      10,750
Jun                   11,265       10,646       11,608       13,603      10,767
                      11,233       10,615       11,752       13,560      10,878
                      10,581        9,999       11,581       12,335      10,929
                      10,350        9,781       11,677       11,728      10,990
                      10,417        9,844       11,833       11,685      11,007
                      10,901       10,301       12,091       12,438      11,032
Dec 90                11,144       10,531       12,273       12,778      11,092
                      11,524       10,890       12,411       13,343      11,134
                      12,083       11,418       12,517       14,298      11,237
                      12,251       11,577       12,604       14,639      11,331
                      12,432       11,748       12,749       14,680      11,399
                      12,726       12,026       12,809       15,308      11,424
Jun                   12,488       11,801       12,794       14,608      11,424
                      12,625       11,931       12,956       15,292      11,493
                      12,808       12,104       13,254       15,652      11,510
                      12,901       12,191       13,531       15,395      11,527
                      12,958       12,246       13,651       15,601      11,544
                      12,750       12,049       13,788       14,971      11,579
Dec 91                13,568       12,822       14,252       16,682      11,613
                      13,519       12,775       14,041       16,372      11,630
                      13,629       12,880       14,116       16,581      11,664
                      13,573       12,826       14,038       16,256      11,715
                      13,883       13,119       14,122       16,729      11,733
                      13,957       13,190       14,396       16,820      11,767
Jun                   13,946       13,179       14,608       16,576      11,775
                      14,384       13,593       14,982       17,244      11,793
                      14,309       13,522       15,115       16,895      11,835
                      14,473       13,677       15,321       17,090      11,895
                      14,270       13,486       15,086       17,151      11,912
                      14,600       13,797       15,073       17,729      11,929
Dec 92                14,910       14,090       15,332       17,962      11,972
                      15,040       14,212       15,666       18,093      11,997
                      15,233       14,396       15,992       18,337      12,030
                      15,518       14,664       16,046       18,731      12,064
                      15,387       14,541       16,170       18,272      12,106
                      15,544       14,689       16,162       18,766      12,123
Jun                   15,597       14,739       16,529       18,828      12,115
                      15,624       14,764       16,635       18,739      12,174
                      16,112       15,225       17,017       19,453      12,217
                      16,065       15,182       17,077       19,309      12,259
                      16,265       15,370       17,147       19,701      12,294
                      16,039       15,157       16,953       19,516      12,311
Dec 93                16,292       15,396       17,028       19,756      12,328
                      16,754       15,833       17,283       20,418      12,328
                      16,360       15,460       16,906       19,866      12,363
                      15,716       14,852       16,492       19,002      12,389
                      15,812       14,942       16,355       19,249      12,440
                      15,894       15,020       16,326       19,563      12,448
Jun                   15,592       14,735       16,288       19,080      12,448
                      15,994       15,114       16,614       19,711      12,482
                      16,395       15,494       16,621       20,514      12,524
                      16,049       15,166       16,370       20,019      12,567
                      16,119       15,232       16,352       20,478      12,584
                      15,769       14,902       16,322       19,726      12,593
Dec 94                15,945       15,068       16,430       20,014      12,636
                      16,216       15,324       16,745       20,534      12,670
                      16,701       15,782       17,134       21,331      12,721
                      17,107       16,166       17,249       21,963      12,755
                      17,539       16,574       17,488       22,602      12,764
                      18,143       17,146       18,221       23,495      12,781
Jun                   18,510       17,492       18,367       24,047      12,781
                      18,888       17,849       18,295       24,847      12,832
                      19,077       18,028       18,529       24,914      12,883
                      19,681       18,599       18,718       25,958      12,926
                      19,754       18,668       18,994       25,868      12,968
                      20,355       19,236       19,307       27,006      12,994
Dec 95                20,917       19,766       19,591       27,505      13,020
                      21,508       20,325       19,712       28,451      13,020
                      21,417       20,239       19,294       28,725      13,054
                      21,453       20,273       19,132       29,000      13,080
                      21,591       20,403       19,000       29,427      13,123
                      21,911       20,706       18,968       30,186      13,114
Jun                   22,042       20,830       19,222       30,310      13,105
                      21,472       20,291       19,266       28,961      13,182
                      21,765       20,568       19,220       29,575      13,225
                      22,536       21,297       19,562       31,237      13,293
                      22,847       21,590       20,018       32,093      13,345
                      23,888       22,574       20,386       34,529      13,371
Dec 96                23,761       22,454       20,160       33,852      13,379
                      24,347       23,007       20,184       35,954      13,404
                      24,614       23,260       20,227       36,245      13,429
                      24,175       22,845       19,986       34,738      13,472
                      24,613       23,259       20,278       36,811      13,515
                      25,709       24,295       20,466       39,072      13,541
Jun                   26,483       25,026       20,712       40,814      13,541
                      27,774       26,246       21,346       44,055      13,585
                      26,874       25,396       21,107       41,605      13,627
                      27,961       26,423       21,438       43,885      13,661
                      27,601       26,083       21,781       42,420      13,677
                      28,217       26,665       21,897       44,384      13,669
Dec 97                28,488       26,921       22,126       45,147      13,685
                      28,488       26,921       22,438       45,648      13,711
                      29,502       27,879       22,394       48,939      13,737
                      30,098       28,443       22,463       51,445      13,763
                      30,300       28,633       22,575       51,965      13,788
                      29,815       28,175       22,817       51,071      13,813
Jun                   30,041       28,389       23,050       53,144      13,830
                      28,843       27,256       23,068       52,581      13,846
                      25,855       24,433       23,518       44,978      13,863
                      26,992       25,508       24,190       47,861      13,879
Oct 98                28,712       27,133       24,019       51,751      13,896

(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Lehman Brothers Government/Corporate Bond Index represents all U.S. government and corporate bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

  + The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/98

CLASS A SHARES                            1 YEAR    5 YEAR*       10 YEAR*
Fund (not adjusted for sales charge)       4.03%    12.04%         11.12%
Fund (adjusted for the maximum
  5.5% sales charge)                      -1.70%    10.78%         10.50%
Lehman Brothers Government/
  Corporate Bond Index(1)                 10.27%     6.97%          9.16%
Standard & Poor's 500 Composite Index1    22.00%    21.31%         17.87%

CLASS B SHARES                            1 YEAR    5 YEAR      SINCE INCEPTION*
                                                                (March 30, 1994)
Fund (not adjusted for sales charge)       3.12%      N/A          13.08%
Fund (adjusted for the maximum
  contingent deferred sales charge)       -1.22%      N/A          12.94%
Lehman Brothers Government/Corporate
  Bond Index(1)                           10.27%      N/A           8.55%
Standard & Poor's 500 Composite Index1    22.00%      N/A          24.43%
CLASS S SHARES                                                 SINCE INCEPTION
                                                                (May 6, 1998)
Fund (not adjusted for contingent
  deferred sales charge)                                           -6.25%
Fund (adjusted for the maximum
  contingent deferred sales charge)                               -10.87%

*Annualized
--------------------------------------------------------------------------------

                             PORTFOLIO composition++

                     Common Stocks                     57%
                     Treasuries & Agencies             14%
                     Corporate Bonds                   10%
                     Convertible Bonds &
                       Preferred Stocks                 7%
                     Mortgage-backed                    6%
                     REITs                              5%
                     Other                              1%

We believe that, over time, this disparity between growth and value will close and therefore maintain our value discipline. This focus has the potential to reward shareholders without undue risk.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Two basic market factors produced disappointing investment results: the underperformance of the value style and the high concentration of results in the largest firms. We overemphasized the value component of the Fund, which led us to hold lower-quality, lower-priced securities. Additionally, we did not focus assets on that small group of higher priced stocks that led the market over the course of the past year. With the summer's decline in prices, we have implemented portfolio changes to take advantage of current market conditions.

The decline in equity prices in August and September allowed us to purchase higher quality assets at prices we feel represent excellent value. For example, we added equity positions in Pepsico, Xerox, Mattel, T. Rowe Price, and Carnival Cruise Lines. At the same time, we eliminated several names from the portfolio where fundamental prospects had weakened. The net result was an increase in the overall quality of the portfolio without materially altering its valuation characteristics. We were able to add strong positions to the Fund without increasing the overall portfolio risk.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Our asset allocation remains largely unchanged from earlier in the year. We continue to favor equity investments, with approximately two-thirds of the portfolio invested in common stocks, real estate investment trusts, and convertible securities. These investments offer higher potential for capital growth, yet do increase the potential for price volatility. This was evident as we look at short-term results, but equity investments provide the potential for higher long-term growth. To add stability to the Fund and to generate current income, we allocate a percentage of assets in fixed-income securities concentrated in high-quality U.S. Treasury issues, and also higher-yielding corporate bonds, and mortgage-backed securities. This serves to mitigate risk as well as provide both income and price performance during interest rate declines. The fixed-income portion of assets provided positive results during the decline in equity markets. This demonstrates the benefits of a diversified portfolio in managing overall investment risk. Despite the recent volatility in the market, we think the low inflation environment provides a positive backdrop that continues to favor the long-term ownership of both stocks and bonds.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Our outlook for the Fund is positive. The economic backdrop to the financial markets appears to be improving as emerging markets stabilize, Japan enacts policy to reform their financial sector, and the Federal Reserve is accommodative. Our strategy continues to emphasize quality and value. For our equity investments, we search for businesses that generate high rates of return on their capital, that have good growth prospects, and that trade in the market at levels which represent a discount to the underlying value of the company. In the fixed-income portion of the Fund, we seek out a competitive level of current income consistent with maintaining a high level of overall quality in the portfolio. Our overriding objective continues to be that of maintaining a broadly diversified portfolio of quality investments that have the potential to reward Fund shareholders without taking unnecessary risk.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

We believe that there will be an economic slowdown stemming from global unrest, and we forecast slower domestic growth, yet we do not foresee a recession. We do not see inflationary pressures on the horizon and, therefore, with slow growth and the absence of price increases, interest rates should continue to decline. It appears that emerging markets worldwide may stabilize, but at relatively weak levels. The effects on financial markets will be mixed with weaker corporate profits potentially inciting continued stock market volatility with the potential for lower interest rates providing a positive outlook for fixed-income investments.

++ Allocation percentages are based on total investment value of the portfolio as of 10/31/98. Differences from financial statements are a result of a consolidation of industries or sectors.

GROWTH & INCOME
 fund

PORTFOLIO MANAGER:
WM ADVISORS, INC.

The Growth & Income Fund is managed by a team of investment professionals at WM Advisors, Inc. The Fund was formerly managed by an employee of the firm.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

The period began with strong results as, although volatile, large-cap stocks advanced to new highs. The positive performance lasted until July when markets began to slide in the midst of global turmoil and uncertainty. August proved to be a very negative month, with the S&P 500 dropping nearly 15%. The period closed on a positive note as accommodative monetary policy aided in quelling some of the unrest worldwide. During the period, drug holdings contributed positively toward overall performance as many pharmaceutical firms, such as Warner Lambert, led the market. The Fund was negatively impacted by its lack of retail exposure as the consumer continued to spend, propelling the economy forward. Additionally, performance of the overall market was concentrated in the largest, most-liquid, mega-caps of the S&P 500. Small stocks again failed to participate in the equity rally for the third year in a row. Style factors also played a significant role in Fund performance as the growth style advanced three times that of the value style employed by the Fund. Overall, while the Fund performance was positive, it significantly underperformed the S&P 500 for the 12-month period.

--------------------------------------------------------------------------------

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                    Fund (Class A    Fund (Class A     Standard &
                     Shares; not    Shares; adjusted   Poor's 500
                    adjusted for     for the maximum    Composite      Inflation
                    sales charge)  5.5% sales charge)   Index(1)       (CPI)(1)
--------------------------------------------------------------------------------
Inception* 11/18/88   $10,000          $ 9,450          $10,000         $10,000
                        9,811            9,271            9,858          10,034
Dec 88                  9,928            9,382           10,036          10,077
                       10,447            9,873           10,762          10,119
                       10,420            9,847           10,494          10,162
                       10,502            9,924           10,742          10,230
                       10,768           10,176           11,296          10,264
                       11,079           10,470           11,750          10,272
Jun                    11,006           10,401           11,687          10,289
                       11,541           10,906           12,736          10,341
                       11,735           11,089           12,982          10,383
                       11,597           10,959           12,931          10,444
                       11,300           10,679           12,630          10,511
                       11,124           10,512           12,893          10,571
Dec 89                 11,130           10,518           13,197          10,597
                       10,598           10,015           12,311          10,622
                       10,698           10,110           12,470          10,639
                       10,849           10,252           12,798          10,673
                       10,433            9,859           12,482          10,724
                       11,213           10,597           13,699          10,750
Jun                    11,121           10,509           13,603          10,767
                       10,978           10,374           13,560          10,878
                        9,977            9,428           12,335          10,929
                        9,484            8,962           11,728          10,990
                        9,463            8,943           11,685          11,007
                       10,134            9,576           12,438          11,032
Dec 90                 10,464            9,889           12,778          11,092
                       11,025           10,419           13,343          11,134
                       11,825           11,175           14,298          11,237
                       12,075           11,411           14,639          11,331
                       12,232           11,559           14,680          11,399
                       12,661           11,965           15,308          11,424
Jun                    12,304           11,628           14,608          11,424
                       12,515           11,827           15,292          11,493
                       12,641           11,946           15,652          11,510
                       12,599           11,906           15,395          11,527
                       12,557           11,866           15,601          11,544
                       12,155           11,486           14,971          11,579
Dec 91                 13,330           12,597           16,682          11,613
                       13,375           12,640           16,372          11,630
                       13,590           12,842           16,581          11,664
                       13,487           12,745           16,256          11,715
                       13,862           13,099           16,729          11,733
                       13,896           13,131           16,820          11,767
Jun                    13,681           12,928           16,576          11,775
                       14,160           13,381           17,244          11,793
                       13,829           13,068           16,895          11,835
                       14,070           13,296           17,090          11,895
                       13,806           13,046           17,151          11,912
                       14,414           13,622           17,729          11,929
Dec 92                 14,796           13,982           17,962          11,972
                       14,867           14,049           18,093          11,997
                       14,808           13,993           18,337          12,030
                       15,169           14,334           18,731          12,064
                       14,883           14,065           18,272          12,106
                       15,204           14,368           18,766          12,123
Jun                    15,104           14,273           18,828          12,115
                       15,020           14,194           18,739          12,174
                       15,426           14,577           19,453          12,217
                       15,163           14,329           19,309          12,259
                       15,331           14,488           19,701          12,294
                       15,235           14,397           19,516          12,311
Dec 93                 15,802           14,933           19,756          12,328
                       16,514           15,606           20,418          12,328
                       16,255           15,361           19,866          12,363
                       15,612           14,753           19,002          12,389
                       15,794           14,925           19,249          12,440
                       16,002           15,121           19,563          12,448
Jun                    15,670           14,808           19,080          12,448
                       16,179           15,289           19,711          12,482
                       16,831           15,905           20,514          12,524
                       16,459           15,554           20,019          12,567
                       16,642           15,727           20,478          12,584
                       16,158           15,269           19,726          12,593
Dec 94                 16,207           15,316           20,014          12,636
                       16,466           15,560           20,534          12,670
                       17,023           16,087           21,331          12,721
                       17,519           16,555           21,963          12,755
                       17,942           16,955           22,602          12,764
                       18,392           17,381           23,495          12,781
Jun                    18,754           17,722           24,047          12,781
                       19,425           18,356           24,847          12,832
                       19,575           18,499           24,914          12,883
                       20,240           19,126           25,958          12,926
                       20,116           19,010           25,868          12,968
                       20,940           19,788           27,006          12,994
Dec 95                 21,576           20,389           27,505          13,020
                       22,190           20,970           28,451          13,020
                       22,491           21,254           28,725          13,054
                       22,704           21,456           29,000          13,080
                       23,235           21,957           29,427          13,123
                       23,736           22,431           30,186          13,114
Jun                    23,765           22,458           30,310          13,105
                       22,573           21,331           28,961          13,182
                       23,248           21,969           29,575          13,225
                       24,592           23,239           31,237          13,293
                       24,866           23,498           32,093          13,345
                       26,681           25,213           34,529          13,371
Dec 96                 26,382           24,931           33,852          13,379
                       27,635           26,115           35,954          13,404
                       27,789           26,261           36,245          13,429
                       26,828           25,353           34,738          13,472
                       27,820           26,290           36,811          13,515
                       29,665           28,033           39,072          13,541
Jun                    31,183           29,468           40,814          13,541
                       33,528           31,684           44,055          13,585
                       32,037           30,275           41,605          13,627
                       33,846           31,985           43,885          13,661
                       32,634           30,839           42,420          13,677
                       33,629           31,780           44,384          13,669
Dec 97                 34,171           32,292           45,147          13,685
                       33,600           31,752           45,648          13,711
                       36,171           34,181           48,939          13,737
                       37,509           35,446           51,445          13,763
                       37,667           35,595           51,965          13,788
                       36,687           34,669           51,071          13,813
Jun                    37,696           35,623           53,144          13,830
                       36,188           34,198           52,581          13,846
                       29,812           28,172           44,978          13,863
                       32,221           30,449           47,861          13,879
Oct 98                 35,043           33,116           51,751          13,896

(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder.

  + The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/98

CLASS A SHARES                            1 YEAR    5 YEAR*        10 YEAR*
Fund (not adjusted for sales charge)       7.38%    17.99%         13.37%
Fund (adjusted for the maximum 5.5%
   sales charge)                           1.48%    16.66%         12.27%
Standard & Poor's 500 Composite Index(1)  22.00%    21.31%         17.87%

CLASS B SHARES                            1 YEAR    5 YEAR      SINCE INCEPTION*
                                                                (March 30, 1994)
Fund (not adjusted for sales charge)       6.50%      N/A          18.33%
Fund (adjusted for the maximum
  contingent deferred sales charge)        1.86%      N/A          18.21%
Standard & Poor's 500 Composite Index(1)  22.00%      N/A          24.43%

CLASS S SHARES                                                  SINCE INCEPTION
                                                                (March 23, 1998)
Fund (not adjusted for contingent
  deferred sales charge)                                           -6.83%
Fund (adjusted for the maximum
  contingent deferred sales charge)                               -11.49%

*Annualized

--------------------------------------------------------------------------------

                             PORTFOLIO composition++
                     Other                             15%
                     Consumer Stocks                   14%
                     Computer Stocks                   13%
                     Health Care                       13%
                     Capital Goods                      7%
                     Bank/Savings & Loan                7%
                     Financial Services                 7%
                     Oil & Gas                          6%
                     Utilities/Telecom                  6%
                     Electronics                        5%
                     Media                              4%
                     Preferred Stock                    3%

--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

What could have provided a lift to the Fund did not, as a number of mergers did not occur or fell apart in process. Management turned down high offers with Fund holdings such as Humana, Zurn, Mellon Bank, and Pennzoil. Also, a tougher stance by the Justice Department on the Northrop merger hurt performance as the stock fell when the merger was denied. Although many of the stocks in the portfolio were out of favor relative to the largest positions in the S&P 500, we continue to believe that we own many good businesses that are trading at attractive prices. We utilized the volatility in the markets to buy positions in companies whose prices had been pushed down to levels under our overall valuation of the firm. The short-term weakness in financial markets is a reminder to maintain a long-term focus to equity investment.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

An environment of slow growth and low inflation helped our overweighted position in foods and drugs as these sectors provided relative performance strength. Strong domestic economic growth was good for retail and consumer cyclical stocks, but we were underweighted in these sectors. A holding that provided a boost to the Fund was Viacom, which produced The Titanic, a monstrous hit worldwide that helped send the stock up over 50%. We will maintain our focus of finding strong companies at good valuations. Although value investing has underperformed growth recently, we feel that our commitment to this approach has the opportunity to reward shareholders over the long-term.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Our outlook is very positive, as interest rate easing by the Federal Reserve is quite beneficial for stocks. We think that small- and mid-cap stocks are undervalued and oversold, and the Fund's positions in these firms could provide strong relative performance in the coming months. We have over 30% in mid- and small-company stocks, making the portfolio 20% smaller than S&P 500. Lower interest rates are especially good for these holdings. We are finding great companies that are on sale: Disney, Merrill Lynch, and Sony for example, were all hampered by the summer's sell-off and prices dropped to very attractive levels. Another positive demographic factor is the currently low global savings rate. We feel that as the population ages, this rate will increase and more money will head into investments.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

We expect the Fed easing of interest rates that has taken place recently to improve the outlook for the U.S. economy by the end of 1999. We also see ahead a bottom in the Asian economies and currencies as Japan cuts its taxes to the consumer. There does not seem to be any indication of global inflationary pressures, and we forecast inflation to remain under control throughout 1999. We expect slow growth and low inflation in 1999, a scenario that is positive for financial assets.


++ Allocation percentages are based on total investment value of the portfolio as of 10/31/98. Differences from financial statements are a result of a consolidation of industries or sectors.

GROWTH fund

PORTFOLIO MANAGER:
WARREN LAMMERT
JANUS CAPITAL CORPORATION

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been portfolio manager of the Growth Fund since its inception. He is a Chartered Financial Analyst.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

The past twelve months were characterized by extreme volatility stemming from worldwide financial unrest. In the last few months of 1997, global stock markets fluctuated as investors tried to assess potential ramifications of the downturn in some of the Pacific Rim economies. However, at the beginning of 1998, markets resumed their trend upward after investors turned their attention to strong U.S. corporate profits and the healthy domestic economy. In the spring, the SEC enacted regulation effectively tightening the spreads on over-the-counter stocks. As the profitability evaporated for market makers, small- and mid-capitalization stocks started to slide. However, large domestic corporations continued their ascent, but the rally narrowed.

In the summer, uncertainty dominated. Investors were already becoming increasingly concerned over the impact that the Asian slowdown might have on global economies, so when Russia defaulted and the ruble collapsed, all of the worst-case scenarios that had been discarded in the spring were suddenly revitalized. Investors sold securities indiscriminately. Any issue, regardless of how attractive, was sold in favor of the relative safety of U.S. Treasuries. This initial downturn was later amplified in August by the broad based selling of financial services stocks as investors worried about the potential losses that these firms might have suffered from Russian and hedge fund exposure.

--------------------------------------------------------------------------------

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                    Fund (Class A    Fund (Class A     Standard &
                     Shares; not    Shares; adjusted   Poor's 500
                    adjusted for     for the maximum    Composite      Inflation
                    sales charge)  5.5% sales charge)   Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Inception* 4/5/93     $10,000          $ 9,450
                       10,020            9,469          $10,000         $10,000
                       10,550            9,970           10,267          10,014
Jun                    10,720           10,130           10,297          10,007
                       10,480            9,904           10,255          10,056
                       10,900           10,301           10,644          10,091
Sep                    11,250           10,631           10,560          10,127
                       11,500           10,868           10,778          10,155
                       11,300           10,679           10,676          10,169
Dec 93                 11,680           11,038           10,805          10,183
                       12,160           11,491           11,172          10,183
                       12,040           11,378           10,869          10,212
Mar                    11,740           11,094           10,395          10,233
                       11,630           10,990           10,529          10,275
                       11,190           10,575           10,701          10,282
Jun                    10,730           10,140           10,439          10,282
                       11,150           10,537           10,782          10,310
                       11,830           11,179           11,223          10,345
Sep                    11,870           11,217           10,949          10,380
                       12,200           11,529           11,194          10,395
                       11,750           11,104           10,787          10,402
Dec 94                 11,756           11,109           10,947          10,438
                       11,886           11,232           11,230          10,466
                       12,257           11,583           11,668          10,508
Mar                    12,507           11,819           12,011          10,536
                       12,938           12,226           12,365          10,543
                       13,428           12,690           12,858          10,557
Jun                    14,199           13,418           13,156          10,557
                       15,121           14,289           13,593          10,599
                       15,231           14,393           13,627          10,642
Sep                    15,681           14,819           14,201          10,677
                       15,261           14,421           14,151          10,712
                       15,942           15,065           14,771          10,734
Dec 95                 16,018           15,137           15,056          10,755
                       16,393           15,491           15,568          10,755
                       17,187           16,242           15,712          10,783
Mar                    17,312           16,360           15,863          10,805
                       18,243           17,240           16,096          10,840
                       18,606           17,583           16,512          10,833
Jun                    17,812           16,832           16,575          10,825
                       16,563           15,652           15,842          10,889
                       17,664           16,693           16,176          10,924
Sep                    18,822           17,787           17,087          10,981
                       18,197           17,196           17,558          11,023
                       18,856           17,819           18,884          11,044
Dec 96                 18,728           17,698           18,510          11,051
                       19,642           18,561           19,666          11,072
                       18,768           17,735           19,820          11,093
Mar                    17,535           16,570           19,007          11,128
                       17,799           16,820           20,141          11,164
                       19,019           17,973           21,367          11,185
Jun                    19,747           18,661           22,323          11,185
                       21,429           20,251           24,096          11,221
                       20,277           19,161           22,756          11,256
Sep                    21,469           20,288           24,003          11,284
                       20,872           19,724           23,201          11,298
                       20,780           19,637           24,276          11,291
Dec 97                 20,558           19,427           24,693          11,304
                       21,195           20,029           24,967          11,326
                       23,179           21,904           26,767          11,347
Mar                    24,294           22,958           28,138          11,369
                       25,207           23,821           28,422          11,389
                       24,438           23,094           27,933          11,410
Jun                    26,743           25,272           29,067          11,424
                       26,628           25,163           28,759          11,437
                       22,080           20,866           24,601          11,451
                       24,745           23,384           26,177          11,465
Oct 98                 25,557           24,151           28,305          11,478

(1) Index total returns were calculated from 4/30/93 to 10/31/98. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. During the period noted, the Advisor waived a portion of its management fees and absorbed other expenses, and credits were allowed by the Custodian. In the absence of the waivers and absorption of other expenses or credits, yield and total return would have been lower.

  + The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

-------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/98

CLASS A SHARES                            1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                                (April 5, 1993)
Fund (not adjusted for contingent
  deferred sales charge)                  22.43%    17.32%         18.34%
Fund (adjusted for the maximum 5.5%
  sales charge)                           15.68%    16.00%         17.15%
Standard & Poor's 500 Composite Index(1)  22.00%    21.30%         20.83%
CLASS B SHARES                            1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                                (June 30, 1994)
Fund (not adjusted for contingent
  deferred sales charge)                  21.56%      N/A          21.27%
Fund (adjusted for the maximum
  contingent deferred sales charge)       16.56%      N/A          21.15%
Standard & Poor's 500 Composite Index(1)  22.00%      N/A          25.88%
CLASS S SHARES                            1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                                (June 30, 1994)
Fund (not adjusted for contingent
  deferred sales charge)                  21.47%      N/A          21.26%
Fund (adjusted for the maximum
  contingent deferred sales charge)       16.47%      N/A          21.14%
Standard & Poor's 500 Composite
  Index(1)                                22.00%      N/A          25.88%

*Annualized

--------------------------------------------------------------------------------

                             PORTFOLIO composition++

                     Health Care                       18%
                     Utilities/Telecom                 18%
                     Computer Stocks                   17%
                     Media                             13%
                     Other                              6%
                     Elec/Semiconductors                6%
                     Capital Goods                      5%
                     Bank/Savings & Loan                5%
                     U.S. Government Agency             5%
                     Cash Equivalent                    4%
                     Business Services                  3%

--------------------------------------------------------------------------------

In September and October, the Federal Reserve decided that the potential negative impact of the Asian contagion on the domestic economy outweighed the specter of inflation. As a result, the Fed lowered rates. This served to bolster investor and consumer confidence, and stocks rallied, ending the year on an up-note.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The volatility at the end of 1997, though it lacked direction, offered the opportunity to increase our holdings in some of the strongest technology companies such as Microsoft and Dell Computer. These companies supported returns early in the year, and withstood much of the selling in the summer.

As "bottom-up" investors, we try to zero in on individual company fundamentals. If the events capturing the market's attention are legitimately impacting our holdings' fundamentals, then we remain sensitive to those developments. However, more often than not, as investors get caught up in the emotion of the short-term, they sell great companies that are not directly impacted by the events of the broader market. When this happens, we revisit the company fundamentals in an effort to determine whether or not the story has actually changed. If it has not, we use this broad market myopia to build or increase our positions.

WERE THERE ANY SHIFTS IN THE FUND'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Several of our holdings performed well in the period. In addition to Microsoft and Dell, America Online had a stellar year as its subscription rates soared. More importantly, however, is that the company's reputation as a mainstream advertising medium is gaining momentum.

Our cable positions, such as TCI and Time Warner, also had a strong showing. The cable industry is evolving from a business that is historically capital intensive to one that generates strong, free cash flows. For the better part of a decade, many of these cable companies have been perpetually upgrading their pipelines. However, many companies are nearing the end of these system upgrades, which should significantly decrease costs. In addition, several of these cable companies are expanding their range of services. Many are offering telephony and high-speed data transfer at significantly lower costs than offered by traditional service providers. This combination of lower costs and potentially higher revenues hints of exciting things for selected players in this industry.

We also saw strong results in a number of our pharmaceutical holdings. Our positions in Pfizer and Warner-Lambert, for example, continued to enjoy strong results from their new product launches. However, we also added IMS Health, a play on the periphery of the growing pharmaceutical industry. IMS Health provides information on prescription drug sales to the drug manufacturers. We believe that the company's earnings will behave with a high degree of correlation with those of the broader pharmaceutical industry.

Despite our strong performance, there were a few holdings that disappointed. Schlumberger, the oil-services company, suffered as oil prices fell dramatically. Additionally, many of our financial services holdings had a rough summer stemming from the Russian credit debacle.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We believe the market is transforming into a true "stockpicker's market." This transformation is the result of the slowing domestic economy. Considering the vigor with which Americans consumed during the latest expansion, in order for a company to increase their business, they merely had to open their doors. However, this trend seems to be ending. As the economy slows, companies will have to find more creative ways to build their businesses. As a result, investors favoring a more selective discipline should be rewarded. To these ends, the portfolio holds a number of strong companies led by visionary and effective management teams. Our hope is that if the economy turns choppy, as those second-tier businesses falter, the companies with unique niches and dominant franchises will continue to flourish and will be appropriately valued by the market.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

Despite the market's recent run-up and the vigilance of the Federal Reserve, although subdued, uncertainty remains. We are eager to see whether or not the Japanese government's bank reformation package will ignite that stagnant economy. The same holds true for the Brazilian austerity package. Moreover, it will be interesting to see how the recent Fed rate cuts impact the domestic and the global economy. That is not to say that we are skeptical about the potency of these measures, but rather, we are simply curious.

Furthermore, it is difficult to determine which force will ultimately prevail: the industry of the American consumer or the fear spreading through the emerging markets. Considering all of these variables, it is difficult to speculate on the direction of the economy over any meaningful duration of time. We do feel, however, that with our bottom-up approach to stock selection, the portfolio will be well-positioned to withstand any market.

++ Allocation percentages are based on total investment value of the portfolio as of 10/31/98. Differences from financial statements are a result of a consolidation of industries or sectors.

NORTHWEST
 fund

PORTFOLIO MANAGER:
DAVID SIMPSON
WM ADVISORS, INC.

David Simpson, Senior Portfolio Manager of WM Advisors, Inc., has managed the Northwest Fund since March 1993. He is a Chartered Financial Analyst, holds an MBA, and has over 11 years of continuous investment experience.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

Equity markets were extremely volatile during the period; the volatility was magnified in the small-capitalization area where the Fund invests. Although small-caps underperformed large-cap holdings early in the period, performance was positive until May of 1998, when small-company stocks began to contract, eventually dropping nearly 40% in four months (as measured by the Russell 2000 Index). The Fund bounced back in September and October as equities generally rose around the globe. Over the period, the Fund was particularly impacted by its high concentration in small-cap technology holdings as the sector was especially damaging relative to the overall market, although large-cap technology investments did provide strong results. The weakness was largely due to the perceived dependency of small technology companies on the economies of Asia. Equities of companies with such exposure were indiscriminately sold as the impact of the Asian crisis created concern for investors. In addition, semiconductor and personal computer manufacturers had to deal with excess inventory for much of the year, impacting their performance and the performance of their suppliers.

--------------------------------------------------------------------------------

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                    Fund (Class A    Fund (Class A     Standard &
                     Shares; not    Shares; adjusted   Poor's 500
                    adjusted for     for the maximum    Composite      Inflation
                    sales charge)  5.5% sales charge)   Index(1)        (CPI)(1)
--------------------------------------------------------------------------------
Inception* 11/18/88   $10,000          $ 9,450          $10,000         $10,000
                        9,775            9,237            9,858          10,034
Dec 88                  9,908            9,363           10,036          10,077
                       10,711           10,122           10,762          10,119
                       10,724           10,134           10,494          10,162
                       10,977           10,373           10,742          10,230
                       11,858           11,206           11,296          10,264
                       12,385           11,704           11,750          10,272
Jun                    11,964           11,306           11,687          10,289
                       12,799           12,096           12,736          10,341
                       13,554           12,809           12,982          10,383
                       13,855           13,093           12,931          10,444
                       13,614           12,866           12,630          10,511
                       13,715           12,960           12,893          10,571
Dec 89                 13,673           12,921           13,197          10,597
                       12,763           12,061           12,311          10,622
                       13,238           12,510           12,470          10,639
                       14,242           13,459           12,798          10,673
                       13,740           12,984           12,482          10,724
                       15,375           14,529           13,699          10,750
Jun                    15,429           14,580           13,603          10,767
                       14,959           14,136           13,560          10,878
                       12,871           12,163           12,335          10,929
                       11,808           11,159           11,728          10,990
                       11,344           10,720           11,685          11,007
                       12,791           12,087           12,438          11,032
Dec 90                 13,524           12,780           12,778          11,092
                       15,257           14,418           13,343          11,134
                       16,410           15,507           14,298          11,237
                       17,037           16,100           14,639          11,331
                       17,482           16,521           14,680          11,399
                       18,468           17,453           15,308          11,424
Jun                    17,238           16,290           14,608          11,424
                       18,030           17,038           15,292          11,493
                       18,733           17,703           15,652          11,510
                       18,314           17,307           15,395          11,527
                       18,206           17,204           15,601          11,544
                       17,495           16,533           14,971          11,579
Dec 91                 19,460           18,390           16,682          11,613
                       20,404           19,281           16,372          11,630
                       20,711           19,572           16,581          11,664
                       20,034           18,932           16,256          11,715
                       19,096           18,046           16,729          11,733
                       18,905           17,865           16,820          11,767
Jun                    18,241           17,238           16,576          11,775
                       18,405           17,393           17,244          11,793
                       17,898           16,914           16,895          11,835
                       18,570           17,549           17,090          11,895
                       19,256           18,197           17,151          11,912
                       20,093           18,988           17,729          11,929
Dec 92                 20,149           19,040           17,962          11,972
                       20,258           19,144           18,093          11,997
                       19,612           18,534           18,337          12,030
                       20,376           19,255           18,731          12,064
                       19,853           18,761           18,272          12,106
                       20,334           19,216           18,766          12,123
Jun                    19,791           18,703           18,828          12,115
                       19,047           18,000           18,739          12,174
                       19,819           18,729           19,453          12,217
                       19,357           18,293           19,309          12,259
                       19,992           18,892           19,701          12,294
                       20,391           19,270           19,516          12,311
Dec 93                 20,650           19,515           19,756          12,328
                       21,282           20,111           20,418          12,328
                       21,569           20,382           19,866          12,363
                       20,786           19,642           19,002          12,389
                       20,700           19,561           19,249          12,440
                       21,001           19,846           19,563          12,448
Jun                    20,348           19,228           19,080          12,448
                       20,477           19,351           19,711          12,482
                       21,613           20,424           20,514          12,524
                       20,772           19,629           20,019          12,567
                       20,585           19,452           20,478          12,584
                       20,239           19,126           19,726          12,593
Dec 94                 20,358           19,238           20,014          12,636
                       20,257           19,142           20,534          12,670
                       20,978           19,824           21,331          12,721
                       21,688           20,495           21,963          12,755
                       22,309           21,082           22,602          12,764
                       22,323           21,095           23,495          12,781
Jun                    23,627           22,328           24,047          12,781
                       24,466           23,120           24,847          12,832
                       24,827           23,461           24,914          12,883
                       25,742           24,326           25,958          12,926
                       25,163           23,779           25,868          12,968
                       25,510           24,107           27,006          12,994
Dec 95                 25,756           24,339           27,505          13,020
                       25,639           24,229           28,451          13,020
                       26,239           24,796           28,725          13,054
                       26,846           25,370           29,000          13,080
                       28,808           27,223           29,427          13,123
                       29,584           27,956           30,186          13,114
Jun                    28,339           26,781           30,310          13,105
                       26,422           24,969           28,961          13,182
                       28,076           26,532           29,575          13,225
                       28,881           27,292           31,237          13,293
                       28,822           27,237           32,093          13,345
                       30,813           29,118           34,529          13,371
Dec 96                 31,567           29,831           33,852          13,379
                       33,543           31,698           35,954          13,404
                       33,463           31,622           36,245          13,429
                       32,146           30,378           34,738          13,472
                       33,270           31,440           36,811          13,515
                       36,804           34,780           39,072          13,541
Jun                    38,507           36,389           40,814          13,541
                       41,142           38,879           44,055          13,585
                       40,564           38,333           41,605          13,627
                       43,937           41,521           43,885          13,661
                       41,640           39,350           42,420          13,677
                       42,685           40,337           44,384          13,669
Dec 97                 41,947           39,639           45,147          13,685
                       42,022           39,711           45,648          13,711
                       45,808           43,289           48,939          13,737
                       46,468           43,912           51,445          13,763
                       46,682           44,114           51,965          13,788
                       44,170           41,741           51,071          13,813
Jun                    43,296           40,914           53,144          13,830
                       40,395           38,173           52,581          13,846
                       32,223           30,451           44,978          13,863
                       35,513           33,560           47,861          13,879
Oct 98                 39,639           37,459           51,751          13,896

(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/ distributions by the shareholder.

    WM Advisors, Inc. waived a portion of its management fees during the periods reflected in the graph and the table below. Without the waiver, total return and the growth in the hypothetical investment would have been lower.

  + The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/98

CLASS A SHARES                            1 YEAR    5 YEAR*        10 YEAR*
Fund (not adjusted for sales charge)      -4.81%    14.67%         14.77%
Fund (adjusted for the maximum
  5.5% sales charge)                     -10.05%    13.39%         14.12%
Standard & Poor's 500 Composite
  Index(1)                                22.00%    21.31%         17.87%

CLASS B SHARES                            1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                                (March 30, 1994)
Fund (not adjusted for sales charge)      -5.63%      N/A          14.24%
Fund (adjusted for the maximum
  contingent deferred sales charge)       -9.51%      N/A          14.10%
Standard & Poor's 500 Composite
  Index(1)                                22.00%      N/A          24.43%

*Annualized

--------------------------------------------------------------------------------

                             PORTFOLIO composition++

                     Computer Stocks                   19%
                     Other                             17%
                     Health Care                       11%
                     Consumer Stocks                   11%
                     Electronic/Semiconductors         10%
                     Bank/Savings & Loan                8%
                     Electrical Equipment               7%
                     Basic Industry                     6%
                     Transportation                     5%
                     Utilities/Telecom                  3%
                     Aerospace & Defense                3%

--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Although market volatility negatively impacted Fund performance, our long-term investment focus remains unchanged. We will continue to seek out strong companies located or doing business in the Northwest region of the United States. In fact, with the depressed prices of many equities, we were able to find good companies at attractive valuations. Our basic buy-and-hold strategy continues as we maintain our long-term approach to stock selection. Short-term volatility serves as a reminder of the significance of a long-term outlook and highlights the importance of keeping sight of your financial goals.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Early in the period, the Fund benefited from holdings in the retail and technology sectors. Throughout the course of the summer, prices fell across the board with almost no company left untouched. With over 50% of the portfolio invested in small-cap companies, the Fund was especially vulnerable. After the Asian crisis unwound and small-cap stocks dropped in value, we increased the weighting of these holdings in the portfolio. The valuations appeared compelling as many stocks had dropped 50% in price, providing a good buying opportunity. Holdings such as Electro Scientific and Visio provided positive performance in October as prices nearly doubled after hitting lows early in the month. We also reduced our exposure to both retail and financial stocks that may be impacted if the economy of the Northwest slows.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

Until global unrest is resolved, we expect volatility in both the equity markets and the performance of the Fund to continue. It is still too early to understand all of the ramifications of the crash in global emerging markets on worldwide growth and demand for goods. We continue to stress that long-term investing and patience should be rewarded. The portfolio is geared towards a longer-term time horizon and should be able to withstand short-term market volatility. While the economy of the Northwest region is very important to the Fund, many companies such as Microsoft, Boeing, Starbucks, Intel, and Micron Technology have a national or a global scope and bring increased levels of economic diversification to the Fund. As small-cap stocks have been battered over the summer, good values and the possibility of some catch-up in relative performance create a positive environment for the Fund.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

We expect both regional and national economies to slow in the coming months. The effects of an overall global slowdown will be felt in the United States, but lower interest rates and an accommodative Federal Reserve, should mitigate the magnitude of the impact. The diversity of the Northwest economy should also continue to provide benefit as investments are spread across multiple sectors. Regional employment factors will play a role in economic advances, as the effects of workforce reductions by Boeing will ripple through the area. Conversely, Microsoft continues to aggressively hire and is spending in excess of $3 billion on research and development in fiscal 1999 alone.

++ Allocation percentages are based on total investment value of the portfolio as of 10/31/98. Differences from financial statements are a result of a consolidation of industries or sectors.

EMERGING growth
            fund

PORTFOLIO MANAGERS:
DAVID SIMPSON
LINDA WALK
WM ADVISORS, INC.

The Fund is co-managed by David Simpson and Linda Walk of WM Advisors, Inc. Mr. Simpson and Ms. Walk began managing the Fund on March 23, 1998. Both managers are Chartered Financial Analysts and have experience in small-cap management.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

Over the past year, investors have shown increased risk aversion, which presented itself by a flight to quality and liquidity. This phenomenon surfaced through severe underperformance of all small-cap holdings relative to the overall market as renewed concerns about Asia pushed money managers into larger-cap, more liquid stocks. In addition, at the end of the fiscal year, tax-loss selling by small-cap mutual fund managers reached record levels and pushed prices down even lower. The result was an historically large performance disparity between large- and small-cap stocks. This severely hampered the Fund's performance as approximately 70% of assets are invested in small-company equities. Beginning in the fall of 1997, the destruction in value within smaller-cap portfolios has reduced the group to its most oversold condition on record. Smaller-capitalization companies continued to receive lower valuations relative to the larger companies represented in the S&P 500 with every relative valuation measure below its historical average.

--------------------------------------------------------------------------------

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                    Fund
                                  (Class A
                                   Shares;
                   Fund (Class A  adjusted     Standard &
                    Shares; not   for the      Poor's 500  Russell
                   adjusted for  maximum 5.5%   Composite    2000      Inflation
                   sales charge) sales charge)  Index(1)    Index(1)    (CPI)(1)
--------------------------------------------------------------------------------
Inception* 7/18/90    $10,000     $ 9,450
                        9,600       9,072       $10,000     $10,000     $10,000
                        8,520       8,051         9,097       8,662      10,047
                        7,810       7,380         8,655       7,892      10,102
                        7,620       7,201         8,618       7,410      10,118
                        8,190       7,740         9,174       7,975      10,142
Dec 90                  8,263       7,808         9,430       8,289      10,196
                        8,747       8,266         9,840       9,035      10,235
                        9,231       8,723        10,542      10,048      10,329
                        9,846       9,305        10,797      10,753      10,416
                        9,897       9,353        10,823      10,725      10,479
                       10,179       9,619        11,288      11,235      10,502
Jun                     9,705       9,171        10,772      10,586      10,502
                       10,018       9,467        11,273      10,956      10,565
                       10,179       9,619        11,540      11,361      10,581
                       10,310       9,743        11,346      11,449      10,596
                       10,916      10,315        11,498      11,751      10,612
                       10,664      10,077        11,037      11,207      10,644
Dec 91                 11,509      10,876        12,297      12,104      10,675
                       12,161      11,492        12,067      13,085      10,691
                       12,456      11,771        12,224      13,468      10,722
                       11,896      11,242        11,986      13,012      10,769
                       11,804      11,155        12,338      12,556      10,785
                       12,049      11,386        12,398      12,723      10,817
Jun                    11,886      11,232        12,214      12,125      10,824
                       12,100      11,434        12,713      12,547      10,840
                       11,733      11,088        12,453      12,192      10,879
                       11,845      11,194        12,599      12,472      10,935
                       12,395      11,713        12,642      12,866      10,950
                       12,935      12,223        13,072      13,852      10,966
Dec 92                 13,281      12,551        13,232      14,334      11,005
                       13,581      12,834        13,342      14,818      11,028
                       13,850      13,088        13,524      14,476      11,059
                       14,212      13,430        13,810      14,945      11,090
                       13,581      12,834        13,476      14,534      11,129
                       14,191      13,411        13,835      15,176      11,144
Jun                    14,233      13,450        13,876      15,270      11,137
                       14,078      13,303        13,820      15,481      11,191
                       14,905      14,085        14,343      16,150      11,230
                       15,133      14,300        14,230      16,605      11,270
                       15,505      14,652        14,524      17,034      11,301
                       15,029      14,203        14,386      16,478      11,317
Dec 93                 16,243      15,349        14,560      17,042      11,333
                       16,356      15,456        15,055      17,575      11,333
                       16,322      15,424        14,646      17,512      11,365
                       15,643      14,783        14,009      16,589      11,388
                       15,270      14,431        14,189      16,687      11,435
                       15,248      14,409        14,421      16,500      11,443
Jun                    14,717      13,907        14,068      15,944      11,443
                       15,384      14,537        14,529      16,206      11,474
                       16,050      15,168        15,124      17,108      11,513
                       16,152      15,264        14,755      17,050      11,552
                       17,056      16,118        15,085      16,982      11,568
                       15,870      14,997        14,536      16,296      11,577
Dec 94                 16,187      15,297        14,752      16,733      11,616
                       16,280      15,384        15,134      16,522      11,647
                       16,650      15,734        15,723      17,209      11,694
                       16,627      15,712        16,186      17,503      11,725
                       16,476      15,570        16,663      17,892      11,734
                       16,499      15,592        17,327      18,200      11,749
Jun                    17,887      16,903        17,729      19,144      11,749
                       19,193      18,138        18,317      20,247      11,796
                       19,795      18,706        18,363      20,666      11,843
                       20,685      19,547        19,137      21,036      11,882
                       19,852      18,761        19,069      20,096      11,921
                       20,153      19,045        19,905      20,940      11,945
Dec 95                 21,409      20,231        20,289      21,492      11,969
                       21,095      19,935        20,979      21,469      11,969
                       22,216      20,994        21,174      22,139      12,000
                       23,651      22,350        21,377      22,590      12,024
                       24,326      22,988        21,691      23,799      12,064
                       25,266      23,876        22,251      24,737      12,055
Jun                    24,314      22,976        22,336      23,720      12,047
                       21,348      20,174        21,348      21,649      12,118
                       23,048      21,780        21,799      22,907      12,157
                       23,844      22,532        23,026      23,803      12,220
                       23,059      21,791        23,661      23,436      12,268
                       23,336      22,052        25,448      24,402      12,291
Dec 96                 23,226      21,949        24,944      25,041      12,298
                       22,506      21,268        26,501      25,542      12,322
                       21,968      20,760        26,709      24,921      12,345
                       20,239      19,126        25,614      23,745      12,385
                       20,318      19,201        27,142      23,811      12,424
                       22,754      21,503        28,793      26,459      12,448
Jun                    23,947      22,630        30,082      27,594      12,448
                       24,131      22,804        32,471      28,877      12,488
                       24,368      23,027        30,666      29,539      12,526
                       25,966      24,538        32,346      31,701      12,558
                       25,468      24,067        31,266      30,309      12,573
                       25,597      24,190        32,713      30,112      12,565
Dec 97                 26,158      24,719        33,276      30,639      12,580
                       25,852      24,430        33,645      30,156      12,604
                       27,990      26,450        36,071      32,385      12,628
                       29,266      27,657        37,918      33,721      12,652
                       29,058      27,460        38,301      33,907      12,675
                       26,934      25,453        37,642      32,081      12,698
Jun                    27,045      25,557        39,171      32,148      12,713
                       24,992      23,617        38,755      29,546      12,728
                       19,289      18,228        33,151      23,809      12,744
                       21,023      19,867        35,276      25,672      12,759
Oct 98                 22,550      21,310        38,143      26,720      12,774

(1) Index total returns were calculated from 7/31/90 to 10/31/98. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

  + The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

-------------------------------------------------------------------------------
TOTAL RETURNS AS OF 10/31/98

CLASS A SHARES                            1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                                (July 18, 1990)
Fund (not adjusted for contingent
  deferred sales charge)                 -11.45%     7.78%         10.31%
Fund (adjusted for the maximum
  5.5% sales charge)                     -16.31%     6.57%          9.56%
Standard & Poor's 500 Composite
  Index(1)                                22.00%    21.30%         17.62%
Russell 2000 Index(1)                    -11.84%     9.42%         12.65%

CLASS B SHARES                            1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                                (June 30, 1994)
Fund (not adjusted for contingent
  deferred sales charge)                 -12.21%      N/A           9.52%
Fund (adjusted for the maximum
  contingent deferred sales charge)      -16.35%      N/A           9.35%
Standard & Poor's 500 Composite
  Index(1)                                22.00%      N/A          25.88%
Russell 2000 Index(1)                    -11.84%      N/A          12.65%

CLASS S SHARES                            1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                                (June 30, 1994)
Fund (not adjusted for contingent
  deferred sales charge)                 -12.21%      N/A           9.52%
Fund (adjusted for the maximum
  contingent deferred sales charge)      -16.35%      N/A           9.34%
Standard & Poor's 500 Composite
  Index(1)                                22.00%      N/A          25.88%
Russell 2000 Index(1)                    -11.84%      N/A          12.65%

* Annualized

--------------------------------------------------------------------------------

                             PORTFOLIO composition++

                     Computer Stocks                   23%
                     Health Care                       16%
                     Elec/Semiconductors               12%
                     Other                             12%
                     Consumer Stocks                    9%
                     Financial Services                 9%
                     Business Services                  7%
                     Transportation                     4%
                     Media                              4%
                     Utilities/Telecom                  4%

--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The "flight to quality" bid up share prices for companies that had relatively little Asian exposure as well as companies that were thought to be lower risk. In addition, the value style of many of our holdings severely underperformed a growth or earnings momentum approach. WM Advisors, Inc. began managing the Fund in March of 1998 and focused on overweighting sectors such as technology, which previously had a significant underweight. While this sector was very volatile in 1998, we believe the long-term prospects are strong. We also brought down the overall average market capitalization of the Fund as well as the average valuation or price-to-earnings multiple. We tend to focus more on valuations, looking for excellent companies at reasonable valuations. We believe that despite the short-term disappointments, this strategy will provide long-term value for shareholders of the Emerging Growth Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

We reduced our exposure to consumer cyclical stocks, which had previously been significantly overweighted. In that sector, many companies had reached valuation multiples which were at ten-year highs, leaving them vulnerable in a slowdown. Given the global uncertainty, we encountered liquidity problems with a few foreign issues in the Fund. Another area of concern was small-cap technology, which was hit very hard (even for companies whose fundamentals remained strong) as investors became increasingly risk averse. Technology hardware companies were particularly challenged by the Asian situation as well as short-term inventory shifts at companies (such as Compaq Computer) which were beginning to use a direct sales model and were liquidating inventory.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

We have had the opportunity to invest in strong companies at compelling valuations. Small-cap technology companies, in particular, appear to be oversold and have an excellent long-term outlook. Our overall focus will continue to be investing in companies with solid growth opportunities and strong management teams. This strategy should benefit shareholders over the long term. The combination of aggressive tax-loss selling, high cash reserves of many mutual fund managers, and a deeply oversold condition have created an environment for a material rally for the smaller-cap growth issues. For this rally to be sustained, the group must deliver strong earnings growth over the next several quarters. If they can do this, we may see a parallel to 1990-1992, where large-cap profits suffered while small-cap earnings remained robust.

We believe that there is likely to be improved relative performance by small- and mid-cap stocks that appear to be extremely inexpensive as a result of the sharp widening of the risk premium. As global risk premiums come down, small-cap stocks should continue to rally, adding to October results that saw the Russell 2000 up 22% over a three-week period. Technology stocks led the rally with an average 33% gain, helping the Fund to outperform the Russell 2000 during this period. In addition, an accommodative Federal Reserve adds to the positive backdrop for small-cap stocks.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12 MONTHS?

We forecast slowing growth for the U.S. economy as consumer spending, inventory accumulation, and business investments weaken modestly. In addition, we see declining corporate profits, tighter credit conditions, and a slightly stronger trade drag through year-end 1999.

While we feel that a recession is possible, it is not likely due to three major factors. These factors include: structural changes in the economy making the business cycle less volatile (e.g. just-in-time inventory management), sharply declining interest rates, and the ability of policy makers to prevent a recession by aggressively easing monetary and fiscal policy. Globally, Brazil and Japan remain important wild cards in this picture. A credible fiscal package from Brazil and viable bank restructuring from Japan would calm market jitters. We also see a reduction in global risk premiums across a broad class of assets as capital concerns begin to moderate at the margin. This is due to several recent developments including an accommodative Fed, a U.S. budget agreement, a Japanese banking program, and a better clarification of global hedge fund exposures. It is possible that any of these issues could re-emerge to frighten investors and again re-inflate risk premiums. Since small stocks sit as the highest risk investment in the U.S. equity market, the recent reduction in risk premiums and a lessening magnitude of global unrest should be particularly beneficial to the Fund.


++ Allocation percentages are based on total investment value of the portfolio as of 10/31/98. Differences from financial statements are a result of a consolidation of industries or sectors.

INTERNATIONAL
     growth fund

PORTFOLIO MANAGER:
WARBURG PINCUS ASSET MANAGEMENT, INC.

The following team has been primarily responsible for managing the International Growth Fund: Richard H. King, Senior Managing Director, joined the firm in 1989 to found the international equity department and has 33 years of investment experience. Prior to joining Warburg, Mr. King was chief investment officer and a director of Fiduciary Trust Company International S.A. in London from 1984 to 1988. P. Nicholas Edwards, Managing Director, has 15 years of investment experience. Prior to joining Warburg, Mr. Edwards was a director and senior Fund manager at Jardine Fleming Investment Advisers in Tokyo from 1991 to 1995. Harold W. Ehrlich, CFA, CIC, Managing Director, has 15 years of investment experience. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. Vincent J. McBride, Senior Vice President, has 12 years of investment experience. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994. He also served as international equity analyst at General Electric Investments from 1992 to 1993 and a portfolio manager/analyst at United Jersey Bank from 1989 to 1992.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

For the 12 months ended October 31, 1998, the Fund had a loss of 6.07%, vs. a gain of 9.78% for the Morgan Stanley Europe, Australasia and Far East ("EAFE") Index. This underperformance reflected both untimely regional allocations and weakness in specific stocks. Regional allocations that hurt the Fund included its Latin American exposure - while it represented a relatively small portion of the Fund's assets through the period - it proved a liability, given the substantial declines suffered by that region's stock markets. Also exerting a sizable drag on the Fund's performance was its relatively high level of exposure to the Asia-Pacific region heading into the period (we subsequently reduced that exposure significantly), as these markets were then in the throes of a substantial sell-off triggered by Thailand's currency devaluation. The Fund was also hurt significantly on an opportunity-cost basis by its underweighting in Europe in the first few months of 1998, a period that saw these markets rally strongly.

--------------------------------------------------------------------------------

                GROWTH OF A $10,000 INVESTMENT (CLASS A SHARES)+

                                                         Morgan
                    Fund (Class A    Fund (Class A       Stanley
                     Shares; not    Shares; adjusted     Capital
                    adjusted for     for the maximum   International   Inflation
                    sales charge)  5.5% sales charge)  EAFE Index(1)    (CPI)(1)
--------------------------------------------------------------------------------
Inception* 7/18/90    $10,000          $ 9,450
                        9,780            9,242          $10,000         $10,000
                        8,690            8,212            9,032          10,047
                        7,760            7,333            7,776          10,102
                        8,730            8,250            8,989          10,118
                        8,250            7,796            8,462          10,142
Dec 90                  8,150            7,702            8,602          10,196
                        8,460            7,995            8,883          10,235
                        9,190            8,685            9,838          10,329
                        8,630            8,155            9,249          10,416
                        8,720            8,240            9,343          10,479
                        8,870            8,382            9,443          10,502
Jun                     8,270            7,815            8,751          10,502
                        8,680            8,203            9,184          10,565
                        8,700            8,222            8,999          10,581
                        9,020            8,524            9,509          10,596
                        9,050            8,552            9,645          10,612
                        8,800            8,316            9,198          10,644
Dec 91                  9,325            8,812            9,675          10,675
                        9,255            8,746            9,471          10,691
                        9,124            8,622            9,135          10,722
                        8,742            8,261            8,535          10,769
                        8,792            8,308            8,577          10,785
                        9,214            8,708            9,155          10,817
Jun                     8,872            8,384            8,723          10,824
                        8,540            8,071            8,503          10,840
                        9,043            8,546            9,039          10,879
                        8,651            8,175            8,864          10,935
                        8,279            7,823            8,401          10,950
                        8,319            7,862            8,483          10,966
Dec 92                  8,339            7,881            8,529          11,005
                        8,359            7,900            8,531          11,028
                        8,642            8,167            8,791          11,059
                        9,197            8,691            9,561          11,090
                        9,833            9,293           10,471          11,129
                       10,055            9,502           10,695          11,144
Jun                     9,894            9,350           10,530          11,137
                       10,217            9,655           10,901          11,191
                       10,792           10,199           11,492          11,230
                       10,762           10,170           11,235          11,270
                       11,065           10,456           11,584          11,301
                       10,439            9,865           10,573          11,317
Dec 93                 11,037           10,430           11,339          11,333
                       11,813           11,164           12,301          11,333
                       11,503           10,870           12,269          11,365
                       10,933           10,332           11,742          11,388
                       11,265           10,645           12,244          11,435
                       11,296           10,674           12,176          11,443
Jun                    11,120           10,508           12,352          11,443
                       11,430           10,802           12,473          11,474
                       11,679           11,036           12,771          11,513
                       11,296           10,674           12,371          11,552
                       11,513           10,880           12,785          11,568
                       11,026           10,420           12,174          11,577
Dec 94                 10,892           10,293           12,253          11,616
                       10,324            9,757           11,785          11,647
                       10,182            9,622           11,755          11,694
                       10,368            9,798           12,492          11,725
                       10,695           10,107           12,965          11,734
                       10,794           10,200           12,814          11,749
Jun                    10,674           10,087           12,592          11,749
                       11,143           10,530           13,379          11,796
                       11,001           10,396           12,872          11,843
                       11,088           10,478           13,127          11,882
                       10,859           10,262           12,777          11,921
                       10,968           10,365           13,137          11,945
Dec 95                 11,422           10,794           13,669          11,969
                       11,825           11,175           13,727          11,969
                       11,733           11,088           13,777          12,000
                       11,837           11,186           14,073          12,024
                       12,009           11,349           14,485          12,064
                       11,963           11,305           14,222          12,055
Jun                    12,078           11,414           14,306          12,047
                       11,503           10,870           13,891          12,118
                       11,641           11,001           13,924          12,157
                       11,906           11,251           14,297          12,220
                       11,825           11,174           14,154          12,268
                       12,355           11,675           14,720          12,291
Dec 96                 12,338           11,660           14,535          12,298
                       12,398           11,716           14,029          12,322
                       12,503           11,815           14,262          12,345
                       12,409           11,727           14,318          12,385
                       12,598           11,905           14,396          12,424
                       13,387           12,650           15,336          12,448
Jun                    13,951           13,184           16,186          12,448
                       14,423           13,630           16,452          12,488
                       13,199           12,473           15,226          12,526
                       13,905           13,140           16,082          12,558
                       12,363           11,683           14,850          12,573
                       12,092           11,427           14,701          12,565
Dec 97                 12,031           11,370           14,834          12,580
                       12,123           11,456           15,516          12,604
                       12,896           12,187           16,515          12,628
                       13,591           12,844           17,027          12,652
                       13,933           13,166           17,165          12,675
                       13,814           13,054           17,086          12,698
Jun                    13,368           12,633           17,219          12,713
                       13,512           12,769           17,398          12,728
                       11,599           10,961           15,246          12,744
                       11,035           10,428           14,783          12,759
Oct 98                 11,612           10,974           16,302          12,774

(1) Index total returns were calculated from 7/31/90 to 10/31/98. The Morgan Stanley Capital International EAFE Index includes stock markets of Europe, Australia, and the Far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The index assumes reinvestment of all dividends/ distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

  + The performance of the Class B Shares and Class S Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B and Class S shareholders.

-------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/98

CLASS A SHARES                            1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                                (July 18, 1990)
Fund (not adjusted for sales charge)      -6.07%     0.97%          1.82%
Fund (adjusted for the maximum
  5.5% sales charge)                     -11.23%    -0.17%          1.13%
Morgan Stanley Capital
  International EAFE Index1                9.78%     7.07%          6.10%

CLASS B SHARES                            1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                                (June 30, 1994)
Fund (not adjusted for contingent
  deferred sales charge)                  -6.88%      N/A           0.26%
Fund (adjusted for the maximum
  contingent deferred sales charge)      -11.09%      N/A           0.07%
Morgan Stanley Capital
  International EAFE Index(1)              9.78%      N/A           6.61%

CLASS S SHARES                            1 YEAR    5 YEAR*     SINCE INCEPTION*
                                                                (June 30, 1994)
Fund (not adjusted for contingent
  deferred sales charge)                  -6.92%      N/A           0.23%
Fund (adjusted for the maximum
  contingent deferred sales charge)      -11.15%      N/A           0.04%
Morgan Stanley Capital
  International EAFE Index(1)              9.78%      N/A           6.61%

*Annualized

--------------------------------------------------------------------------------

                             PORTFOLIO composition++

                     Other Europe                      35%
                     United Kingdom                    14%
                     Japan                             12%
                     France                            12%
                     Germany                           11%
                     Cash Equivalent                   11%
                     Africa & Mid-east                  2%
                     Latin America                      2%
                     Other Asia                         1%

--------------------------------------------------------------------------------

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The period saw a marked divergence in performance among foreign stock markets. European markets enjoyed impressive gains, benefiting from a host of factors, including low inflation, falling interest rates and optimism regarding the approach of European Monetary Union. Markets elsewhere saw far less favorable results. Among developed markets, Japan was a noteworthy casualty, weighed down by mounting concerns over its economy, and in particular, its troubled banking sector. Emerging markets suffered sharp losses across the board, as the economic and financial contagion that began following the Thai Baht devaluation in mid-1997 continued to spread, dragging down markets from Asia to Eastern Europe to Latin America.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

In Europe, the Fund maintained a fairly large weighting in economically sensitive stocks through the period, based on our view that there was considerable value to be found in the group. This served the Fund well for a time but ultimately proved costly, as these stocks sold off heavily (and, we would argue, indiscriminately) in August and September amid the global market sell-off and widening fears of global recession. The Fund also had a fair weighting in European financial stocks heading into that period, and these too fell sharply, largely due to worries over these companies' exposure to Russia and other emerging markets.

WHAT IS OUR INTERMEDIATE- AND LONG-TERM OUTLOOK FOR THE FUND?

It was a disappointing and frustrating year for the Fund and, obviously, our shareholders. We believe, that with the recent return of some stability to global financial markets, our investment discipline - which is fundamentally driven and seeks to identify undervalued stocks that have the potential for strong gains over an 18- to 24-month period - stands to generate far better relative results going forward. Much of the extreme volatility in the markets during the reporting period was emotionally, rather than rationally, driven, with investors abandoning companies, countries and entire regions based on knee-jerk, fear-based reactions. This worked to the advantage of practitioners of momentum-based investment styles, but took a heavy toll on those who employ a more-patient, longer-term, stock-by-stock approach to investing such as ours. Thankfully, a calmer, more-rational mindset seems to have returned to the markets, one in which investors value companies based primarily on fundamentals, rather than emotion, and this is an environment in which we believe our methodology and research efforts can add a considerable amount of value.

Accordingly, we would encourage our investors to stay the course, and maintain a long-term outlook in evaluating their investment in the Fund. In turn, know that we will continue to strive to identify the most attractive companies and the best candidates for long-term appreciation within international markets.

WHAT IS OUR OVERALL ECONOMIC OUTLOOK FOR THE NEXT 12-MONTHS?

To say the current environment is a difficult one for international-equity investors would be an understatement, given the vast amount of economic, financial and, increasingly, political uncertainty on the global landscape. Analysts are almost daily scaling back their economic-growth and profit forecasts, and the attitude toward equities has become one of caution, if not bearishness. While this has had a very favorable effect on the prices of developed-country bonds, which investors have flocked to in a so-called flight to quality, stock markets have taken it on the chin, and it is hard to predict when the situation will finally stabilize. Nevertheless, we believe investors would be well served to maintain their exposure to international markets, since we see an ample number of very attractive investment opportunities being presented, especially for investors willing to take a 12-month or longer outlook.

++ Allocation percentages are based on total investment value of the portfolio as of 10/31/98.

STATEMENTS of ASSETS and LIABILITIES

WM GROUP OF FUNDS

OCTOBER 31, 1998

                                                                                                                        CALIFORNIA
                                                                   SHORT TERM          U.S.                               INSURED
                                   TARGET           HIGH             HIGH           GOVERNMENT                         INTERMEDIATE
                                  MATURITY         YIELD            QUALITY         SECURITIES          INCOME           MUNICIPAL
                                 2002 FUND          FUND           BOND FUND           FUND              FUND              FUND
                                 ----------      -----------      -----------      ------------      -----------        -----------
ASSETS:
Investments, at value
  (See portfolios of
    investments):
  Securities ................    $2,363,816      $13,662,799      $38,148,023      $335,198,440     $239,793,747        $66,534,771
Repurchase Agreements .......          --            695,000             --           6,469,000       11,842,000               --
                                 ----------      -----------      -----------      ------------     ------------        -----------
    Total Investments (a) ...     2,363,816       14,357,799       38,148,023       341,667,440      251,635,747         66,534,771
Cash and/or foreign
  currency (b) ..............        17,004           29,714             --                --             24,049             41,218
Dividends and/or interest
  receivable ................          --            332,035          545,776         2,602,507        4,478,256            925,835
Receivable for Fund shares
  sold ......................          --            176,080          519,073           591,068          348,414            240,048
Receivable for investment
  securities sold ...........          --            330,473            8,750             2,735        1,416,313               --
Unamortized organization
  costs .....................        16,654             --               --                --               --                  677
Receivable from investment
  advisor ...................         4,753             --              7,233              --               --                 --
Prepaid expenses and other
  assets ....................             8             --                466               994           63,365                282
                                 ----------      -----------      -----------      ------------     ------------        -----------
    Total Assets ............     2,402,235       15,226,101       39,229,321       344,864,744      257,966,144         67,742,831
                                 ----------      -----------      -----------      ------------     ------------        -----------
LIABILITIES:
Net unrealized depreciation
  of forward foreign currency
  contracts (See portfolios
  of investments) ...........          --              6,956             --                --               --                 --
Payable for Fund shares
  redeemed ..................         1,535             --             41,947           249,176          473,816             16,927
Payable for when-issued
  securities ................          --               --               --                --               --            6,098,227
Payable for investment
  securities purchased ......          --            154,375             --           3,268,311             --                 --
Investment advisory fee
  payable ...................          --              2,107             --             109,128          136,256             15,051
Shareholder servicing and
  distribution fees payable .           509            4,304           10,745            84,475           76,004             28,024
Dividends payable ...........          --             17,654          167,075           650,480          512,719             63,254
Due to custodian ............          --               --             72,174             4,154             --                 --
Accrued legal and audit
  fees ......................        12,978           15,189           22,474            15,594           16,422             15,044
Accrued expenses and other
  payables ..................         1,969            1,825           26,898           106,263           67,437             13,691
                                 ----------      -----------      -----------      ------------     ------------        -----------
    Total Liabilities .......        16,991          202,410          341,313         4,487,581        1,282,654          6,250,218
                                 ----------      -----------      -----------      ------------     ------------        -----------
NET ASSETS ..................    $2,385,244      $15,023,691      $38,888,008      $340,377,163     $256,683,490        $61,492,613
                                 ==========      ===========      ===========      ============     ============        ===========

(a) Investments, at cost ....    $2,180,175      $16,018,945      $37,609,758      $331,676,219     $238,314,632        $62,164,042
                                 ==========      ===========      ===========      ============     ============        ===========
(b) Cash and/or foreign
  currency, at cost .........    $   17,004      $    29,714      $      --        $       --        $    24,049        $    41,218
                                 ==========      ===========      ===========      ============      ===========        ===========

                                                 See Notes to Financial Statements.

                 FLORIDA
 CALIFORNIA      INSURED      TAX-EXEMPT       BOND &        GROWTH &                                     EMERGING     INTERNATIONAL
 MUNICIPAL      MUNICIPAL        BOND           STOCK         INCOME         GROWTH        NORTHWEST       GROWTH          GROWTH
    FUND           FUND          FUND           FUND           FUND           FUND           FUND           FUND            FUND
------------   -----------   ------------   ------------   ------------   ------------    ------------   ------------   ------------
$352,991,069   $24,391,267   $314,132,886   $366,706,974   $817,857,300   $274,974,342    $288,233,343   $126,221,045   $126,309,733
        --            --             --          423,000           --             --         5,336,000      1,717,000     15,919,000
------------   -----------   ------------   ------------   ------------   ------------    ------------   ------------   ------------
 352,991,069    24,391,267    314,132,886    367,129,974    817,857,300    274,974,342     293,569,343    127,938,045    142,228,733
     327,202        50,724         60,290           --             --            6,160            --             --             --
   5,099,051       285,603      4,995,465      2,393,144        739,274         61,368          69,261         11,585        354,393
   1,377,052       171,576        967,134        684,537      1,366,881        624,159         740,644        228,434         63,571
        --            --             --       28,609,752     16,862,204      1,784,157            --          365,028        435,944
------------   -----------   ------------   ------------   ------------   ------------    ------------   ------------   ------------
         995           186         56,819         45,280            656            586            --              756            339
------------   -----------   ------------   ------------   ------------   ------------    ------------   ------------   ------------
 359,795,369    24,899,356    320,212,594    398,862,687    836,826,315    277,450,772     294,379,248    128,543,848    143,082,980
------------   -----------   ------------   ------------   ------------   ------------    ------------   ------------   ------------

        --            --             --             --             --          457,660            --             --        2,300,314
     363,879          --        1,424,606      1,077,310      1,147,092        110,731         391,783        166,468         65,946
   3,502,430     1,482,258           --             --             --             --              --             --             --
  17,873,552     1,475,417           --       24,157,294     17,151,497      1,304,534       3,409,319      1,059,900        729,880
     154,001         1,793        135,784        178,287        348,856        228,973         139,405         99,305        125,680

     101,250         8,326         78,767        120,807        200,511         60,114          82,892         35,992         15,088
     445,374        39,177            143            851           --              204            --             --             --
        --            --             --            4,515        808,394           --             3,380            867         49,367
      15,350        15,000         15,546         18,174         19,355         16,092          17,136         16,480         23,761
      58,454         7,215         48,446         77,010        199,415        122,247         102,592         86,958         95,318
------------   -----------   ------------   ------------   ------------   ------------    ------------   ------------   ------------
  22,514,290     3,029,186      1,703,292     25,634,248     19,875,120      2,300,555       4,146,507      1,465,970      3,405,354
------------   -----------   ------------   ------------   ------------   ------------    ------------   ------------   ------------
$337,281,079   $21,870,170   $318,509,302   $373,228,439   $816,951,195   $275,150,217    $290,232,741   $127,077,878   $139,677,626
============   ===========   ============   ============   ============   ============    ============   ============   ============

$325,813,410   $22,307,217   $280,017,483   $328,463,787   $684,592,204   $218,216,126    $220,080,961   $129,452,166   $146,597,883
============   ===========   ============   ============   ============   ============    ============   ============   ============

$    327,202   $    50,724   $     60,290   $       --     $       --     $      6,162    $       --     $       --     $       --
============   ===========   ============   ============   ============   ============    ============   ============   ============

                                                 See Notes to Financial Statements.

STATEMENTS of ASSETS and LIABILITIES (continued)

WM GROUP OF FUNDS

OCTOBER 31, 1998

                                                                                                                         CALIFORNIA
                                                                  SHORT TERM           U.S.                              INSURED
                                  TARGET            HIGH             HIGH           GOVERNMENT                         INTERMEDIATE
                                 MATURITY           YIELD           QUALITY         SECURITIES          INCOME           MUNICIPAL
                                 2002 FUND           FUND          BOND FUND           FUND              FUND              FUND
                                 ----------      -----------      -----------      ------------      -----------        -----------
NET ASSETS consist of:
Undistributed net investment
  income/(accumulated net
  investment loss/
  distributions in excess of
  net investment income) ....    $  135,040      $    (6,925)     $    47,920      $   (467,853)     $   (16,407)       $    14,596
Accumulated net realized
  gain/(loss) on
  investments sold, futures
  contracts, closed written
  options, forward foreign
  currency contracts and
  foreign currency
  transactions ..............        40,642          114,860       (1,727,463)      (68,934,114)     (30,570,228)           931,630
Net unrealized appreciation/
  (depreciation) of
  investments, foreign
  currency, futures
  contracts, forward foreign
  currency contracts and
  other assets and
  liabilities ...............       183,641       (1,668,153)         538,265         9,991,221       13,321,115          4,370,729
Paid-in capital .............     2,025,921       16,583,909       40,029,286       399,787,909      273,949,010         56,175,658
                                 ----------      -----------      -----------      ------------      -----------        -----------
    Total Net Assets ........    $2,385,244      $15,023,691      $38,888,008      $340,377,163      $256,683,490       $61,492,613
                                 ==========      ===========      ===========      ============      ===========        ===========
NET ASSETS:
Class A Shares ..............    $2,385,244      $10,860,831      $32,748,295      $266,333,578      $213,396,691       $37,529,320
                                 ==========      ===========      ===========      ============      ===========        ===========
Class B Shares ..............          --        $ 2,829,629      $ 3,747,317      $ 28,747,277      $34,320,519        $23,960,307
                                                 ===========      ===========      ============      ===========        ===========
Class S Shares ..............          --        $    24,114      $   761,573      $  5,356,840      $ 1,623,856        $     1,807
                                 ==========      ===========      ===========      ============      ===========        ===========
Class I Shares ..............          --        $ 1,309,117      $ 1,630,823      $ 39,939,468      $ 7,342,424        $     1,179
                                 ==========      ===========      ===========      ============      ===========        ===========
SHARES OUTSTANDING:
Class A Shares ..............       204,649        1,226,300       13,937,438        24,259,696       22,593,663          3,406,361
                                 ==========      ===========      ===========      ============      ===========        ===========
Class B Shares ..............          --            318,075        1,594,660         2,619,697        3,630,554          2,174,786
                                                 ===========      ===========      ============      ===========        ===========
Class S Shares ..............          --              2,704          324,127           487,572          171,794                164
                                                 ===========      ===========      ============      ===========        ===========
Class I Shares ..............          --            147,859          694,468         3,634,160          777,604                107
                                                 ===========      ===========      ============      ===========        ===========
CLASS A SHARES:
Net asset value per share
  of beneficial interest
  outstanding* ..............        $11.66            $8.86            $2.35            $10.98            $9.44             $11.02
                                 ==========      ===========      ===========      ============      ===========        ===========
Maximum sales charge ........         2.00%            4.50%            3.50%             4.50%            4.50%              4.50%
                                 ==========      ===========      ===========      ============      ===========        ===========
Maximum offering price per
  share of beneficial
  interest outstanding ......        $11.90            $9.28            $2.44             $11.50           $9.88             $11.54
                                 ==========      ===========      ===========      ============      ===========        ===========
CLASS B SHARES:
Net asset value and offering
  price per share of
  beneficial interest
  outstanding* ..............          --              $8.90            $2.35            $10.97            $9.45             $11.02
                                                 ===========      ===========      ============      ===========        ===========
CLASS S SHARES:
Net asset value and offering
  price per share of
  beneficial interest
  outstanding* ..............          --              $8.92            $2.35            $10.99            $9.45             $11.02
                                                 ===========      ===========      ============      ===========        ===========
CLASS I SHARES:
Net asset value, offering
  and redemption price
  per share of beneficial
  interest outstanding ......          --              $8.85            $2.35            $10.99            $9.44             $11.02
                                                 ===========      ===========      ============      ===========        ===========

--------------
* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

                                                 See Notes to Financial Statements.

                 FLORIDA
 CALIFORNIA      INSURED      TAX-EXEMPT       BOND &        GROWTH &                                   EMERGING       INTERNATIONAL
 MUNICIPAL      MUNICIPAL        BOND           STOCK         INCOME         GROWTH      NORTHWEST       GROWTH           GROWTH
    FUND           FUND          FUND           FUND           FUND           FUND          FUND          FUND             FUND
------------   ------------  ------------   ------------   ------------   ------------    ------------  ------------   ------------


$     32,263   $     16,934  $     79,147   $  1,396,366   $    626,908   $     (2,454)   $       --    $     (7,953)  $  6,019,163

   1,703,486     (2,144,198)   (1,244,807)      (534,740)    (3,127,881)    28,283,480        (184,457)   22,580,089    (13,430,016)

  27,177,659      2,084,050    34,115,403     38,666,187    133,265,096     56,300,554      73,488,382    (1,514,272)    (6,657,186)
 308,367,671     21,913,384   285,559,559    333,700,626    686,187,072    190,568,637     216,928,816   106,020,014    153,745,665
------------   ------------  ------------   ------------   ------------   ------------    ------------  ------------   ------------
$337,281,079   $ 21,870,170  $318,509,302   $373,228,439   $816,951,195   $275,150,217    $290,232,741  $127,077,878   $139,677,626
============   ============  ============   ============   ============   ============    ============  ============   ============

$287,589,803   $ 15,812,746  $301,162,321   $298,650,540   $502,114,889   $104,775,378    $243,126,354  $ 88,502,149   $ 30,117,254
============   ============  ============   ============   ============   ============    ============  ============   ============
$ 49,682,830   $  6,054,421  $ 17,344,313   $ 74,541,653   $117,063,362   $ 39,379,445    $ 47,106,387    22,171,599   $  3,552,085
============   ============  ============   ============   ============   ============    ============  ============   ============
$      7,220   $      1,785  $      1,460   $     36,246   $ 12,245,178   $ 11,644,711            --    $  3,752,657   $  7,454,502
============   ============  ============   ============   ============   ============    ============  ============   ============
$      1,226   $      1,218  $      1,208           --     $185,527,766   $119,350,683            --    $ 12,651,473   $ 98,553,785
============   ============  ============   ============   ============   ============    ============  ============   ============

  25,088,028      1,506,339    37,130,057     21,309,000     25,112,027      5,938,399      11,934,796     5,447,432      3,400,886
============   ============  ============   ============   ============   ============    ============  ============   ============
   4,334,125        576,742     2,138,001      5,338,116      5,920,439      2,318,310       2,398,381     1,415,275        407,571
============   ============  ============   ============   ============   ============    ============  ============   ============
         630            170           180          2,628        618,768        685,408            --         239,511        847,206
============   ============  ============   ============   ============   ============    ============  ============   ============
         107            116           149           --        9,262,028      6,721,046            --         773,639     11,162,286
============   ============  ============   ============   ============   ============    ============  ============   ============

      $11.46         $10.50         $8.11         $14.02         $19.99         $17.64          $20.37        $16.25          $8.86
============   ============  ============   ============   ============   ============    ============  ============   ============
       4.50%          4.50%         4.50%          5.50%          5.50%          5.50%           5.50%         5.50%          5.50%
============   ============  ============   ============   ============   ============    ============  ============   ============

      $12.00         $10.99         $8.49         $14.84         $21.15         $18.67          $21.56        $17.20          $9.38
============   ============  ============   ============   ============   ============    ============  ============   ============

      $11.46         $10.50         $8.11         $13.96         $19.77         $16.99          $19.64        $15.67          $8.72
============   ============  ============   ============   ============   ============    ============  ============   ============

      $11.46         $10.50         $8.11         $13.79         $19.79         $16.99            --          $15.67          $8.80
============   ============  ============   ============   ============   ============    ============  ============   ============

      $11.46         $10.50         $8.11           --           $20.03         $17.76            --          $16.35          $8.83
============   ============  ============                  ============   ============                  ============   ============

                                                 See Notes to Financial Statements.

STATEMENTS of OPERATIONS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 1998

                                                                  SHORT TERM                                           CALIFORNIA
                                   TARGET                            HIGH             U.S.                              INSURED
                                  MATURITY          HIGH            QUALITY        GOVERNMENT                         INTERMEDIATE
                                    2002            YIELD            BOND          SECURITIES          INCOME           MUNICIPAL
                                   FUND(A)          FUND*           FUND(A)          FUND(B)           FUND(B)           FUND(A)
                                 ----------      -----------      ----------       -----------       -----------        ----------
INVESTMENT INCOME:
Dividends ...................    $     --        $    34,552      $     --         $      --         $   112,773        $     --
Foreign withholding tax on
  dividend income ...........          --               --              --                --                --                --
Foreign withholding tax on
  interest income ...........          --               (292)           --                --             (11,723)             --
Interest ....................        54,186          622,385         846,898        18,164,074        13,860,224         1,058,909
Fee income (Note 6) .........          --               --              --              79,607              --                --
                                 ----------      -----------      ----------       -----------       -----------        ----------
    Total investment income .        54,186          656,645         846,898        18,243,681        13,961,274         1,058,909
                                 ----------      -----------      ----------       -----------       -----------        ----------
EXPENSES:
Investment advisory fee .....         2,065           42,864          67,678         1,467,714         1,124,138           142,361
Custodian fees ..............           509            2,404           4,474            67,401            38,325             1,729
Legal and audit fees ........        10,414           15,551          13,507            10,274            10,693            13,340
Trustees' fees and expenses .            78              731           1,296            25,802            19,433             1,881
Amortization of organization
  costs .....................         3,919             --             1,182              --                --                 541
Registration and filing fees.         4,433            3,522          17,549            22,508            20,498             7,852
Printing  and postage fees ..       (12,930)             802          19,242            71,982            96,535              (225)
Other .......................            84              463           5,022           (16,573)          (24,778)            8,404
Shareholder servicing and
  distribution fees:
  Class A Shares ............         2,065           14,689          28,672           490,808           384,243            32,068
  Class B Shares ............          --              7,084          11,917           150,349           220,472            75,090
  Class S Shares ............          --                 54           2,643            38,991            10,668                 6
Transfer agent fees:
  Class A Shares ............         1,489              399          21,488           177,447           165,984             5,108
  Class B Shares ............          --                375           2,633            16,465            27,703             3,252
  Class S Shares ............          --                 12             326             8,883             2,226                 9
  Interest expense ..........          --               --              --           1,102,300              --                --
Fees waived and/or expenses
  absorbed by investment
  advisor ...................        (6,834)         (29,768)        (77,145)         (202,160)             --             (66,654)
                                 ----------      -----------      ----------       -----------       -----------        ----------
    Total expenses ..........         5,292           59,182         120,484         3,432,191         2,096,140           224,762
Fees reduced by credits
  allowed by the custodian ..          --               (842)           --                (867)           (2,042)           (1,729)
                                 ----------      -----------      ----------       -----------       -----------        ----------
    Net expenses ............         5,292           58,340         120,484         3,431,324         2,094,098           223,033
                                 ----------      -----------      ----------       -----------       -----------        ----------
NET INVESTMENT INCOME/(LOSS).        48,894          598,305         726,414        14,812,357        11,867,176           835,876
                                 ----------      -----------      ----------       -----------       -----------        ----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
  Security transactions .....        32,506          114,860         106,416         5,237,814         6,461,709           248,796
  Forward foreign currency
    contracts and foreign
    currency transactions ...          --             (6,976)           --                --                --                --
  Futures contracts .........          --               --           (59,980)         (239,068)             --                --
Change in unrealized appreciation/
  (depreciation) of:
  Securities ................        89,659       (1,661,146)        373,299         6,541,683         9,512,086           888,856
  Forward foreign currency
  contracts .................          --             (6,956)           --                --                --                --
  Foreign currency, futures
    contracts and other
    assets and liabilities ..          --                (51)          6,730              --                --                --
                                 ----------      -----------      ----------       -----------       -----------        ----------
Net realized and unrealized
  gain/(loss) on
  investments ...............       122,165       (1,560,269)        426,465        11,540,429        15,973,795         1,137,652
                                 ----------      -----------      ----------       -----------       -----------        ----------
NET INCREASE/(DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ................    $  171,059      $  (961,964)     $1,152,879       $26,352,786       $27,840,971        $1,973,528
                                 ==========      ===========      ==========       ===========       ===========        ==========

--------------
*    The High Yield Fund commenced operations on April 8, 1998.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reported are for the period
     July 1, 1998 through October 31, 1998.
(b)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31. The amounts reported are for the period January 1, 1998 through October 31, 1998.

                                                 See Notes to Financial Statements.

              FLORIDA
CALIFORNIA    INSURED      TAX-EXEMPT        BOND &        GROWTH &                                        EMERGING    INTERNATIONAL
 MUNICIPAL   MUNICIPAL        BOND           STOCK          INCOME           GROWTH        NORTHWEST        GROWTH         GROWTH
  FUND(A)     FUND(A)       FUND(B)           FUND           FUND            FUND(A)          FUND          FUND(A)        FUND(A)
----------   --------     -----------     -----------     -----------     ------------    ------------   ------------  ------------

$     --     $   --       $      --       $ 6,150,276     $ 9,248,394     $    240,508    $  2,434,909   $     99,169  $    561,302
      --         --              --              --              --               --              --             --         (57,586)
      --         --              --              --              --               --              --             --            --
 6,494,712    405,178      14,499,086       9,131,067         192,905          185,291         662,526        118,735       168,750
      --         --              --              --              --               --              --             --            --
----------   --------     -----------     -----------     -----------     ------------    ------------   ------------  ------------
 6,494,712    405,178      14,499,086      15,281,343       9,441,299          425,799       3,097,435        217,904       672,466
----------   --------     -----------     -----------     -----------     ------------    ------------   ------------  ------------

   778,933     50,825       1,213,255       2,190,790       3,575,552          955,950       1,920,011        493,746       497,321
    11,142        370          27,378          47,702         140,403           42,355          28,824          3,974        62,778
    17,666     12,704          12,311          32,848          34,679           17,314          28,835         14,857        22,826
    10,161        661          26,753          36,155          64,109            8,795          30,623          4,879         4,684
----------   --------     -----------     -----------     -----------     ------------    ------------   ------------  ------------
    16,663     11,603          15,380          40,340          17,564           13,053          40,201         14,661        16,767
    (4,703)       249          50,025         178,195         180,381           89,598         268,906        112,851        43,288
    16,887      3,741         (18,651)        (35,546)        (17,257)           2,398         (48,462)         2,835         4,665

   243,655     13,587         579,559         781,136       1,075,860           87,371         648,859         79,727        28,070
   138,111     18,248         113,218         636,837         924,497          125,313         475,377         77,778        13,265
        24          6               9             211          84,486           41,033            --           14,719        28,349

    34,980      2,619          92,611         185,212         318,154           65,918         291,730         89,971        32,907
     6,006        859           5,392          62,975         154,006           35,585         102,626         38,320         8,637
        14          9              10              14          10,505            5,398            --            4,592         5,239
----------   --------     -----------     -----------     -----------     ------------    ------------   ------------  ------------

   (76,222)   (41,923)           --              --              --               --              --             --            --
----------   --------     -----------     -----------     -----------     ------------    ------------   ------------  ------------
 1,193,317     73,558       2,117,250       4,156,869       6,562,939        1,490,081       3,787,530        952,910       768,796

   (11,142)      (370)         (1,115)         (5,244)         (3,489)          (1,653)         (3,133)        (3,974)         (175)
----------   --------     -----------     -----------     -----------     ------------    ------------   ------------  ------------
 1,182,175     73,188       2,116,135       4,151,625       6,559,450        1,488,428       3,784,397        948,936       768,621
----------   --------     -----------     -----------     -----------     ------------    ------------   ------------  ------------
 5,312,537    331,990      12,382,951      11,129,718       2,881,849       (1,062,629)       (686,962)      (731,032)      (96,155)
----------   --------     -----------     -----------     -----------     ------------    ------------   ------------  ------------

 1,126,382    108,099       2,762,769      16,284,537      13,620,241         (345,938)     15,687,952       (527,165)  (14,371,123)

      --         --              --              --              --           (202,885)           --         (166,080)      182,020
    (8,126)      --              --              --              --               --              --             --            --

 2,680,980    190,205      14,926,609     (16,486,272)     46,786,931       (9,803,580)    (33,975,835)   (28,993,384)   (4,702,516)
      --         --              --              --              --           (420,016)           --          163,275    (2,486,174)

      --         --              --              --              --            (11,427)           --              491       (11,871)
----------   --------     -----------     -----------     -----------     ------------    ------------   ------------  ------------

 3,799,236    298,304      17,689,378        (201,735)     60,407,172      (10,783,846)    (18,287,883)   (29,522,863)  (21,389,664)
----------   --------     -----------     -----------     -----------     ------------    ------------   ------------  ------------

$9,111,773   $630,294     $30,072,329     $10,927,983     $63,289,021     $(11,846,475)   $(18,974,845)  $(30,253,895) $(21,485,819)
==========   ========     ===========     ===========     ===========     ============    ============   ============  ============

                                                 See Notes to Financial Statements.

WM GROUP OF FUNDS

FOR THE YEAR ENDED JUNE 30, 1998

                                                                   SHORT TERM
                                                      TARGET          HIGH
                                                     MATURITY        QUALITY
                                                     2002 FUND      BOND FUND
                                                     ---------      ----------
INVESTMENT INCOME:
Dividends ........................................   $   --         $     --
Foreign withholding tax on dividend income .......       --               --
Interest .........................................    164,517        1,898,116
                                                     --------       ----------
    Total investment income ......................    164,517        1,898,116
                                                     --------       ----------
EXPENSES:
Investment advisory fee ..........................      6,596          145,180
Administration fee ...............................      5,515           33,910
Custodian fees ...................................      2,514            8,438
Legal and audit fees .............................     11,374           23,529
Trustees' fees and expenses ......................      1,378            3,790
Amortization of organization costs ...............     11,757            3,545
Registration and filing fees .....................     11,213           25,417
Printing and postage fees ........................     10,388           38,884
Other ............................................        721            5,653
Shareholder servicing and distribution fees:
  Class A Shares .................................      6,596           55,796
  Class B Shares .................................       --             30,496
  Class S Shares .................................       --              6,400
Transfer agent fees:
  Class A Shares .................................      1,311           16,690
  Class B Shares .................................       --              2,274
  Class S Shares .................................       --                313
Fees waived and/or expenses absorbed by investment
advisor and/or administrator .....................    (50,726)        (133,982)
                                                     --------       ----------
    Total expenses ...............................     18,637          266,333
Fees reduced by credits allowed by the custodian .     (2,162)            (428)
                                                     --------       ----------
    Net expenses .................................     16,475          265,905
                                                     --------       ----------
NET INVESTMENT INCOME/(LOSS) .....................    148,042        1,632,211
                                                     --------       ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Realized gain/(loss) from:
  Security transactions ..........................     22,489         (108,783)
  Forward foreign currency contracts and foreign
    currency transactions ........................       --               --
  Futures contracts ..............................       --           (105,817)
Change in unrealized appreciation/(depreciation) of:
  Securities .....................................     79,878           63,850
  Forward foreign currency contracts .............       --               --
  Foreign currency, written options, futures
    contracts and other assets and liabilities ...       --              8,262
                                                     --------       ----------
Net realized and unrealized gain/(loss) on
  investments ....................................    102,367         (142,488)
                                                     --------       ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ................................   $250,409       $1,489,723
                                                     ========       ==========

                       See Notes to Financial Statements.

 CALIFORNIA
   INSURED                            FLORIDA
INTERMEDIATE      CALIFORNIA          INSURED                             EMERGING        INTERNATIONAL
 MUNICIPAL        MUNICIPAL          MUNICIPAL          GROWTH            GROWTH             GROWTH
   FUND              FUND              FUND              FUND              FUND               FUND
----------       -----------        ----------       -----------        -----------       -------------

$     --         $      --          $     --         $ 1,382,894        $   766,746       $  3,152,573
      --                --                --             (16,446)           (31,377)          (328,410)
 3,371,439        20,795,207         1,414,701           774,473            598,853            450,512
----------       -----------        ----------       -----------        -----------       ------------
 3,371,439        20,795,207         1,414,701         2,140,921          1,334,222          3,274,675
----------       -----------        ----------       -----------        -----------       ------------

   380,528         2,010,319           146,555         2,739,222          2,214,151          1,354,934
   161,117           860,498            65,423           723,887            620,085            370,136
     3,649            17,049             2,465            64,008             28,455            141,813
    18,270            37,650            16,552            34,992             33,881             35,290
     5,753            25,532             2,935            18,682             18,340             10,985
     1,622              --              12,457             9,110               --                 --
    13,505            15,775            21,696            33,132             29,889             31,102
    27,270           126,691            18,822           236,559            316,038            118,636
    14,542            53,537            10,313            21,117             20,942             19,803

   104,424           771,965            49,647           272,672            402,102            115,246
   213,039           279,831            50,711           320,219            296,876             45,383
        17                75               109           137,559             71,785             96,331

     4,540            30,491             2,370            53,641             79,198             28,655
     2,670             4,200               733            30,565             33,324              7,474
      --                --                --               4,502              3,923              4,363
  (246,808)         (656,426)         (141,047)             --               (3,472)           (29,113)
----------       -----------        ----------       -----------        -----------       ------------
   704,138         3,577,187           259,741         4,699,867          4,165,517          2,351,038
    (3,433)          (13,157)           (1,636)           (6,149)            (8,703)            (1,024)
----------       -----------        ----------       -----------        -----------       ------------
   700,705         3,564,030           258,105         4,693,718          4,156,814          2,350,014
----------       -----------        ----------       -----------        -----------       ------------
 2,670,734        17,231,177         1,156,596        (2,552,797)        (2,822,592)           924,661
----------       -----------        ----------       -----------        -----------       ------------

   954,502         7,849,255           555,785        57,657,686         79,544,854          3,336,138
      --                --                --             776,368           (422,776)         7,584,974
   (70,527)          994,551           (71,437)             --                 --                 --

   184,266         3,864,365           620,889        33,821,257        (46,050,910)       (19,379,433)
      --                --                --            (333,137)           239,541         (2,561,790)
      --                --                --              13,146              5,627             29,643
----------       -----------        ----------       -----------        -----------       ------------
 1,068,241        12,708,171         1,105,237        91,935,320         33,316,336        (10,990,468)
----------       -----------        ----------       -----------        -----------       ------------
$3,738,975       $29,939,348        $2,261,833       $89,382,523        $30,493,744       $(10,065,807)
==========       ===========        ==========       ===========        ===========       ============

                                  See Notes to Financial Statements.

STATEMENTS of OPERATIONS (continued)

WM GROUP OF FUNDS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                      U.S.
                                                   GOVERNMENT                           TAX-EXEMPT
                                                   SECURITIES           INCOME             BOND
                                                      FUND               FUND              FUND
                                                   -----------        ----------        -----------
INVESTMENT INCOME:
Interest .......................................   $ 8,575,819        $6,681,231        $11,310,385
                                                   -----------        ----------        -----------
EXPENSES:
Investment advisory fee ........................       769,591           553,562            987,356
Custodian fees .................................        43,651            23,081             18,650
Legal and audit fees ...........................        11,787            11,192             12,426
Trustees' fees and expenses ....................         8,499             8,499              8,499
Registration and filing fees ...................        22,077            22,666             18,037
Printing and postage fees ......................        69,911            52,029             54,947
Insurance ......................................         3,927             3,195              6,047
Shareholder servicing and distribution fees:
  Class A Shares ...............................       249,837           169,132            407,707
  Class B Shares ...............................        29,872            78,016             66,282
                                                   -----------        ----------        -----------
Transfer agent fees:
  Class A Shares ...............................       102,702            85,007             80,006
  Class B Shares ...............................         2,742             8,515              4,541
                                                   -----------        ----------        -----------
    Total expenses .............................     1,314,596         1,014,894          1,664,498
Fees reduced by credits allowed by the
  custodian ....................................        (2,671)           (2,840)            (3,033)
                                                   -----------        ----------        -----------
    Net expenses ...............................     1,311,925         1,012,054          1,661,465
                                                   -----------        ----------        -----------
NET INVESTMENT INCOME ..........................     7,263,894         5,669,177          9,648,920
                                                   -----------        ----------        -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Realized gain/(loss) from security
transactions ...................................      (493,856)        1,059,244          2,286,826
Change in unrealized appreciation of:
  Securities ...................................     4,371,425         1,919,907          4,270,931
                                                   -----------        ----------        -----------
Net realized and unrealized gain on
  investments ..................................     3,877,569         2,979,151          6,557,757
                                                   -----------        ----------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ...................................   $11,141,463        $8,648,328        $16,206,677
                                                   ===========        ==========        ===========

                                 See Notes to Financial Statements.

STATEMENTS of OPERATIONS (continued)

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 1997

                                                      BOND &           GROWTH &          NORTHWEST
                                                    STOCK FUND       INCOME FUND            FUND
                                                   -----------       -----------        -----------
INVESTMENT INCOME:
Dividends .....................................    $ 5,322,979       $ 4,332,639        $ 2,113,823
Interest ......................................      8,412,688           188,590            242,821
                                                   -----------       -----------        -----------
    Total investments income ..................     13,735,667         4,521,229          2,356,644
                                                   -----------       -----------        -----------
EXPENSES:
Investment advisory fee .......................      1,912,341         1,630,777          1,538,183
Custodian fees ................................         45,819            55,954             32,497
Legal and audit fees ..........................         16,551            15,587             15,558
Trustees' fees and expenses ...................          8,745             8,745              8,745
Registration and filing fees ..................         56,359            80,933             40,153
Printing and postage fees .....................        123,830           124,511            154,301
Insurance .....................................          5,602             4,332              4,338
Shareholder servicing and distribution fees:
  Class A Shares ..............................        701,288           563,809            537,269
  Class B Shares ..............................        334,855           365,290            247,630
                                                   -----------       -----------        -----------
Transfer agent fees:
  Class A Shares ..............................        198,953           188,439            290,223
  Class B Shares ..............................         36,983            56,918             57,338
Expenses absorbed by investment advisor .......           --                --             (137,944)
                                                   -----------       -----------        -----------
    Total expenses ............................      3,441,326         3,095,295          2,788,291
Fees reduced by credits allowed by the
  custodian ...................................         (9,658)          (10,113)            (7,353)
                                                   -----------       -----------        -----------
    Net expenses ..............................      3,431,668         3,085,182          2,780,938
                                                   -----------       -----------        -----------
NET INVESTMENT INCOME/(LOSS) ..................     10,303,999         1,436,047           (424,294)
                                                   -----------       -----------        -----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Realized gain from security transactions ......     36,021,498        26,629,017         41,408,116
Change in unrealized appreciation of:
  Securities ..................................     12,620,413        37,406,069         45,605,120
                                                   -----------       -----------        -----------
Net realized and unrealized gain on
  investments .................................     48,641,911        64,035,086         87,013,236
                                                   -----------       -----------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................    $58,945,910       $65,471,133        $86,588,942
                                                   ===========       ===========        ===========

                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 1998

                                                                   SHORT TERM                                            CALIFORNIA
                                    TARGET                            HIGH              U.S.                               INSURED
                                   MATURITY          HIGH            QUALITY         GOVERNMENT                         INTERMEDIATE
                                     2002            YIELD            BOND           SECURITIES          INCOME           MUNICIPAL
                                    FUND(A)          FUND*           FUND(A)           FUND(B)           FUND(B)           FUND(A)
                                  ----------      -----------      -----------      ------------      ------------      -----------
Net investment income/
  (loss) ....................     $   48,894      $   598,305      $   726,414      $ 14,812,357      $ 11,867,176      $   835,876
Net realized gain/(loss) on
  investments sold, forward
  foreign currency contracts,
  foreign currency
  transactions, and futures
  contracts during the
  period ....................         32,506          107,884           46,436         4,998,746         6,461,709          248,796
Net unrealized appreciation/
  (depreciation) of
  investments, forward
  foreign currency contracts,
  foreign currency, futures
  contracts and other assets
  and liabilities during the
  period ....................         89,659       (1,668,153)         380,029         6,541,683         9,512,086          888,856
                                  ----------      -----------      -----------      ------------      ------------      -----------
Net increase/(decrease) in
net assets resulting from
operations ..................        171,059         (961,964)       1,152,879        26,352,786        27,840,971        1,973,528
Distributions to shareholders from:
  Net investment income:
    Class A Shares ..........           --           (499,993)        (609,802)      (11,608,371)      (10,237,430)        (563,810)
    Class B Shares ..........           --            (57,889)         (53,647)         (762,576)       (1,294,669)        (272,587)
    Class S Shares ..........           --               (473)         (11,951)         (200,327)          (63,170)             (22)
    Class I Shares ..........           --            (26,018)         (32,624)       (2,016,083)         (271,907)             (18)
  Distributions in excess of
    net investment income:
    Class A Shares ..........           --            (11,898)            --                --                --               --
    Class B Shares ..........           --             (1,434)            --                --                --               --
    Class S Shares ..........           --                (11)            --                --                --               --
    Class I Shares ..........           --               (538)            --                --                --               --
  Net realized gains on investments:
    Class A Shares ..........           --               --               --                --                --               --
    Class B Shares ..........           --               --               --                --                --               --
    Class S Shares ..........           --               --               --                --                --               --
    Class I Shares ..........           --               --               --                --                --               --
  Capital:
    Class A Shares ..........           --               --               --                --                --               --
    Class B Shares ..........           --               --               --                --                --               --
Net increase/(decrease) in
  net assets from
  Fund share transactions:
    Class A Shares ..........       (321,663)      12,128,281       (3,182,556)      150,896,689       121,902,271       (1,916,283)
    Class B Shares ..........           --          3,034,079          249,247        24,695,898        23,027,651        1,857,862
    Class S Shares ..........           --             25,952          (97,582)        5,098,895         1,458,569               22
    Class I Shares ..........           --          1,395,597       (1,488,732)       37,514,925         6,765,814               18
                                  ----------      -----------      -----------      ------------      ------------      -----------
Net increase/(decrease) in
  net assets ................       (150,604)      15,023,691       (4,074,768)      229,971,836       169,128,100        1,078,710
NET ASSETS:
Beginning of period .........      2,535,848             --         42,962,776       110,405,327        87,555,390       60,413,903
                                  ----------      -----------      -----------      ------------      ------------      -----------
End of period ...............     $2,385,244      $15,023,691      $38,888,008      $340,377,163      $256,683,490      $61,492,613
                                  ==========      ===========      ===========      ============      ============      ===========
Undistributed net investment
  income/(accumulated net
  investment loss/
  distributions in excess of
  net investment income) at
  end of period .............     $  135,040      $    (6,925)     $    47,920      $   (467,853)     $    (16,407)     $    14,596
                                  ==========      ===========      ===========      ============      ============      ===========

--------------
*    The High Yield Fund commenced operations on April 8, 1998.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reported are for the period
     July 1, 1998 through October 31, 1998.
(b)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31. The amounts reported are for the period January 1, 1998 through October 31, 1998.

                                 See Notes to Financial Statements.

                  FLORIDA
  CALIFORNIA      INSURED      TAX-EXEMPT      BOND &        GROWTH &                                     EMERGING     INTERNATIONAL
  MUNICIPAL      MUNICIPAL        BOND         STOCK         INCOME         GROWTH        NORTHWEST       GROWTH         GROWTH
   FUND(A)        FUND(A)        FUND(B)        FUND           FUND          FUND(A)         FUND          FUND(A)        FUND(A)
------------   -----------   ------------   ------------   ------------   ------------   ------------   ------------   -------------
$  5,312,537   $   331,990   $ 12,382,951   $ 11,129,718   $  2,881,849   $ (1,062,629)  $   (686,962)  $   (731,032)  $    (96,155)

   1,118,256       108,099      2,762,769     16,284,537     13,620,241        548,823     15,687,952       (693,245)   (14,189,103)

   2,680,980       190,205     14,926,609    (16,486,272)    46,786,931    (10,235,023)   (33,975,835)   (28,829,618)    (7,200,561)
------------   -----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

   9,111,773       630,294     30,072,329     10,927,983     63,289,021    (11,846,475)   (18,974,845)   (30,253,895)   (21,485,819)

  (4,707,679)     (258,634)   (11,894,595)    (9,469,674)    (1,675,441)          --             --             --             --

    (562,047)      (72,319)      (488,280)    (1,454,890)        (6,863)          --             --             --             --

        (100)          (24)           (37)          (899)          --             --             --             --             --

         (22)          (20)           (39)          --         (599,129)          --             --             --             --

       --               --             --           --             --             --             --             --             --
       --               --             --           --                            --             --             --             --
       --               --             --           --             --             --             --             --             --
       --               --             --           --             --             --             --             --             --

       --               --             --    (44,700,817)   (35,349,722)          --      (48,525,837)          --             --

       --               --             --     (8,011,754)    (6,489,532)          --       (8,244,288)          --             --
       --               --             --           --             --             --             --             --             --
       --               --             --           --             --             --             --             --             --

       --               --             --           --             --             --         (403,517)          --             --

       --               --             --           --             --             --          (73,872)          --             --

  (6,121,441)     (949,005)    96,159,954     35,961,096    204,140,230     (3,032,635)    50,296,608    (10,392,036)    (3,249,877)
  14,687,124       904,259      8,527,127     36,372,086     65,990,211      2,756,641     19,623,808     (1,508,977)      (105,427)
        (505)           24          1,303         31,557     10,374,502       (938,866)          --       (1,254,006)      (851,874)
          22            20          1,075           --      167,355,560      8,657,383           --      (16,400,862)     4,675,514
------------   -----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
  12,407,125       254,595    122,378,837     19,654,688    467,028,837     (4,403,952)    (6,301,943)   (59,809,776)   (21,017,483)

 324,873,954    21,615,575    196,130,465    353,573,751    349,922,358    279,554,169    296,534,684    186,887,654    160,695,109
------------   -----------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$337,281,079   $21,870,170   $318,509,302   $373,228,439   $816,951,195   $275,150,217   $290,232,741   $127,077,878   $139,677,626
============   ===========   ============   ============   ============   ============   ============   ============   ============

$     32,263   $    16,934   $     79,147   $  1,396,366   $    626,908   $     (2,454)  $       --     $     (7,953)  $  6,019,163
============   ===========   ============   ============   ============   ============   ============   ============   ============

                                                 See Notes to Financial Statements.

WM GROUP OF FUNDS

FOR THE YEAR ENDED JUNE 30, 1998

                                                                    SHORT TERM
                                                      TARGET           HIGH
                                                     MATURITY         QUALITY
                                                     2002 FUND       BOND FUND
                                                    ----------      -----------
Net investment income/(loss) ....................   $  148,042      $ 1,632,211
Net realized gain/(loss) on investments sold,
  forward foreign currency contracts, foreign
  currency transactions and futures contracts
  during the year ...............................       22,489         (214,600)
Net unrealized appreciation/(depreciation) of
  investments, forward foreign currency contracts,
  foreign currency, futures contracts and other
  assets and liabilities during the year ........       79,878           72,112
                                                    ----------      -----------
Net increase in net assets resulting from
operations ......................................      250,409        1,489,723
Distributions to shareholders from:
 Net investment income:
  Class A Shares ................................     (170,981)      (1,197,547)
  Class B Shares ................................         --           (145,841)
  Class S Shares ................................         --            (29,081)
  Class I Shares ................................         --           (171,711)
Distributions in excess of investment income:
  Class A Shares ................................         --               --
  Class B Shares ................................         --               --
  Class S Shares ................................         --               --
  Class I Shares ................................         --               --
Net realized gains on investments:
  Class A Shares ................................      (26,467)            --
  Class B Shares ................................         --               --
  Class S Shares ................................         --               --
  Class I Shares ................................         --               --
 Capital:
  Class A Shares ................................         --            (31,166)
  Class B Shares ................................         --             (3,795)
  Class S Shares ................................         --               (757)
  Class I Shares ................................         --             (4,469)
Net increase/(decrease) in net assets from Fund
  share transactions:
  Class A Shares ................................     (332,981)      21,970,831
  Class B Shares ................................         --            460,337
  Class S Shares ................................         --             51,136
  Class I Shares ................................         --            345,142
                                                    ----------      -----------
Net increase/(decrease) in net assets ...........     (280,020)      22,732,802
NET ASSETS:
Beginning of year ...............................    2,815,868       20,229,974
                                                    ----------      -----------
End of year .....................................   $2,535,848      $42,962,776
                                                    ==========      ===========
Undistributed net investment income/(accumulated
  net investment loss/distributions in excess of
  net investment income) at end of year .........   $   82,227      $      (650)
                                                    ==========      ===========

                       See Notes to Financial Statements.

 CALIFORNIA
   INSURED                             FLORIDA
INTERMEDIATE       CALIFORNIA          INSURED                              EMERGING         INTERNATIONAL
  MUNICIPAL         MUNICIPAL         MUNICIPAL           GROWTH             GROWTH             GROWTH
    FUND              FUND               FUND              FUND               FUND               FUND
-----------       ------------       -----------       ------------       ------------       -------------
$ 2,670,734       $ 17,231,177       $ 1,156,596       $ (2,552,797)      $ (2,822,592)      $    924,661

    883,975          8,843,806           484,348         58,434,054         79,122,078         10,921,112

    184,266          3,864,365           620,889         33,501,266        (45,805,742)       (21,911,580)
-----------       ------------       -----------       ------------       ------------       ------------

  3,738,975         29,939,348         2,261,833         89,382,523         30,493,744        (10,065,807)

 (1,873,113)       (16,032,716)         (954,335)              --                 --           (1,975,295)
   (797,504)        (1,238,105)         (204,787)              --                 --             (178,840)
        (64)              (548)             (442)              --                 --             (317,435)
        (53)               (50)              (53)              --                 --           (4,405,354)

        (57)            (9,986)             --                 --                 --             (123,824)
        (24)              (771)             --                 --                 --              (11,211)
       --                 --                --                 --                 --              (19,899)
       --                 --                --                 --                 --             (276,154)

   (403,151)           (23,641)             --           (8,274,234)        (8,507,941)        (1,992,183)
   (200,864)            (1,826)             --           (2,485,038)        (1,627,499)          (212,435)
        (16)              --                --           (1,125,281)          (372,058)          (403,997)
        (10)              --                --          (10,259,464)        (2,639,418)        (4,204,998)

       --                 --                --                 --                 --                 --
       --                 --                --                 --                 --                 --
       --                 --                --                 --                 --                 --
       --                 --                --                 --                 --                 --

 (6,761,633)       (39,569,128)       (7,117,017)       (24,983,912)       (59,785,251)       (14,343,542)
    559,381          8,332,257          (200,018)           656,439         (2,364,589)           108,509
         80                329           (28,294)        (3,717,859)        (2,844,853)          (905,239)
         63                 61                53        (42,247,133)       (20,847,090)        29,866,956
-----------       ------------       -----------       ------------       ------------       ------------
 (5,737,990)       (18,604,776)       (6,243,060)        (3,053,959)       (68,494,955)        (9,460,748)

 66,151,893        343,478,730        27,858,635        282,608,128        255,382,609        170,155,857
-----------       ------------       -----------       ------------       ------------       ------------
$60,413,903       $324,873,954       $21,615,575       $279,554,169       $186,887,654       $160,695,109
===========       ============       ===========       ============       ============       ============

$    15,157       $     (6,864)      $    13,135       $    (12,382)      $    161,566       $  3,597,176
===========       ============       ===========       ============       ============       ============

                                    See Notes to Financial Statements.

WM GROUP OF FUNDS

FOR THE YEAR ENDED JUNE 30, 1997

                                                                    SHORT TERM
                                                       TARGET          HIGH
                                                      MATURITY        QUALITY
                                                      2002 FUND      BOND FUND
                                                      ----------    -----------
Net investment income/(loss) .......................  $  179,846    $ 1,965,746
Net realized gain/(loss) on investments sold,
  forward foreign currency contracts, foreign
  currency transactions, futures contracts and
  closed written options during the year ...........      20,427       (460,363)
Net unrealized appreciation/(depreciation) of
  investments, forward foreign currency contracts,
  foreign currency, futures contracts, written
  options and other assets and liabilities during
  the year .........................................       6,041        308,395
                                                      ----------    -----------
Net increase/(decrease)  in net assets resulting
from operations ....................................     206,314      1,813,778
Distributions to shareholders from:
 Net investment income:
  Class A Shares ...................................    (200,615)    (1,327,651)
  Class B Shares ...................................        --         (173,000)
  Class S Shares ...................................        --          (97,246)
  Class I Shares ...................................        --         (227,346)
Distributions in excess of investment income:
  Class A Shares ...................................        --             --
  Class B Shares ...................................        --             --
  Class S Shares ...................................        --             --
  Class I Shares ...................................        --             --
Net realized gains on investments:
  Class A Shares ...................................     (14,491)          --
  Class B Shares ...................................        --             --
  Class S Shares ...................................        --             --
Net increase/(decrease) in net assets from Fund
  share transactions:
  Class A Shares ...................................    (300,042)   (18,780,368)
  Class B Shares ...................................        --         (447,758)
  Class S Shares ...................................        --       (2,738,794)
  Class I Shares ...................................        --        2,800,633
                                                      ----------    -----------
Net increase/(decrease) in net assets ..............    (308,834)   (19,177,752)
NET ASSETS:
Beginning of year ..................................   3,124,702     39,407,726
                                                      ----------    -----------
End of year ........................................  $2,815,868    $20,229,974
                                                      ==========    ===========
Undistributed net investment income/(accumulated
  net investment loss/distributions in excess of
  net investment income) at end of year ............  $   93,410    $    16,879
                                                      ==========    ===========

                                    See Notes to Financial Statements.

 CALIFORNIA
   INSURED                              FLORIDA
INTERMEDIATE        CALIFORNIA          INSURED                              EMERGING        INTERNATIONAL
  MUNICIPAL         MUNICIPAL          MUNICIPAL           GROWTH             GROWTH             GROWTH
    FUND               FUND               FUND              FUND               FUND               FUND
------------       ------------       -----------       ------------       ------------       ------------
$  3,182,357       $ 20,486,611       $ 1,541,262       $   (842,668)      $ (3,798,378)      $    552,504

     529,710          5,995,910           343,304         23,854,848         (7,974,694)         8,783,992

   1,035,421          5,182,081           678,418          4,925,545         (3,135,432)        15,640,885
------------       ------------       -----------       ------------       ------------       ------------

   4,747,488         31,664,602         2,562,984         27,937,725        (14,908,504)        24,977,381

  (2,354,600)       (19,363,780)       (1,349,518)              --                 --             (944,934)
    (827,004)        (1,122,377)         (226,428)              --                 --              (33,752)
        (278)              (398)             (386)              --                 --                 --
         (47)               (56)             (107)              --                 --           (1,421,219)

        --                 --              (7,232)              --                 --                 --
        --                 --              (1,421)              --                 --                 --
        --                 --                  (3)              --                 --                 --

    (231,272)              --                --          (19,083,057)       (16,295,524)          (740,078)
     (96,670)              --                --           (4,239,788)        (2,456,114)           (45,566)
         (52)              --                --           (2,712,699)        (1,158,776)          (157,954)
          (5)              --                --          (13,384,790)        (5,828,460)          (867,959)

 (10,241,881)       (64,410,300)       (7,880,857)       (62,908,925)       (91,171,361)       (65,266,118)
    (312,536)         3,983,769          (517,149)         6,890,521          3,406,635           (148,620)
      (9,871)            (4,601)           17,772        (31,340,022)       (31,941,983)       (28,119,034)
       1,052              1,056             1,052        131,010,126         59,424,781         83,322,919
------------       ------------       -----------       ------------       ------------       ------------
  (9,325,676)       (49,252,085)       (7,401,293)        32,169,091       (100,929,306)        10,555,066

  75,477,569        392,730,815        35,259,928        250,439,037        356,311,915        159,600,791
------------       ------------       -----------       ------------       ------------       ------------

$ 66,151,893       $343,478,730       $27,858,635       $282,608,128       $255,382,609       $170,155,857
============       ============       ===========       ============       ============       ============

$      3,196       $     33,691       $     2,892       $   (114,094)      $   (215,392)      $  1,856,754
============       ============       ===========       ============       ============       ============

                                     See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets (continued)

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 1997

                                                    BOND &            GROWTH &
                                                    STOCK             INCOME            NORTHWEST
                                                     FUND               FUND               FUND
                                                 ------------       ------------       ------------
Net investment income/(loss) ................    $ 10,303,999       $  1,436,047       $   (424,294)
Net realized gain on investments sold,
  forward foreign currency contracts,
  foreign currency transactions and futures
  contracts during the year .................      36,021,498         26,629,017         41,408,116
Net unrealized appreciation of investments,
  forward foreign currency contracts,
  foreign currency, futures contracts and
  other assets and liabilities during the
  year ......................................      12,620,413         37,406,069         45,605,120
                                                 ------------       ------------       ------------
Net increase in net assets resulting from
operations ..................................      58,945,910         65,471,133         86,588,942
Distributions to shareholders from:
  Net investment income:
    Class A Shares ..........................      (9,565,088)        (1,646,567)              --
    Class B Shares ..........................        (866,492)           (33,995)              --
  Net realized gains on investments:
    Class A Shares ..........................     (16,337,631)       (12,746,652)       (16,815,468)
    Class B Shares ..........................      (1,513,284)        (1,708,904)        (1,448,706)
Net increase in net assets from Fund share
 transactions:
    Class A Shares ..........................      24,198,233         79,235,236         18,342,906
    Class B Shares ..........................      21,054,537         20,170,211         18,507,592
                                                 ------------       ------------       ------------
Net increase in net assets ..................      75,916,185        148,740,462        105,175,266
NET ASSETS:
Beginning of year ...........................     277,657,566        201,181,896        191,359,418
                                                 ------------       ------------       ------------
End of year .................................    $353,573,751       $349,922,358       $296,534,684
                                                 ============       ============       ============
Undistributed net investment income/
  (accumulated net investment loss) at end
  of year ...................................    $  1,194,421       $     30,939       $   (422,848)
                                                 ============       ============       ============

                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets (continued)

WM GROUP OF FUNDS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                    U.S.
                                                  GOVERNMENT                            TAX-EXEMPT
                                                  SECURITIES           INCOME              BOND
                                                     FUND               FUND               FUND
                                                 ------------       ------------       ------------
Net investment income .......................    $  7,263,894       $  5,669,177       $  9,648,920
Net realized gain/(loss) on investments
  sold, forward foreign currency contracts,
  foreign currency transactions and futures
  contracts during the year .................        (493,856)         1,059,244          2,286,826
Net unrealized appreciation of investments,
  forward foreign currency contracts,
  foreign currency, futures contracts and
  other assets and liabilities during the
  year ......................................       4,371,425          1,919,907          4,270,931
                                                 ------------       ------------       ------------
Net increase in net assets resulting from
operations ..................................      11,141,463          8,648,328         16,206,677
Distributions to shareholders from:
  Net investment income:
    Class A Shares ..........................      (7,110,859)        (5,227,656)        (9,381,180)
    Class B Shares ..........................        (153,035)          (441,521)          (267,740)
  Net realized gains on investments:
    Class A Shares ..........................            --                 --             (283,504)
    Class B Shares ..........................            --                 --              (11,875)
Net increase/(decrease) in net assets from
  Fund share transactions:
    Class A Shares ..........................     (34,875,593)       (11,496,316)       (21,611,179)
    Class B Shares ..........................         281,357          2,293,277          2,607,483
                                                 ------------       ------------       ------------
Net decrease in net assets ..................     (30,716,667)        (6,223,888)       (12,741,318)

NET ASSETS:
Beginning of year ...........................     141,121,994         93,779,278        208,871,783
                                                 ------------       ------------       ------------
End of year .................................    $110,405,327       $ 87,555,390       $196,130,465
                                                 ============       ============       ============

                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets (continued)

WM GROUP OF FUNDS

FOR THE YEAR ENDED DECEMBER 31, 1996

                                                     U.S.
                                                  GOVERNMENT                            TAX-EXEMPT
                                                  SECURITIES           INCOME              BOND
                                                     FUND               FUND               FUND
                                                 ------------       ------------       ------------
Net investment income .......................    $  9,447,418       $  6,205,553       $ 10,608,652
Net realized gain/(loss) on investments
  sold during the year ......................        (386,962)         1,098,430         (1,336,656)
Net unrealized depreciation of investments
  during the year ...........................      (6,198,006)        (4,354,365)        (4,335,561)
                                                 ------------       ------------       ------------
Net increase in net assets resulting from
operations ..................................       2,862,450          2,949,618          4,936,435
Distributions to shareholders from:
  Net investment income:
    Class A Shares ..........................      (9,312,060)        (5,877,677)       (10,445,418)
    Class B Shares ..........................        (135,358)          (327,876)          (163,235)
 Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares ............................     (32,648,901)        (7,741,496)       (20,829,678)
  Class B Shares ............................         840,035          2,790,064          2,636,917
                                                 ------------       ------------       ------------
Net decrease in net assets ..................     (38,393,834)        (8,207,367)       (23,864,979)
NET ASSETS:
Beginning of year ...........................     179,515,828        101,986,645        232,736,762
                                                 ------------       ------------       ------------
End of year .................................    $141,121,994       $ 93,779,278       $208,871,783
                                                 ============       ============       ============

                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                                                          HIGH YIELD                     SHORT TERM
                                  TARGET MATURITY 2002 FUND                FUND(B)                 HIGH QUALITY BOND FUND
                                  ------------------------------------   ------------   -------------------------------------------
                                 PERIOD ENDED  YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED    YEAR ENDED      YEAR ENDED
                                  10/31/98(A)   06/30/98     06/30/97       10/31/98      10/31/98(A)     06/30/98       06/30/97
                                   ---------    ---------    ---------    -----------    -----------    -----------    ------------
AMOUNT
 CLASS A:
  Sold ..........................  $  13,000    $  34,948    $ 198,410    $11,803,472    $   394,104    $39,093,511    $  2,416,682
  Issued in exchange for Class A
    shares of Sierra Trust ......       --           --           --             --             --       33,873,483            --
  Issued as reinvestment of
    dividends ...................       --        196,535      214,280        462,184        421,928        799,463         854,246
  Redeemed ......................   (334,663)    (564,464)    (712,732)      (137,375)    (3,998,588)   (51,795,626)    (22,051,296)
                                   ---------    ---------    ---------    -----------    -----------    -----------    ------------
  Net increase/(decrease) .......  $(321,663)   $(332,981)   $(300,042)   $12,128,281    $(3,182,556)   $21,970,831    $(18,780,368)
                                   =========    =========    =========    ===========    ===========    ===========    ============
 CLASS B:
  Sold ..........................       --           --           --      $ 3,075,214    $   574,367    $   348,662    $    589,127
  Issued in exchange for Class
    B shares of Sierra Trust ....       --           --           --             --             --        1,149,624            --
  Issued as reinvestment of
    dividends ...................       --           --           --           22,719         39,967        110,925         129,765
  Redeemed ......................       --           --           --          (63,854)      (365,087)    (1,148,874)     (1,166,650)
                                                                          -----------    -----------    -----------    ------------
  Net increase/(decrease) .......       --           --           --      $ 3,034,079    $   249,247    $   460,337    $   (447,758)
                                                                          ===========    ===========    ===========    ============
 CLASS S:
  Sold ..........................       --           --           --      $    25,593    $       200    $    27,837    $    252,492
  Issued in exchange
    for Class S shares
    of Sierra Trust .............       --           --           --             --             --          568,432            --
  Issued as
    reinvestment of
    dividends ...................       --           --           --              359          8,328         21,221          70,056
  Redeemed ......................       --           --           --             --         (106,110)      (566,354)     (3,061,342)
                                                                          -----------    -----------    -----------    ------------
  Net increase/(decrease) .......       --           --           --      $    25,952    $   (97,582)   $    51,136    $ (2,738,794)
                                                                          ===========    ===========    ===========    ============
 CLASS I:
  Sold ..........................       --           --           --      $ 1,380,336    $   508,910    $   131,968    $  7,949,206
  Issued in exchange for Class I
    shares of Sierra Trust ......       --           --           --             --             --        1,470,065            --
  Issued as reinvestment of
    dividends ...................       --           --           --           26,556           --             --              --
  Redeemed ......................       --           --           --          (11,295)    (1,997,642)    (1,256,891)     (5,148,573)
                                                                          -----------    -----------    -----------    ------------
  Net increase/(decrease) .......       --           --           --      $ 1,395,597    $(1,488,732)   $   345,142    $  2,800,633
                                                                          ===========    ===========    ===========    ============
SHARES
 CLASS A:
  Sold ..........................      1,167        3,257       18,881      1,197,921        167,245     16,747,592       1,042,539
  Issued in exchange for Class A
    shares of Sierra Trust ......       --           --           --             --             --       14,537,976            --
  Issued as reinvestment of
    dividends ...................       --         18,789       20,369         42,998        180,152        363,171         368,009
  Redeemed ......................    (29,926)     (52,004)     (67,265)       (14,619)    (1,710,460)   (22,246,314)     (9,497,646)
                                   ---------    ---------    ---------    -----------    -----------    -----------    ------------
  Net increase/(decrease) .......    (28,759)     (29,958)     (28,015)     1,226,300     (1,363,063)     9,402,425      (8,087,098)
                                                                          ===========    ===========    ===========    ============
 CLASS B:
  Sold ..........................       --           --           --          322,674        245,069        151,031         254,315
  Issued in exchange for Class B
    shares of Sierra Trust ......       --           --           --             --             --          493,401            --
  Issued as reinvestment of
    dividends ...................       --           --           --            2,484         17,061         47,771          55,922
  Redeemed ......................       --           --           --           (7,083)      (156,010)      (494,001)       (502,572)
                                                                          -----------    -----------    -----------    ------------
  Net increase/(decrease) .......       --           --           --          318,075        106,120        198,202        (192,335)
                                                                          ===========    ===========    ===========    ============
 CLASS S:
  Sold ..........................       --           --           --            2,650             85         12,088         108,858
  Issued in exchange for Class S
  shares of Sierra Trust ........       --           --           --             --             --          243,962            --
  Issued as reinvestment of
    dividends ...................       --           --           --               54          3,556          9,129          30,150
  Redeemed ......................       --           --           --             --          (45,552)      (243,870)     (1,316,825)
                                                                          -----------    -----------    -----------    ------------
  Net increase/(decrease) .......       --           --           --            2,704        (41,911)        21,309      (1,177,817)
                                                                          ===========    ===========    ===========    ============
 CLASS I:
  Sold ..........................       --           --           --          146,137        216,632         59,563       3,412,404
  Issued in exchange for Class I
    shares of Sierra Trust ......       --           --           --             --             --          630,929            --
  Issued as reinvestment of
    dividends ...................       --           --           --            2,971           --             --              --
  Redeemed ......................       --           --           --           (1,249)      (857,694)      (540,840)     (2,226,526)
                                                                          -----------    -----------    -----------    ------------
  Net increase/(decrease) .......       --           --           --          147,859       (641,062)       149,652       1,185,878
                                                                          ===========    ===========    ===========    ============

--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reported are for the period
    July 1, 1998 through October 31, 1998.

(b) The High Yield Fund commenced operations on April 8, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                         U.S. GOVERNMENT SECURITIES FUND(A)                            INCOME FUND(B)
                                   ----------------------------------------------     ---------------------------------------------
                                   PERIOD ENDED      YEAR ENDED       YEAR ENDED      PERIOD ENDED     YEAR ENDED       YEAR ENDED
                                    10/31/98(C)       12/31/97         12/31/96        10/31/98(C)      12/31/97         12/31/96
                                   ------------     ------------     ------------     ------------    ------------     ------------
AMOUNT
 CLASS A:
  Sold .........................   $ 10,226,965     $  4,447,940     $  7,854,380     $ 26,781,674    $ 11,286,277     $ 10,996,951
  Issued in exchange for Class
    A shares of Sierra Trust ...    199,804,185             --               --        142,588,808            --               --
  Issued as reinvestment of
    dividends ..................      7,762,789        5,145,658        6,819,272        6,336,890       3,823,083        4,323,174
  Redeemed .....................    (66,897,250)     (44,469,191)     (47,322,553)     (53,805,101)    (26,605,676)     (23,061,621)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......   $150,896,689     $(34,875,593)    $(32,648,901)    $121,902,271    $(11,496,316)    $ (7,741,496)
                                   ============     ============     ============     ============    ============     ============
 CLASS B:
  Sold .........................   $ 11,302,827     $    864,913     $  1,194,334     $ 11,883,309    $  4,354,889     $  3,492,257
  Issued in exchange for Class B
    shares of Sierra Trust .....     17,545,619             --               --         17,326,196            --               --
  Issued as reinvestment of
    dividends ..................        529,390          123,880          111,800          848,522         374,440          280,728
  Redeemed .....................     (4,681,938)        (707,436)        (466,099)      (7,030,376)     (2,436,052)        (982,921)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase .................   $ 24,695,898     $    281,357     $    840,035     $ 23,027,651    $  2,293,277     $  2,790,064
                                   ============     ============     ============     ============    ============     ============
 CLASS S:
  Sold .........................   $     97,657             --               --       $     64,835            --               --
  Issued in exchange for Class S
    shares of Sierra Trust .....      7,569,635             --               --          1,686,388            --               --
  Issued as reinvestment of
    dividends ..................        187,818             --               --             51,094            --               --
  Redeemed .....................     (2,756,215)            --               --           (343,748)           --               --
                                   ------------                                       ------------
  Net increase .................   $  5,098,895             --               --       $  1,458,569            --               --
                                   ============                                       ============
 CLASS I:
  Sold .........................   $  1,897,904             --               --       $  1,682,081            --               --
  Issued in exchange for Class I
    shares of Sierra Trust .....     77,055,299             --               --          6,001,602            --               --
  Issued as reinvestment of
    dividends ..................           --               --               --               --              --               --
  Redeemed .....................    (41,438,278)            --               --           (917,869)           --               --
                                   ------------                                       ------------
  Net increase .................   $ 37,514,925             --               --       $  6,765,814            --               --
                                   ============                                       ============
SHARES
 CLASS A:
  Sold .........................        937,355          424,259          749,623        2,798,947       1,212,967        1,208,364
  Issued in exchange for Class A
    shares of Sierra Trust .....     18,833,600             --               --         16,561,879            --               --
  Issued as reinvestment of
    dividends ..................        711,256          489,525          655,835          664,762         413,335          477,619
  Redeemed .....................     (6,100,043)      (4,240,473)      (4,553,107)      (5,645,131)     (2,880,356)      (2,547,839)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......     14,382,168       (3,326,689)      (3,147,649)      14,380,457      (1,254,054)        (861,856)
                                   ============     ============     ============     ============    ============     ============
 CLASS B:
  Sold .........................      1,033,341           81,465          113,842        1,248,615         467,109          383,465
  Issued in exchange for Class B
    shares of Sierra Trust .....      1,655,309             --               --          2,009,654            --               --
  Issued as reinvestment of
    dividends ..................         48,455           11,762           10,765           88,864          40,332           30,990
  Redeemed .....................       (426,676)         (67,110)         (44,911)        (737,401)       (263,592)        (108,355)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase .................      2,310,429           26,117           79,696        2,609,732         243,849          306,100
                                   ============     ============     ============     ============    ============     ============
 CLASS S:
  Sold .........................          8,987             --               --              6,828            --               --
  Issued in exchange for Class S
    shares of Sierra Trust .....        714,499             --               --            195,664            --               --
  Issued as reinvestment of
    dividends ..................         17,192             --               --              5,348            --               --
  Redeemed .....................       (253,106)            --               --            (36,046)           --               --
                                   ------------                                       ------------
  Net increase .................        487,572             --               --            171,794            --               --
                                   ============                                       ============
 CLASS I:
  Sold .........................        172,564             --               --            176,652            --               --
  Issued in exchange for Class I
    shares of Sierra Trust .....      7,273,265             --               --            697,179            --               --
  Issued as reinvestment of
    dividends ..................           --               --               --               --              --               --
  Redeemed .....................     (3,811,669)            --               --            (96,227)           --               --
                                   ------------                                       ------------
  Net increase .................      3,634,160             --               --            777,604            --               --
                                   ============                                       ============

--------------
(a) Formerly Composite U.S. Government Securities, Inc. On March 23, 1998 shares were issued in exchange for the Sierra Trust U.S.
    Government Fund.
(b) Formerly Composite Income Fund, Inc. On March 23, 1998 shares were issued in exchange for the Sierra Trust Corporate Income
    Fund.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31. The amounts reported are for the period January 1, 1998 through October 31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                   CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND                 CALIFORNIA MUNICIPAL FUND
                                   ----------------------------------------------     ---------------------------------------------
                                   PERIOD ENDED      YEAR ENDED       YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                    10/31/98(A)       06/30/98         06/30/97        10/31/98(A)       06/30/98         06/30/97
                                   ------------     ------------     ------------     ------------    ------------     ------------
AMOUNT
 CLASS A:
  Sold .........................   $    703,974     $ 45,133,314     $  6,433,077     $  6,565,808    $109,366,878     $ 24,072,942
  Issued in exchange for Class A
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................        372,864        1,692,248        1,935,689        3,068,180      10,168,881       12,279,190
  Redeemed .....................     (2,993,121)     (53,587,195)     (18,610,647)     (15,755,429)   (159,104,887)    (100,762,432)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net decrease .................   $ (1,916,283)    $ (6,761,633)    $(10,241,881)    $ (6,121,441)   $(39,569,128)    $(64,410,300)
                                   ============     ============     ============     ============    ============     ============
 CLASS B:
  Sold .........................   $  2,998,917     $  3,830,587     $  3,085,841     $ 15,977,261    $ 11,852,598     $  7,989,764
  Issued in exchange for Class B
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................        206,027          785,124          705,578          403,939         880,758          790,210
  Redeemed .....................     (1,347,082)      (4,056,330)      (4,103,955)      (1,694,076)     (4,401,099)      (4,796,205)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......   $  1,857,862     $    559,381     $   (312,536)    $ 14,687,124    $  8,332,257     $  3,983,769
                                   ============     ============     ============     ============    ============     ============
 CLASS S:
  Sold .........................   $       --       $       --       $       --       $       --      $       --       $      6,710
  Issued in exchange for Class S
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................             22               80              329              101             329              398
  Redeemed .....................           --               --            (10,200)            (606)           --            (11,709)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......   $         22     $         80     $     (9,871)    $       (505)   $        329     $     (4,601)
                                   ============     ============     ============     ============    ============     ============
 CLASS I:
  Sold .........................   $       --       $       --       $      1,000     $       --      $       --       $      1,000
  Issued in exchange for Class I
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................             18               63               52               22              61               56
  Redeemed .....................           --               --               --               --              --               --
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase .................   $         18     $         63     $      1,052     $         22    $         61     $      1,056
                                   ============     ============     ============     ============    ============     ============
SHARES
 CLASS A:
  Sold .........................         64,616        4,166,073          603,408          577,201       9,670,102        2,233,283
  Issued in exchange for Class A
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................         34,046          155,891          181,346          268,682         903,373        1,138,174
  Redeemed .....................       (274,458)      (4,944,950)      (1,743,747)      (1,382,174)    (14,095,738)      (9,335,254)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net decrease .................       (175,796)        (622,986)        (958,993)        (536,291)     (3,522,263)      (5,963,797)
                                   ============     ============     ============     ============    ============     ============
 CLASS B:
  Sold .........................        273,439          353,152          289,579        1,399,254       1,051,595          742,146
  Issued in exchange for Class B
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................         18,811           72,337           66,108           35,356          78,161           73,182
  Redeemed .....................       (123,678)        (374,167)        (385,086)        (148,795)       (391,417)        (443,547)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......        168,572           51,322          (29,399)       1,285,815         738,703          371,781
                                   ============     ============     ============     ============    ============     ============
 CLASS S:
  Sold .........................           --               --               --               --              --                629
  Issued in exchange for Class S
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................              2                7               32                8              29               37
  Redeemed .....................           --               --               (954)             (53)           --             (1,085)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......              2                7             (922)             (45)             29             (419)
                                   ============     ============     ============     ============    ============     ============
 CLASS I:
  Sold .........................           --               --                 95             --              --                 95
  Issued in exchange for Class I
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................              2                6                4                2               6                4
  Redeemed .....................           --               --               --               --              --               --
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase .................              2                6               99                2               6               99
                                   ============     ============     ============     ============    ============     ============

--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reported are for the period
    July 1, 1998 through October 31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                           FLORIDA INSURED MUNICIPAL FUND                       TAX-EXEMPT BOND FUND(A)
                                   ----------------------------------------------     ----------------------------------------------
                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                    10/31/98(C)       06/30/98         06/30/97        10/31/98(B)      12/31/97         12/31/96
                                   ------------     ------------     ------------     ------------    ------------     ------------
AMOUNT
 CLASS A:
  Sold .........................   $    147,296     $ 17,026,487     $  2,152,770     $ 14,111,965    $  9,139,630     $ 11,398,132
  Issued in exchange for Class A
    shares of Sierra Trust .....           --               --               --        131,911,067            --               --
  Issued as reinvestment of
    dividends ..................        123,333          430,764          663,299        7,889,912       7,486,759        8,078,800
  Redeemed .....................     (1,219,634)     (24,574,268)     (10,696,926)     (57,752,990)    (38,237,568)     (40,306,611)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......   $   (949,005)    $ (7,117,017)    $ (7,880,857)    $ 96,159,954    $(21,611,179)    $(20,829,679)
                                   ============     ============     ============     ============    ============     ============
 CLASS B:
  Sold .........................   $  1,094,291     $  1,328,489     $    920,129     $  4,749,727    $  3,133,343     $  3,119,779
  Issued in exchange for Class B
    shares of Sierra Trust .....           --               --               --          5,255,068            --               --
  Issued as reinvestment of
    dividends ..................         50,148          134,076          151,321          362,204         218,328          128,510
  Redeemed .....................       (240,180)      (1,662,583)      (1,588,599)      (1,839,872)       (744,188)        (611,372)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......   $    904,259     $   (200,018)    $   (517,149)    $  8,527,127    $  2,607,483     $  2,636,917
                                   ============     ============     ============     ============    ============     ============
 CLASS S:
  Sold .........................   $       --       $       --       $     27,586     $          2    $       --       $       --
  Issued in exchange for Class S
    shares of Sierra Trust .....           --               --               --              1,265            --               --
  Issued as reinvestment of
    dividends ..................             24              358              386               36            --               --
  Redeemed .....................           --            (28,652)         (10,200)            --              --               --
                                                                     ------------     ------------
  Net increase/(decrease) ......   $         24     $    (28,294)    $     17,772     $      1,303            --               --
                                   ============     ============     ============     ============
 CLASS I:
  Sold .........................   $       --       $       --       $      1,000     $          3    $       --       $       --
  Issued in exchange for Class I
    shares of Sierra Trust .....           --               --               --              1,035            --               --
  Issued as reinvestment of
    dividends ..................             20               53               52               37            --               --
  Redeemed .....................           --               --               --               --              --               --
                                                                     ------------     ------------
  Net increase .................   $         20     $         53     $      1,052     $      1,075            --               --
                                   ============     ============     ============     ============
SHARES
 CLASS A:
  Sold .........................         14,033        1,660,760          219,446        1,647,687       1,161,023        1,460,406
  Issued in exchange for Class A
    shares of Sierra Trust .....           --               --               --         18,330,460            --               --
  Issued as reinvestment of
    dividends ..................         11,782           41,985           67,495          964,582         951,410        1,037,464
  Redeemed .....................       (117,042)      (2,396,458)      (1,088,997)      (7,066,128)     (4,861,387)      (5,197,278)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......        (91,227)        (693,713)        (802,056)      13,876,601      (2,748,954)      (2,699,408)
                                   ============     ============     ============     ============    ============     ============
 CLASS B:
  Sold .........................        104,711          129,041           93,965          585,326         398,272          390,317
  Issued in exchange for Class B
    shares of Sierra Trust .....           --               --               --            730,248            --               --
  Issued as reinvestment of
    dividends ..................          4,792           13,052           14,770           44,887          27,480           26,578
  Redeemed .....................        (23,021)        (161,939)        (161,649)        (225,252)        (95,335)         (79,060)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......         86,482          (19,846)         (52,914)       1,135,209         330,417          337,835
                                   ============     ============     ============     ============    ============     ============
 CLASS S:
  Sold .........................           --               --              2,774                2            --               --
  Issued in exchange for Class S
    shares of Sierra Trust .....           --               --               --                175            --               --
  Issued as reinvestment of
    dividends ..................              3               36               39                3            --               --
  Redeemed .....................           --             (2,810)          (1,039)            --              --               --
                                                                     ------------     ------------
  Net increase/(decrease) ......              3           (2,774)           1,774              180            --               --
                                   ============     ============     ============     ============
 CLASS I:
  Sold .........................           --               --                103                1            --               --
  Issued in exchange for Class I
    shares of Sierra Trust .....           --               --               --                144            --               --
  Issued as reinvestment of
    dividends ..................              2                5                6                4            --               --
  Redeemed .....................           --               --               --               --              --               --
                                                                     ------------     ------------
  Net increase .................              2                5              109              149            --               --
                                   ============     ============     ============     ============

--------------
(a) Formerly, Composite Tax-Exempt Bond Fund, Inc. On March 23, 1998 shares were issued in exchange for the Sierra Trust National
    Municipal Fund.
(b) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31. The amounts reported are for the period January 1, 1998 through October 31, 1998.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reported are for the period
    July 1, 1998 through October 31, 1998.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                              BOND AND STOCK FUND(A)                              GROWTH & INCOME FUND(B)
                                   ----------------------------------------------     ---------------------------------------------
                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                     10/31/98         10/31/97         10/31/96         10/31/98         10/31/97        10/31/96
                                   ------------     ------------     ------------     ------------    ------------     ------------
AMOUNT
 CLASS A:
  Sold .........................   $ 77,100,034     $ 52,484,804     $ 44,698,687     $222,069,018    $106,141,702     $ 34,852,996
  Issued in exchange for Class A
    shares of Sierra Trust .....           --               --               --        158,740,743            --               --
  Issued as reinvestment of
    dividends ..................     48,830,627       24,871,733       12,571,523       35,964,668      13,852,602        6,465,408
  Redeemed .....................    (89,969,565)     (53,158,304)     (30,757,745)    (212,634,199)    (40,759,068)     (18,800,145)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase .................   $ 35,961,096     $ 24,198,233     $ 26,512,465     $204,140,230    $ 79,235,236     $ 22,518,259
                                   ============     ============     ============     ============    ============     ============
 CLASS B:
  Sold .........................   $ 39,221,359     $ 22,935,586     $ 14,984,826     $ 36,396,662    $ 22,289,439     $ 12,562,783
  Issued in exchange for Class B
    shares of Sierra Trust .....           --               --               --         40,265,726            --               --
  Issued as reinvestment of
    dividends ..................      8,205,251        2,352,873          592,143        6,447,498       1,737,586          413,214
  Redeemed .....................    (11,054,524)      (4,233,922)      (1,885,259)     (17,119,675)     (3,856,814)      (1,379,794)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase .................   $ 36,372,086     $ 21,054,537     $ 13,691,710     $ 65,990,211    $ 20,170,211     $ 11,596,203
                                   ============     ============     ============     ============    ============     ============
 CLASS S:
  Sold .........................   $    106,558             --               --       $  1,551,469            --               --
  Issued in exchange for Class S
    shares of Sierra Trust .....           --               --               --         11,890,222            --               --
  Issued as reinvestment of
    dividends ..................             80             --               --               --              --               --
  Redeemed .....................        (75,081)            --               --         (3,067,189)           --               --
                                   ------------                                       ------------
  Net increase .................   $     31,557             --               --       $ 10,374,502            --               --
                                   ============                                       ============
 CLASS I:
  Sold .........................           --               --               --       $ 21,232,340            --               --
  Issued in exchange for Class I
    shares of Sierra Trust .....           --               --               --        156,826,637            --               --
  Issued as reinvestment of
    dividends ..................           --               --               --               --              --               --
  Redeemed .....................           --               --               --        (10,703,417)           --               --
                                                                                      ------------
  Net increase .................           --               --               --       $167,355,560            --               --
                                                                                      ============
SHARES
 CLASS A:
  Sold .........................      5,082,555        3,423,606        3,502,594       11,565,737       5,205,714        2,162,456
  Issued in exchange for Class A
    shares of Sierra Trust .....           --               --               --          8,901,693            --               --
  Issued as reinvestment of
    dividends ..................      3,411,130        1,697,502          551,925          641,460         798,609          424,694
  Redeemed .....................     (6,215,419)      (3,452,180)      (2,170,504)     (10,275,325)     (2,059,919)      (1,172,395)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase .................      2,278,266        1,668,928        1,884,015       10,833,565       3,944,404        1,414,755
                                   ============     ============     ============     ============    ============     ============
 CLASS B:
  Sold .........................      2,650,249        1,491,572        1,071,938        1,991,929       1,165,851          781,671
  Issued in exchange for Class B
    shares of Sierra Trust .....           --               --               --          2,281,424            --               --
  Issued as reinvestment
    of dividends ...............        574,422          160,463           28,182          116,619         101,631           27,517
  Redeemed .....................       (779,074)        (274,187)        (132,719)        (867,171)       (201,009)         (86,112)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase .................      2,445,597        1,377,848          967,401        3,522,801       1,066,473          723,076
                                   ============     ============     ============     ============    ============     ============
 CLASS S:
  Sold .........................          8,164             --               --             73,567            --               --
  Issued in exchange for Class S
    shares of Sierra Trust .....           --               --               --            700,170            --               --
  Issued as reinvestment of
    dividends ..................              6             --               --               --              --               --
  Redeemed .....................         (5,542)            --               --           (154,969)           --               --
                                   ------------                                       ------------
  Net increase .................          2,628             --               --            618,768            --               --
                                   ============                                       ============
 CLASS I:
  Sold .........................           --               --               --          1,012,389            --               --
  Issued in exchange for Class I
    shares of Sierra Trust .....           --               --               --          8,777,545            --               --
  Issued as reinvestment of
    dividends ..................           --               --               --               --              --               --
  Redeemed .....................           --               --               --           (527,906)           --               --
                                                                                      ------------
  Net increase .................           --               --               --          9,262,028            --               --
                                                                                      ============

--------------
(a) Formerly Composite Bond & Stock Fund, Inc.
(b) Formerly Composite Growth & Income Fund. On March 23, 1998 shares were issued in exchange for the Sierra Trust Growth and Income
    Fund.

                                                 See Notes to Financial Statements.


STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                                GROWTH FUND                                       NORTHWEST FUND(B)
                                   ----------------------------------------------     ---------------------------------------------
                                   PERIOD ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                    10/31/98(A)       06/30/98         06/30/97         10/31/98        10/31/97         10/31/96
                                   ------------     ------------     ------------     ------------    ------------     ------------
AMOUNT
 CLASS A:
  Sold .........................   $ 99,386,706     $376,606,887     $106,289,081     $ 71,928,894    $ 37,595,728     $ 30,838,126
  Issued in exchange for Class A
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --          8,098,957       18,433,017       48,141,885      16,535,329        1,894,196
  Redeemed .....................   (102,419,341)    (409,689,756)    (187,631,023)     (69,774,171)    (35,788,151)     (34,773,718)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......   $ (3,032,635)    $(24,983,912)    $(62,908,925)    $ 50,296,608    $ 18,342,906     $ (2,041,396)
                                   ============     ============     ============     ============    ============     ============
 CLASS B:
  Sold .........................   $  6,289,271     $ 21,624,274     $ 19,851,498     $ 19,506,022    $ 19,318,236     $  7,154,271
  Issued in exchange for Class B
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --          2,457,020        4,183,527        8,274,120       1,445,397           80,228
  Redeemed .....................     (3,532,630)     (23,424,855)     (17,144,504)      (8,156,334)     (2,256,041)        (836,094)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase .................   $  2,756,641     $    656,439     $  6,890,521     $ 19,623,808    $ 18,507,592     $  6,398,405
                                   ============     ============     ============     ============    ============     ============
 CLASS S:
  Sold .........................   $    638,109     $  1,576,379     $ 11,228,550             --              --               --
  Issued in exchange for Class S
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --          1,116,531        2,644,251             --              --               --
  Redeemed .....................     (1,576,975)      (6,410,769)     (45,212,823)            --              --               --
                                   ------------     ------------     ------------
  Net decrease .................   $   (938,866)    $ (3,717,859)    $(31,340,022)            --              --               --
                                   ============     ============     ============
 CLASS I:
  Sold .........................   $ 14,170,562     $ 24,923,298     $131,408,441             --              --               --
  Issued in exchange for Class I
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --               --               --               --              --               --
  Redeemed .....................     (5,513,179)     (67,170,431)        (398,315)            --              --               --
                                   ------------     ------------     ------------
  Net increase/(decrease) ......   $  8,657,383     $(42,247,133)    $131,010,126             --              --               --
                                   ============     ============     ============
SHARES
 CLASS A:
  Sold .........................      5,653,629       23,228,866        7,003,738        3,162,857       1,637,573        1,670,374
  Issued in exchange for Class A
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --            590,930        1,319,471        2,054,110         855,423          107,929
  Redeemed .....................     (5,790,961)     (25,206,344)     (12,312,534)      (3,194,232)     (1,553,311)      (1,881,146)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......       (137,332)      (1,386,548)      (3,989,325)       2,022,735         939,685         (102,843)
                                   ============     ============     ============     ============    ============     ============
 CLASS B:
  Sold .........................        373,144        1,368,627        1,352,409          869,783         836,203          384,301
  Issued in exchange for Class B
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --            184,877          305,813          362,689          74,775            4,603
  Redeemed .....................       (208,958)      (1,490,854)      (1,187,173)        (397,671)       (100,926)         (44,652)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase .................        164,186           62,650          471,049          834,801         810,052          344,252
                                   ============     ============     ============     ============    ============     ============
 CLASS S:
  Sold .........................         37,098          104,482          735,121             --              --               --
  Issued in exchange for Class S
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --             83,953          193,152             --              --               --
  Redeemed .....................        (96,855)        (408,947)      (2,912,975)            --              --               --
                                   ------------     ------------     ------------
  Net decrease .................        (59,757)        (220,512)      (1,984,702)            --              --               --
                                   ============     ============     ============
 CLASS I:
  Sold .........................        795,462        1,783,635        8,525,955             --              --               --
  Issued in exchange for Class I
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --               --               --               --              --               --
  Redeemed .....................       (308,846)      (4,048,118)         (27,042)            --              --               --
                                   ------------    ------------     ------------
  Net increase/(decrease) ......        486,616       (2,264,483)       8,498,913             --              --               --
                                   ============    =============    =============


--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reported are for the period
    July 1, 1998 through October 31, 1998.
(b) Formerly Composite Northwest Fund, Inc.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                            EMERGING GROWTH FUND                              INTERNATIONAL GROWTH FUND
                                   ----------------------------------------------     ---------------------------------------------
                                   PERIOD ENDED     YEAR ENDED        YEAR ENDED      PERIOD ENDED     YEAR ENDED       YEAR ENDED
                                    10/31/98(A)       06/30/98         06/30/97        10/31/98(A)      06/30/98         06/30/97
                                   ------------     ------------     ------------     ------------    ------------     ------------
AMOUNT
 Class A:
  Sold .........................   $ 45,697,143     $313,664,566     $174,380,122     $    407,310    $187,840,932     $111,215,761
  Issued in exchange for Class A
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --          8,402,791       16,032,518             --         4,018,393        1,660,481
  Redeemed .....................    (56,089,179)    (381,852,608)    (281,584,001)      (3,657,187)   (206,202,867)    (178,142,360)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net decrease .................   $(10,392,036)    $(59,785,251)    $(191,171,361)   $ (3,249,877)   $(14,343,542)    $(65,266,118)
                                   ============     ============     ============     ============    ============     ============
 Class B:
  Sold .........................   $    897,561     $ 14,180,902     $ 23,017,303     $    759,141    $  1,184,200     $  1,321,751
  Issued in exchange for Class B
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --          1,579,773        2,398,228             --           390,469           77,717
  Redeemed .....................     (2,406,538)     (18,125,264)     (22,008,896)        (864,568)     (1,466,160)      (1,548,088)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......   $ (1,508,977)    $ (2,364,589)    $  3,406,635     $   (105,427)   $    108,509     $   (148,620)
                                   ============     ============     ============     ============    ============     ============
 Class S:
  Sold .........................   $     47,525     $    341,783     $  8,285,980     $    187,031    $  2,290,224     $ 12,591,343
  Issued in exchange for Class S
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --            370,065        1,126,275             --           735,597          154,429
  Redeemed .....................     (1,301,531)      (3,556,701)     (41,354,238)      (1,038,905)     (3,931,060)     (40,864,806)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net decrease .................   $ (1,254,006)    $ (2,844,853)    $(31,941,983)    $   (851,874)   $   (905,239)    $(28,119,034)
                                   ============     ============     ============     ============    ============     ============
 Class I:
  Sold .........................   $    352,945     $  2,367,463     $ 98,759,210     $  6,040,073    $ 46,484,844     $102,400,555
  Issued in exchange for Class I
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --               --               --               --              --               --
  Redeemed .....................    (16,753,807)     (23,214,553)     (39,334,429)      (1,364,559)    (16,617,888)     (19,077,636)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......   $(16,400,862)    $(20,847,090)    $ 59,424,781     $  4,675,514    $ 29,866,956     $ 83,322,919
                                   ============     ============     ============     ============    ============     ============
SHARES
 Class A:
  Sold .........................      2,576,643       16,007,665        9,426,433           41,432      18,508,938       10,541,386
  Issued in exchange for Class A
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --            466,974          928,883             --           438,682          159,831
  Redeemed .....................     (3,207,380)     (19,463,142)     (15,355,631)        (393,624)    (20,071,107)     (16,902,883)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net decrease .................       (630,737)      (2,988,503)      (5,000,315)        (352,192)     (1,123,487)      (6,201,666)
                                   ============     ============     ============     ============    ============     ============
 Class B:
  Sold .........................         56,594          758,262        1,294,271           75,429         108,136          127,312
  Issued in exchange for Class B
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --             90,322          141,655             --            43,146            7,547
  Redeemed .....................       (154,881)        (966,584)      (1,259,280)         (94,402)       (141,350)        (146,269)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......        (98,287)        (118,000)         (76,646)         (18,973)          9,932          (11,410)
                                   ============     ============     ============     ============    ============     ============
 Class S:
  Sold .........................          2,816           18,531          444,186           19,151         213,909        1,237,033
  Issued in exchange for
    Class S shares of Sierra Trust         --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --             21,107           66,525             --            80,569           14,891
  Redeemed .....................        (80,916)        (189,249)      (2,238,511)        (116,365)       (368,556)      (3,980,047)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net decrease .................        (78,100)        (149,611)      (1,727,800)         (97,214)        (74,078)      (2,728,123)
                                   ============     ============     ============     ============    ============     ============
 Class I:
  Sold .........................         19,660          125,672        5,305,292          642,775       4,334,679        9,883,459
  Issued in exchange for Class I
    shares of Sierra Trust .....           --               --               --               --              --               --
  Issued as reinvestment of
    dividends ..................           --               --               --               --              --               --
  Redeemed .....................       (974,867)      (1,245,200)      (2,456,918)        (161,051)     (1,736,507)      (1,801,069)
                                   ------------     ------------     ------------     ------------    ------------     ------------
  Net increase/(decrease) ......       (955,207)      (1,119,528)       2,848,374          481,724       2,598,172        8,082,390
                                   ============     ============     ============     ============    ============     ============

--------------
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30. The amounts reported are for the period
    July 1, 1998 through October 31, 1998.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

TARGET MATURITY 2002 FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                  PERIOD         YEAR          YEAR          YEAR          PERIOD
                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                10/31/98(A)     06/30/98      06/30/97      06/30/96      06/30/95*
                                -----------     --------      --------      --------      ---------
Net asset value,
 beginning of period .........   $10.86          $10.69        $10.72        $10.78        $10.00
                                 ------          ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........     0.23            0.61++        0.62++        0.63          0.12
Net realized and
 unrealized gain/(loss)
 on investments ..............     0.57            0.40          0.11         (0.30)         0.66
                                 ------          ------        ------        ------        ------
Total from investment
 operations ..................     0.80            1.01          0.73          0.33          0.78
                                 ------          ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ...........     --             (0.73)        (0.71)        (0.39)         --
Distributions from net
 realized gains ..............     --             (0.11)        (0.05)         --            --
                                 ------          ------        ------        ------        ------
Total distributions ..........     --             (0.84)        (0.76)        (0.39)         --
                                 ------          ------        ------        ------        ------
Net asset value, end of
 period ......................   $11.66          $10.86        $10.69        $10.72        $10.78
                                 ------          ------        ------        ------        ------
TOTAL RETURN+ ................     7.37%           9.78%         6.95%         2.91%         7.80%
                                   ====            ====          ====          ====          ====

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's) ..................   $2,385          $2,536        $2,816        $3,125        $2,626
Ratio of operating
 expenses to average net
 assets(b) ...................     0.64%**         0.62%         0.64%         0.62%         0.74%**
Ratio of net investment
 income to average net
 assets ......................     5.92%**         5.61%         5.80%         5.66%         5.22%**
Portfolio turnover rate ......        0%              0%            0%            5%            0%
Ratio of operating
 expenses to average net
 assets without fee
 waivers, expenses
 absorbed and/or fees
 reduced by credits
 allowed by the custodian ....     1.47%**         2.63%         2.89%         2.55%         4.71%**

----------------
  * The Fund commenced operations on March 20, 1995.
 ** Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
                                 See Notes to Financial Statements.

FINANCIAL highlights

HIGH YIELD FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                      CLASS A SHARES    CLASS B SHARES   CLASS S SHARE    CLASS I SHARES
                                      --------------    --------------   -------------    --------------
                                         PERIOD             PERIOD           PERIOD           PERIOD
                                          ENDED              ENDED            ENDED            ENDED
                                        10/31/98(A)        10/31/98(A)      10/31/98(A)      10/31/98(A)
                                        -----------        -----------      -----------      -----------
Net asset value, beginning
 of period ...........................     $10.00            $10.00            $ 9.61            $10.00
                                           ------            ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ................       0.47              0.42              0.16              0.22
Net realized and unrealized
 loss on investments .................      (1.15)            (1.09)            (0.67)            (1.13)
                                           ------            ------            ------            ------
Total from investment
 operations ..........................      (0.68)            (0.67)            (0.51)            (0.91)
                                           ------            ------            ------            ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ...................      (0.45)            (0.42)            (0.18)            (0.23)
Distributions in excess of
 net investment income ...............      (0.01)            (0.01)           (0.00)#            (0.01)
                                           ------            ------            ------            ------
Total distributions ..................      (0.46)            (0.43)            (0.18)            (0.24)
                                           ------            ------            ------            ------
Net asset value, end of
 period ..............................     $ 8.86            $ 8.90            $ 8.92            $ 8.85
                                           ======            ======            ======            ======
TOTAL RETURN+ ........................      (6.90)%           (6.33)%           (5.30)%           (9.13)%
                                           ======            ======            ======            ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's) ..........................    $10,861            $2,830            $   24            $1,309
Ratio of operating expenses
 to average net assets(b) ............       0.78%*            1.57%*            1.51%*            0.48%*
Ratio of net investment
 income to average net
 assets ..............................       8.80%*            8.01%*            8.07%*            9.10%*
Portfolio turnover rate ..............         54%               54%               54%               54%
Ratio of operating expenses
 to average net assets
 without fee waivers or fees
 reduced by credits allowed
 by the custodian ....................       1.22%*            2.02%*            2.18%*            0.97%*

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.
  # Amount represents less than $0.01 per share.
(a) On April 8, 1998, May 5, 1998, August 10, 1998 and July 27, 1998 the Fund commenced selling
    Class A, Class B, Class S and Class I shares, respectively.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                                 See Notes to Financial Statements.

FINANCIAL highlights

SHORT TERM HIGH QUALITY BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                 CLASS A SHARES
                         -------------------------------------------------------------------------------------------
                            PERIOD          YEAR            YEAR             YEAR             YEAR           PERIOD
                            ENDED          ENDED           ENDED            ENDED            ENDED           ENDED
                         10/31/98(A)      06/30/98       06/30/97         06/30/96         06/30/95        06/30/94*
                         -----------      --------       --------         --------         --------        ---------
Net asset value,
 beginning of period        $ 2.32         $ 2.32          $ 2.32           $ 2.35           $ 2.39          $ 2.50
                            ------         ------          ------           ------           ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .      0.04           0.13            0.14             0.15++           0.08            0.09
Net realized and
 unrealized gain/(loss)
 on investments .......       0.03           0.00#           0.00#           (0.03)            0.02           (0.11)
                            ------         ------          ------           ------           ------          ------
Total from investment
 operations ...........       0.07           0.13            0.14             0.12             0.10           (0.02)
                            ------         ------          ------           ------           ------          ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ....      (0.04)         (0.13)          (0.14)           (0.15)           (0.08)          (0.09)
Distributions in excess
 of net investment
 income ...............       --             --              --               --              (0.06)           --
Distributions from
 capital ..............       --            (0.00)#          --              (0.00)#          (0.00)#          --
                            ------         ------          ------           ------           ------          ------
Total distributions ...      (0.04)         (0.13)          (0.14)           (0.15)           (0.14)          (0.09)
                            ------         ------          ------           ------           ------          ------
Net asset value, end
 of period ............     $ 2.35         $ 2.32          $ 2.32           $ 2.32           $ 2.35          $ 2.39
                            ======         ======          ======           ======           ======          ======
TOTAL RETURN+ .........       3.11%          5.91%           6.15%            5.05%            4.42%          (0.73)%
                            ======         ======          ======           ======           ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ...      $32,748        $35,551         $13,685          $32,440          $43,811         $21,771
Ratio of operating
 expenses to average
 net assets(b) ........        0.82%**        0.86%           0.82%            0.75%            0.75%           0.00%**
Ratio of net investment
 income to average
 net assets ...........        5.44%**        5.71%           6.50%            6.22%            6.10%           5.70%**
Portfolio turnover rate          19%           138%             51%             225%             137%             95%
Ratio of operating
 expenses to average
 net assets without
 fee waivers, expenses
 absorbed and/or fees
 reduced by credits
 allowed by the
 custodian ............       1.40%**        1.32%           1.45%            1.42%            1.39%           1.61%**

----------------
  * The Fund commenced operations on November 1, 1993.
 ** Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.
    The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amounts represent less than $0.01 per share.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets include expenses paid indirectly beginning in fiscal year 1995.

                                 See Notes to Financial Statements.

FINANCIAL highlights

SHORT TERM HIGH QUALITY BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          CLASS B SHARES
                               --------------------------------------------------------------------
                                  PERIOD         YEAR          YEAR          YEAR          PERIOD
                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                10/31/98(A)     06/30/98      06/30/97      06/30/96      06/30/95*
                                -----------     --------      --------      --------      ---------
Net asset value,
 beginning of period .........   $ 2.32          $ 2.32        $ 2.32        $ 2.35        $ 2.39
                                 ------          ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........     0.04            0.12          0.12          0.13++        0.06
Net realized and
 unrealized gain/(loss)
 on investments ..............     0.03           0.00#         0.00#         (0.03)         0.02
                                 ------          ------        ------        ------        ------
Total from investment
 operations ..................     0.07            0.12          0.12          0.10          0.08
                                 ------          ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ...........    (0.04)          (0.12)        (0.12)        (0.13)        (0.06)
Distributions in excess
 of net investment
 income ......................     --              --            --            --           (0.06)
Distributions from
 capital .....................     --            (0.00)#         --          (0.00)#       (0.00)#
                                 ------          ------        ------        ------        ------
Total distributions ..........    (0.04)          (0.12)        (0.12)        (0.13)        (0.12)
                                 ------          ------        ------        ------        ------
Net asset value, end of
 period ......................   $ 2.35          $ 2.32        $ 2.32        $ 2.32        $ 2.35
                                 ======          ======        ======        ======        ======
TOTAL RETURN+ ................     2.85%           5.13%         5.37%         4.27%         3.64%
                                 ======          ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ...........   $3,747          $3,459        $2,994        $3,437        $3,015
Ratio of operating
 expenses to average
 net assets(b) ...............     1.57%**         1.61%         1.57%         1.50%         1.50%
Ratio of net investment
 income to average net
 assets ......................     4.69%**         4.96%         5.75%         5.47%         5.35%
Portfolio turnover rate ......       19%            138%           51%          225%          137%
Ratio of operating
 expenses to average
 net assets without fee
 waivers, expenses
 absorbed and/or fees
 reduced by credits
 allowed by the
 custodian ...................     2.18%**         2.07%         2.20%         2.17%         2.14%

----------------

  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July
    25, 1996 the Fund commenced selling Class I shares.
 ** Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                 See Notes to Financial Statements.

FINANCIAL highlights

SHORT TERM HIGH QUALITY BOND FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                   CLASS S SHARES                                        CLASS I SHARES
                        -----------------------------------------------------------------     ------------------------------------
                           PERIOD          YEAR           YEAR         YEAR         YEAR        PERIOD        YEAR        PERIOD
                            ENDED          ENDED         ENDED         ENDED        ENDED       ENDED         ENDED        ENDED
                         10/31/98(A)     06/30/98       06/30/97     06/30/96     06/30/95*   10/31/98(A)   06/30/98     06/30/97*
                         -----------     --------       --------     --------     ---------   -----------   --------     ---------
Net asset value,
 beginning of period .     $ 2.32         $ 2.32        $ 2.32        $ 2.35       $ 2.39       $ 2.32       $ 2.32       $ 2.32
                           ------         ------        ------        ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income        0.04           0.12          0.12          0.13++       0.06         0.04         0.14         0.14
Net realized and
 unrealized gain/(loss)
 on investments ......       0.03           0.00#         0.00#        (0.03)        0.02         0.03         0.00#        0.00#
                           ------         ------        ------        ------       ------       ------       ------       ------
Total from investment
 operations ..........       0.07           0.12          0.12          0.10         0.08         0.07         0.14         0.14
                           ------         ------        ------        ------       ------       ------       ------       ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ...      (0.04)         (0.12)        (0.12)        (0.13)       (0.06)       (0.04)       (0.14)       (0.14)
Distributions in
 excess of net
 investment income ...       --             --            --            --          (0.06)        --           --           --
Distributions from
 capital .............       --            (0.00)#        --           (0.00)#      (0.00)#       --          (0.00)#       --
                           ------         ------        ------        ------       ------       ------       ------       ------
Total distributions ..      (0.04)         (0.12)        (0.12)        (0.13)       (0.12)       (0.04)       (0.14)       (0.14)
                           ------         ------        ------        ------       ------       ------       ------       ------
Net asset value, end
 of period ...........     $ 2.35         $ 2.32        $ 2.32        $ 2.32       $ 2.35       $ 2.35       $ 2.32       $ 2.32
                           ======         ======        ======        ======       ======       ======       ======       ======
TOTAL RETURN+                2.85%          5.13%         5.37%         4.27%        3.64%        3.20%        6.17%        5.94%
                           ======         ======        ======        ======       ======       ======       ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of
 period (in 000's) ...       $762           $850          $800        $3,531       $2,303       $1,631       $3,103       $2,752
Ratio of operating
 expenses to average
 net assets(b) .......       1.57%**        1.58%         1.57%         1.50%        1.50%        0.57%**      0.53%        0.57%**
Ratio of net
 investment income to
 average net assets ..       4.69%**        4.98%         5.75%         5.47%        5.35%        5.69%**      6.03%        6.75%**
Portfolio turnover
 rate ................         19%           138%           51%          225%         137%          19%         138%          51%
Ratio of operating
 expenses to average
 net assets without
 fee waivers, expenses
 absorbed and/or fees
 reduced by credits
 allowed by the
 custodian ...........       2.08%**        2.05%         2.20%         2.17%        2.14%        0.96%**      1.00%        1.20%**

----------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
 ** Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                 See Notes to Financial Statements.

FINANCIAL highlights

U.S. GOVERNMENT SECURITIES FUND(a)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   CLASS A SHARES
                      -----------------------------------------------------------------------------------------------------------
                        PERIOD               YEAR               YEAR               YEAR               YEAR                YEAR
                         ENDED              ENDED               ENDED              ENDED              ENDED              ENDED
                       10/31/98(C)          12/31/97           12/31/96           12/31/95           12/31/94            12/31/93
                       -----------          --------           --------           --------           --------            --------
Net asset value,
 beginning of period .   $10.84              $10.46             $10.84             $ 9.64             $10.79              $10.63
                         ------              ------             ------             ------             ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income      0.54                0.62               0.63               0.63               0.63                0.69
Net realized and
 unrealized gain/
 (loss) on
 investments .........     0.14                0.38              (0.38)              1.20              (1.15)               0.16
                         ------              ------             ------             ------             ------              ------
Total from investment
 operations ..........     0.68                1.00               0.25               1.83              (0.52)               0.85
                         ------              ------             ------             ------             ------              ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ...    (0.54)              (0.62)             (0.63)             (0.63)             (0.63)              (0.69)
                         ------              ------             ------             ------             ------              ------
Total distributions ..    (0.54)              (0.62)             (0.63)             (0.63)             (0.63)              (0.69)
                         ------              ------             ------             ------             ------              ------
Net asset value, end
 of period ...........   $10.98              $10.84             $10.46             $10.84             $ 9.64              $10.79
                         ======              ======             ======             ======             ======              ======
TOTAL RETURN+ ........     6.38%               9.92%              2.48%             19.45%             (4.91)%              8.12%
                         ======              ======             ======             ======             ======              ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ... $266,334            $107,054           $138,159           $177,310           $188,068            $268,112
Ratio of operating
 expenses to average
 net assets(b) .......     0.92%*              1.05%              0.97%              1.01%              0.97%               0.99%
Ratio of net
 investment income to
 average net assets ..     5.99%*              5.92%              6.01%              6.08%              6.19%               6.29%
Portfolio turnover
 rate ................       12%                  6%                16%                 8%                34%                 51%
Ratio of operating
 expenses to average
 net assets without
 fee waviers or
 fees reduced by
 credits allowed by
 the custodian .......     1.45%*              1.05%              0.97%              1.01%              0.97%               0.99%
Ratio of operating
 expenses to average
 net assets including
 interest expense ....     1.36%*               N/A                N/A                N/A                N/A                 N/A

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain expenses had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(a) Formerly, Composite U.S. Government Securities, Inc.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.

                                 See Notes to Financial Statements.

FINANCIAL highlights

U.S. GOVERNMENT SECURITIES FUND(a)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                                                         CLASS S       CLASS I
                                                        CLASS B SHARES                                   SHARES         SHARES
                          -------------------------------------------------------------------------    -------------  -------------
                              PERIOD            YEAR           YEAR          YEAR          PERIOD         PERIOD         PERIOD
                               ENDED           ENDED          ENDED          ENDED          ENDED         ENDED          ENDED
                            10/31/98(C)       12/31/97       12/31/96      12/31/95      12/31/94(D)    10/31/98(E)    10/31/98(E)
                          ---------------    ----------       -----       -----------    -----------   ------------    -----------
Net asset value,
 beginning of period ...      $10.84           $10.46        $10.84         $ 9.64         $10.24         $10.86         $10.86
                              ------           ------        ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..        0.47             0.54          0.54           0.54           0.41           0.35           0.42
Net realized and
 unrealized gain/(loss)
 on investments ........        0.12             0.38         (0.38)          1.20          (0.60)          0.13           0.12
                              ------           ------        ------         ------         ------         ------         ------
Total from investment
 operations ............        0.59             0.92          0.16           1.74          (0.19)          0.48           0.54
                              ------           ------        ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income .....       (0.46)           (0.54)        (0.54)         (0.54)         (0.41)         (0.35)         (0.41)
                              ------           ------        ------         ------         ------         ------         ------
Total distributions ....       (0.46)           (0.54)        (0.54)         (0.54)         (0.41)         (0.35)         (0.41)
                              ------           ------        ------         ------         ------         ------         ------
Net asset value, end of
 period ................      $10.97           $10.84        $10.46         $10.84         $ 9.64         $10.99         $10.99
                              ======           ======        ======         ======         ======         ======         ======
TOTAL RETURN+ ..........        5.54%            9.03%         1.58%         18.48%         (1.86)%         4.35%          5.00%
                              ======           ======        ======         ======         ======         ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) .....     $28,747           $3,352        $2,963         $2,206         $1,063         $5,357        $39,939
Ratio of operating
 expenses to average net
 assets(b) .............        1.67%*           1.84%         1.85%          1.84%          1.76%*         1.67%*         0.66%*
Ratio of net investment
 income to average net
 assets ................        5.24%*           5.08%         5.14%          5.20%          5.43%*         5.24%*         6.25%*
Portfolio turnover rate           12%               6%           16%             8%            34%            12%            12%
Ratio of operating
 expenses to average net
 assets without fee
 waivers or fees reduced
 by credits allowed by
 the custodian .........        2.22%*           1.84%         1.85%          1.84%          1.76%*         2.34%*         1.11%*
Ratio of operating
 expenses to average net
 assets including
 interest expense ......        2.12%*            N/A           N/A            N/A            N/A           2.12%*         1.10%*

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor of if fees had not been reduced by credits allowed by the custodian.
(a) Formerly, Composite U.S. Government Securities, Inc.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.
(d) On March 30, 1994 the Fund commenced selling Class B shares. Those shares in existence prior to March 30, 1994 were designated as Class A shares.
(e) On March 23, 1998 the Fund commenced selling Class S and Class I shares.

                                 See Notes to Financial Statements.

FINANCIAL highlights

INCOME FUND(a)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                  CLASS A SHARES
                     ------------------------------------------------------------------------------------------------------------
                        PERIOD                YEAR               YEAR               YEAR               YEAR                YEAR
                         ENDED               ENDED               ENDED              ENDED              ENDED              ENDED
                      10/31/98(C)           12/31/97           12/31/96           12/31/95           12/31/94            12/31/93
                      -----------           --------           --------           --------           --------            --------
Net asset value,
 beginning of period..   $ 9.48              $ 9.15             $ 9.44             $ 8.29             $ 9.33              $ 8.99
                         ------              ------             ------             ------             ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income      0.53                0.60               0.59               0.59               0.60                0.61
Net realized and
 unrealized gain/
 (loss) on investments   (0.04)#               0.33              (0.29)              1.15              (1.04)               0.34
                         ------              ------             ------             ------             ------              ------
Total from investment
 operations ..........     0.49                0.93               0.30               1.74              (0.44)               0.95
                         ------              ------             ------             ------             ------              ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ...    (0.53)              (0.60)             (0.59)             (0.59)             (0.60)              (0.61)
                         ------              ------             ------             ------             ------              ------
Total distributions ..    (0.53)              (0.60)             (0.59)             (0.59)             (0.60)              (0.61)
                         ------              ------             ------             ------             ------              ------
Net asset value, end
 of period ...........   $ 9.44              $ 9.48             $ 9.15             $ 9.44             $ 8.29              $ 9.33
                         ======              ======             ======             ======             ======              ======
TOTAL RETURN+ ........     5.21%              10.51%              3.46%             21.58%             (4.82)%             10.82%
                         ======              ======             ======             ======             ======              ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ...   $213,397            $77,864            $86,657            $97,534            $88,102             $104,876
Ratio of operating
 expenses to
 average net assets(b) ..  1.07%*              1.08%              1.03%              1.08%              1.04%               1.08%
Ratio of net investment
 income to average
 net assets ..........     6.66%*              6.47%              6.52%              6.59%              6.83%               6.58%
Portfolio turnover
 rate ................       37%                 27%                42%                43%                26%                 51%

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
  # The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) Formerly, Composite Income Fund, Inc.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.

                                 See Notes to Financial Statements.

FINANCIAL highlights

INCOME FUND(a)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                                                         CLASS S       CLASS I
                                                        CLASS B SHARES                                   SHARES         SHARES
                            -----------------------------------------------------------------------   -------------  -------------
                              PERIOD            YEAR           YEAR          YEAR          PERIOD         PERIOD         PERIOD
                               ENDED           ENDED          ENDED          ENDED          ENDED         ENDED          ENDED
                            10/31/98(C)       12/31/97       12/31/96      12/31/95      12/31/94(D)    10/31/98(E)    10/31/98(E)
                            -----------       --------       --------      --------      -----------    -----------    -----------
Net asset value,
 beginning of period ...      $ 9.49           $ 9.17        $ 9.46         $ 8.30         $ 8.85         $ 9.58         $ 9.57
                              ------           ------        ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..        0.46             0.53          0.52           0.51           0.40           0.35           0.41
Net realized and
 unrealized gain/(loss)
 on investments ........       (0.04)#           0.32         (0.29)          1.16          (0.55)         (0.13)#        (0.13)#
                              ------           ------        ------         ------         ------         ------         ------
Total from investment
 operations ............        0.42             0.85          0.23           1.67          (0.15)          0.22           0.28
                              ------           ------        ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income .....       (0.46)           (0.53)        (0.52)         (0.51)         (0.40)         (0.35)         (0.41)
                              ------           ------        ------         ------         ------         ------         ------
Total distributions ....       (0.46)           (0.53)        (0.52)         (0.51)         (0.40)         (0.35)         (0.41)
                              ------           ------        ------         ------         ------         ------         ------
Net asset value, end of
 period ................      $ 9.45           $ 9.49        $ 9.17         $ 9.46         $ 8.30         $ 9.45         $ 9.44
                              ======           ======        ======         ======         ======         ======         ======
TOTAL RETURN+ ..........        4.51%            9.51%         2.59%         20.70%         (1.67)%         2.20%          2.84%
                              ======           ======        ======         ======         ======         ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) .....     $34,321           $9,691        $7,122         $4,452         $2,299         $1,624         $7,342
Ratio of operating
 expenses to average net
 assets(b) .............        1.84%*           1.86%         1.89%          1.91%          1.80%*         1.92%*         0.71%*
Ratio of net investment
 income to average net
 assets ................        5.89%*           5.65%         5.69%          5.73%          6.25%*         5.81%*         7.02%*
Portfolio turnover rate           37%              27%           42%            43%            26%            37%            37%

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
  # The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) Formerly, Composite Income Fund, Inc.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.
(d) On March 30, 1994 the Fund commenced selling Class B shares. Those shares in existence prior to March 30, 1994 were designated as Class A shares.
(e) On March 23, 1998 the Fund commenced selling Class S and Class I shares.

                                 See Notes to Financial Statements.

FINANCIAL highlights

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                    CLASS A SHARES
                      ------------------------------------------------------------------------------------------------------------
                        PERIOD              YEAR               YEAR               YEAR               YEAR              PERIOD
                        ENDED              ENDED              ENDED              ENDED              ENDED              ENDED
                      10/31/98(A)         06/30/98           06/30/97           06/30/96           06/30/95          06/30/94*
                      -----------         --------           --------           --------           --------          ---------
Net asset value,
 beginning of period .   $10.81              $10.74             $10.56             $10.45             $10.10              $10.00
                         ------              ------             ------             ------             ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income      0.16                0.49               0.49++             0.49               0.50                0.11
Net realized and
 unrealized gain
 on investments ......     0.21                0.17               0.23               0.15               0.35              0.11##
                         ------              ------             ------             ------             ------              ------
Total from investment
 operations ..........     0.37                0.66               0.72               0.64               0.85                0.22
                         ------              ------             ------             ------             ------              ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ...    (0.16)              (0.49)             (0.49)             (0.49)             (0.50)              (0.11)
Distributions in
 excess of net
 investment income ...     --                 (0.00)#              --                 --                 --                  --
Distributions
 from net
 realized gains ......     --                 (0.10)             (0.05)             (0.04)              --                 (0.01)
                         ------              ------             ------             ------             ------              ------
Total distributions ..    (0.16)              (0.59)             (0.54)             (0.53)             (0.50)              (0.12)
                         ------              ------             ------             ------             ------              ------
Net asset value,
 end of period .......   $11.02              $10.81             $10.74             $10.56             $10.45              $10.10
                         ======              ======             ======             ======             ======              ======
TOTAL RETURN+ ........     3.46%               6.26%              6.97%              6.25%              8.71%               2.20%
                         ======              ======             ======             ======             ======              ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end
 of period (in 000's)   $37,529            $38,724            $45,157            $54,518            $54,507            $34,147
Ratio of operating
 expenses to
 average net assets(b)     0.82%**            0.86%              0.82%              0.73%              0.42%              0.00%**
Ratio of net investment
 income to average net
 assets .........         4.39%**            4.49%              4.61%              4.62%              4.95%              4.25%**
Portfolio
 turnover rate ..            7%                25%                29%                27%                13%                17%
Ratio of operating
 expenses to average
 net assets without
 fee waivers, expenses
 absorbed and/or
 fees reduced by
 credits allowed
 by the custodian.....    1.15%**            1.25%              1.31%              1.39%              1.41%              1.95%**

----------------
  * The Fund commenced operations on April 4, 1994.
 ** Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
 ## The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                 See Notes to Financial Statements.

FINANCIAL highlights

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         CLASS B SHARES
                                 ---------------------------------------------------------------------------------------------
                                   PERIOD                 YEAR                 YEAR                 YEAR                YEAR
                                    ENDED                ENDED                ENDED                ENDED               ENDED
                                 10/31/98(A)            06/30/98             06/30/97             06/30/96           06/30/95*
                                 -----------            --------             --------             --------           ---------
Net asset value, beginning
 of period ................        $10.81                $10.74               $10.56               $10.45              $10.10
                                   ------                ------               ------               ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....          0.13                  0.41                 0.41++               0.41                0.43
Net realized and unrealized
 gain on investments ......          0.21                  0.17                 0.23                 0.15                0.35
                                   ------                ------               ------               ------              ------
Total from investment
 operations ...............          0.34                  0.58                 0.64                 0.56                0.78
                                   ------                ------               ------               ------              ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ........         (0.13)                (0.41)               (0.41)               (0.41)              (0.43)
Distributions in excess of
 net investment income ....          --                   (0.00)#               --                   --                  --
Distributions from net
 realized gains ...........          --                   (0.10)               (0.05)               (0.04)               --
                                   ------                ------               ------               ------              ------
Total distributions .......         (0.13)                (0.51)               (0.46)               (0.45)              (0.43)
                                   ------                ------               ------               ------              ------
Net asset value, end of
 period ...................        $11.02                $10.81               $10.74               $10.56              $10.45
                                   ======                ======               ======               ======              ======
TOTAL RETURN+ .............          3.20%                 5.47%                6.17%                5.46%               7.90%
                                   ======                ======               ======               ======              ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's) ...............       $23,960               $21,688              $20,992              $20,948             $12,391
Ratio of operating expenses
 to average net assets(b) .          1.57%**               1.61%                1.57%                1.48%               1.17%
Ratio of net investment
 income to average net
 assets ...................          3.64%**               3.74%                3.86%                3.87%               4.20%
Portfolio turnover rate ...             7%                   25%                  29%                  27%                 13%
Ratio of operating expenses
 to average net assets
 without fee waivers,
 expenses absorbed and/or
 fees reduced by credits
 allowed by the custodian .          1.90%**               2.01%                2.06%                2.14%               2.16%


----------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
 ** Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                 See Notes to Financial Statements.


FINANCIAL highlights

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                   CLASS S SHARES                                        CLASS I SHARES
                        -----------------------------------------------------------------       ----------------------------------
                           PERIOD          YEAR         YEAR          YEAR          YEAR        PERIOD         YEAR       PERIOD
                            ENDED         ENDED         ENDED        ENDED         ENDED         ENDED        ENDED        ENDED
                         10/31/98(A)     06/30/98     06/30/97      06/30/96     06/30/95*    10/31/98(A)    06/30/98    06/30/97*
                         -----------     --------     --------      --------     ---------    -----------    --------    ---------
Net asset value,
 beginning of period .     $10.81         $10.74       $10.56        $10.45        $10.10        $10.81       $10.74      $10.58
                           ------         ------       ------        ------        ------        ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income        0.13           0.41         0.41++        0.41          0.43          0.17         0.51        0.49++
Net realized and
 unrealized gain on
 investments .........       0.21           0.17         0.23          0.15          0.35          0.21         0.17        0.21
                           ------         ------       ------        ------        ------        ------       ------      ------
Total from investment
 operations ..........       0.34           0.58         0.64          0.56          0.78          0.38         0.68        0.70
                           ------         ------       ------        ------        ------        ------       ------      ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ...      (0.13)         (0.41)       (0.41)        (0.41)        (0.43)        (0.17)       (0.51)      (0.49)
Distributions from net
 realized gains ......       --            (0.10)       (0.05)        (0.04)         --            --          (0.10)      (0.05)
                           ------         ------       ------        ------        ------        ------       ------      ------
Total distributions ..      (0.13)         (0.51)       (0.46)        (0.45)        (0.43)        (0.17)       (0.61)      (0.54)
                           ------         ------       ------        ------        ------        ------       ------      ------
Net asset value, end
 of period ...........     $11.02         $10.81       $10.74        $10.56        $10.45        $11.02       $10.81      $10.74
                           ======         ======       ======        ======        ======        ======       ======      ======
TOTAL RETURN+ ........       3.20%          5.47%        6.17%         5.46%         7.90%         3.54%        6.53%       6.70%
                           ======         ======       ======        ======        ======        ======       ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ...         $2             $2           $2           $11           $11            $1           $1          $1
Ratio of operating
 expenses to average
 net assets(b) .......       1.57%**        1.59%        1.57%         1.48%         1.17%         0.57%**      0.60%       0.57%**
Ratio of net
 investment income to
 average net assets ..       3.64%**        3.76%        3.86%         3.87%         4.20%         4.64%**      4.75%       4.86%**
Portfolio turnover
 rate ................          7%            25%          29%           27%           13%            7%          25%         29%
Ratio of operating
 expenses to average
 net assets without
 fee waivers, expenses
 absorbed and/or fees
 reduced by credits
 allowed by the
 custodian ...........       3.36%**        1.98%        2.06%         2.14%         2.16%         0.86%**      0.99%       1.06%**


----------------
  * On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
 ** Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                 See Notes to Financial Statements.

FINANCIAL highlights

CALIFORNIA MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                      CLASS A SHARES
                       ---------------------------------------------------------------------------------------------------------
                         PERIOD              YEAR                YEAR               YEAR              YEAR                YEAR
                          ENDED             ENDED               ENDED              ENDED             ENDED                ENDED
                       10/31/98(A)         06/30/98            06/30/97           06/30/96          06/30/95            06/30/94
                       -----------         --------            --------           --------          --------            --------
Net asset value,
 beginning of period .   $11.33              $10.92             $10.60             $10.53             $10.38              $11.22
                         ------              ------             ------             ------             ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income      0.19++              0.58++             0.59               0.60++             0.61                0.61
Net realized and
 unrealized gain/
 (loss) on investments     0.13                0.41               0.32               0.07               0.15               (0.82)
                         ------              ------             ------             ------             ------              ------
Total from investment
 operations ..........     0.32                0.99               0.91               0.67               0.76               (0.21)
                         ------              ------             ------             ------             ------              ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ...    (0.19)              (0.58)             (0.59)             (0.60)             (0.61)              (0.61)
Distributions in
 excess of net
 investment income ...     --                  --                 --                 --                 --                (0.00)#
Distributions from
 net realized gains ..     --                  --                 --                 --               (0.00)#               --
Distributions in
 excess of net
 realized gains ......     --                  --                 --                 --                 --                 (0.02)
                         ------              ------             ------             ------             ------              ------
Total distributions ..    (0.19)              (0.58)             (0.59)             (0.60)             (0.61)              (0.63)
                         ------              ------             ------             ------             ------              ------
Net asset value, end
 of period ...........   $11.46              $11.33             $10.92             $10.60             $10.53              $10.38
                         ======              ======             ======             ======             ======              ======
TOTAL RETURN+ ........     2.82%               9.26%              8.83%              6.40%              7.57%              (2.19)%
                         ======              ======             ======             ======             ======              ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ..     $287,590           $290,328          $318,251          $372,177          $405,967          $509,223
Ratio of operating
 expenses to average
 net assets(b) ......         0.97%*             1.00%             0.97%             0.94%             0.85%             0.79%
Ratio of net
 investment income to
 average net assets .         4.87%*             5.18%             5.51%             5.56%             5.89%             5.45%
Portfolio turnover
 rate ...............           28%                87%               36%               17%               22%               50%
Ratio of operating
 expenses to average
 net assets without
 fee waivers and/or
 fees reduced by
 credits allowed by
 the custodian ......         1.05%*             1.19%             1.26%             1.29%             1.29%             1.39%
----------------

  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
  # Amount represents less than $0.01 per share.
(a) Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                 See Notes to Financial Statements.

FINANCIAL highlights

CALIFORNIA MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                           CLASS B SHARES
                               --------------------------------------------------------------------
                                 PERIOD           YEAR           YEAR         YEAR         YEAR
                                  ENDED           ENDED         ENDED        ENDED         ENDED
                               10/31/98(A)      06/30/98      06/30/97      06/30/96      06/30/95*
                               -----------      --------      --------      --------      ---------
Net asset value, beginning
 of period ...................   $11.33          $10.92        $10.60        $10.53        $10.38
                                 ------          ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........     0.16++          0.50++        0.51          0.51++        0.53
Net realized and unrealized
 gain on investments .........     0.13            0.41          0.32          0.07          0.15
                                 ------          ------        ------        ------        ------
Total from investment
 operations ..................     0.29            0.91          0.83          0.58          0.68
                                 ------          ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ...........    (0.16)          (0.50)        (0.51)        (0.51)        (0.53)
Distributions from net
 realized gains ..............     --              --            --            --          (0.00)#
                                 ------          ------        ------        ------        ------
Total distributions ..........    (0.16)          (0.50)        (0.51)        (0.51)        (0.53)
                                 ------          ------        ------        ------        ------
Net asset value, end of
 period ......................   $11.46          $11.33        $10.92        $10.60        $10.53
                                 ======          ======        ======        ======        ======
TOTAL RETURN+ ................     2.56%           8.45%         8.02%         5.61%         6.78%
                                 ======          ======        ======        ======        ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's) ......................   $49,683         $34,537       $25,219       $20,543       $7,230
Ratio of operating expenses
 to average net assets(b) ....     1.72%**         1.75%         1.72%         1.69%         1.60%
Ratio of net investment
 income to average net assets      4.12%**         4.42%         4.76%         4.81%         5.14%
Portfolio turnover rate ......       28%             87%           36%           17%           22%
Ratio of operating expenses
 to average net assets
 without fee waivers and/or
 fees reduced by credits
 allowed by the custodian ....     1.81%**         1.95%         2.01%         2.04%         2.04%

----------------
  *  On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July
     25, 1996 the Fund commenced selling Class I shares.
 **  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
                                 See Notes to Financial Statements.

FINANCIAL highlights

CALIFORNIA MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                   CLASS S SHARES                                        CLASS I SHARES
                         -----------------------------------------------------------------    ------------------------------------
                           PERIOD          YEAR         YEAR          YEAR          YEAR        PERIOD         YEAR       PERIOD
                            ENDED         ENDED         ENDED        ENDED         ENDED         ENDED        ENDED        ENDED
                         10/31/98(A)     06/30/98     06/30/97      06/30/96     06/30/95*    10/31/98(A)    06/30/98    06/30/97*
                         -----------     --------     --------      --------     ---------    -----------    --------    ---------
Net asset value,
 beginning of period ..    $11.33         $10.92       $10.60        $10.53        $10.38        $11.33       $10.92      $10.62
                           ------         ------       ------        ------        ------        ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .      0.16++         0.50++       0.51          0.51++        0.53          0.20++       0.61++      0.58
Net realized and
 unrealized gain on
 investments ..........      0.13           0.41         0.32          0.07          0.15          0.13         0.41        0.30
                           ------         ------       ------        ------        ------        ------       ------      ------
Total from investment
 operations ...........      0.29           0.91         0.83          0.58          0.68          0.33         1.02        0.88
                           ------         ------       ------        ------        ------        ------       ------      ------
LESS DISTRIBUTIONS:

Dividends from net
 investment income ....     (0.16)         (0.50)       (0.51)        (0.51)        (0.53)        (0.20)       (0.61)      (0.58)
Distributions from net
 realized gains .......      --             --           --            --          (0.00)#         --           --          --
                           ------         ------       ------        ------        ------        ------       ------      ------
Total distributions ...     (0.16)         (0.50)       (0.51)        (0.51)        (0.53)        (0.20)       (0.61)      (0.58)
                           ------         ------       ------        ------        ------        ------       ------      ------
Net asset value, end
 of period ............    $11.46         $11.33       $10.92        $10.60        $10.53        $11.46       $11.33      $10.92
                           ======         ======       ======        ======        ======        ======       ======      ======
TOTAL RETURN+ .........      2.56%          8.45%        8.02%         5.61%         6.78%         2.90%        9.53%       8.49%
                           ======         ======       ======        ======        ======        ======       ======      ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ....        $7             $8           $7           $11           $11            $1           $1          $1
Ratio of operating
 expenses to average
 net assets(b) ........      1.72%**        1.74%        1.72%         1.69%         1.60%         0.72%**      0.74%       0.72%**
Ratio of net
 investment income to
 average net assets ...      4.12%**        4.43%        4.76%         4.81%         5.14%         5.12%**      5.44%       5.76%**
Portfolio turnover
 rate .................        28%            87%          36%           17%           22%           28%          87%         36%
Ratio of operating
 expenses to average
 net assets without
 fee waivers and/or
 fees reduced by
 credits allowed by
 the custodian ........      2.33%**        1.95%        2.01%         2.04%         2.04%         0.76%**      0.93%       1.01%**

----------------
  *  On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
 **  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

FLORIDA INSURED MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    CLASS A SHARES
                       ----------------------------------------------------------------------------------------------------------
                          PERIOD              YEAR               YEAR               YEAR              YEAR                 YEAR
                          ENDED               ENDED             ENDED              ENDED             ENDED                 ENDED
                       10/31/98(A)          06/30/98           06/30/97           06/30/96          06/30/95             06/30/94
                       -----------          --------           --------           --------          --------             --------
Net asset value,
 beginning of
 period ..............   $10.35              $ 9.93             $ 9.64             $ 9.43             $ 9.40              $10.05
                         ------              ------             ------             ------             ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income ..............     0.17                0.49               0.49++             0.50               0.52                0.52
Net realized and
 unrealized gain/
 (loss) on
 investments .........     0.15                0.42               0.30               0.21               0.03##             (0.65)
                         ------              ------             ------             ------             ------              ------
Total from
 investment
 operations ..........     0.32                0.91               0.79               0.71               0.55               (0.13)
                         ------              ------             ------             ------             ------              ------
LESS DISTRIBUTIONS:

Dividends from net
 investment income ...    (0.17)              (0.49)             (0.50)             (0.50)             (0.52)              (0.52)
Distributions in
 excess of net
 investment income ...     --                  --               (0.00)#              --                 --                (0.00)#
Distributions in
 excess of net
 realized gains ......     --                  --                 --                 --                 --                (0.00)#
                         ------              ------             ------             ------             ------              ------
Total distributions ..    (0.17)              (0.49)             (0.50)             (0.50)             (0.52)              (0.52)
                         ------              ------             ------             ------             ------              ------
Net asset value,
 end of period .......   $10.50              $10.35             $ 9.93             $ 9.64             $ 9.43              $ 9.40
                         ======              ======             ======             ======             ======              ======
TOTAL RETURN+ ........     3.08%               9.34%              8.43%              7.56%              6.01%              (1.50)%
                         ======              ======             ======             ======             ======              ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ...   $15,813             $16,538            $22,761            $29,821            $33,714             $38,541
Ratio of operating
 expenses to
 average net
 assets(b) ...........     0.82%*              0.88%              0.82%              0.63%              0.39%               0.00%
Ratio of net
 investment income
 to average net
 assets ..............     4.76%*              4.79%              5.01%              5.08%              5.53%               5.09%
Portfolio turnover
 rate ................       40%                 51%                53%                52%                44%                 83%
Ratio of operating
 expenses to
 average net assets
 without fee
 waviers, expenses
 absorbed and/or
 fees reduced by
 credits allowed by
 the custodian .......     1.40%*              1.45%              1.46%              1.46%              1.51%               1.55%

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return  would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
 ##  The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

FLORIDA INSURED MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          CLASS B SHARES
                               -------------------------------------------------------------------
                                  PERIOD          YEAR          YEAR          YEAR         YEAR
                                   ENDED          ENDED         ENDED         ENDED        ENDED
                               10/31/98(A)      06/30/98      06/30/97      06/30/96     06/30/95*
                               -----------      --------      --------      --------     ---------
Net asset value, beginning
 of period ...................   $10.35          $ 9.93        $ 9.64        $ 9.43        $ 9.40
                                 ------          ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........     0.14            0.41          0.42++        0.42          0.45
Net realized and unrealized
 gain on investments .........     0.15            0.43          0.30          0.21        0.03##
                                 ------          ------        ------        ------        ------
Total from investment
 operations ..................     0.29            0.84          0.72          0.63          0.48
                                 ------          ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ...........    (0.14)          (0.42)        (0.43)        (0.42)        (0.45)
Distributions in excess of
 net investment income .......     --              --          (0.00)#         --            --
                                 ------          ------        ------        ------        ------
Total distributions ..........    (0.14)          (0.42)        (0.43)        (0.42)        (0.45)
                                 ------          ------        ------        ------        ------
Net asset value, end of
 period ......................   $10.50          $10.35        $ 9.93        $ 9.64        $ 9.43
                                 ======          ======        ======        ======        ======
TOTAL RETURN+ ................     2.82%           8.35%         7.63%         6.76%         5.23%
                                 ======          ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's) ..................   $6,054          $5,075        $5,067        $5,428        $3,330
Ratio of operating expenses
 to average net assets(b) ....     1.57%**         1.63%         1.57%         1.38%         1.14%
Ratio of net investment
 income to average net
 assets ......................     4.01%**         4.04%         4.26%         4.33%         4.78%
Portfolio turnover rate ......       40%             51%           53%           52%           44%
Ratio of operating expenses
 to average net assets
 without fee waivers,
 expenses absorbed and/or
 fees reduced by credits
 allowed by the custodian ....     2.15%**         2.21%         2.21%         2.21%         2.26%

----------------
  *  On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior
     to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling
     Class I shares.
 **  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
 ##  The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

FLORIDA INSURED MUNICIPAL FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                   CLASS S SHARES                                         CLASS I SHARES
                         ------------------------------------------------------------------    -----------------------------------
                            PERIOD          YEAR         YEAR          YEAR          YEAR        PERIOD        YEAR       PERIOD
                            ENDED          ENDED         ENDED        ENDED         ENDED        ENDED        ENDED        ENDED
                         10/31/98(A)      06/30/98     06/30/97      06/30/96     06/30/95*    10/31/98(A)   06/30/98    06/30/97*
                         -----------      --------     --------      --------     ---------    -----------   --------    ---------
Net asset value,
 beginning of period ..    $10.35         $ 9.93       $ 9.64        $ 9.43        $ 9.40        $10.35       $ 9.93      $ 9.68
                           ------         ------       ------        ------        ------        ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .      0.14           0.36         0.42++        0.42          0.45          0.19         0.54        0.49++
Net realized and
 unrealized gain on
 investments ..........      0.15           0.48         0.30          0.21          0.03          0.14##       0.36        0.26
                           ------         ------       ------        ------        ------        ------       ------      ------
Total from investment
 operations ...........      0.29           0.84         0.72          0.63          0.48          0.33         0.90        0.75
                           ------         ------       ------        ------        ------        ------       ------      ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ....     (0.14)         (0.42)       (0.43)        (0.42)        (0.45)        (0.18)       (0.48)      (0.50)
Distributions in
 excess of net
 investment income ....      --             --         (0.00)#         --            --            --           --        (0.00)#
                           ------         ------       ------        ------        ------        ------       ------      ------
Total distributions ...     (0.14)         (0.42)       (0.43)        (0.42)        (0.45)        (0.18)       (0.48)      (0.50)
                           ------         ------       ------        ------        ------        ------       ------      ------
Net asset value, end
 of period ............    $10.50         $10.35       $ 9.93        $ 9.64        $ 9.43        $10.50       $10.35      $ 9.93
                           ======         ======       ======        ======        ======        ======       ======      ======
TOTAL RETURN+ .........      2.82%          8.53%        7.63%         6.76%         5.23%         3.17%        9.61%       7.88%
                           ======         ======       ======        ======        ======        ======       ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ....        $2             $2          $29           $11           $11            $1           $1          $1
Ratio of operating
 expenses to average
 net assets(b) ........      1.57%**        1.62%        1.57%         1.38%         1.14%         0.57%**      0.62%       0.57%**
Ratio of net
 investment income to
 average net assets ...      4.01%**        4.05%        4.26%         4.33%         4.78%         5.01%**      5.05%       5.26%**
Portfolio turnover
 rate .................        40%            51%          53%           52%           44%           40%          51%         53%
Ratio of operating
 expenses to average
 net assets without
 fee waivers, expenses
 absorbed and/or fees
 reduced by credits
 allowed by the
 custodian ............      3.64%**        2.19%        2.21%         2.21%         2.26%         1.10%**      1.19%       1.21%**

----------------
  *  On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
  ** Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses absorbed by the investment advisor or if fees had not b een reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
 ##  The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

TAX-EXEMPT BOND FUND(a)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   CLASS A SHARES
                       ---------------------------------------------------------------------------------------------------------
                          PERIOD              YEAR               YEAR               YEAR               YEAR                YEAR
                          ENDED               ENDED             ENDED              ENDED              ENDED               ENDED
                       10/31/98(C)          12/31/97           12/31/96           12/31/95           12/31/94            12/31/93
                       -----------          --------           --------           --------           --------            --------
Net asset value,
 beginning of
 period ..............   $ 8.09              $ 7.83             $ 8.02             $ 7.13             $ 8.04              $ 7.58
                         ------              ------             ------             ------             ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income ..............     0.34                0.38               0.38               0.38               0.39                0.40
Net realized and
 unrealized
 gain/(loss) on
 investments .........     0.02                0.27              (0.19)              0.89              (0.91)               0.54
                         ------              ------             ------             ------             ------              ------
Total from
 investment
 operations ..........     0.36                0.65               0.19               1.27              (0.52)               0.94
                         ------              ------             ------             ------             ------              ------
LESS DISTRIBUTIONS:
Dividends from
 net investment
 income ..............    (0.34)              (0.38)             (0.38)             (0.38)             (0.39)              (0.40)
Distributions
 from net
 realized gains ......     --                 (0.01)              --                 --                 --                 (0.08)
                         ------              ------             ------             ------             ------              ------
Total
 distributions .......    (0.34)              (0.39)             (0.38)             (0.38)             (0.39)              (0.48)
                         ------              ------             ------             ------             ------              ------
Net asset value,
 end of period .......   $ 8.11              $ 8.09             $ 7.83             $ 8.02             $ 7.13              $ 8.04
                         ======              ======             ======             ======             ======              ======
TOTAL RETURN+ ........     4.58%               8.59%              2.52%             18.25%             (6.53)%             12.54%
                         ======              ======             ======             ======             ======              ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end
 of period (in
 000's) .............. $301,162            $188,021           $203,606           $230,055           $215,438            $259,045
Ratio of
 operating
 expenses to
 average net
 assets(b) ...........     0.84%*              0.80%              0.75%              0.81%              0.79%               0.81%
Ratio of net
 investment
 income to
 average net
 assets ..............     5.14%*              4.84%              4.90%              5.03%              5.23%               4.97%
Portfolio
 turnover rate .......        6%                 21%                22%                 8%                12%                 19%

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
(a)  Formerly, Composite Tax-Exempt Bond Fund, Inc.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

TAX-EXEMPT BOND FUND(a)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                     CLASS S
                                                CLASS B SHARES                                      SHARES          CLASS I SHARES
                                      ----------------------------------------------------------------------------- --------------
                                         PERIOD         YEAR       YEAR        YEAR        PERIOD         PERIOD          PERIOD
                                         ENDED         ENDED       ENDED       ENDED        ENDED          ENDED          ENDED
                                      10/31/98(C)    12/31/97    12/31/96    12/31/95    12/31/94(D)    10/31/98(E)    10/31/98(E)
                                      -----------    --------    --------    --------    -----------    -----------    -----------
Net asset value, beginning of
 period .........................       $ 8.09       $ 7.83      $ 8.02      $ 7.13        $ 7.49        $ 8.06          $ 8.06
                                        ------       ------      ------      ------        ------        ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........         0.28         0.32        0.31        0.32          0.25          0.16            0.27
Net realized and unrealized gain/
 (loss) on investments ..........         0.03         0.27       (0.19)       0.89         (0.36)         0.10            0.05
                                        ------       ------      ------      ------        ------        ------          ------
Total from investment operations          0.31         0.59        0.12        1.21         (0.11)         0.26            0.32
                                        ------       ------      ------      ------        ------        ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
 income .........................        (0.29)       (0.32)      (0.31)      (0.32)        (0.25)        (0.21)          (0.27)
Distributions from net realized
 gains ..........................         --          (0.01)       --          --            --            --              --
                                        ------       ------      ------      ------        ------        ------          ------
Total distributions .............        (0.29)       (0.33)      (0.31)      (0.32)        (0.25)        (0.21)          (0.27)
                                        ------       ------      ------      ------        ------        ------          ------
Net asset value, end of period ..       $ 8.11       $ 8.09      $ 7.83      $ 8.02        $ 7.13        $ 8.11          $ 8.11
                                        ======       ======      ======      ======        ======        ======          ======
TOTAL RETURN+ ........................    3.88%        7.71%       1.61%      17.30%        (1.46)%        3.27%           4.00%
                                        ======       ======      ======      ======        ======        ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's) .........................      $17,344       $8,110      $5,266      $2,682        $1,258            $1              $1
Ratio of operating expenses
 to average net assets(b) .......         1.62%*       1.62%       1.65%       1.62%         1.58%*        2.70%*          0.55%*
Ratio of net investment income
 to average net assets ..........         4.36%*       4.00%       4.01%       4.18%         4.53%*        3.28%*          5.43%*
Portfolio turnover rate .........            6%          21%         22%          8%           12%            6%              6%

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
(a)  Formerly, Composite Tax-Exempt Bond Fund, Inc.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.
(d)  On March 30, 1994 the Fund commenced selling Class B shares. Those shares in existence prior to March 30, 1994 were designated as Class A shares.
(e)  On March 23, 1998 the Fund commenced selling Class S and Class I shares.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

BOND & STOCK FUND(a)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                           CLASS A SHARES
                                       ----------------------------------------------------------------------------------------
                                         YEAR                 YEAR                YEAR                YEAR               YEAR
                                        ENDED                 ENDED               ENDED               ENDED              ENDED
                                       10/31/98             10/31/97            10/31/96            10/31/95           10/31/94
                                       --------             --------            --------            --------           --------
Net asset value, beginning of
 year ..........................        $16.13               $14.71              $13.48              $11.53             $12.23
                                        ------               ------              ------              ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........          0.45++               0.50                0.52                0.50               0.46
Net realized and unrealized
 gain/(loss) on investments ....        0.21##                 2.37                1.53                2.02              (0.57)
                                        ------               ------              ------              ------             ------
Total from investment
 operations ....................          0.66                 2.87                2.05                2.52              (0.11)
                                        ------               ------              ------              ------             ------
LESS DISTRIBUTIONS:
Dividends from net investment
 income ........................         (0.45)               (0.51)              (0.50)              (0.49)             (0.44)
Distributions from net realized
 gains .........................         (2.32)               (0.94)              (0.32)              (0.08)             (0.15)
                                        ------               ------              ------              ------             ------
Total distributions ............         (2.77)               (1.45)              (0.82)              (0.57)             (0.59)
                                        ------               ------              ------              ------             ------
Net asset value, end of year ...        $14.02               $16.13              $14.71              $13.48             $11.53
                                        ======               ======              ======              ======             ======
TOTAL RETURN+ ..................          4.03%               20.81%              15.66%              22.55%             (0.90)%
                                        ======               ======              ======              ======             ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's) ........................      $298,651             $307,018            $255,414            $208,592           $191,615
Ratio of operating expenses to
 average net assets(b) .........          0.97%                0.99%               0.98%               1.02%              1.06%
Ratio of net investment income
 to average net assets .........          3.09%                3.31%               3.68%               3.98%              3.97%
Portfolio turnover rate ........            80%                  54%                 46%                 32%                25%

----------------
  +  Total return does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduc ed by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
 ##  The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sal es and redemption of Fund shares.
(a)  Formerly, Composite Bond & Stock Fund, Inc.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

BOND & STOCK FUND(a)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.
                                                           CLASS B SHARES                                             CLASS S SHARES
                             ---------------------------------------------------------------------------------        -------------
                               YEAR               YEAR             YEAR              YEAR             PERIOD              PERIOD
                               ENDED             ENDED             ENDED            ENDED             ENDED                ENDED
                             10/31/98           10/31/97         10/31/96          10/31/95        10/31/94(C)          10/31/98(D)
                             --------           --------         --------          --------        -----------          -----------
Net asset value,
 beginning of year ....       $16.10             $14.69           $13.47            $11.51            $11.49              $14.72
                              ------             ------           ------            ------            ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income ...............         0.33++             0.39             0.41              0.39              0.18                0.14++
Net realized and
 unrealized gain/
 (loss) on
 investments ..........       0.19##               2.36             1.53              2.03              0.04              (0.87)##
                              ------             ------           ------            ------            ------              ------
Total from investment
 operations ...........         0.52               2.75             1.94              2.42              0.22               (0.73)
                              ------             ------           ------            ------            ------              ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ....        (0.34)             (0.40)           (0.40)            (0.38)            (0.20)              (0.20)
Distributions from
 net realized gains ...        (2.32)             (0.94)           (0.32)            (0.08)             --                  --
                              ------             ------           ------            ------            ------              ------
Total distributions ...        (2.66)             (1.34)           (0.72)            (0.46)            (0.20)              (0.20)
                              ------             ------           ------            ------            ------              ------
Net asset value, end
 of year ..............       $13.96             $16.10           $14.69            $13.47            $11.51              $13.79
                              ======             ======           ======            ======            ======              ======
TOTAL RETURN+ .........         3.12%             19.86%           14.73%            21.60%             1.94%              (4.66)%
                              ======             ======           ======            ======            ======              ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 year (in 000's) ......      $74,542            $46,556          $22,243            $7,372            $3,362                 $36
Ratio of operating
 expenses to average
 net assets(b) ........         1.76%              1.79%            1.86%             1.84%             1.77%*              1.73%*
Ratio of net investment
 income to average net
 assets ...............         2.30%              2.48%            2.80%             3.10%             3.22%*              2.33%*
Portfolio turnover
 rate .................           80%                54%              46%               32%               25%                 80%

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
 ##  The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of Fund shares.
(a)  Formerly, Composite Bond & Stock Fund, Inc.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c)  On March 30, 1994 the Fund commenced selling Class B Shares. Those shares in existence prior to March 30, 1994 were designated as Class A shares.
(d)  On May 28, 1998 the Fund commenced selling Class S shares.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

GROWTH & INCOME FUND(a)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                           CLASS A SHARES
                                       ---------------------------------------------------------------------------------------
                                         YEAR                YEAR                YEAR                YEAR               YEAR
                                        ENDED                ENDED               ENDED               ENDED              ENDED
                                       10/31/98            10/31/97            10/31/96            10/31/95           10/31/94
                                       --------            --------            --------            --------           --------
Net asset value, beginning of
 year .........................        $21.01                $17.26              $14.65              $12.71             $12.81
                                       ------                ------              ------              ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........          0.11++                0.12                0.20                0.22               0.18
Net realized and unrealized
 gain on investments ..........          1.43                  4.98                3.16                2.31               0.85
                                        -----                 -----               -----               -----              -----
Total from investment
 operations ...................          1.54                  5.10                3.36                2.53               1.03
                                        -----                 -----               -----               -----              -----
LESS DISTRIBUTIONS:
Dividends from net investment
 income .......................         (0.09)                (0.14)              (0.21)              (0.19)             (0.18)
Distributions from net realized
 gains ........................         (2.47)                (1.21)              (0.54)              (0.40)             (0.95)
                                        -----                 -----               -----               -----              -----
Total distributions ...........         (2.56)                (1.35)              (0.75)              (0.59)             (1.13)
                                        -----                 -----               -----               -----              -----
Net asset value, end of year ..        $19.99                $21.01              $17.26              $14.65             $12.71
                                       ======                ======              ======              ======             ======
TOTAL RETURN+ .................          7.38%                31.24%              23.61%              20.87%              8.55%
                                       ======                ======              ======              ======             ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's) .......................      $502,115              $299,928            $178,331            $130,630           $102,837
Ratio of operating expenses to
 average net assets(b) ........          0.94%                 1.05%               1.03%               1.07%              1.10%
Ratio of net investment income
 to average net assets ........          0.52%                 0.66%               1.26%               1.62%              1.45%
Portfolio turnover rate .......            79%                   71%                 52%                 39%                34%
----------------
  +  Total return does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
(a)  Formerly, Composite Growth & Income Fund.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

GROWTH & INCOME FUND(a)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                               CLASS B SHARES                                   CLASS S SHARES     CLASS I SHARES
                                 -----------------------------------------------------------    --------------     --------------
                                   YEAR        YEAR        YEAR        YEAR        PERIOD           PERIOD             PERIOD
                                   ENDED       ENDED       ENDED       ENDED        ENDED            ENDED              ENDED
                                 10/31/98    10/31/97    10/31/96    10/31/95    10/31/94(C)      10/31/98(D)        10/31/98(D)
                                 --------    --------    --------    --------    -----------      -----------        -----------
Net asset value, beginning
 of period ................       $20.85      $17.17      $14.59      $12.68        $12.00          $21.26               $21.42
                                  ------      ------      ------      ------        ------          ------               ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/
 (loss) ...................        (0.07)++    (0.02)       0.06        0.11          0.05           (0.03)++              0.11++
Net realized and unrealized
 gain/(loss) on
 investments ..............         1.46        4.93        3.14        2.31          0.69          (1.44)##             (1.43)##
                                  ------      ------      ------      ------        ------          ------               ------
Total from investment
 operations ...............         1.39        4.91        3.20        2.42          0.74           (1.47)               (1.32)
                                  ------      ------      ------      ------        ------          ------               ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ........       (0.00)#      (0.02)      (0.08)      (0.11)        (0.06)           --                  (0.07)
Distributions from net
 realized gains ...........        (2.47)      (1.21)      (0.54)      (0.40)         --              --                   --
                                  ------      ------      ------      ------        ------          ------               ------
Total distributions .......        (2.47)      (1.23)      (0.62)      (0.51)        (0.06)           --                  (0.07)
                                  ------      ------      ------      ------        ------          ------               ------
Net asset value, end of
 period ...................       $19.77      $20.85      $17.17      $14.59        $12.68          $19.79               $20.03
                                  ======      ======      ======      ======        ======          ======               ======
TOTAL RETURN+ .............         6.60%      30.20%      22.55%      19.95%         6.14%          (6.83)%              (6.18)%
                                  ======      ======      ======      ======        ======          ======               ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's) ...............      $117,063    $49,994     $22,851      $8,871        $2,082         $12,245             $185,528
Ratio of operating expenses
 to average net assets(b) .         1.79%       1.88%       1.94%       1.91%         1.85%*          1.74%*               0.62%*
Ratio of net investment
 income/(loss) to average
 net assets ...............        (0.33)%     (0.19)%      0.34%       0.69%         0.65%*         (0.28)%*              0.84%*
Portfolio turnover rate ...           79%         71%         52%         39%           34%             79%                  79%

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns
     would have been lower if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
 ##  The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of Fund shares.
(a)  Formerly, Composite Growth & Income Fund.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c)  On March 30, 1994 the Fund commenced selling Class B shares. Those shares in existence prior to March 30, 1994 were designated as Class A shares.
(d)  On March 23, 1998 the Fund commenced selling Class S and Class I shares.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     CLASS A SHARES
                           ------------------------------------------------------------------------------------------------------
                              PERIOD             YEAR              YEAR              YEAR               YEAR               YEAR
                              ENDED              ENDED             ENDED             ENDED             ENDED              ENDED
                           10/31/98(A)          06/30/98         06/30/97          06/30/96           06/30/95           06/30/94
                           -----------          --------         --------          --------           --------           --------
Net asset value,
 beginning of period ..       $18.46             $14.90           $15.69            $14.18            $10.73              $10.72
                              ------             ------           ------            ------            ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income/(loss) ........        (0.07)++           (0.15)++         (0.03)++          (0.07)++           0.05++             (0.02)
Net realized and
 unrealized gain/
 (loss) on
 investments ..........        (0.75)              4.99             1.58              3.47              3.42              0.03##
                              ------             ------           ------            ------            ------              ------
Total from investment
 operations ...........        (0.82)              4.84             1.55              3.40              3.47                0.01
                              ------             ------           ------            ------            ------              ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ....         --                 --               --                --               (0.02)               --
Distributions from
 net realized gains ...         --                (1.28)           (2.34)            (1.89)           (0.00)#               --
                              ------             ------           ------            ------            ------              ------
Total distributions ...         --                (1.28)           (2.34)            (1.89)            (0.02)               --
                              ------             ------           ------            ------            ------              ------
Net asset value, end of
 period ...............       $17.64             $18.46           $14.90            $15.69            $14.18              $10.73
                              ======             ======           ======            ======            ======              ======
TOTAL RETURN+ .........        (4.44)%            35.43%           10.88%            25.44%            32.33%               0.00%
                              ======             ======           ======            ======            ======              ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ....     $104,775           $112,153         $111,187          $179,720          $154,763            $126,808
Ratio of operating
 expenses to average
 net assets(b) ........         1.69%*             1.66%            1.70%             1.70%             1.76%               1.75%
Ratio of net investment
 income/(loss) to
 average net assets ...        (1.21)%*           (0.91)%          (0.22)%           (0.49)%            0.28%              (0.35)%
Portfolio turnover
 rate .................           24%               153%             156%              205%              233%                227%

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
 ##  The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets include expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         CLASS B SHARES
                                     -------------------------------------------------------------------------------------------
                                         PERIOD               YEAR                YEAR                YEAR               YEAR
                                         ENDED                ENDED               ENDED               ENDED              ENDED
                                     10/31/98(A)            06/30/98            06/30/97            06/30/96           06/30/95*
                                     -----------            --------            --------            --------           ---------
Net asset value, beginning
 of period .....................        $17.82               $14.53              $15.47              $14.10             $10.73
                                        ------               ------              ------              ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............         (0.12)++             (0.25)++            (0.14)++            (0.19)++           (0.04)++
Net realized and unrealized
 gain/(loss) on investments
   .............................         (0.71)                4.82                1.54                3.45               3.42
                                        ------               ------              ------              ------             ------
Total from investment
 operations ....................         (0.83)                4.57                1.40                3.26               3.38
                                        ------               ------              ------              ------             ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income .............          --                   --                  --                  --                (0.01)
Distributions from net
 realized gains ................          --                  (1.28)              (2.34)              (1.89)            (0.00)#
                                        ------               ------              ------              ------             ------
Total distributions ............          --                  (1.28)              (2.34)              (1.89)             (0.01)
                                        ------               ------              ------              ------             ------
Net asset value, end of
 period ........................        $16.99               $17.82              $14.53              $15.47             $14.10
                                        ======               ======              ======              ======             ======
TOTAL RETURN+ ..................         (4.66)%              34.43%               9.99%              24.54%             31.46%
                                        ======               ======              ======              ======             ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's) ....................       $39,379              $38,390             $30,397             $25,067             $6,928
Ratio of operating expenses
 to average net assets(b) ......          2.54%**              2.46%               2.45%               2.45%              2.51%
Ratio of net investment
 loss to average net assets ....         (2.06)%**            (1.70)%             (0.97)%             (1.24)%            (0.47)%
Portfolio turnover rate ........            24%                 153%                156%                205%               233%

----------------
  *  On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior  to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
 **  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                  CLASS S SHARES                                        CLASS I SHARES
                         ----------------------------------------------------------------   -------------------------------------
                            PERIOD          YEAR         YEAR        YEAR         YEAR        PERIOD         YEAR         PERIOD
                            ENDED          ENDED        ENDED        ENDED        ENDED        ENDED         ENDED        ENDED
                         10/31/98(A)      06/30/98     06/30/97    06/30/96     06/30/95*   10/31/98(A)    06/30/98     06/30/97*
                         -----------      --------     --------    --------     ---------   -----------    --------     ---------
Net asset value,
 beginning of
 period ................   $17.83          $14.54      $15.47       $14.11       $10.73       $18.56        $14.94       $14.21
                           ------          ------      ------       ------       ------       ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/
 (loss) ................    (0.11)++        (0.25)++    (0.14)++     (0.19)++     (0.04)++     (0.05)++      (0.10)++    0.00#++
Net realized and
 unrealized gain/(loss)
 on investments ........    (0.73)           4.82        1.55         3.44         3.42        (0.75)         5.00         3.07
                           ------          ------      ------       ------       ------       ------        ------       ------
Total from investment
 operations ............    (0.84)           4.57        1.41         3.25         3.38        (0.80)         4.90         3.07
                           ------          ------      ------       ------       ------       ------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income .....     --              --          --           --         (0.00)#        --            --           --
Distributions from net
 realized gains ........     --             (1.28)      (2.34)       (1.89)      (0.00)#        --           (1.28)       (2.34)
                           ------          ------      ------       ------       ------       ------        ------       ------
Total distributions ....     --             (1.28)      (2.34)       (1.89)       (0.00)        --           (1.28)       (2.34)
                           ------          ------      ------       ------       ------       ------        ------       ------
Net asset value, end
 of period .............   $16.99          $17.83      $14.54       $15.47       $14.11       $17.76        $18.56       $14.94
                           ======          ======      ======       ======       ======       ======        ======       ======
TOTAL RETURN+ ..........    (4.71)%         34.40%      10.06%       24.54%       31.44%       (4.31)%       35.75%       22.73%
                           ======          ======      ======       ======       ======       ======        ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ...    $11,645         $13,283     $14,038      $45,652      $18,730     $119,351      $115,729     $126,986
Ratio of operating
 expenses to average
 net assets(b) .........     2.39%**         2.39%       2.45%        2.45%        2.51%        1.26%**       1.36%        1.45%**
Ratio of net
 investment income/
 (loss) to average net
 assets ................    (1.91)%**       (1.64)%     (0.97)%      (1.24)%      (0.47)%      (0.78)%**     (0.61)%       0.03%**
Portfolio turnover
 rate ..................       24%            153%        156%         205%         233%          24%          153%         156%

----------------
  *  On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
 **  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

NORTHWEST FUND(a)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                           CLASS A SHARES
                                       ----------------------------------------------------------------------------------------
                                         YEAR                 YEAR                YEAR                YEAR               YEAR
                                        ENDED                 ENDED               ENDED               ENDED              ENDED
                                       10/31/98             10/31/97            10/31/96            10/31/95           10/31/94
                                       --------             --------            --------            --------           --------
Net asset value, beginning of
 year ..........................        $25.92               $19.69              $17.40              $14.30             $14.50
                                        ------               ------              ------              ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...         (0.02)++             (0.02)               0.03                0.07               0.08
Net realized and unrealized
 gain/(loss) on investments ....         (0.76)                8.13                2.47                3.10               0.35
                                        ------               ------              ------              ------             ------
Total from investment operations         (0.78)                8.11                2.50                3.17               0.43
                                        ------               ------              ------              ------             ------
LESS DISTRIBUTIONS:
Dividends from net investment
 income ........................          --                   --                 (0.03)              (0.07)             (0.08)
Distributions from net realized
 gains .........................         (4.74)               (1.88)              (0.18)               --                (0.55)
Distributions from capital .....         (0.03)                --                  --                  --                 --
                                        ------               ------              ------              ------             ------
Total distributions ............         (4.77)               (1.88)              (0.21)              (0.07)             (0.63)
                                        ------               ------              ------              ------             ------
Net asset value, end of year ...        $20.37               $25.92              $19.69              $17.40             $14.30
                                        ======               ======              ======              ======             ======
TOTAL RETURN+ ..................         (4.81)%              44.47%              14.54%              22.24%              2.97%
                                        ======               ======              ======              ======             ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's) ........................      $243,126             $256,908            $176,706            $157,953           $152,622
Ratio of operating expenses to
 average net assets(b) .........          1.10%                1.05%               1.08%               1.10%              1.09%
Ratio of net investment income/
 (loss) to average net assets ..         (0.09)%              (0.08)%              0.16%               0.44%              0.51%
Portfolio turnover rate ........            39%                  37%                 42%                  9%                11%
Ratio of operating expenses to
 average net assets without fee
 waivers or fees reduced by
 credits allowed by the
 custodian .....................          1.10%                1.11%               1.08%               1.10%              1.09%

----------------
  +  Total return does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
(a)  Formerly, Composite Northwest Fund, Inc.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

NORTHWEST FUND(a)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                           CLASS B SHARES
                                       -----------------------------------------------------------------------------------------
                                         YEAR                 YEAR                YEAR                YEAR             PERIOD
                                        ENDED                 ENDED               ENDED               ENDED            ENDED
                                       10/31/98             10/31/97            10/31/96            10/31/95         10/31/94(C)
                                       --------             --------            --------            --------         -----------
Net asset value, beginning of
 year ..........................        $25.34               $19.45              $17.31              $14.28             $14.42
                                        ------               ------              ------              ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............         (0.20)++             (0.08)              (0.08)              (0.05)             (0.02)
Net realized and unrealized
 gain/(loss) on investments ....         (0.73)                7.85                2.40                3.08              (0.12)
                                        ------               ------              ------              ------             ------
Total from investment
 operations ....................         (0.93)                7.77                2.32                3.03              (0.14)
                                        ------               ------              ------              ------             ------
LESS DISTRIBUTIONS:
Distributions from net realized
 gains .........................         (4.74)               (1.88)              (0.18)               --                 --
Distributions from capital .....         (0.03)                --                  --                  --                 --
                                        ------               ------              ------              ------             ------
Total distributions ............         (4.77)               (1.88)              (0.18)               --                 --
                                        ------               ------              ------              ------             ------
Net asset value, end of year ...        $19.64               $25.34              $19.45              $17.31             $14.28
                                        ------               ------              ------              ------             ------
TOTAL RETURN+ ..................         (5.63)%              43.17%              13.54%              21.25%             (0.97)%
                                        ------               ------              ------              ------             ------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's) .......................        $47,106              $39,627             $14,653              $7,083             $3,102
Ratio of operating expenses to
 average net assets(b) .........          1.95%                1.91%               1.98%               1.95%              1.96%*
Ratio of net investment loss to
 average net assets ............         (0.94)%              (0.96)%             (0.76)%             (0.45)%            (0.39)%*
Portfolio turnover rate ........            39%                  37%                 42%                  9%                11%
Ratio of operating expenses to
 average net assets without fee
 waivers or fees reduced by
 credits allowed by the
 custodian .....................          1.95%                1.97%               1.98%               1.95%              1.96%*

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
(a)  Formerly, Composite Northwest Fund, Inc.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c)  On March 30, 1994 the Fund commenced selling Class B Shares. Those shares in existence prior to March 30, 1994 were designated as Class A shares.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

EMERGING GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                    CLASS A SHARES
                   -------------------------------------------------------------------------------------------------------------
                               PERIOD              YEAR             YEAR             YEAR              YEAR               YEAR
                               ENDED              ENDED            ENDED             ENDED             ENDED              ENDED
                           10/31/98(A)          06/30/98         06/30/97          06/30/96          06/30/95            06/30/94
                           -----------          --------         --------          --------          --------            --------
Net asset value,
 beginning of period ..       $19.49             $18.28           $20.17            $15.47            $13.02              $13.76
                              ------             ------           ------            ------            ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...        (0.08)++           (0.22)++         (0.21)++          (0.19)++         (0.00)++#            (0.09)
Net realized and
 unrealized gain/(loss)
 on investments .......        (3.16)              2.50            (0.18)             5.65              2.77                0.68
                              ------             ------           ------            ------            ------              ------
Total from investment
 operations ...........        (3.24)              2.28            (0.39)             5.46              2.77                0.59
                              ------             ------           ------            ------            ------              ------
LESS DISTRIBUTIONS:
Distributions from net
 realized gains .......         --                (1.07)           (1.50)            (0.76)            (0.32)              (1.33)
                              ------             ------           ------            ------            ------              ------
Total distributions ...         --                (1.07)           (1.50)            (0.76)            (0.32)              (1.33)
                              ------             ------           ------            ------            ------              ------
Net asset value, end
 of period ............       $16.25             $19.49           $18.28            $20.17            $15.47              $13.02
                              ======             ======           ======            ======            ======              ======
TOTAL RETURN+ .........       (16.62)%            12.95%           (1.50)%           35.93%            21.54%               3.40%
                              ======             ======           ======            ======            ======              ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ....      $88,502           $118,473         $165,719          $283,747          $185,722            $124,941
Ratio of operating
 expenses to average
 net assets(b) ........         1.88%*             1.66%            1.64%             1.64%             1.68%               1.66%
Ratio of net investment
 loss to average net
 assets ...............        (1.43)%*           (1.10)%          (1.17)%           (1.02)%           (0.31)%             (0.68)%
Portfolio turnover rate           20%               112%              81%              131%              181%                224%
Ratio of operating
 expenses to average
 net assets without
 fee waivers and/or
 fees reduced by
 credits allowed by
 the custodian ........         1.89%*             1.66%            1.64%             1.65%              N/A                 N/A

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
  #  Amount represents less than $0.01 per share.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

EMERGING GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                         CLASS B SHARES
                                     ---------------------------------------------------------------------------------------------
                                       PERIOD                YEAR                 YEAR                 YEAR                YEAR
                                        ENDED                 ENDED               ENDED                ENDED               ENDED
                                     10/31/98(A)            06/30/98             06/30/97             06/30/96           06/30/95*
                                     -----------            --------             --------             --------           ---------
Net asset value, beginning
 of period .....................        $18.86               $17.85              $19.88              $15.37             $13.02
                                        ------               ------              ------              ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............         (0.13)++             (0.36)++            (0.34)++            (0.32)++           (0.10)++
Net realized and unrealized
 gain/(loss) on investments ....         (3.06)                2.44               (0.19)               5.59               2.77
                                        ------               ------              ------              ------             ------
Total from investment operations         (3.19)                2.08               (0.53)               5.27               2.67
                                        ------               ------              ------              ------             ------
LESS DISTRIBUTIONS:
Distributions from net
 realized gains ................          --                  (1.07)              (1.50)              (0.76)             (0.32)
                                        ------               ------              ------              ------             ------
Total distributions ............          --                  (1.07)              (1.50)              (0.76)             (0.32)
                                        ------               ------              ------              ------             ------
Net asset value, end of period .        $15.67               $18.86              $17.85              $19.88             $15.37
                                        ======               ======              ======              ======             ======
TOTAL RETURN+ ..................        (16.87)%              12.05%              (2.26)%             34.93%             20.69%
                                        ======               ======              ======              ======             ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's) ....................       $22,172              $28,540             $29,123             $28,920            $10,208
Ratio of operating expenses
 to average net assets(b) ......          2.84%**              2.47%               2.39%               2.39%              2.43%
Ratio of net investment
 loss to average net assets ....         (2.39)%**            (1.92)%             (1.92)%             (1.77)%            (1.06)%
Portfolio turnover rate ........            20%                 112%                 81%                131%               181%
Ratio of operating expenses
 to average net assets
 without fee waivers and/or
 fees reduced by credits
 allowed by the custodian ......          2.85%**              2.47%               2.39%               2.40%               N/A

----------------
  *  On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
 **  Annualized.

  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

EMERGING GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                  CLASS S SHARES                                        CLASS I SHARES
                         ---------------------------------------------------------------    -------------------------------------
                            PERIOD          YEAR         YEAR        YEAR         YEAR        PERIOD         YEAR         PERIOD
                            ENDED          ENDED        ENDED        ENDED        ENDED        ENDED         ENDED        ENDED
                         10/31/98(A)      06/30/98     06/30/97    06/30/96     06/30/95*   10/31/98(A)    06/30/98     06/30/97*
                         -----------      --------     --------    --------     ---------   -----------    --------     ---------
Net asset value,
 beginning of period ...   $18.86          $17.85      $19.88       $15.37       $13.02       $19.60        $18.33       $17.52
                           ------          ------      ------       ------       ------       ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ....    (0.12)++        (0.35)++    (0.34)++     (0.32)++     (0.10)++     (0.05)++      (0.16)++     (0.16)++
Net realized and
 unrealized gain/(loss)
 on investments ........    (3.07)           2.43       (0.19)        5.59         2.77        (3.20)         2.50       2.47##
                           ------          ------      ------       ------       ------       ------        ------       ------
Total from investment
 operations ............    (3.19)           2.08       (0.53)        5.27         2.67        (3.25)         2.34         2.31
                           ------          ------      ------       ------       ------       ------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income .....     --             (1.07)      (1.50)       (0.76)       (0.32)        --           (1.07)       (1.50)
                           ------          ------      ------       ------       ------       ------        ------       ------
Total distributions ....     --             (1.07)      (1.50)       (0.76)       (0.32)        --           (1.07)       (1.50)
                           ------          ------      ------       ------       ------       ------        ------       ------
Net asset value, end
 of period .............   $15.67          $18.86      $17.85       $19.88       $15.37       $16.35        $19.60       $18.33
                           ======          ======      ======       ======       ======       ======        ======       ======
TOTAL RETURN+ ..........   (16.91)%         12.11%      (2.26)%      34.91%       20.76%      (16.58)%       13.25%       13.69%
                           ======          ======      ======       ======       ======       ======        ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) .....   $3,753          $5,989      $8,341      $43,645      $11,840      $12,651       $33,886      $52,199
Ratio of operating
 expenses to average
 net assets(b) .........     2.66%**         2.41%       2.39%        2.39%        2.43%        1.35%**       1.36%        1.39%**
Ratio of net investment
 loss to average net
 assets ................    (2.21)%**       (1.86)%     (1.92)%      (1.77)%      (1.06)%      (0.90)%**     (0.80)%      (0.92)%**
Portfolio turnover
 rate ..................       20%            112%         81%         131%         181%          20%          112%          81%
Ratio of operating
 expenses to average
 net assets without fee
 waivers and/or fees
 reduced by credits
 allowed by the
 custodian .............     2.67%**         2.42%       2.39%        2.40%         N/A         1.36%**       1.36%        1.39%**

----------------

  *  On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
 **  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
 ##  The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

INTERNATIONAL GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    CLASS A SHARES
                            -----------------------------------------------------------------------------------------------------
                              PERIOD              YEAR             YEAR              YEAR              YEAR               YEAR
                               ENDED              ENDED            ENDED             ENDED             ENDED              ENDED
                            10/31/98(A)         06/30/98         06/30/97          06/30/96          06/30/95            06/30/94
                            -----------         --------         --------          --------          --------            --------
Net asset value,
 beginning of period ..       $10.20             $11.85           $10.49            $ 9.78            $10.74              $ 9.80
                              ------             ------           ------            ------            ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income/(loss) ........        (0.02)++            0.05++           0.04++            0.05++           (0.11)++             0.06
Net realized and
 unrealized gain/(loss)
 on investments .......        (1.32)             (0.67)            1.55              1.21             (0.31)               1.15
                              ------             ------           ------            ------            ------              ------
Total from investment
 operations ...........        (1.34)             (0.62)            1.59              1.26             (0.42)               1.21
                              ------             ------           ------            ------            ------              ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income ....         --                (0.50)           (0.13)            (0.05)            (0.04)              (0.02)
Distributions in excess
 of net investment
 income ...............         --                (0.03)            --               (0.04)             --                  --
Distributions
 from net realized
 gains ................         --                (0.50)           (0.10)            (0.46)            (0.44)              (0.25)
Distributions in
 excess of net
 realized gains .......         --                 --               --                --               (0.06)               --
                              ------             ------           ------            ------            ------              ------
Total distributions ...         --                (1.03)           (0.23)            (0.55)            (0.54)              (0.27)
                              ------             ------           ------            ------            ------              ------
Net asset value,
 end of period ........       $ 8.86             $10.20           $11.85            $10.49            $ 9.78              $10.74
                              ======             ======           ======            ======            ======              ======
TOTAL RETURN+ .........       (13.14)%            (4.19)%          15.50%            13.16%            (4.01)%             12.39%
                              ======             ======           ======            ======            ======              ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) ....       $30,117            $38,281          $57,776           $116,254          $91,763             $127,764
Ratio of operating
 expenses to average
 net assets(b) ........         1.86%*             1.67%            1.65%             1.77%             1.69%               1.69%
Ratio of net investment
 income/(loss) to
 average net assets ...        (0.50)%*            0.50%            0.35%             0.46%             0.62%               0.54%
Portfolio turnover
 rate .................           41%               118%              67%              125%               81%                 44%
Ratio of operating
 expenses to average
 net assets without
 expenses absorbed
 and/or fees reduced
 by credits allowed
 by the custodian .....         1.86%*             1.67%            1.65%             1.77%              N/A                 N/A

----------------
  *  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

INTERNATIONAL GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         CLASS B SHARES
                                      ------------------------------------------------------------------------------------------
                                         PERIOD               YEAR               YEAR                YEAR                YEAR
                                          ENDED               ENDED              ENDED              ENDED               ENDED
                                      10/31/98(A)           06/30/98            06/30/97           06/30/96            06/30/95*
                                      -----------           --------            --------           --------            ---------
Net asset value, beginning
 of period .....................        $10.07               $11.70              $10.39              $ 9.73             $10.74
                                        ------               ------              ------              ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............         (0.05)++             (0.04)++            (0.04)++            (0.03)++           (0.17)++
Net realized and unrealized
 gain/(loss) on investments
   .............................         (1.30)               (0.64)               1.53                1.21              (0.31)
                                        ------               ------              ------              ------             ------
Total from investment
 operations ....................         (1.35)               (0.68)               1.49                1.18              (0.48)
                                        ------               ------              ------              ------             ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income .............          --                  (0.42)              (0.08)              (0.02)             (0.03)
Distributions in excess of
 net investment income .........          --                  (0.03)               --                 (0.04)              --
Distributions from net
 realized gains ................          --                  (0.50)              (0.10)              (0.46)             (0.44)
Distributions in excess of
 net realized gains ............          --                   --                  --                  --                (0.06)
                                        ------               ------              ------              ------             ------
Total distributions ............          --                  (0.95)              (0.18)              (0.52)             (0.53)
                                        ------               ------              ------              ------             ------
Net asset value, end of
 period ........................        $ 8.72               $10.07              $11.70              $10.39             $ 9.73
                                        ======               ======              ======              ======             ======
TOTAL RETURN+ ..................        (13.41)%              (4.95)%             14.66%              12.34%             (4.61)%
                                        ======               ======              ======              ======             ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in 000's) ....................        $3,552               $4,294              $4,876              $4,447              $2,268
Ratio of operating expenses
 to average net assets(b) ......          2.97%**              2.94%               2.40%               2.52%              2.44%
Ratio of net investment
 loss to average net assets
   .............................         (1.61)%**            (0.35)%             (0.40)%             (0.29)%            (0.13)%
Portfolio turnover rate ........            41%                 118%                 67%                125%                81%

----------------
  *  On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior  to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
 **  Annualized.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

FINANCIAL highlights

INTERNATIONAL GROWTH FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                  CLASS S SHARES                                        CLASS I SHARES
                         ----------------------------------------------------------------   -------------------------------------
                            PERIOD          YEAR         YEAR        YEAR         YEAR        PERIOD         YEAR         PERIOD
                            ENDED          ENDED        ENDED        ENDED        ENDED        ENDED         ENDED        ENDED
                         10/31/98(A)      06/30/98     06/30/97    06/30/96     06/30/95*   10/31/98(A)    06/30/98     06/30/97*
                         -----------      --------     --------    --------     ---------   -----------    --------     ---------
Net asset value,
 beginning of period ...   $10.16          $11.77      $10.38       $ 9.73       $10.74       $10.16        $11.82       $ 9.88
                           ------          ------      ------       ------       ------       ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/
 (loss) ................    (0.04)++        (0.02)++    (0.04)++     (0.03)++     (0.17)++    0.00#++         0.09++       0.06++
Net realized and
 unrealized gain/(loss)
 on investments ........    (1.32)          (0.67)       1.53         1.20        (0.31)       (1.33)        (0.69)        2.15
                           ------          ------      ------       ------       ------       ------        ------       ------
Total from investment
 operations ............    (1.36)          (0.69)       1.49         1.17        (0.48)       (1.33)        (0.60)        2.21
                           ------          ------      ------       ------       ------       ------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income .....     --             (0.40)       --          (0.02)       (0.03)        --           (0.53)       (0.17)
Distributions in excess
 of net investment
 income ................     --             (0.02)       --          (0.04)        --           --           (0.03)        --
Distributions from net
 realized
 gains .................     --             (0.50)      (0.10)       (0.46)       (0.44)        --           (0.50)       (0.10)
Distributions in excess
 of net realized gains .     --              --          --           --          (0.06)        --            --           --
                           ------          ------      ------       ------       ------       ------        ------       ------
Total distributions ....     --             (0.92)      (0.10)       (0.52)       (0.53)        --           (1.06)       (0.27)
                           ------          ------      ------       ------       ------       ------        ------       ------
Net asset value, end
 of period .............   $ 8.80          $10.16      $11.77       $10.38       $ 9.73       $ 8.83        $10.16       $11.82
                           ======          ======      ======       ======       ======       ======        ======       ======
TOTAL RETURN+ ..........   (13.47)%         (4.94)%     14.61%       12.29%       (4.61)%     (13.09)%       (3.98)%      22.76%
                           ======          ======      ======       ======       ======       ======        ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of
 period (in 000's) .....   $7,455          $9,599     $11,991      $38,900      $11,120      $98,554      $108,521      $95,512
Ratio of operating
 expenses to average
 net assets(b) .........     2.50%**         2.41%       2.40%        2.52%        2.44%        1.32%**       1.36%        1.40%**
Ratio of net
 investment income/
 (loss) to average net
 assets ................    (1.14)%**       (0.23)%     (0.40)%      (0.29)%      (0.13)%       0.04%**       0.81%        0.60%**
Portfolio turnover
 rate ..................       41%            118%         67%         125%          81%          41%          118%          67%

----------------
  *  On July 1, 1994 the Fund commenced selling Class B and Class S shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996 the Fund commenced selling Class I shares.
 **  Annualized.
  #  Amount represents less than $0.01 per share.
  +  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain expenses had not been absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++  Per share numbers have been calculated using the average shares method.
(a)  Fiscal year end changed to October 31. Prior to this, the fiscal year end was June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.

                                                 See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
TARGET MATURITY 2002 FUND
OCTOBER 31, 1998

         PRINCIPAL
           AMOUNT                                                     VALUE
         ---------                                                    -----

U.S. TRESAURY OBLIGATION - 99.1%
    U.S. TREASURY STRIP (PRINCIPAL ONLY)

$  2,785,000 Zero coupon due 11/15/2002 ........................  $  2,363,816
                                                                  ------------
TOTAL INVESTMENTS (Cost $2,180,175*) ....................  99.1%     2,363,816

OTHER ASSETS AND LIABILITIES (Net) ......................   0.9         21,428
                                                          -----   ------------
NET ASSETS .............................................. 100.0%  $  2,385,244
                                                          =====   ============
--------------

* Aggregate cost for federal tax purposes.


------------------------------------------------------------------------------
       GLOSSARY OF TERMS
STRIP  -- Separate trading of registered interest and principal securities
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
HIGH YIELD FUND
OCTOBER 31, 1998

        PRINCIPAL
          AMOUNT                                                   VALUE
        ---------                                                  -----

CORPORATE BONDS AND NOTES - 79.3%
    FOREIGN (U.S. DOLLAR DENOMINATED) - 27.2%

$    350,000 DSC Communications Corporation,
                 Conv. Sub. Note,
                 7.000% due 08/01/2004 ........................  $    357,000
     350,000 HIH Capital Ltd., Conv. Note,
                 7.500% due 09/25/2006 ........................       224,000
     850,000  MBI Metrobank Finance Ltd., Conv. Note,
                 Zero coupon, due 12/18/2001 ..................       527,000
     250,000  Metro Pacific Capital, Gtd. Deb.,
                 2.500% due 04/11/2003 ........................       186,250
     400,000  Mexican United States, Bond,
                 9.875% due 01/15/2007 ........................       379,000
     300,000  Orange Plc, Sr. Note,
                 8.000% due 08/01/2008 ........................       293,250
     350,000  Poland Communication Inc., Sr. Note,
                 9.875% due 11/01/2003 ........................       267,750
     550,000  Republic of Korea, Unsub. Note,
                 8.875% due 04/15/2008 ........................       501,158
     500,000  SB Treasury Company, Bond,
                 9.400% due 12/29/2049+ .......................       450,816
     465,000  Ssangyong Oil Refining, Conv. Unsub. Note,
                 3.750% due 07/20/2001 ........................       406,875
     300,000  Supercanal Holdings SA, Sr. Note,
                 11.500% due 05/15/2005+ ......................       144,000
     450,000  Tokai Pfd Capital Company,
                 11.091% due 12/29/2049+ ......................       356,347
                                                                 ------------
                                                                    4,093,446
                                                                 ------------
    HEALTH CARE - 20.2%
     212,000  CII Financial Inc., Sub. Deb.,
                 7.500% due 09/15/2001 ........................       205,905
     650,000  Dura Pharmaceuticals Inc., Conv. Sub. Note,
                 3.500% due 07/15/2002 ........................       461,500
     500,000  DVI, Inc. Sr. Note,
                 9.875% due 02/01/2004 ........................       477,500
     550,000  Ivax Corporation, Conv. Deb.,
                 6.500% due 11/15/2001+ .......................       508,062
     300,000  Mariner Post-Acute Network, Sub. Note,
                 9.500% due 11/01/2007 ........................       246,000
     500,000  Medical Care International (Columbia),
                Conv. Sub. Note,
                 6.750% due 10/01/2006 ........................       426,250
     225,000  Physician Resource Group Inc.,
                Conv. Sub. Deb.,
                6.000% due 12/01/2001+ ........................       106,594
     300,000  Sun Healthcare Group Inc., Sub. Note,
                9.500% due 07/01/2007 .........................       223,500
     500,000  Wright Medical Technology, Series D, Sr. Note,
                12.250% due 07/01/2000 ........................       375,000
                                                                 ------------
                                                                    3,030,311
                                                                 ------------
    INFORMATION TECHNOLOGY - 7.3%
     650,000  Adaptec Inc., Conv. Sub. Note,
              4.750% due 02/01/2004 ..........................        502,938
     500,000  Credence Systems Corporation,
              Conv. Sub. Note,
              5.250% due 09/15/2002 ..........................        372,500
     350,000  Integrated Device Technology Inc.,
              Conv. Sub. Note,
              5.500% due 06/01/2002 ..........................        222,688
                                                                 ------------
                                                                    1,098,126
                                                                 ------------
    SERVICE - 4.6%
     550,000  Corporate Express Inc., Conv. Note,
                4.500% due 07/01/2000 .......................         488,125
     250,000  Veterinary Centers of America, Conv. Sub. Deb.,
                5.250% due 05/01/2006 .......................         196,875
                                                                 ------------
                                                                      685,000
                                                                 ------------
    FOREIGN (U.S. NON-DOLLAR DENOMINATED) - 3.8%
     450,000  IPC Magazines, Plc, Bond,
              9.625% due 03/15/2008 .........................         568,775
                                                               ---------------
    MANUFACTURING - 3.2%
     500,000  Jackson Products Inc., Gtd. Deb.,
                9.500% due 04/15/2005 .......................         477,500
                                                               ---------------
    GAMING - 2.8%
     500,000  Riviera Holdings Corporation, Gtd. Deb.,
                10.000% 08/15/2004 ..........................         420,000
                                                                 ------------
    METALS/MINING - 2.7%
     400,000  Peabody Coal (P&L Coal Holdings Corporation)
              Sr. Note,
                8.875% due 05/15/2008+ ......................        405,000
                                                                 ------------
    TRANSPORTATION - 2.1%
     400,000  Equimar Shipholdings Ltd., Gtd. Deb.,
                9.875% due 07/01/2007 .......................        310,000
                                                                 ------------
    CONSUMER STAPLES - 1.7%
     250,000  Fleming Companies, Inc., Sr. Note,
                10.675% due 12/15/2001 ......................         254,375
                                                                 ------------
    REAL ESTATE INVESTMENT TRUST - 1.6%
     325,000  Rockefeller Center Property Trust, Conv. Deb.,
                Zero coupon due 12/31/2000 ...................        245,375
                                                                 ------------
    MEDIA - 1.6%
     250,000  Sinclair Broadcast Group, Sr. Sub. Note,
                8.750% due 12/15/2007 ........................        240,000
                                                                 ------------
    CONSUMER NON-DURABLES - 0.5%
     650,000  Sunbeam Corporation, Sr. Sub. Deb.,
                Zero coupon due 03/25/2018+ ..................         76,375
                                                                 ------------
                   Total Corporate Bonds and Notes
                     (Cost $13,273,805) ......................     11,904,283
                                                                 ------------
U.S. TREASURY NOTE - 5.2%
  (Cost $746,959)
     750,000  5.550% due 03/31/2003 ..........................        785,157
                                                                 ------------
PREFERRED STOCKS - 3.9%
       7,000  California Federal Bank, Series A ..............        179,375
       8,200  Cendant Corporation, Conv. Pfd.,
                7.500% due 02/16/2001 ........................        203,463
       1,300  First Industrial Realty Trust, Inc.,
                Series A, Conv. Pfd.,
                9.500% due 11/17/2000 ........................         33,313
       1,000  Microsoft Corporation, Series A, Conv. Pfd.,
                $2.196 due 12/15/1999 ........................         97,750
       5,000  PennCorp Financial Group, Conv. Pfd.,
                $3.375 due 12/31/2049 ........................         74,688
                                                                 ------------
              Total Preferred Stocks (Cost $903,725) .........        588,589
                                                                 ------------
      PRINCIPAL
        AMOUNT
      ---------
COLLATERALIZED MORTGAGE OBLIGATION - 2.6%
  (Cost $399,456)
  $  427,226  Donaldson, Lufkin & Jenrette, Acceptance
                Corporation, 1995-Q10-B1,
                8.190% due 01/25/2026 .......................         384,770
                                                                 ------------
REPURCHASE AGREEMENT - 4.6%
  (Cost $695,000)
     695,000  Agreement with Credit Suisse First Boston
                Corporation, 5.300%, dated 10/30/1998,
                to be repurchased at $695,307 on
                11/02/1998, collateralized by $708,900
                U.S. Treasury Note, 5.875% due 01/31/1999
                (Market Value $709,543) .....................         695,000
                                                                 ------------
TOTAL INVESTMENTS (Cost $16,018,945*) ...........       95.6%      14,357,799
OTHER ASSETS AND LIABILITIES (Net) ..............         4.4         665,892
                                                        -----    ------------
NET ASSETS ......................................       100.0%   $ 15,023,691
                                                        =====    ============
--------------
*  Aggregate cost for federal tax purposes is $16,018,952.
+  Security exempt from registration under Rule 144A of the
   Securities Act of 1933. This security may be resold in
   transactions exempt from registration, normally to qualified institutional buyers.

                    SCHEDULE OF FOREIGN CURRENCY CONTRACTS
               U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                             CONTRACTS TO DELIVER
                ----------------------------------------------       NET
                                                      IN          UNREALIZED
  EXPIRATION          LOCAL          VALUE IN      EXCHANGE      DEPRECIATION
     DATE            CURRENCY         U.S. $      FOR U.S. $     OF CONTRACTS
----------------  -------------     -----------  -------------  --------------
  07/28/2000       GBP 300,000        490,256       483,300        $(6,956)
                                                                   =======

------------------------------------------------------------------------------
       GLOSSARY OF TERMS
GBP    --Great Britain Pound Sterling
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
SHORT TERM HIGH QUALITY BOND FUND
OCTOBER 31, 1998
    PRINCIPAL
     AMOUNT                                                            VALUE
    ---------                                                          -----
CORPORATE BONDS AND NOTES - 39.9%
$  1,500,000  Citigroup, Inc., Note,
                6.125% due 06/15/2000 .......................    $  1,515,015
     400,000  Colonial Realty LP, Note
                7.500% due 07/15/2001 .......................         423,500
   1,000,000  Crane Company, Note,
                7.250% due 06/15/1999 .......................       1,013,540
   1,220,000  CSX Corporation, Deb.,
                9.500% due 08/01/2000 .......................       1,298,995
   1,500,000  Chase Manhattan Corporation, Note,
                5.500% due 02/15/2001 .......................       1,496,280
     565,000  Dobie Center Properties, Ltd., Note, Taxable,
                6.060% due 05/01/2001++ .....................         575,750
     400,000  ERP Operating LP, Note,
                8.500% due 05/15/1999++ .....................         406,992
     500,000  Federated Department Stores, Inc., Bond,
                6.790% due 07/15/2027 .......................         501,395
   1,500,000  General Electric Capital Corporation,
                Series A, MTN,
                5.800% due 04/24/2000 .......................       1,518,750
   1,500,000  McDonald Douglas Finance Corporation,
                Series X, Sub. Note,
                6.710% due 07/19/2000 .......................       1,543,425
   1,500,000  Merrill Lynch and Company,
                Series B, Note,
                6.100% due 10/04/1999 .......................       1,517,355
     200,000  Nabisco Inc., Bond,
                6.300% due 08/26/1999++ .....................         199,840
   1,500,000  Sun Communities, Inc., Sr. Note,
                7.625% due 05/01/2003 .......................       1,616,055
     100,000  Time Warner, Inc., Note,
                7.950% due 02/01/2000 .......................         102,772
     500,000  US West Capital Funding, Inc., Company Guaranty,
                6.125% due 07/15/2002 .......................         515,175
   1,250,000  Wal-Mart Stores, Inc., Note,
                5.850% due 06/01/2000 .......................       1,264,963
                                                                 ------------
              Total Corporate Bonds and Notes
                (Cost $15,281,548) ..........................      15,509,802
                                                                 ------------
ASSET-BACKED SECURITIES - 22.6%
     300,000  Conti-Mortgage Home Equity Loan Trust, 1996-4-A6,
                6.710% due 06/15/2014 .......................         302,718
     300,000  Green Tree Financial Corporation, 1995-6-B1,
                7.700% due 09/15/2026 .......................         301,857
   1,850,000  General Electric Management Services,
                1996-HE3-A3, 7.150% due 09/25/2026 ..........       1,942,578
     300,000  Green Tree Home Equity Loan Trust,
                1997-B-A5, 7.150% due 04/15/2027 ............         304,772
   1,807,485  Green Tree Security Mortgage Trust, 1994-A,
                6.900% due 02/15/2004 .......................       1,824,995
     300,000  H & T Master Trust 1996-1,
                8.430% due 08/15/2002++ .....................         301,969
     600,000  MBNA Master Credit Card Trust, 1995-E-A,
                5.498% due 01/15/2005+ ......................         598,122
     157,584  Merrill Lynch Mortgage Investors, Inc.,
                1992-B-A4, 7.850% due 04/15/2012 ............         161,903
      63,208  Old Stone Credit Corporation, 1992-4-A,
                6.550% due 11/25/2007 .......................          64,822
   1,000,000  Standard Credit Card Master Trust, 1994-4A,
                8.250% due 11/07/2003 .......................       1,076,560
   1,200,000  The Money Store Home Equity Trust,
                1997-C-AF,
                6.307% due 08/15/2012 .......................       1,200,000
     694,869  World Omni Automobile Lease Securitization,
                1996-B, 6.850% due 11/15/2002++ .............         698,127
                                                                 ------------
              Total Asset-Backed Securities (Cost $8,668,767)       8,778,423
                                                                 ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 13.7%
    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARM) - 4.8%
     364,851  Federal Home Loan Mortgage Corporation (FHLMC),
                #845988, 7.483% due 11/01/2021+ .............         372,319
              Federal National Mortgage Association (FNMA):
     245,036    #141461,
                7.757% due 11/01/2021+ ......................         247,038
     131,108    #124571,
                7.410% due 11/01/2022+ ......................         133,321
     203,159    #152205,
                7.187% due 01/01/2019+ ......................         206,905
     543,054    #313257,
                6.173% due 11/01/2035+ ......................         548,317
     369,245    #82247,
                  6.125% due 04/01/2019+ ....................         372,823
                                                                 ------------
                Total ARMs (Cost $1,874,077) ................       1,880,723
                                                                 ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 4.7%
     151,618  #291375, Seasoned,
                11.000% due 08/15/2020 ......................         168,153
      64,333  #189482, Seasoned,
                11.000% due 04/15/2020 ......................          71,300
     164,160  #140835, Seasoned,
                11.000% due 11/15/2015 ......................         180,967
      53,921  #139704, Seasoned,
                11.000% due 11/15/2015 ......................          59,597
     169,831  #131917, Seasoned,
                11.000% due 10/15/2015 ......................         187,707
      52,298  #130183, Seasoned,
                11.000% due 05/15/2015 ......................          57,803
     167,224  #038720, Seasoned,
                11.000% due 02/15/2010 ......................         184,344
     116,320  #153965, Seasoned,
                10.000% due 02/15/2019 ......................         125,320
     639,434  #262996, Seasoned,
                10.000% due 01/15/2019 ......................         688,907
      83,540  #377550, Seasoned,
                8.000% due 03/15/2012 .......................          86,397
                                                                 ------------
                Total GNMAs (Cost $1,829,653) ...............       1,810,495
                                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 2.8%
     229,219  #250235, 7 Year Balloon,
                8.500% due 02/01/2002 .......................         234,198
     280,688  #313030, Seasoned,
                10.000% due 05/01/2022 ......................         304,047
     509,013  #313641, Seasoned,
                8.500% due 11/01/2017 .......................         532,972
                                                                 ------------
                Total FNMAs (Cost $1,071,255) ...............       1,071,217
                                                                 ------------
     FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.8%
        (Cost $316,327)
     292,941  #A01226, Seasoned,
                9.500% due 08/01/2016 .......................         317,153
                                                                 ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
      (GNMA II) - 0.6% (Cost $223,101)
     208,942  9.000% due 04/20/2025 .........................         221,781
                                                                 ------------
            Total U.S. Government Agency Mortgage-Backed Securities
                (Cost $5,314,413) ...........................       5,301,369
                                                                 ------------
U.S. TREASURY NOTES - 8.1%
   2,000,000  5.625% due 02/15/2006 .........................       2,140,320
   1,000,000  5.750% due 11/15/2000 .........................       1,027,660
                                                                 ------------
                Total U.S. Treasury Notes (Cost $3,013,931) .       3,167,980
                                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.8%
       7,642  Chemical Mortgage Securities, Inc., 1993-1-A4,
          7.450% due 02/25/2023 .............................           7,613
              Countrywide Funding Corporation:
      85,851    1994-1-A3,
                6.250% due 03/25/2024 .......................          85,904
     170,000    1994-C-A5,
                6.375% due 03/25/2024 .......................         170,478
   1,500,000  Federal Home Loan Mortgage Corporation -
                Government National Mortgage Corporation,
                Class VG, Series 24, REMIC,
                6.250% due 06/25/2004 .......................       1,530,465
     163,179  Federal Home Loan Mortgage Corporation,
                P/O, REMIC, #1719-C,
                Zero coupon due 04/15/1999 ..................         160,221
     208,373  General Electric Capital Mortgage Association,
                1994-27-A1, 6.500% due 07/25/2024 ...........         207,718
     554,330  Norwest Asset Securities Corporation,
                1996-5-A13,
                7.500% due 11/25/2026 .......................         553,637
     333,130  Prudential Home Mortgage Securities,
                1993-43-A1,
                5.400% due 10/25/2023 .......................         331,984
                                                                 ------------
              Total Collateralized Mortgage Obligations
                (Cost $3,020,652) ...........................       3,048,020
                                                                 ------------
FOREIGN GOVERNMENT BONDS - 6.0%
   1,000,000  Ontario, Province of Canada,
                6.125% due 06/28/2000 .......................       1,022,190
   1,250,000  Province of Alberta, Government Guaranty,
                9.250% due 04/01/2000 .......................       1,320,239
                                                                 ------------
              Total Foreign Government Bonds
                (Cost $2,310,447) ...........................       2,342,429
                                                                 ------------
TOTAL INVESTMENTS (Cost $37,609,758*) ...........       98.1%      38,148,023
OTHER ASSETS AND LIABILITIES (Net) ..............        1.9          739,985
                                                        -----    ------------
NET ASSETS ......................................       100.0%   $ 38,888,008
                                                        =====    ============
--------
 * Aggregate cost for federal tax purposes.
 + Variable rate security. The interest rate shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of
   1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

-------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
  BALLOON  --  Five- and seven-year mortgages with larger dollar amounts of payments falling due in the later years of the obligation.
  LP       --  Limited Partnership
  MTN      --  Medium Term Note
  P/O      --  Principal Only
  REMIC    --  Real Estate Mortgage Investment Conduit
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
U.S. GOVERNMENT SECURITIES FUND
OCTOBER 31, 1998
  PRINCIPAL
    AMOUNT                                                             VALUE
  ---------                                                            -----
U.S. GOVERNMENT AGENCY MORTAGE-BACKED
  SECURITIES - 74.5%
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) - 34.7%
$  4,553,169  6.000% due 04/20/2026 .........................    $  4,516,175
  12,728,108  6.500% due 08/15/2023 - 03/15/2024 ............      12,883,263
   3,225,696  6.800% due 04/20/2025 .........................       3,253,502
  20,175,750  7.000% due 07/15/2008 - 06/15/2028 ............      20,665,977
  59,479,363  7.500% due 12/15/2022 - 12/15/2023 ............      61,356,310
   1,080,460  8.000% due 04/15/2022 .........................       1,120,643
   1,340,464  8.500% due 05/15/2022 .........................       1,417,541
   5,789,768  9.000% due 10/15/2008 - 06/15/2022 ............       6,173,341
   6,076,610  9.500% due 04/15/2016 - 03/20/2021 ............       6,554,497
      15,496  11.500% due 07/15/2015 ........................          17,428
      35,267  13.500% due 09/15/2014 - 12/15/2014 ...........          40,865
      16,694  14.000% due 06/15/2011 ........................          19,386
                                                                 ------------
               Total GNMAs (Cost $113,046,641) ..............     118,018,928
                                                                 ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 32.7%
  19,489,882  6.500% due 02/01/2011 - 02/01/2028 ............      19,769,143
   1,652,429  7.000% due 07/01/2024 - 02/01/2026 ............       1,688,061
  81,922,771  7.500% due 01/01/2007 - 03/01/2013 ............      84,128,198
     838,755  8.750% due 01/01/2013 .........................         882,848
   1,372,643  9.000% due 12/01/2008 - 08/01/2022 ............       1,444,278
     583,067  9.500% due 06/01/2016 - 05/01/2017 ............         620,602
   2,632,332  8.500% due 04/01/2019 .........................       2,743,385
                                                                 ------------
                Total FHLMCs (Cost $110,805,268) ............     111,276,515
                                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 7.1%
      31,133  5.500% due 02/01/2009 .........................         30,812
   2,230,000  6.000% due 08/25/2007 .........................      2,259,492
  10,893,456  6.500% due 08/01/2028 - 09/01/2028 ............     10,985,374
   3,871,945  7.000% due 06/01/2010 - 05/01/2012 ............      3,953,016
   1,950,000  7.500% due 08/25/2001 .........................      2,010,029
   3,877,579  8.000% due 05/01/2022 - 01/01/2025 ............      4,013,294
     577,782  8.500% due 02/01/2023 - 09/01/2025 ............        602,157
     404,282  9.000% due 06/01/2016 - 06/01/2021 ............        426,265
                                                                 ------------
                Total FNMAs (Cost $26,040,622) ..............      24,280,439
                                                                 ------------
              Total U.S. Government Agency Mortgage-Backed
                Securities (Cost $249,892,531) ..............     253,575,882
                                                                 ------------
U.S. TREASURY BONDS - 13.9%
   7,000,000  7.250% due 05/15/2016 .........................       8,533,440
   6,500,000  7.500% due 11/15/2016 .........................       8,110,784
   3,250,000  7.250% due 08/15/2022 .........................       4,053,361
  20,195,000  6.250% due 08/15/2023 .........................      22,624,719
   1,500,000  6.000% due 02/15/2026 .........................       1,638,751
   1,888,000  6.625% due 02/15/2027 .........................       2,235,511
                                                                 ------------
                Total U.S. Treasury Bonds
                  (Cost $43,061,128) ........................      47,196,566
                                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 9.5%
              Federal National Mortgage Association, REMIC,
                Pass-through certificates:
     750,406    6.783% due 01/17/2003 .......................         768,698
   4,000,000    Trust 89-18, Class-C,
                9.500% due 04/25/2004 .......................       4,209,740
   1,555,886    Trust 92-83, Class X,
                7.000% due 02/25/2022 .......................       1,647,332
   4,302,489    Trust 93-162, Class E,
                6.000% due 08/25/2023 .......................       4,295,919
   5,000,000    Trust 93-163, Class BE,
                7.000% due 10/25/2021 .......................       5,178,880
   2,106,203  Federal Home Loan Mortgage Corporation,
                Series 1288, Class HA,
                5.500% due 11/15/2020 .......................       2,100,527
   7,572,987  Federal Home Loan Mortgage Corporation,
                6.850% due 07/25/2018 .......................       7,606,573
   8,090,639  Federal National Mortgage Association, Strip,
                7.000% due 04/01/2024 .......................       1,148,588
   4,794,982  Merrill Lynch Trust,
                6.500% due 08/25/2015 .......................       5,021,727
     398,015  Mortgage Capital Trust,
                9.250% due 06/01/2017 .......................         398,066
                                                                 ------------
              Total Collateralized Mortgage Obligations (Cost
                $30,212,310) ................................      32,376,050
                                                                 ------------
U.S. GOVERNMENT AGENCY OBLIGATION - 0.6%
  (Cost $2,041,250)
   2,000,000  Federal National Mortgage Association, MTN,
                6.000% due 01/14/2005 .......................       2,049,942
                                                                 ------------
REPURCHASE AGREEMENT - 1.9%
  (Cost $6,469,000)
   6,469,000  Agreement with Credit Suisse First Boston
                Corporation, 5.300% dated 10/30/1998, to be
                repurchased at $6,471,857 on 11/02/1998,
                collateralized by $6,598,380 U.S. Treasury
                Note, 5.875% due 01/31/1999
                (Market Value $6,604,367) ...................       6,469,000
                                                                 ------------
TOTAL INVESTMENTS (Cost $331,676,219*) ..............  100.4%     341,667,440
OTHER ASSETS AND LIABILITIES (Net) ..................   (0.4)      (1,290,277)
                                                       -----     ------------
NET ASSETS ..........................................  100.0%    $ 340,377,163
                                                       =====     =============
--------------
 * Aggregate cost for federal tax purposes.
-------------------------------------------------------------------------------
       GLOSSARY OF TERMS
MTN    --Medium Term Note
REMIC  --Real Estate Mortgage Investment Conduit
STRIP  --Seperate trading of registered interest and principal of securities
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
INCOME FUND
OCTOBER 31, 1998
  PRINCIPAL
    AMOUNT                                                             VALUE
  ---------                                                            -----
CORPORATE BONDS AND NOTES - 80.0%
    INDUSTRIAL - 47.1%
$  1,500,000  Aetna Services Inc.,
                7.625% due 08/15/2026 .......................    $  1,512,054
   1,500,000  American Home Products Corporation, Deb., 7.250%
                due 03/01/2023 ..............................       1,633,965
   1,000,000  AMR Corporation, Deb.,
                9.750% due 03/15/2000 .......................       1,048,676
     250,000  Battle Mountain Gold Company,
                6.000% due 01/04/2005 .......................         181,250
   1,500,000  Burlington Northern, Note,
                8.750% due 02/25/2022 .......................       1,855,783
   1,600,000  Burlington Resources, Deb.,
                9.125% due 10/01/2021 .......................       1,993,645
   1,047,000  CII Financial, Conv.,
                7.500% due 09/15/2001 .......................       1,016,899
   1,800,000  Columbia/HCA Healthcare, Sub. Deb., 6.750% due
                10/01/2006 ..................................       1,534,500
              Conagra, Inc., Sr. Note:
     750,000    9.750% due 03/01/2021 .......................         970,885
     500,000    6.700% due 08/01/2027 .......................         530,614
   3,030,000  Conrail, Inc., Deb.,
                9.750% due 06/15/2020 .......................       3,919,841
   2,000,000  Corporate Express Inc.,
                4.500% due 07/01/2000 .......................       1,775,000
              Crane Company, Note:
   1,000,000    7.250% due 06/15/1999 .......................       1,011,861
     500,000    8.500% due 03/15/2004 .......................         570,872
   2,000,000  Dart & Kraft Finance NV,
                7.750% due 11/30/1998 .......................       2,003,728
     200,000  Dura Pharmaceuticals, Sub. Note,
                3.500% due 07/15/2002 .......................         142,000
     250,000  Equimar Shipholdings,
                9.875% due 07/01/2007 .......................         193,750
   2,000,000  Ford Holdings, Inc., Deb.,
                9.375% due 03/01/2020 .......................       2,591,142
   3,750,000  Ford Motor Company, Deb.,
                8.900% due 01/15/2032 .......................       4,765,076
   8,000,000  General Motors Corporation, Deb.,
                9.400% due 07/15/2021 .......................      10,387,847
     850,000  Golden Books Publishing, Sr. Note,
                Zero coupon due 09/15/2002 ..................         191,250
   1,400,000  Integrated Device Technology Inc.,
                Conv. Sub. Note,
                5.500% due 06/01/2002 .......................         890,750
   6,000,000  James River Corporation, Deb.,
                9.250% due 11/15/2021 .......................       7,519,073
   1,000,000  Jackson Products, Inc.,
                9.500% due 04/15/2005 .......................         952,500
              Loral Corporation, Deb.:
   1,000,000    8.375% due 06/15/2024 .......................       1,183,218
   1,000,000    7.625% due 06/15/2025 .......................       1,094,280
   8,700,000  Occidental Petroleum Corporation, Sr. Deb.,
                11.125% due 08/01/2010 ......................      11,606,634
   6,500,000  Ogden Corporation, Deb.,
                9.250% due 03/01/2022 .......................       8,157,395
   5,950,000  Phillips Petroleum Company, Deb.,
                9.180% due 09/15/2021 .......................       6,731,418
   6,860,000  Praxair, Inc., Deb.,
                8.700% due 07/15/2022 .......................       7,143,894
     750,000  Raytheon Company, First Mortgage, Deb., 7.200%
                due 8/15/2027 ...............................         797,138
     750,000  Riviera Holdings Corporation,
                10.000% 8/15/2004 ...........................         630,000
   7,800,000  Textron, Inc., Deb.,
                8.750% due 07/01/2022 .......................       8,675,720
   5,260,000  Time Warner, Inc., Deb.,
                9.150% due 02/01/2023 .......................       6,650,665
              United Air Lines, Inc.:
   5,000,000    Equipment Trust Certificates,
                10.850% due 07/05/2014 ......................       6,722,855
                Pass-through Certificates:
   3,000,000    9.080% due 10/26/2015 .......................       3,575,790
   5,500,000    9.560% due 10/19/2018 .......................       6,786,560
   1,200,000  Veterinary Centers of America,
                Conv. Sub. Deb., 5.250% due 05/01/2006 ......         945,000
   1,000,000  V.F. Corporation, Note,
                9.500% due 05/01/2001 .......................       1,105,865
                                                                 ------------
                                                                  120,999,393
                                                                 ------------
    FOREIGN (U.S. DOLLAR DENOMINATED) - 12.0%
   1,000,000  Alberta Province,
                9.250% due 04/01/2000 .......................       1,060,990
   2,500,000  HIH Capital Ltd., Conv.,
                7.500% due 09/25/2006 .......................       1,600,000
   3,750,000  MBI Metrobank Finance Ltd., Conv. Bond, Zero
                coupon due 12/18/2001 .......................       2,325,000
     250,000  Metro Pacific Capital,
                2.500% due 04/11/2001 .......................         186,250
   8,500,000  Petro-Canada, Deb.,
                9.250% due 10/15/2021 .......................      10,166,424
     500,000  Peregrine Investment Finance,
                4.500% due 12/01/2000 .......................          67,500
   2,300,000  Poland Communications, Inc., Sr. Note, 9.875%
                due 11/01/2003 ..............................       1,759,500
   1,650,000  Republic of Korea, Unsub. Note,
                8.875% due 04/15/2008 .......................       1,503,478
   1,750,000  SB Treasury Company,
                9.400% due 12/29/2049 .......................       1,577,856
   2,290,000  Ssangyong Oil Refining, Conv. Deb., 3.750% due
                12/31/2008 ..................................       2,003,750
   2,500,000  Tatneft Finance,
                9.000% due 10/29/2002 .......................         381,250
   1,500,000  Tokai PFD Capital Company,
                9.980% due 12/29/2049 .......................       1,187,824
     500,000  Total Access Communications,
                2.000% due 05/31/2006 .......................         332,500
   5,750,000  Trans-Canada Pipeline Corporation, Deb., 8.500%
                due 03/20/2023 ..............................       6,636,477
                                                                 ------------
                                                                   30,788,799
                                                                 ------------
    FINANCIAL - 10.9%
   9,000,000  Barclays North American Capital Corporation, Capital
                Note,  9.750% due 05/15/2021 ................      10,298,177
   2,000,000  Continental Corporation,
                7.250% due 03/01/2003 .......................       2,107,430
     500,000  Developers Diversified Realty, MTN,
                Sr. Note,
                6.580% due 02/06/2001 .......................         497,166
              Franchise Finance Corporation:
     900,000    Sr. Note, 7.000% due 11/30/2000 .............         899,871
   1,100,000    Sr. Note, 7.875% due 11/30/2005 .............       1,085,012
   3,000,000    MTN, 7.070% due 01/15/2008 ..................       2,830,034
   1,000,000  GATX Leasing Corporation, MTN, 10.000%
                due 03/21/2001 ..............................       1,103,378
   1,250,000  Kemper Corporation, Note,
                6.875% due 09/15/2003 .......................       1,325,417
   2,000,000  Merrill Lynch & Company, Note,
                6.750% due 06/01/2028 .......................       1,942,884
   3,000,000  Pacificare Health Systems, Sr. Note,
                7.000% due 09/15/2003 .......................       3,190,256
   2,500,000  Superior Financial Acquisition Corporation, Sr. Note,
                8.650% due 04/01/2003 .......................       2,574,890
                                                                 ------------
                                                                   27,854,515
                                                                 ------------
    ELECTRIC - 6.3%
   5,000,000  Mississippi Power & Light Company,
                First and Refundable Mortgage,
                8.650% due 01/15/2023 .......................       5,325,369
              Niagara Mohawk Power, Deb.:
   1,000,000    9.750% due 11/01/2005 .......................       1,211,901
   1,414,000    8.770% due 01/01/2008 .......................       1,509,120
   2,000,000  Philadelphia Electric Company,
                First and Refundable Mortgage,
                8.250% due 09/01/2022 .......................       2,125,768
              Texas Utilities Electric Company,
                First Mortgage:
   1,200,000    9.500% due 08/01/1999 .......................       1,232,739
   1,200,000    8.875% due 02/01/2022 .......................       1,346,382
   3,000,000    8.750% due 11/01/2023 .......................       3,333,764
                                                                 ------------
                                                                   16,085,043
                                                                 ------------
    BANKS - 3.7%
     400,000  Banc One Corporation, Sub. Note,
                10.000% due 08/15/2010 ......................         533,138
   1,000,000  Bank of New York, Sub. Note,
                7.875% due 11/15/2002 .......................       1,092,713
   1,000,000  Barnett Banks, Florida, Inc., Sub. Note,
                10.875% due 03/15/2003 ......................       1,205,113
   1,100,000  First Interstate Bancorp, Sub. Note,
                9.125% due 02/01/2004 .......................       1,283,045
   1,000,000  First Nationwide Bank, Sub. Deb.,
                10.000% due 10/01/2006 ......................       1,164,516
   1,000,000  Manufacturers and Trade Trust Company, Sub. Note,
                8.125% due 12/01/2002 .......................       1,092,789
   1,000,000  Mellon Financial Company, Sub. Deb., 9.750%
                due 06/15/2001 ..............................       1,110,964
     500,000  Mercantile Bank, Sub. Note,
                7.625% due 10/15/2002 .......................         538,620
   1,000,000  Norwest Bancorp, Sub. Deb.,
                6.650% due 10/15/2023 .......................         986,349
     500,000  Summit Bancorp, Sub. Note,
                8.625% due 12/10/2002 .......................         557,304
                                                                 ------------
                                                                    9,564,551
                                                                 ------------
              Total Corporate Bonds and Notes
                (Cost $193,405,498) .........................     205,292,301
                                                                 ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 8.9%
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) - 3.8%
     149,318  9.000% due 12/01/2004 .........................         156,084
   1,280,850  7.000% due 07/15/2023 .........................       1,311,668
     673,017  6.500% due 08/15/2023 .........................         681,221
   1,857,942  6.500% due 12/15/2023 .........................       1,880,591
   2,275,163  6.000% due 02/15/2024 .........................       2,257,394
   1,852,168  6.500% due 03/15/2024 .........................       1,874,745
   1,623,926  6.500% due 07/15/2024 .........................       1,644,300
                                                                 ------------
              Total GNMAs (Cost $9,469,524) .................       9,806,003
                                                                 ------------
    COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 2.6%
   1,750,000  Donaldson, Lufkin & Jenrette, Acceptance
                Corporation, 1993-MF17-A2,
                7.350% due 12/18/2003 .......................       1,838,419
   1,388,022  Donaldson, Lufkin & Jenrette, Acceptance Corporation,
                1995-Q10-B1,
                8.190% due 01/25/2026 .......................       1,250,088
     646,207  Resolution Trust Corporation-1991-M2 - A-2,
                7.122% due 09/25/2020 .......................         572,290
   2,862,296  Weyerhauser 1982-C FHA Putable,
                  7.430% due 06/01/2022 .....................       3,061,355
                                                                 ------------
                Total CMOs (Cost $6,324,280) ................       6,722,152
                                                                 ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.5%
      (Cost $3,461,114)
   3,605,230   .250% due 03/18/2026 .........................       3,675,929
                                                                 ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) - 1.0%
     171,824  8.750% due 06/15/2005 .........................         172,672
     743,974  7.500% due 07/15/2020 .........................         749,302
              GOLD:
   1,141,917    #C00362,
                9.000% due 06/01/2024 .......................       1,201,511
     526,356    #C80253,
                9.000% due 01/01/2025 .......................         553,825
                                                                 ------------
                Total FHLMCs (Cost $2,677,452) ..............       2,677,310
                                                                 ============
              Total U.S. Government Agency Mortgage-Backed
                Securities
                (Cost $21,932,370) ..........................      22,881,394
                                                                 ------------
U.S. TREASURY OBLIGATIONS - 3.0%
    U.S. TREASURY BONDS - 2.8%
   2,500,000  6.250% due 08/15/2023 .........................       2,800,782
   4,000,000  6.125% due 11/15/2027 .........................       4,500,004
                                                                 ------------
                                                                    7,300,786
                                                                 ------------
    U.S. TREASURY NOTE - 0.2%
     500,000  6.375% due 03/31/2001 .........................         523,125
                                                                 ------------
              Total U.S. Treasury Obligations
                (Cost $6,895,115) ...........................       7,823,911
                                                                 ------------
      SHARES
      ------
PREFERRED STOCKS - 1.4%
       2,000  California Federal Bank, Series B .............         215,312
      15,100  First Industrial Realty Trust, Series A .......         386,937
      28,000  Microsoft Corporation, Series A,
                Conv. Pfd., $2.196 due 12/15/2009 ...........       2,737,000
      15,000  Penncorp Financial Group ......................         224,062
                                                                 ------------
              Total Preferred Stocks
                (Cost $4,038,232) ...........................       3,563,311
                                                                 ------------
COMMON STOCK - 0.1% (Cost $201,417)
      11,940  First State Bancorporation ....................         232,830
                                                                 ------------
  PRINCIPAL
    AMOUNT
   --------

REPURCHASE AGREEMENT - 4.6%
  (Cost $11,842,000)
$ 11,842,000  Agreement with Credit Suisse First Boston
                Corporation, 5.300% dated 10/30/1998, to
                be repurchased at $11,847,230 on 11/02/1998,
                collateralized by $12,078,840 U.S. Treasury
                Note, 5.875% due 01/31/1999
                (Market Value $12,089,800) ..................      11,842,000
                                                                 ------------
TOTAL INVESTMENTS (Cost $238,314,632*)................  98.0%     251,635,747
OTHER ASSETS AND LIABILITES (Net) ....................   2.0        5,047,743
                                                       -----     ------------
NET ASSETS ........................................... 100.0%    $256,683,490
                                                       =====     ============
--------------
* Aggregate cost for federal tax purposes.
------------------------------------------------------------------------------
       GLOSSARY OF TERMS
GOLD   --
         Payments are on an accelerated 45-day payment cycle instead of 75-day payment cycle
MTN    --Medium Term Note
------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
OCTOBER 31, 1998
  PRINCIPAL
    AMOUNT                                                             VALUE
  ----------                                                           ------
MUNICIPAL BONDS AND NOTES - 106.4%
    CALIFORNIA - 103.3%
$  1,000,000  Alameda County:
                COP, (Santa Rita Jail Project), (MBIA Insured),
                5.375% due 06/01/2009 .......................    $  1,095,000
   1,000,000  Public Financing Authority Revenue,
                Marina Village Assessment District,
                5.950% due 09/02/2007 .......................       1,055,000
   1,000,000  California Health Facilities, Financing
                Authority Revenue, (Catholic Health
                Corporation), Series A, (AMBAC Insured),
                5.875% due 07/01/2009 .......................       1,123,750
              California Housing Finance Agency Revenue:
   2,165,000    Home Mortgage, Series B1, AMT,
                (AMBAC Insured),
                6.200% due 02/01/2007 .......................       2,338,200
     445,000    Series E, (MBIA Insured),
                6.050% due 08/01/2006 .......................         475,594
              California State, GO:
   1,240,000    County Jail and School Building,
                (AMBAC Insured),
                7.250% due 08/01/2003** .....................       1,427,550
   1,000,000    (FGIC Insured),
                6.200% due 09/01/2005 .......................       1,137,500
   1,500,000  California State, Public Works Board,
                (Various California  University Projects),
                Series A, (AMBAC Insured),
                5.900% due 12/01/2003 .......................       1,663,125
   1,495,000  California State University Revenue, Series
                AJ, AL, AM, AN, AP, AQ, AR,
                (AMBAC Insured),
                6.750% due 11/01/2007 .......................       1,608,994
   1,600,000  California Statewide Communities Development
                Authority, (Children's Hospital),
                (MBIA Insured),
                6.000% due 06/01/2007 .......................       1,822,000
   1,000,000  Castaic Lake, Water Agency, COP, (Water Systems
                Improvement Project), Series A, (MBIA Insured),
                5.600% due 08/01/2005 .......................       1,105,000
   1,000,000  Central Valley, School Districts Financing
                Authority, Capital Appreciation, School
                District, GO, Series A, (MBIA Insured),
                Zero coupon due 02/01/2008 ..................         678,750
     500,000  Fontana, Special Tax, Senior Community
                Facilities District No. 2, Series A,
                (MBIA Insured),
                4.300% due 09/01/2007 .......................         513,750
   1,000,000  Foothill Eastern Transportation Corridor Agency,
                Toll Road Revenue, Capital Appreciation,
                Sr. Lien, Series A, Zero coupon
                due 01/01/2004 ..............................         790,000
              Gilroy, Unified School District, COP,
                (FSA Insured):
   1,390,000    5.600% due 09/01/2003 .......................       1,504,675
   1,400,000    5.625% due 09/01/2004 .......................       1,531,250
   1,000,000  Inland Empire Solid Waste Financing Authority
                Revenue,  (Landfill Improvement Financing
                Project), Series B, AMT, (FSA Insured),
                6.000% due 02/01/2006 .......................       1,123,750
   1,200,000  Los Angeles, COP,
                5.000% due 02/01/2008 .......................       1,240,500
              Los Angeles, Community Redevelopment Agency,
                MFHR, (AMBAC Insured):
     375,000    5.650% due 07/01/2000 .......................         384,844
     930,000    6.000% due 07/01/2004 .......................       1,003,237
              Los Angeles, Department of Water and Power,
                Electric Revenue Bond, (MBIA Insured):
   1,500,000    8.500% due 01/15/2002** .....................       1,719,375
   1,000,000    5.400% due 09/01/2006 .......................       1,083,750
   1,500,000  Los Angeles, Unified School District, COP,
                Series B, (AMBAC Insured),
                6.000% due 12/01/2001 .......................       1,606,875
   1,500,000  Los Angeles County, Capital Asset Leasing
                Corporation, Leasehold Revenue,
                (AMBAC Insured),
                6.000% due 12/01/2006 .......................       1,713,750
              Los Angeles County, Metropolitan Transportation
                Authority, Sales Tax Revenue, 1st Tier,
                Series A, (FSA Insured):
   2,000,000    5.250% due 07/01/2008# ......................       2,167,500
   1,800,000    5.250% due 07/01/2009# ......................       1,948,500
   2,000,000    5.250% due 07/01/2010# ......................       2,150,000
   1,060,000  Madera County, COP, Valley Children's Hospital,
                (MBIA Insured),
                6.250% due 03/15/2007 .......................       1,226,950
     564,000  Modesto, Mortgage Revenue Bond,
                (GNMA Insured),
                5.875% due 12/01/2004 .......................         599,250
     250,000  Oakland, Improvement Board Act of 1915, Medical
                Hill Parking, Assessment District #3, (MBIA
                Insured), 6.000% due 09/02/2004 .............         259,565
     600,000  Oakland, Revenue Bonds,
                (YMCA East Bay Project),
                6.250% due 06/01/2000 .......................         618,000
     500,000  Orange County, Recovery COP, Series A,
                (MBIA Insured),
                6.000% due 07/01/2008 .......................         573,125
   1,395,000  Oroville, Hospital Revenue, Series A,
                (MBIA Insured),
                5.000% due 12/01/2009 .......................       1,473,469
              Oxnard, Harbor District Revenue,
                (FSA Insured):
   1,075,000    7.000% due 08/01/2001** .....................       1,171,750
   1,155,000    7.000% due 08/01/2002** .....................       1,290,712
   1,240,000    7.000% due 08/01/2003** .....................       1,415,150
              Paramount, Redevelopment Agency Tax Allocation,
                (Redevelopment Project
                Area #1), (MBIA Insured):
   1,610,000    6.100% due 08/01/2006 ........................      1,809,238
   1,700,000    6.100% due 08/01/2007 ........................      1,906,125
   1,280,000  Redondo Beach, Public Financing Authority
                Revenue, (South BayCenter
                Redevelopment Project),
                6.750% due 07/01/2006 .......................       1,432,000
   1,300,000  Sacramento, Municipal Utility District, Electric
                Revenue, (AMBAC Insured),
                5.500% due 05/15/2007** .....................       1,408,875
   1,450,000  San Diego County, COP, (MBIA Insurerd),
                5.250% due 08/15/2009 .......................       1,575,062
   1,050,000  Santa Ana, COP, (Santa Ana Recycling Project),
                Series A, AMT, (AMBAC Insured),
                5.400% due 05/01/2007 .......................       1,144,500
     650,000  Santa Clara, Redevelopment Agency, Tax
                Allocation, (Bay Shore North Project),
                (AMBAC Insured),
                7.000% due 07/01/2010 .......................         799,500
   1,350,000  Solano County, (Solano Park Hospital Project),
                COP, (FSA Insured),
                6.500% due 08/01/2006 .......................       1,557,562
   1,000,000  Southern California, Home Financing Authority,
                MFHR, (The Fountains Project), Series A, AMT,
               (FNMA Collateral),
                5.400% due 01/01/2027 .......................       1,046,250
   1,000,000  Stanton, MFHR, (Continental Gardens Apartments),
                (FNMA Collateral),
                5.625% due 08/01/2029 .......................       1,066,250
   1,305,000  Stockton, Community Facilities Supplemental Tax,
                (Mello Roos-Weston Ranch), Series A,
                5.500% due 09/01/2009 .......................       1,306,631
              University of California:
   1,000,000    (Multiple Purpose Review Projects),
                (MBIA Insured),
                10.000% due 09/01/2001 ......................       1,171,250
   1,070,000    Series A, (CONNIE LEE Insured),
                5.500% due 09/01/2006 .......................       1,134,200
     435,000  Upland, Redevelopment Agency, Tax Allocation,
                (A Merged Project), (AMBAC Insured),
                4.100% due 09/01/2008 .......................         435,000
   1,000,000  Valley Health Systems, California Hospital
                Revenue, (Hospital Revenue Refunding &
                Improvement Project), Series A, (ACA Insured),
                6.125% due 05/15/2005 .......................       1,105,000
                                                                 ------------
                                                                   63,537,633
                                                                 ------------
    GUAM - 1.8%
   1,000,000  Government of Guam, Airport Authority
                Revenue, Series B,
                6.700% due 10/01/2023 .......................       1,093,750
                                                                 ------------
    PUERTO RICO - 1.3%
     760,604  Centro de Recaudaciones de Ingresos Municipales, COP,
                6.850% due 10/17/2003 .......................         803,388
                                                                 ------------
              Total Municipal Bonds and Notes
                (Cost $61,064,042) ..........................      65,434,771
                                                                 ------------
SHORT-TERM MUNICIPAL BONDS - 1.8%
     900,000  California, Pollution Control Financing
                 Authority, PCR, (Southern California
                 Edison Company)
                3.650% due 02/28/2008+ ......................         900,000
     100,000  Irvine Ranch, Water District,
                3.650% due 10/01/2005+ ......................         100,000
     100,000  Los Angeles, Regional Airport Improvement Corporation,
                Lease Revenue Bond, (American Airlines Inc.),
                3.650% due 12/01/2024+ ......................         100,000
                                                                 ------------
              Total Short-Term Municipal Bonds
                (Cost $1,100,000) ...........................       1,100,000
                                                                 ------------
TOTAL INVESTMENTS (Cost $62,164,042*)                  108.2%      66,534,771
OTHER ASSETS AND LIABILITIES (Net).............         (8.2)      (5,042,158)
                                                       -----     ------------
NET ASSETS ....................................        100.0%    $ 61,492,613
                                                       =====     ============
--------------
* Aggregate cost for federal tax purposes.
**Securities are pledged as collateral for when-issued securities.
+ Variable rate daily demand notes are payable upon not more than one business day's notice. The interest rate shown reflects the rate currently in effect.
# Security purchased on a when-issued basis (Note 2).

California Insured Intermediate Municipal Fund had the following industry concentrations greater than 10% at October 31, 1998 (as a percentage of net assets): (Unaudited)
    Transportation 17.8%                                 Health Care 13.5%
    Tax District 13.2%                               General Purpose 11.5%
                            Public Education 10.7%

California Insured Intermediate Municipal Fund had the following insurance concentrations greater than 10% at October 31, 1998 (as a percentage of net assets): (Unaudited)

      AMBAC                                                  27.1%
      MBIA                                                   30.1%
      FSA                                                    25.8%

-------------------------------------------------------------------------------
                          GLOSSARY OF TERMS
ACA                      --  American Capital Access
AMBAC                    --  American Municipal Bond Assurance
                             Corporation
AMT                      --  Alternative Minimum Tax
CONNIE LEE               --  College Construction Loan Association
COP                      --  Certificates of Participation
FGIC                     --  Federated Guaranty Insurance Corporation
FNMA                     --  Federal National Mortgage Association
FSA                      --  Financial Security Assurance
GNMA                     --  Government National Mortgage Association
GO                       --  General Obligation Bonds
MBIA                     --  Municipal Bond Investors Assurance
MFHR                     --  Multi-family Housing Revenue
PCR                      --  Pollution Control Revenue
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
CALIFORNIA MUNICIPAL FUND
OCTOBER 31, 1998
  PRINCIPAL
    AMOUNT                                                             VALUE
  ----------                                                           ------
MUNICIPAL BONDS AND NOTES - 101.5%
    CALIFORNIA - 100.4%
$  5,360,000  Alhambra, Improvement Board Act of 1915,
                Assessment District No. 1, Public Works,
                (MBIA Insured),
                6.125% due 09/02/2018 .......................    $  5,822,300
   2,000,000  Anaheim, Public Financing Authority Revenue,
                Residual Interest Bond, (MBIA Insured),
                6,450% due 12/28/2018+ ......................       2,605,000
   1,000,000  Arcadia, Hospital Revenue Authority,
                (Methodist Hospital),
                6.500% due 11/15/2012 .......................       1,088,750
   2,000,000  Barstow Redevelopment Agency, Central
                Redevelopment Project, Tax Allocation,
                Series A, (MBIA Insured),
                7.000% due 09/01/2014 .......................       2,527,500
   1,000,000  Brawley, Wastewater Treatment Facility,
                (AMBAC Insured),
                5.000% due 07/01/2016 .......................       1,030,000
   1,000,000  Brea & Olinda, Unified School District,
                (High School Refinancing Project), COP,
                Series A, (FSA Insured),
                6.000% due 08/01/2009 .......................       1,085,000
   1,480,000  Calexico, Financing Authority Revenue, Water
                System and Transportation Improvement Projects,
                (AMBAC Insured),
                4.750% due 11/01/2018# ......................       1,448,550
   4,715,000  California Educational Facilities Authority
                Revenue, (College of Osteopathic Medicine),
                (Pre-refunded to 06/01/2003),
                7.500% due 06/01/2018 .......................       5,434,038
   1,000,000  California Health Facilities Authority Revenue,
                (Kaiser Permanente), Series A, (FSA Insured),
                7.000% due 12/01/2010 .......................       1,077,500
              California Housing Finance Agency, Home
                 Mortgage, AMT:
                (Multi-family Housing III), Series A (MBIA
                 Insured):
   1,000,000    5.850% due 08/01/2017 .......................       1,062,500
   3,000,000    5.950% due 08/01/2028 .......................       3,172,500
                Series B, (MBIA Insured):
   1,000,000    6.000% due 08/01/2016 .......................       1,060,000
   2,000,000    6.100% due 02/01/2028 .......................       2,112,500
     990,000    Series N, (FHA/VA Insured),
                6.375% due 02/01/2027 .......................       1,060,537
              California Housing Finance Agency, Home
                Ownership & Improvement Revenue:
   1,500,000    Series 1988G, AMT, (FHA Insured),
                8.150% due 08/01/2019 .......................       1,528,125
   2,150,000    Series 1989D, AMT, (FHA Insured),
                7.500% due 08/01/2020 .......................       2,217,101
   5,010,000    Series C, AMT, (FHA Insured),
                6.650% due 08/01/2014 .......................       5,392,013
     665,000    Series D, AMT, (MBIA Insured),
                6.300% due 08/01/2014 .......................         706,562
   2,630,000    Series F, AMT, (MBIA Insured),
                6.800% due 08/01/2014 .......................       2,893,000
              California, Pollution Control Financing
                Authority, PCR:
   1,000,000    (Keller Canyon Landfill Company Project), AMT,
                6.875% due 11/01/2027 .......................       1,090,000
   2,890,000    (Mobil Oil Corporation Project),
                5.500% due 12/01/2029 .......................       2,969,475
   2,500,000    (San Diego Gas and Electric), Series A, AMT,
                (AMBAC Insured),
                5.850% due 06/01/2021 .......................       2,665,625
                (Southern California Edison Company):
  13,250,000    Series B, AMT, (AMBAC Insured),
                6.400% due 12/01/2024 .......................      14,624,688
   5,000,000    Series B, AMT, (FGIC Insured),
                6.400% due 12/01/2024 .......................       5,518,750
   6,565,000    (Tracy Material Recovery Project), Series A, AMT,
                6.600% due 08/01/2014** .....................       6,640,629
   5,000,000    (Waste Management), Series A, AMT,
                7.150% due 02/01/2011 .......................       5,381,250
   3,100,000    (Waste Removal Systems), Series A, AMT,
                7.100% due 11/01/2009 .......................       3,244,987
   2,250,000  California Residential Efficiency Financing
                 Authority, (First Resource Efficiency),
                 (AMBAC Insured),
                6.000% due 07/01/2017 .......................       2,475,000
   1,420,000  California Rural Home Mortgage Finance
                Authority, SFMR, Mortgage-Backed Securities
                Project, Series A-2, AMT, (GNMA Insured),
                7.950% due 12/01/2024 .......................       1,611,700
     415,000  California State, GO, (MBIA Insured),
                6.000% due 10/01/2014** .....................         452,869
              California Statewide Communities Development
                Authority, COP:
   3,000,000    (Cedars-Sinai Medical Center), (MBIA Insured),
                6.500% due 08/01/2012 .......................       3,618,750
     735,000    (Childrens Campus),
                6.500% due 09/01/2022 .......................         799,312
   2,000,000    (Student Residence, Series A), (MBIA Insured),
                5.000% due 06/01/2029 .......................       1,992,500
  14,800,000  California Statewide Communities Development
                Authority Revenue, (Sherman Oaks Project),
                Series A, (AMBAC  Insured),
                5.000% due 08/01/2022 .......................      15,003,500
   5,630,000  Carson, Improvement Board Act of 1915, GO,
                7.375% due 09/02/2022 .......................       6,066,325
              Central Valley School District, Financing
                Authority, GO:
                School District Refinancing, Series A,
                (MBIA Insured):
   4,225,000    Zero coupon due 02/01/2008 ..................       2,867,719
   5,940,000    Zero coupon due 08/01/2008 ..................       3,950,100
   5,925,000    Zero coupon due 02/01/2009 ..................       3,821,625
   4,675,000  Chula Vista, IDR, (San Diego Gas and Electric),
                Series A, AMT, (AMBAC Insured),
                6.400% due 12/01/2027 .......................       5,160,031
   2,920,000  Chula Vista, Redevelopment Agency, Tax
                Allocation Revenue,
                8.625% due 09/01/2024 .......................       3,617,150
              Contra Costa County, Finance Authority,
                Tax Allocation Revenue, Series A:
   1,595,000    7.000% due 08/01/2009 .......................       1,764,469
   1,000,000    7.100% due 08/01/2022 .......................       1,098,750
   2,500,000  Davis, Public Facilities Finance Authority,
                Mace Ranch Area, Series A,
                6.600% due 09/01/2025 .......................       2,637,500
              Delano, COP:
   1,720,000    Regional Medical Center,
                5.250% due 01/01/2018 .......................       1,670,550
   3,215,000    Series A,
                9.250% due 01/01/2022 .......................       3,926,319
   1,985,000  El Cajon, COP, (Helix View Nursing Hospital),
                Limited Obligation, Series 1990, AMT,
                (FHA Insured),
                7.750% due 02/01/2029 .......................       2,020,214
   4,720,000  Fairfield Housing Authority Revenue, Mortgage
                Revenue, (Creekside Estates Project),
                7.875% due 02/01/2015 .......................       4,908,800
   5,000,000  Foothill Eastern Transportation Corridor Agency,
                Series A, Zero coupon due 01/01/2008 ........       3,975,000
   2,800,000  Fontana Redevelopment Agency, Tax Allocation,
                Southwest Industrial Park Project,
                (MBIA Insured),
                5.000% due 09/01/2022 .......................       2,772,000
   2,800,000  Fresno Joint Powers, Financing Authority,
                Lease Revenue, (AMBAC Insured),
                4.750% due 09/01/2028 .......................       2,695,000
   2,000,000  Gilroy, Unified School District, COP, (Measure
                J Capital Projects), (FSA Insured),
                6.250% due 09/01/2012 .......................       2,275,000
              Golden West Schools Financing Authority:
                (School District Refinancing Program, Series A,
                MBIA Insured):
   1,215,000    Zero coupon due 08/01/2016 ..................         499,669
   1,580,000    Zero coupon due 02/01/2017 ..................         624,100
   2,000,000  Huntington Park, Public Financing Authority Lease
                Revenue, (Waste Water System Project),
                6.200% due 10/01/2025 .......................    $  2,050,000
   2,000,000  Irvine, Meadows Mobile Home Park Revenue, Series A, (GNMA
                Collateral),
                5.700% due 03/01/2018 .......................       2,057,500
   2,500,000  Kern, Community College District, COP,
                5.000% due 01/01/2018 .......................       2,509,375
   1,250,000  Kings County, Waste Management Authority,
                Solid Waste Revenue, AMT,
                7.200% due 10/01/2014 .......................       1,460,937
   3,625,000  La Habra, COP, Park and Viewpark, Series A,
                (FSA Insured),
                4.800% due 09/01/2022 .......................       3,529,844
   1,500,000  La Verne, Public Financing Authority, Capital
                Improvement,
                7.250% due 09/01/2026 .......................       1,668,750
              Los Angeles, Community Redevelopment Agency, AMT:
   1,425,000    5.850% due 12/01/2026 .......................       1,432,125
   3,490,000    Series C, (AMBAC Insured),
                6.750% due 07/01/2014 .......................       3,808,462
   1,000,000  Los Angeles County, Master Refunding Project,
                (Inverse Floater),
                6.708% due 06/01/2015 .......................       1,186,250
              Los Angeles County, MFHR, AMT, (GNMA Insured):
   3,000,000    (Park Parthenia Project),
                7.400% due 01/20/2022 .......................       3,065,610
   1,000,000    (Ridgecroft Apartments Project), Series E,
                (GNMA Collateral),
                6.250% due 09/20/2039 .......................       1,065,000
   3,500,000  Los Angeles County, Metropolitan Transportation
                Authority, Sales Tax Revenue, First Tier
                Properties, Series A, (FSA Insured),
                5.000% due 07/01/2019# ......................       3,447,500
              Los Angeles County, Residual Interest Bond:
   3,740,000    (Edmund D. Edelman Children's Center), COP,
                (AMBAC Insured),
                6.000% due 04/01/2012 .......................       4,053,225
   6,110,000    (Pension Obligation), COP, (MBIA Insured),
                6.900% due 06/30/2008 .......................       7,461,838
   1,180,000  Los Angeles County, Single Family Housing
                Revenue, Series B, (GNMA Insured),
                7.600% due 08/01/2016 .......................       1,283,250
     395,000  Los Angeles Home Mortgage Revenue,
                Mortgage-Backed Securities Project,
                (GNMA Insured),
                8.100% due 05/01/2017 .......................         435,981
     415,000  Los Angeles, SFMR, Program 1990, Issue A, AMT,
                GNMA collateralized,
                7.550% due 12/01/2023 .......................         431,081
   2,785,000  Needles, Public Utilities Authority Revenue,
                (Utilities System Aquisition Project),
                Series A,
                6.500% due 02/01/2022 .......................       2,976,469
   3,500,000  Novato, Special Tax Revenue, (Community
                Facilities District),
                7.200% due 08/01/2015 .......................       3,788,750
   2,000,000  Oakland, Revenue Bonds, (YMCA East Bay Project),
                7.100% due 06/01/2010 .......................       2,255,000
              Oakland, Unified School District:
   2,645,000    7.000% due 11/15/2011 .......................       2,959,094
   3,445,000    COP, Energy Retrofit,
                6.750% due 11/15/2014 .......................       3,806,725
   4,500,000  Palm Desert, Financing Authority, Tax Allocation
                Revenue, (MBIA Insured), (Inverse Floater),
                6.368% due 04/01/2022+ ......................       5,332,500
   1,150,000  Palm Springs, Financing Authority, (Convention
                Center Project), Series A, (MBIA Insured),
                6.750% due 11/01/2021 .......................       1,262,125
   3,000,000  Pasadena Electric Revenue, (MBIA Insured),
                4.750% due 08/01/2024 .......................       2,895,000
              Port Oakland, AMT, (Mitsu Osk Lines Ltd.),
                Series A:
   3,030,000    6.750% due 01/01/2012 .......................       3,257,250
   2,300,000    6.800% due 01/01/2019 .......................       2,475,375
   3,000,000  Rancho, Water District Financing Authority,
                Residual Interest Bond, (AMBAC Insured),
                (Pre-refunded to 09/11/2001),
                6.427% due 08/17/2021+ ......................       3,555,000
   2,750,000  Redding, Electrical Systems Revenue, COP,
                (Inverse Floater), (MBIA Insured),
                6.368% due 07/08/2022+ ......................       3,757,188
   1,000,000  Redondo Beach, Public Financing Authority
                Revenue, (South Bay Center Redevelopment
                Project),
                7.125% due 07/01/2026 .......................       1,133,750
   1,500,000  Riverside, School District, Special Project,
                7.250% due 09/01/2018 .......................       1,621,875
              Rocklin, Unified School District, (FGIC Insured):
   1,030,000    Zero coupon due 08/01/2014 ..................         464,787
   1,210,000    Zero coupon due 08/01/2016 ..................         487,025
   1,255,000    Zero coupon due 08/01/2017 ..................         475,331
   1,310,000    Zero coupon due 08/01/2018 ..................         468,325
   1,360,000    Zero coupon due 08/01/2019 ..................         460,700
   1,415,000    Zero coupon due 08/01/2020 ..................         454,569
   1,225,000    Zero coupon due 08/01/2023 ..................         335,344
   6,500,000  Sacramento County, Airport System Revenue,
                Series 1989, AMT, (AMBAC Insured),
                7.000% due 07/01/2020 .......................       6,764,290
   2,000,000  Sacramento County, Financing Authority,
                Lease Revenue, Environmental Protection
                Agency, Series A,
                4.750% due 05/01/2023# ......................       1,932,500
   1,000,000  Salinas, California Improvement Board, Act
                1915, Special Assesment District #90-1,
                Series C-185,
                5.400% due 09/02/2012 .......................       1,003,750
  10,000,000  San Bernardino County, COP, (MBIA Insured),
                Residual Interest Bond,
                5.500% due 07/01/2016+ ......................      10,750,000
   6,000,000  San Bernardino County, SFMR, Home
                Mortgage-Backed
                Securities Program, Series B,
                5.400% due 05/01/2025 .......................       6,082,500
   4,000,000  San Diego County, Residual Interest Bond, COP,
                Series B, (MBIA Insured), (Pre-refunded to
                04/27/2006),
                6.300% due 04/08/2021+ ......................       5,290,000
  15,000,000  San Diego County, Water Authority Revenue, COP,
                Series A,
                4.750% due 05/01/2028 .......................      14,456,250
   1,000,000  San Dimas, Housing Authority Revenue,
                (Charter Oak Mobile Home Project), Series A,
                (FNMA Collateral),
                5.700% due 07/01/2028 .......................         967,500
              San Francisco, City and County, Multi-family
                Mortgage Revenue, Series A, (FNMA Insured):
   1,000,000    6.350% due 02/15/2012 .......................       1,046,250
   1,250,000    6.450% due 02/15/2024 .......................       1,303,125
              San Francisco, City and County, Redevelopment
                Agency, Lease Revenue, Capital Appreciation,
                (George R. Moscone Project):
   3,750,000    Zero coupon due 07/01/2011 ..................       2,100,000
   4,250,000    Zero coupon due 07/01/2013 ..................       2,093,125
     270,000  San Francisco, City and County, SFMR, AMT, GNMA
                and FNMA Mortgage-Backed Securities Program,
                7.450% due 01/01/2024 .......................         281,137
   2,000,000  San Macros, Public Facilities Authority Revenue,
                5.800% due 09/01/2018 .......................       2,052,500
   3,000,000  Santa Clarita, Community Development Authority,
                7.500% due 11/15/2012 .......................       3,202,500
   4,765,000  Santa Rosa, Mortgage Revenue, (Channate Lodge),
                (FHA Insured),
                6.700% due 12/01/2024 .......................       5,128,331
   2,000,000  Shasta Lake, COP, (FSA Insured),
                6.000% due 04/01/2016 .......................       2,225,000
   4,750,000  Sierra View, Healthcare District Revenue,
                (ACA Insured),
                5.250% due 07/01/2018 .......................       4,773,750
   2,500,000  Simi Valley, Community Development Agency,
                Commonwealth Mortgage Revenue, Sycamore
                Plaza II,
                6.000% due 09/01/2012 .......................       2,503,125
   5,000,000  South Orange County, Public Financing Authority,
                Special Tax Revenue, Sr. Lien, Series A,
                (MBIA Insured),
                6.200% due 09/01/2013 .......................       5,568,750
              Southern California, Housing Finance Agency,
                SFMR, GNMA and FNMA Mortgage-Backed Securities
                Program:
     820,000    Series 1988A, AMT, GNMA collateralized,
                8.125% due 02/01/2021 .......................         893,800
   1,480,000    Series A, (GNMA Collateral),
                7.350% due 09/01/2024 .......................       1,548,450
     185,000    Series B, (GNMA Collateral),
                6.900% due 10/01/2024 .......................         195,637
      45,000  Stockton, Community Facilities Supplemental
                Tax #90-2, SFMR, GNMA Mortgage-Backed
                Securities Program, (Brookside Estates), AMT,
                7.450% due 08/01/2010 .......................          49,669
   1,305,000  Stockton, Community Facilities Supplemental
                Tax #90-1, (Mello Roos-Weston Ranch),
                Series A,
                6.000% due 09/01/2018 .......................       1,318,050
   2,025,000  Vallejo, Public Financing Authority Revenue,
                (Fairgrounds Drive Assessment District),
                5.700% due 09/02/2011 .......................       2,030,063
                                                                 ------------
                                                                  338,491,794
                                                                 ------------
    GUAM - 0.6%
   2,000,000  Guam Airport Authority Revenue, Series B,
                6.700% due 10/01/2023 .......................       2,187,500
                                                                 ------------
    PUERTO RICO - 0.5%
   1,521,207  Centro de Recaudaciones de Ingresos Municipales,
                6.850% due 10/17/2003 .......................       1,606,775
                                                                 ------------
              Total Municipal Bonds and Notes
                (Cost $315,108,410) .........................     342,286,069
                                                                 ------------
SHORT-TERM MUNICIPAL BONDS - 3.2%
              California PCR, Financing Authority:
   2,000,000    Pacific Gas and Electric, Series 1996C,
                2.850% due 11/01/2026+ ......................       2,000,000
   4,500,000    Southern California Edison, Series 1986A,
                3.050% due 02/28/2008+ ......................       4,500,000
              Los Angeles, Regional Airports Improvement, Corporate
                Lease Revenue, (Los Angeles International Airport):
   1,600,000    Series 1984B,
                3.650% due 12/01/2024+ ......................       1,600,000
     800,000    Series 1984F,
                3.650% due 12/01/2024+ ......................         800,000
       5,000    Sub Lease,
                3.650% due 12/01/2025+ ......................           5,000
              Orange County, Sanitation Districts, COP:
   1,100,000    3.550% due 08/01/2015+ ......................       1,100,000
     700,000    2.750% due 08/01/2016+ ......................         700,000
                                                                -------------
              Total Short-Term Municipal Bonds
                (Cost $10,705,000) ..........................      10,705,000
                                                                 ------------
TOTAL INVESTMENTS (Cost $325,813,410*)................  104.7%    352,991,069
OTHER ASSETS AND LIABILITES (Net) ....................   (4.7)    (15,709,990)
                                                        -----    ------------
NET ASSETS ...........................................  100.0%   $337,281,079
                                                        =====    ============
--------------
* Aggregate cost for federal tax purposes.
**Securities are pledged as collateral for when-issued securities.
+ Variable rate demand notes are payable upon not more than one business day's notice. The interest rate shown reflects the rate currently in effect.
# Security purchased on a when-issued basis (Note 2).

California Municipal Fund had the following industry concentrations greater than 10% at October 31, 1998 (as a percentage of net assets): (Unaudited)

    Tax District 12.7%                         Single-family Housing 11.0%
                             Retail Utility 10.3%

California Municipal Fund had the following insurance concentrations greater than 10% At October 31, 1998 (as a percentage of net assets): (Unaudited)

    MBIA 25.2%                                                 AMBAC 18.8%

-------------------------------------------------------------------------------
                          GLOSSARY OF TERMS

ACA    --  American Capital Access
AMBAC  --  American Municipal Bond Assurance
           Corporation
AMT    --  Alternative Minimum Tax
COP    --  Certificates of Participation
FGIC   --  Federal Guaranty Insurance Corporation
FHA    --  Federal Housing Authority
FNMA   --  Federal National Mortgage Association
FSA    --  Financial Security Assurance
GNMA   --  Government National Mortgage
           Association
GO     --  General Obligation Bonds
IDR    --  Industrial Development Revenue
MBIA   --  Municipal Bond Investors Assurance
MFHR   --  Multi-family Housing Revenue
PCR    --  Pollution Control Revenue
SFMR   --  Single Family Mortgage Revenue
VA     --  Veterans' Administration

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
FLORIDA INSURED MUNICIPAL FUND
OCTOBER 31, 1998
  PRINCIPAL
    AMOUNT                                                             VALUE
  ----------                                                           ------
MUNICIPAL BONDS AND NOTES - 111.5%
    FLORIDA - 111.5%
$  1,000,000  Brevard County, School Board Authority, COP,
                Series B, (AMBAC Insured),
                5.500% due 07/01/2021 .......................    $  1,056,350
   1,000,000  Broward County, Educational Facilities
                Authority Revenue, (Nova Southeastern
                University Project), (CONNIE LEE Insured),
                6.000% due 04/01/2008 .......................       1,099,550
     435,000  Clay County, Housing Finance Authority Revenue,
                SFMR, Multi-County Program, (GNMA/FNMA
                Collateral),
                5.950% due 10/01/2019 .......................         461,326
   1,000,000  Collier County, Industrial Development Authority,
                IDR, (Southern States Utilities Project), AMT,
                6.500% due 10/01/2025 .......................       1,061,920
   1,100,000  Dade County, Aviation Revenue, Series B, AMT,
                (MBIA Insured),
                6.600% due 10/01/2022 .......................       1,216,303
     950,000  Escambia County, Health Facilities Revenue,
                Baptist Hospital, Series B,
                6.000% due 10/01/2014 .......................         999,278
   1,000,000  Escambia County, PCR, (Champion International
                Corporation Project), AMT,
                6.900% due 08/01/2022 .......................       1,100,210
              Florida Housing Finance Agency, AMT:
     705,000    SFMR, Series A, (GNMA Collateralized),
                6.650% due 01/01/2024 .......................         758,876
   1,000,000  Spinnaker Cove Apartments, Series G,
                (AMBAC Insured),
                6.500% due 07/01/2036 .......................       1,093,430
   1,000,000  Florida State Turnpike Authority, Turnpike
                Revenue, Department of Transportation,
                Series A, (FGIC Insured),
                5.000% due 07/01/2016 .......................       1,008,110
   1,445,000  Hillsborough County, Capital Improvement
                Revenue, Criminal Justice Facilities,
                (FGIC Insured),
                5.250% due 08/01/2016** .....................       1,476,140
   1,300,000  Hillsborough County, School Board Authority,
                COP, (MBIA Insured),
                6.000% due 07/01/2012
                (Prerefunded 07/01/2004) ....................       1,461,655
   1,250,000  Jacksonville, Water & Sewer Revenue,
                (United Water Project), AMT, (AMBAC Insured),
                6.350% due 08/01/2025 .......................       1,412,337
     960,000  Manatee County, Housing Finance Authority,
                SFMR, Sub. Series 4, AMT,
                (GNMA/FNMA Collateral),
                6.875% due 11/01/2026 .......................       1,079,424
   1,000,000  Orange County, Housing Finance Authority, MFHR,
                (Hands Inc. Project), Series A,
                8.000% due 10/01/2025 .......................       1,115,460
   1,000,000  Orlando & Orange County, Expressway Authority,
                Expressway Revenue, Jr. Lien, (FSA Insured),
                5.950% due 07/01/2023 .......................       1,068,810
   1,000,000  Pasco County, Solid Waste Disposal & Resource
                Recovery  System, AMT,
                6.000% due 04/01/2011 .......................       1,136,880
   1,000,000  Pinellas County, Housing Finance Authority
                Revenue, SFMR, Series A, AMT,
                6.000% due 09/01/2018 .......................       1,063,260
              Port Orange, Water and Sewer Refunding Revenue,
                (AMBAC Insured):
   1,000,000    5.000% due 10/01/2012# ......................       1,030,130
     500,000    5.000% due 10/01/2016# ......................         504,550
     500,000  Reedy Creek Improvement, District Florida,
                Series A,
                5.250% due 06/01/2015 .......................         519,635
   1,050,000  Seminole County, School Board Authority, COP,
                Series A, (MBIA Insured),
                6.125% due 07/01/2014 .......................       1,187,193
   1,500,000  South Miami Florida Health Facility Authority
                Hospital Revenue, Baptist Health System Group,
                5.000% due 11/15/2028 .......................       1,480,440
                                                                 ------------
                Total Municipal Bonds and Notes
                (Cost $22,307,217) ..........................      24,391,267
                                                                 ------------
TOTAL INVESTMENTS (Cost $22,307,217*)                  111.5%      24,391,267
OTHER ASSETS AND LIABILITIES (Net).................    (11.5)      (2,521,097)
                                                       -----     ------------
NET ASSETS .........................................      100.0% $ 21,870,170
                                                          =====  ============
--------------
 * Aggregate cost for federal tax purposes.
**Security pledged as collateral for when-issued securities
 #Security purchased on a when-issued basis (Note 2).
Florida Insured Municipal Fund has the following industry concentrations greater than 10% at October 31, 1998 (as a percentage of net assets):
(Unaudited)

  Water & Sewage 18.7%                                Public Education 16.9%
  Single-family Housing 15.4%                     Multi-family Housing 10.1%

Florida Insured Municipal Fund had the following insurance concentrations greater than 10% at October 31, 1998 (as a percentage of net assets):
(Unaudited)

  AMBAC 23.3%                      FGIC 11.4%                     MBIA 17.7%

------------------------------------------------------------------------------
       GLOSSARY OF TERMS
AMBAC  --American Municipal Bond Assurance Corporation
AMT    --Alternative Minimum Tax
CONNIE --College Construction
LEE    --Loan Association
COP    --Certificates of Participation
FGIC   --Federal Guaranty Insurance Corporation
FNMA   --Federal National Mortgage Association
FSA    --Financial Security Assurance
GNMA   --Government National Mortgage Association
IDR    --Industrial Development Revenue
MBIA   --Municipal Bond Investors Assurance
MFHR   --Multi-family Housing Revenue
PCR    --Pollution Control Revenue
SFMR   --Single Family Mortgage Revenue
------------------------------------------------------------------------------

PORTFOLIO of INVESTMENTS
TAX-EXEMPT BOND FUND
October 31, 1998

PRINCIPAL
  AMOUNT                                                                       VALUE
  ------                                                                       -----
MUNICIPAL BONDS AND NOTES - 96.7%
     ALABAMA - 1.3%
$ 4,000,000  Courtland, Industrial Development Board of Solid Waste,
               (Champion International Corporation Project), Disposal
               Revenue, AMT, 7.750% due 01/01/2020 ..................        $  4,201,600
                                                                             ------------
     ALASKA - 1.1%
  1,235,000  Anchorage, Electric Utility, (MBIA Insured),
               6.500% due 12/01/2013 ................................           1,493,461
  2,000,000  Anchorage, Ice Rink Revenue, 6.375% due 01/01/2020 .....           2,007,940
                                                                             ------------
                                                                                3,501,401
                                                                             ------------
     ARIZONA - 3.0%
             Salt River Project Agricultural Improvement & Power
               District:
  3,000,000    Series A, 5.750% due 01/01/2009 ......................           3,372,210
  5,000,000    Series C, 6.250% due 01/01/2019 ......................           5,373,800
    740,000  Tucson, Airport Authority Inc., Supplemental Facilities
               Revenue, AMT, 8.700% due 09/01/2019 ..................             812,579
                                                                             ------------
                                                                                9,558,589
                                                                             ------------
     CALIFORNIA - 9.8%
 15,000,000  Anaheim California Public Financing Authority Lease,
               Capital Appreciation Subordinated Public Improvements,
               Project-C, (FSA Insured), Zero coupon due 09/01/2034 .           2,420,850
  5,000,000  California State, GO, (FGIC Insured),
               5.625% due 10/01/2023 ................................           5,321,950
  1,250,000  California State Public Works Board Lease, Department of
               Corrections, State Prison, Series E,
               5.500% due 06/01/2015 ................................           1,349,975
  2,000,000  Center Unified School District California, Capital
               Appreciation, Series C, GO, (MBIA Insured),
               Zero coupon, due 09/01/2018 ..........................             744,400
  2,000,000  Foothill/Eastern Corridor Agency, California Toll Road,
               Sr. Lien, Series A, 5.000% due 01/01/2035 ............           1,927,060
    550,000  Los Angeles, Regional Airport Improvement, Series A, AMT,
               6.700% due 01/01/2022 ................................             589,386
  3,000,000  Orange County Recovery, COP, Series A, (MBIA Insured),
               6.000% due 07/01/2026 ................................           3,368,040
  1,173,000  Sacramento, COP, Centrex System Lease, Series A,
               5.550% due 09/15/2004 ................................           1,192,237
  5,000,000  San Francisco, City & County Airport Commission,
               International Airport, Second Series-Issue 12-B, (FGIC
               Insured), 5.625% due 05/01/2021 ......................           5,605,900
  5,000,000  San Joaquin Hills, California Transportation Corridor,
               Agency Toll Road, 5.000% due 01/01/2033 ..............           4,813,600
    800,000  Simi Valley, Unified School District, COP, Refunding &
               Capital Improvement Projects, (AMBAC Insured),
               5.250% due 08/01/2022 ................................             843,032
  3,000,000  Student Education Loan Marketing Corporation, California
               Student Loan Revenue, Series IV-D-1, AMT,
               5.875% due 01/01/2018 ................................           2,919,060
                                                                             ------------
                                                                               31,095,490
                                                                             ------------
     COLORADO - 5.8%
  2,225,000  Colorado Springs Utilities System Revenue, Pre-refunded,
               6.750% due 11/15/2021 ................................           2,466,456
  2,775,000  Colorado Springs Utilities System, Series C, Unrefunded,
               6.750% due 11/15/2021 ................................           3,038,570
             Denver City and County, Airport Revenue, AMT:
               Series A, Pre-refunded:
    530,000    8.875% due 11/15/2012 ................................             618,356
     95,000    8.500% due 11/15/2023 ................................             106,089
    165,000    8.000% due 11/15/2025 ................................             182,648
               Series A, Unrefunded:
  1,470,000    8.875% due 11/15/2012 ................................           1,683,121
  1,045,000    8.500% due 11/15/2023 ................................           1,148,936
  1,835,000    8.000% due 11/15/2025 ................................           1,995,985
  1,920,000    Series C, 6.600% due 11/15/2004 ......................           2,101,766
  4,500,000  Meridian Metropolitan District, GO, 7.500% due 12/01/2011          4,941,000
                                                                             ------------
                                                                               18,282,927
                                                                             ------------
     CONNECTICUT - 0.7%
    995,000  Mashantucket Western Pequot Tribe, Special Revenue, Series
               A, Pre-refunded, 6.500% due 09/01/2005 ...............           1,140,827
  1,005,000  Mashantucket Western Pequot Tribe, Special Revenue, Series
               A, Unrefunded, 6.500% due 09/01/2005 .................           1,133,419
                                                                             ------------
                                                                                2,274,246
                                                                             ------------
     DISTRICT OF COLUMBIA - 0.9%
    990,000  District of Columbia, COP, 6.875% due 01/01/2003 .......           1,038,876
  1,500,000  Metropolitan District, Washington D.C., Airport Authority,
               General Airport Revenue, Series A, AMT, (MBIA Insured),
               6.625% due 10/01/2019 ................................           1,659,930
                                                                             ------------
                                                                                2,698,806
                                                                             ------------
     FLORIDA - 4.4%
 22,520,000  Dade County, Guaranteed Entitlement Revenue, Capital
               Appreciation, Series A, (MBIA Insured),
               Zero coupon due 02/01/2018 ...........................           7,766,698
    425,000  Dade County, Seaport Authority, Refunding, (MBIA Insured),
               6.500% due 10/01/2008 ................................             504,569
  5,000,000  Orlando Utilities Commission Water & Electric,
               6.000% due 10/01/2010 ................................           5,773,400
                                                                             ------------
                                                                               14,044,667
                                                                             ------------
     GEORGIA - 7.3%
  1,000,000  Atlanta, Airport Facilities Revenue, AMT,
               7.250% due 01/01/2017 ................................           1,079,610
  6,000,000  Georgia Municipal Electric Authority Power, Series Z,
               (MBIA Insured), 5.500% due 01/01/2020 ................           6,425,340
  5,000,000  Georgia State, GO, Series B,
               6.300% due 03/01/2009 ................................           5,893,450
             Monroe, PCR, (Oglethorpe Power Company):
  5,000,000    6.700% due 01/01/2009 ................................           5,909,550
  3,410,000    6.750% due 01/01/2010 ................................           4,085,828
                                                                             ------------
                                                                               23,393,778
                                                                             ------------
     HAWAII - 2.7%
  5,555,000  Hawaii State, GO, Series BW, 6.400% due 03/01/2009 .....           6,471,853
  2,000,000  Honolulu, City & County, GO, Series A,
               6.000% due 01/01/2012 ................................           2,266,700
                                                                             ------------
                                                                                8,738,553
                                                                             ------------
     IDAHO - 0.8%
  2,000,000  Idaho Health Facilities Authority Revenue, (Inverse
               Floater), ETM, 8.750% due 02/15/2021+ ................           2,470,340
                                                                             ------------
     ILLINOIS - 13.4%
  3,665,000  Chicago Gas Supply, (People Gas),
               6.875% due 03/01/2015 ................................           4,019,332
             Chicago, O'Hare Airport Supplemental Facilities, AMT:
    700,000    American Airlines, Special Series A,
               7.875% due 11/01/2025 ................................             754,488
  6,000,000    International Terminal, (MBIA Insured),
               6.750% due 01/01/2012 ................................           6,529,080
               United Air Lines:
    615,000    8.400% due 05/01/2004 ................................             655,621
    760,000    8.950% due 05/01/2018 ................................             841,677
    150,000    Special Series B, 8.500% due 05/01/2018 ..............             160,931
             Cook County, Community High School, Number 217, (AMBAC
               Insured):
  1,090,000    6.400% due 12/01/2003 ................................           1,171,848
  1,130,000    6.500% due 12/01/2004 ................................           1,218,117
  1,370,000    6.600% due 12/01/2005 ................................           1,480,778
             Cook County, School District, Number 026, ETM, (MBIA
               Insured), Escrowed to Maturity:
  1,445,000    Zero coupon due 12/01/2003 ...........................           1,180,781
  1,020,000    Zero coupon due 12/01/2004 ...........................             796,283
             Illinois Health Facilities Authority Revenue:
    210,000    Glenoak Medical Center, Series D,
               Pre-refunded, 9.500% due 11/15/2015 ..................             238,594
    260,000    Glenoak Medical Center, Series D, ETM,
               9.500% due 11/15/2015 ................................             295,578
  4,570,000    Hindsdale Hospital, Series B, ETM,
               9.000% due 11/15/2015 ................................           5,150,710
    300,000    Riverside Senior Living Center Project, Pre-refunded,
               7.500% due 11/01/2020 ................................             328,317
  3,000,000    Rush Presbyterian - St. Luke's Medical, Residual
               Interest Bond, (MBIA Insured),
               9.939% due 10/01/2024+ ...............................           3,543,750
  1,230,000    Servantcor, Series A, Pre-refunded,
               8.000% due 08/15/2021 ................................           1,389,051
  5,000,000    Sister Services Hospital, Residual Interest Bond, (MBIA
               Insured), Pre-refunded,
               9.4672% due 06/19/2015+ ..............................           5,981,250
    365,000  Illinois Housing Development Authority, Series A, AMT,
               7.350% due 08/01/2010 ................................             384,725
             Metropolitan Pier and Exposition Authority Dedicated State
               Tax, (FGIC Insured):
  4,000,000    Zero coupon due 06/15/2008 ...........................           2,628,600
    815,000    Zero coupon due 06/15/2009, ETM ......................             507,411
  5,185,000    Zero coupon due 06/15/2009 ...........................           3,228,129
                                                                             ------------
                                                                               42,485,051
                                                                             ------------
     INDIANA - 2.8%
  6,000,000  Indiana Municipal Power Agency, Series A, (MBIA Insured),
               6.125% due 01/01/2013 ................................           6,968,280
  2,000,000  Indianapolis, Public Improvement Board, Series D,
               6.500% due 02/01/2022 ................................           2,003,920
                                                                             ------------
                                                                                8,972,200
                                                                             ------------
     KENTUCKY - 1.1%
  3,000,000  Jefferson County, Hospital Revenue, Residual Interest
               Bond, (MBIA Insured), 8.125% due 10/09/2008+ .........           3,600,000
                                                                             ------------
     LOUISIANA - 0.2%
  1,500,000  Louisiana Public Facility Authority Revenue, Series B,
               ETM,
               Zero coupon due 12/01/2019 ...........................             526,215
                                                                             ------------
     MARYLAND - 2.0%
  5,000,000  Baltimore, Port Facilities Revenue, Consolidated Coal
               Sales, Series B,
               6.500% due 10/01/2011+ ...............................           5,513,849
    930,000  State of Maryland, Community Development Administration,
               Department of Housing Revenue, Single Family Project,
               AMT,
               7.450% due 04/01/2032 ................................             979,876
                                                                             ------------
                                                                                6,493,725
                                                                             ------------
     MASSACHUSETTS - 1.5%
             Commonwealth of Massachusetts, GO, Consolidated Loan,
               Series A,
               Pre-refunded:
    250,000    7.500% due 12/01/2007 ................................             274,845
    750,000    7.625% due 06/01/2008 ................................             837,653
             Commonwealth of Massachusetts, Health and Educational
               Facilities Authority Revenue:
    480,000    Framingham Union Hospital, Series B, Pre-refunded,
               8.500% due 07/01/2010 ................................             527,323
  2,000,000    Saint Memorial Medical Center, Series A,
               6.000% due 10/01/2023 ................................           2,021,280
  1,000,000  Plymouth County, COP, Series A,
               7.000% due 04/01/2022 ................................           1,116,970
                                                                         ----------------
                                                                                4,778,071
                                                                         ----------------
     MICHIGAN - 0.5%
  1,500,000  Michigan State Hospital Finance Authority Revenue, Detroit
               Medical, Series A, Pre-refunded, 7.500% due 08/15/2011           1,680,150
                                                                             ------------
     MISSISSIPPI - 3.5%
             Lowndes County, Solid Waste Disposal, PCR, (Weyerhauser
               Company):
  4,000,000    Series A, 6.800% due 04/01/2022 ......................           4,920,000
  5,000,000    Residual Interest Bond, Series B,
               8.750% due 04/01/2022+ ...............................           6,011,600
    200,000  Warren County, Solid Waste Disposal Revenue,
               (International Paper Project), Series A, AMT,
               7.700% due 11/15/2009 ................................             209,998
                                                                             ------------
                                                                               11,141,598
                                                                             ------------
     MISSOURI - 1.4%
  1,000,000  Missouri State, Health and Educational Facilities
               Authority Revenue, Bethesda Eye Institute, Pre-refunded,
               6.800% due 11/01/2016 ................................           1,106,760
  3,000,000  St. Louis, Parking Facilities Revenue,
               Pre-refunded, 6.625% due 12/15/2021 ..................           3,366,360
                                                                             ------------
                                                                                4,473,120
                                                                             ------------
     MONTANA - 0.3%
  1,000,000  Forsyth, PCR, Puget Sound Power & Light, Series B, AMT,
               (AMBAC Insured), 7.250% due 08/01/2021 ...............           1,098,900
                                                                             ------------
     NEBRASKA - 3.7%
  1,000,000  Douglas County, Hospital Authority Revenue, Alegent
               Health, Immanuel Medical Center, (AMBAC Insured),
               5.250% due 09/01/2021 ................................           1,011,880
    550,000  Nebraska Investment Finance Authority, Single Family
               Housing Revenue, Residual Interest Bond, AMT, (GNMA
               Collateral), 9.413% due 09/15/2024+ ..................             619,438
             Omaha Public Power District Electric:
  7,000,000    Series B, ETM, 6.150% due 02/01/2012 .................           8,084,929
  2,000,000    Series C, 5.500% due 02/01/2014 ......................           2,187,540
                                                                             ------------
                                                                               11,903,787
                                                                             ------------
     NEVADA - 1.4%
  4,000,000  Clark County, IDR, Nevada Power Company, Series A, AMT,
               (FGIC Insured), 6.700% due 06/01/2022 ................           4,386,480
                                                                             ------------
     NEW MEXICO - 1.4%
  1,000,000  Bernalillo County New Mexico, Gross Receipts of Tax
               Revenue, 5.250% due 04/01/2027 .......................           1,062,110
  1,500,000  Lordsburg PCR, (Phelps Dodge),
               6.500% due 04/01/2013 ................................           1,657,935
  1,500,000  Santa Fe County, New Mexico Correctional System, (FSA
               Insured), 6.000% due 02/01/2027 ......................           1,747,005
                                                                             ------------
                                                                                4,467,050
                                                                             ------------
     NEW YORK - 1.9%
  1,265,000  Metropolitan Transportation Authority, Service Contract
               Transportation Facilities, Series 7,
               4.750% due 07/01/2019 ................................           1,197,157
  1,000,000  New York, GO, Unrefunded, Series B,
               (FSA Insured), ETM, 7.000% due 06/01/2014 ............           1,089,730
             New York, GO, Series B:
     75,000    Pre-refunded, 8.250% due 11/15/2018 ..................              85,970
     85,000    Unrefunded,
               8.250% due 11/15/2018 ................................              97,274
  1,000,000  New York, NY, Series B, (FGIC Insured),
               6.000% due 08/01/2007 ................................           1,132,580
             New York State Medical Care Facilities Finance Agency
               Revenue:
    170,000    Pre-refunded, 7.750% due 08/15/2011 ..................             188,525
    105,000    Refunded, 7.750% due 08/15/2011 ......................             115,535
  2,000,000  New York State Housing Finance Agency Revenue, MFH, Second
               Mortgage, Series F, AMT, Sonyma Program Insured,
               6.625% due 08/15/2012 ................................           2,133,880
                                                                             ------------
                                                                                6,040,651
                                                                             ------------
     NORTH CAROLINA - 1.8%
  5,000,000  North Carolina Eastern Municipal Power Agency, Power
               Systems Revenue, Series B, 7.000% due 01/01/2008 .....           5,832,050
                                                                             ------------
     NORTH DAKOTA - 1.5%
  4,370,000  Mercer County PCR, (Otter Trail Power),
               6.900% due 02/01/2019 ................................           4,707,277
                                                                             ------------
     OHIO - 0.4%
  1,240,000  Lorain County, Hospital Revenue, Humility of Mary Health
               Care, Series B, ETM, 7.200% due 12/15/2011 ...........           1,388,589
                                                                             ------------
     OKLAHOMA - 0.7%
  1,630,000  Oklahoma Housing and Finance Authority, Single Family
               Revenue, Series B, AMT, (GNMA Collateral),
               7.997% due 08/01/2018 ................................           1,919,407
    200,000  Tulsa, Municipal Airport Revenue, American Airlines
               Project, AMT, 7.600% due 12/01/2030 ..................             216,942
                                                                             ------------
                                                                                2,136,349
                                                                             ------------
     PENNSYLVANIA - 4.3%
             Allegheny County, Hospital Development Revenue, (Ohio
               Valley General Hospital):
    700,000    5.100% due 04/01/2001 ................................             718,298
    735,000    5.300% due 04/01/2002 ................................             763,680
    625,000    5.400% due 04/01/2003 ................................             656,356
             Beaver County, IDR, PCR, (Edison Project), Series A:
    300,000    7.750% due 09/01/2024 ................................             313,095
  3,675,000    (FGIC Insured), 7.000% due 06/01/2021 ................           4,005,125
    600,000  Lehigh County, General Purpose Authority, Muhlenberg
               Hospital Center, Series A, Pre-refunded,
               8.100% due 07/15/2010 ................................             632,988
    500,000  McKean County, Hospital Authority Revenue, Bradford
               Hospital, Pottstown Memorial Medical Center,
               8.875% due 10/01/2020 ................................             556,715
  1,250,000  Montgomery County, Higher Education Revenue, Pre-refunded,
               6.875% due 11/15/2020 ................................           1,388,775
  3,000,000  Pennsylvania State Higher Education Revenue, Assistance
               Agency, Student Loan, Residual Interest Bond, AMT,
               (AMBAC Insured), 9.693% due 09/01/2026+ ..............           3,483,750
  1,000,000  Philadelphia, Water and Sewer Revenue,
               Pre-refunded, 7.500% due 08/01/2010 ..................           1,119,450
                                                                             ------------
                                                                               13,638,232
                                                                             ------------
     RHODE ISLAND - 0.8%
  2,000,000  Rhode Island State Health and Education Building
               Corporation Revenue, (Rhode Island Hospital), Residual
               Interest Bond, (FGIC Insured), ETM,
               10.120% due 08/15/2021+ ..............................           2,400,000
                                                                             ------------
     TEXAS - 2.3%
    415,000  Brazos, Higher Educational Facilities Authority, Series
               C-2, AMT, 7.100% due 11/01/2004 ......................             468,535
  1,290,000  Crowley Texas Independent School District, GO, (FGIC
               Insured), Zero coupon, due 08/01/2016 ................             536,821
  5,000,000  Dallas-Fort Worth International Airport, (Facility
               Improvement Corporate Revenue), (American Airlines,
               Inc.), AMT, 7.500% due 11/01/2025 ....................           5,353,750
    529,000  Texas State, Higher Education Coordinating Board, Student
               Loan, AMT, 7.700% due 10/01/2025 .....................             566,400
    500,000  West Side Calhoun County, Solid Waste Revenue Bond, (Union
               Carbide Project), AMT, 8.200% due 03/15/2021 .........             547,985
                                                                             ------------
                                                                                7,473,491
                                                                             ------------
     VERMONT - 0.1%
             Vermont Housing Finance Agency, Single Family, Series 1,
               AMT:
    140,000    6.800% due 05/01/2025 ................................             145,865
    220,000    (FHA/VA Insured), 8.150% due 05/01/2025 ..............             231,900
                                                                             ------------
                                                                                  377,765
                                                                             ------------
     WASHINGTON - 10.0%
  4,500,000  King County Washington School District #415 Kent, GO,
               Series C, 6.300% due 12/01/2008 ......................           5,256,180
    950,000  Port of Anacortes, Washington, Revenue,
               Series A, 5.125% due 09/01/2009 ......................             970,710
             University of Washington Revenue Bond, (MBIA Insured):
  3,400,000    Pre-refunded, 7.000% due 12/01/2021 ..................           3,794,297
    785,000    Unrefunded, 7.000% due 12/01/2021 ....................             867,197
  3,500,000  Washington Public Power Supply System Nuclear Project #2
               Revenue, Series C, Pre-refunded,
               7.625% due 07/01/2010 ................................           3,855,600
  7,570,000  Washington State, GO, Series B,
               5.000% due 05/01/2017 ................................           7,597,101
  4,900,000  Washington State, GO, Series B & AT-7,
               6.400% due 06/01/2017 ................................           5,833,107
             Washington State Health Care Facilities Authority, Fred
               Hutchinson Cancer Center, LOC Morgan Guaranty Trust:
  1,750,000    7.200% due 01/01/2007 ................................           1,899,153
  1,750,000    7.375% due 01/01/2018 ................................           1,904,509
                                                                             ------------
                                                                               31,977,854
                                                                             ------------
     WEST VIRGINIA - 1.2%
  2,500,000  Harrison County, Solid Waste Disposal, (Monongahela
               Power), Series A, AMT, 6.875% due 04/15/2022 .........           2,708,375
    150,000  Kanawha County, IDR, (Union Carbide Project), Series A,
               AMT, 8.000% due 08/01/2020 ...........................             160,493
    750,000  South Charleston, IDR, (Union Carbide Project), Series A,
               AMT, 8.000% due 08/01/2020 ...........................             800,753
                                                                             ------------
                                                                                3,669,621
                                                                             ------------
     WISCONSIN - 0.7%
  1,000,000  Madison, IDR, (Madison Gas & Electric Company), (Project
               A), AMT, 6.750% due 04/01/2027 .......................           1,084,880
  1,000,000  Wisconsin Health & Education Facility Authority, Refunding
               Waukesha Memorial Hospital, Series A, (AMBAC Insured),
               7.125% due 08/15/2007 ................................           1,078,860
                                                                             ------------
                                                                                2,163,740
                                                                             ------------
             Total Municipal Bonds and Notes
             (Cost $273,956,960) ....................................         308,072,363
                                                                             ------------
   SHARES
   ------
INVESTMENT COMPANY SECURITY - 1.9%
  (Cost $6,060,523)
  6,060,523  Dreyfus Tax Exempt Cash Management Fund ................           6,060,523
                                                                             ------------
TOTAL INVESTMENTS (Cost $280,017,483*) .........................  98.6%       314,132,886
OTHER ASSETS AND LIABILITIES (Net) .............................   1.4          4,376,416
                                                                 -----       ------------
NET ASSETS ..................................................... 100.0%      $318,509,302
                                                                 =====       ============
--------------
* Aggregate cost for federal tax purposes is $280,030,717.
+ Floating rate note. The interest rate shown reflects the rate currently in effect.

Tax-Exempt Bond Fund had the following industry concentrations greater than 10% at October
31, 1998 (as a percentage of net assets): (Unaudited)

      General Purpose                                16.1%
      IDR/PCR                                        15.5%
      Electric/Utility                               12.9%
      MBIA                                           17.3%

------------------------------------------------------------------------------------------
                              GLOSSARY OF TERMS

        AMBAC   -- American Municipal Bond Assurance Corporation
        AMT     -- Alternative Minimum Tax COP -- Certificates of Participation
        ETM     -- Escrowed to Maturity
        FHA     -- Federal Housing Authority
        FGIC    -- Federal Guaranty Insurance Corporation
        FSA     -- Financial Security Assurance
        GO      -- General Obligation Bonds
        IDR     -- Industrial Development Revenue
        LOC     -- Letter of Credit
        MBIA    -- Municipal Bond Investors Assurance
        MFH     -- Multi-family Housing
        PCR     -- Pollution Control Revenue
        VA      -- Veteran's Administration

------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

PORTFOLIO of INVESTMENTS
BOND & STOCK FUND
OCTOBER 31, 1998

   PRINCIPAL
    AMOUNT                                                                        VALUE
    ------                                                                        -----
FIXED INCOME SECURITIES - 29.9%
U.S. TREASURY AND AGENCY OBLIGATIONS - 13.7%
             Federal National Mortgage Association:
$ 2,000,000    8.250% due 12/18/2000 ...................................      $  2,142,925
  2,000,000    6.000% due 05/15/2008 ...................................         2,120,558
             U.S. Treasury Bonds:
  4,000,000    Zero coupon due 08/15/2012 ..............................         1,926,664
  4,000,000    11.875% due 11/15/2003 ..................................         5,315,004
  4,000,000    7.500% due 11/15/2016 ...................................         4,991,252
  4,000,000    9.000% due 11/15/2018 ...................................         5,771,252
  5,000,000    8.750% due 08/15/2020 ...................................         7,134,380
  5,000,000    6.250% due 08/15/2023 ...................................         5,601,564
             U.S. Treasury Notes:
  5,000,000    5.875% due 11/30/2001 ...................................         5,218,754
  5,000,000    6.375% due 08/15/2002 ...................................         5,342,189
  5,000,000    6.500% due 10/15/2006 ...................................         5,604,689
                                                                              ------------
             Total U.S. Treasury and Agency Obligations
               (Cost $48,162,162) ......................................        51,169,231
                                                                              ------------
MORTGAGE-BACKED SECURITIES - 6.4%
     GOVERNMENT AGENCY - 4.8%
    884,324  Federal National Mortgage Association,
               8.000% due 12/01/2026 ...................................           915,276
             Government National Mortgage Association:
    388,311    10.000% due 08/15/2019 ..................................           428,280
  8,481,597    6.500% due 01/15/2024 - 05/15/2026 ......................         8,584,986
  4,756,351    7.000% due 12/15/2025 - 03/15/2028 ......................         4,873,302
    909,761    6.000% due 01/15/2026 - 02/15/2026 ......................           902,655
  1,979,255  Government National Mortgage
               Association - II ARM, 7.000% due 01/20/2023 .............         2,008,591
                                                                              ------------
                                                                                17,713,090
                                                                              ------------
     GOVERNMENT AGENCY BACKED - 1.1%
    743,974  Federal Home Loan Mortgage Corporation - CMO PAC-1(11)
               1311H, 7.500% due 07/15/2020 ............................           749,767
  1,781,879  Federal Home Loan Mortgage Corporation - GNMA PAC-1(11) 2E,
               6.850% due 07/25/2018 ...................................         1,790,896
  1,502,442  Weyerhaeuser 1982-C FHA Putable,
               7.430% due 06/01/2022 ...................................         1,606,929
                                                                              ------------
                                                                                 4,147,592
                                                                              ------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 0.5%
  1,250,000  DLJ Mortgage Acceptance Corporation,
               1993-M17, 7.350% due 12/18/2003 .........................         1,313,938
     88,662  Merrill Lynch Mortgage Investors Inc.,
               1998-P, 10.050% due 12/15/2008 ..........................            94,285
    646,427  Resolution Trust Corporation, 1991-M2, A-2,
               7.655% due 09/25/2020 ...................................           572,890
                                                                              ------------
                                                                                 1,981,113
                                                                              ------------
             Total Mortgage-Backed Securities
               (Cost $22,782,003) ......................................        23,841,795
                                                                              ------------
CORPORATE BONDS AND NOTES - 9.8%
  1,500,000  Aetna Services Inc.,
               7.625% due 08/15/2026 ...................................         1,512,054
  1,250,000  American Home Products Corporation, Deb.,
               7.250% due 03/01/2023 ...................................         1,361,637
  1,000,000  Bank of New York, Sub. Note,
               7.875% due 11/15/2002 ...................................         1,092,713
  1,000,000  CBS Corporation,
               7.875% due 09/01/2023 ...................................         1,024,301
  2,500,000  Citicorp, Sub. Notes,
               7.200% due 06/15/2007 ...................................         2,672,380
  1,000,000  Coastal Corporation, Note,
               9.625% due 05/15/2012 ...................................         1,274,102
             Conagra Inc., Sr. Note:
    750,000    9.750% due 03/01/2021 ...................................           970,885
  1,000,000    6.700% due 08/01/2027 ...................................         1,061,229
  1,000,000  Continental Corporation, 7.250% due 03/01/2003 ............         1,053,715
  1,000,000  Dart & Kraft Finance NV, 7.750% due 11/30/1998 ............         1,001,864
    500,000  Developers Diversified Reality, MTN, Sr. Note,
               6.580% due 02/06/2001 ...................................           497,166
             Franchise Finance Corporation, Sr. Note:
  1,000,000    7.000% due 11/30/2000 ...................................           999,857
  1,000,000    7.875% due 11/30/2005 ...................................           986,375
  1,250,000  Golden State Bancorp, Sub. Deb., 10.000% due 10/01/2006 ...         1,455,645
  2,000,000  Loral Corporation, Deb., 7.625% due 06/15/2025 ............         2,188,560
  1,000,000  Medpartners, Inc., Sr. Note, 7.375% due 10/01/2006 ........           805,000
  1,000,000  Mercantile Bank, Sub. Note, 7.625% due 10/15/2002 .........         1,077,240
  2,500,000  Merrill Lynch & Company Inc., Note, 6.375% due 10/15/2008 .         2,527,903
             Niagara Mohawk Power, Deb.:
  1,100,000    9.500% due 06/01/2000 ...................................         1,163,593
    973,000    8.770% due 10/01/2018 ...................................         1,038,453
  2,000,000  Pacific Health Systems, Sr. Note, 7.000% due 09/15/2003 ...         2,126,838
  1,000,000  Price/Costco, Inc., Sr. Note, 7.125% due 06/15/2005 .......         1,079,220
  1,750,000  Raytheon Company, First Mortgage, Deb.,
               7.200% due 08/15/2027 ...................................         1,859,989
  1,500,000  Superior Financial Acquisition Corporation, Sr. Note,
               8.650% due 04/01/2003 ...................................         1,544,934
    500,000  Summit Bancorp, Sub. Note, 8.625% due 12/10/2002 ..........           557,304
  1,000,000  Tenet Healthcare, Sr. Note, 7.875% due 01/15/2003 .........         1,014,551
  2,000,000  Time Warner Inc., Deb., 9.150% due 02/01/2023 .............         2,528,770
                                                                              ------------
             Total Corporate Bonds and Notes (Cost $34,831,282) ........        36,476,278
                                                                              ------------
             Total Fixed Income Securities (Cost $105,775,447) .........       111,487,304
                                                                              ------------

    SHARES
    ------
COMMON STOCKS - 61.1%
     CONSUMER STAPLES - 7.4%
     80,309  Alberto-Culver Company, Class A ...........................         1,937,455
    112,300  Libbey, Inc. ..............................................         3,481,300
    110,000  PepsiCo, Inc. .............................................         3,712,500
    110,000  Phillip Morris Companies, Inc. ............................         5,623,750
    126,000  Ralston Purina Company ....................................         4,205,250
     40,000  Sara Lee Corporation ......................................         2,387,500
    221,900  Supervalu, Inc. ...........................................         5,325,600
     30,000  UST, Inc. .................................................         1,020,000
                                                                              ------------
                                                                                27,693,355
                                                                              ------------
     HEALTH CARE PRODUCTS - 5.4%
     92,000  Abbott Laboratories .......................................         4,318,250
     75,000  Baxter International, Inc. ................................         4,495,312
     80,000  Becton Dickinson & Company ................................         3,370,000
    169,400  DENTSPLY International Inc. ...............................         4,362,050
     45,000  Johnson & Johnson .........................................         3,667,500
                                                                              ------------
                                                                                20,213,112
                                                                              ------------
     BANKS/SAVINGS & LOANS - 5.0%
    100,000  Chase Manhattan Corporation ...............................         5,681,250
     77,500  Citigroup Inc. ............................................         3,647,344
     59,701  First State Bancorporation ................................         1,164,170
     67,500  Mellon Bank Corporation ...................................         4,058,437
     11,000  Wells Fargo & Company .....................................         4,070,000
                                                                              ------------
                                                                                18,621,201
                                                                              ------------
     REAL ESTATE INVESTMENT TRUSTS - 4.7%
     75,000  Arden Realty, Inc. ........................................         1,621,875
     92,000  CCA Prison Realty Trust ...................................         2,162,000
     63,000  Essex Property Trust, Inc. ................................         1,976,625
     80,400  Franchise Finance Corporation of America ..................         1,999,950
     62,500  Health Care Property Investors, Inc. ......................         2,101,562
     96,000  New Plan Excel Realty Trust ...............................         2,184,000
    141,500  Patriot American Hospitality, Inc. ........................         1,255,812
     75,000  Shurgard Storage Centers, Inc. ............................         2,020,313
    145,000  Taubman Centers, Inc. .....................................         1,984,688
                                                                              ------------
                                                                                17,306,825
                                                                              ------------
     COMPUTER SYSTEMS - 4.1%
    200,000  Cabletron Systems, Inc.+ ..................................         2,275,000
    166,000  Diebold, Inc. .............................................         5,177,125
     80,000  Hewlett-Packard Company ...................................         4,815,000
     55,000  Sun Microsystems, Inc.+ ...................................         3,203,750
                                                                              ------------
                                                                                15,470,875
                                                                              ------------
     HEALTH CARE SERVICES - 3.4%
     55,000  Aetna, Inc. ...............................................         4,104,375
    215,000  Columbia/HCA Healthcare Corporation .......................         4,515,000
    150,000  HEALTHSOUTH Corporation+ ..................................         1,818,750
     29,000  PacifiCare Health Systems, Inc., Class B ..................         2,283,746
                                                                              ------------
                                                                                12,721,871
                                                                              ------------
     COMPUTER SOFTWARE - 3.6%
    112,800  Adobe Systems, Inc. .......................................         4,187,700
    140,000  Autodesk, Inc. ............................................         4,366,250
    125,300  Computer Associates International, Inc. ...................         4,933,687
                                                                              ------------
                                                                                13,487,637
                                                                              ------------
     UTILITIES/TELECOMMUNICATIONS - 3.5%
     79,900  Alltel Corporation ........................................         3,740,319
     65,000  Sprint Coporation .........................................         4,988,750
     90,000  SBC Communications, Inc.  .................................         4,168,125
                                                                              ------------
                                                                                12,897,194
                                                                              ------------
     FINANCIAL SERVICES - 3.3%
     48,000  Federal National Mortgage Association .....................         3,399,000
     65,000  Merrill Lynch & Company, Inc. .............................         3,851,250
    140,000  Price (T. Rowe) Associates, Inc. ..........................         4,978,750
                                                                              ------------
                                                                                12,229,000
                                                                              ------------
     INSURANCE - 3.2%
     24,500  American International Group, Inc. ........................         2,088,625
    119,145  Conseco, Inc. .............................................         4,132,842
     15,000  General Re Corporation ....................................         3,295,312
     60,000  MGIC Investment Corporation ...............................         2,340,000
    115,915  Penncorp Financial Group ..................................           195,606
                                                                              ------------
                                                                                12,052,385
                                                                              ------------
     CAPITAL GOODS - 2.8%
    116,250  Crane Company .............................................         3,349,453
     83,500  Sundstrand Corporation ....................................         3,919,281
     32,500  Xerox Corporation .........................................         3,148,438
                                                                              ------------
                                                                                10,417,172
                                                                              ------------
     RETAIL SALES - 2.7%
    110,000  Dillards, Inc., Class A ...................................         3,416,875
     58,509  Federated Department Stores, Inc.+ ........................         2,248,940
    170,200  Limited, Inc. .............................................         4,361,375
                                                                              ------------
                                                                                10,027,190
                                                                              ------------
     BASIC INDUSTRY - 2.5%
    126,000  Fort James Corporation ....................................         5,079,375
    146,400  Sonoco Products Company ...................................         4,154,100
                                                                              ------------
                                                                                 9,233,475
                                                                              ------------
     ELECTRICAL EQUIPMENT - 1.9%
     96,384  AMP, Inc. .................................................         3,957,768
    188,750  Tektronix, Inc. ...........................................         3,373,906
                                                                              ------------
                                                                                 7,331,674
                                                                              ------------
     OIL & GAS - 1.9%
     71,100  Ashland, Inc. .............................................         3,421,687
    128,000  YPF S.A., Sponsored ADR ...................................         3,704,000
                                                                              ------------
                                                                                 7,125,687
                                                                              ------------
     MEDIA - 1.6%
     45,000  Seagram Company, Ltd. .....................................         1,479,375
     71,000  Viacom, Inc., Class A+ ....................................         4,215,625
                                                                              ------------
                                                                                 5,695,000
                                                                              ------------
     AEROSPACE/DEFENSE - 1.3%
     85,700  Raytheon Company, Class B .................................         4,975,956
                                                                              ------------
     CONSUMER CYCLICALS - 1.3%
    108,000  Carnival Corporation ......................................         3,496,500
     30,000  Nike, Inc., Class B .......................................         1,310,625
                                                                              ------------
                                                                                 4,807,125
                                                                              ------------
     CONSUMER DURABLES - 1.2%
    122,200  Mattel, Inc. ..............................................         4,383,925
                                                                              ------------
             Total Common Stocks
               (Cost $193,924,046) .....................................       226,690,659
                                                                              ------------
CONVERTIBLE PREFERRED STOCKS - 5.9%
    115,000  Cendant Corporation, Series CD, Conv. Pfd.,
               1.300% due 02/16/2001 ...................................         2,249,687
     47,050  Estee Lauder Companies Inc., Conv. Pfd., $3.80                      2,999,437
     45,000  Loral Space & Communications, Ltd.,
               Series C, Conv. Pfd., 6.000% due 11/01/2006++ ...........         2,373,750
    175,000  MedPartners, Inc., TAPS, Conv. Pfd., 6.500% due 08/31/2000          1,225,000
     62,500  Owens-Illinois Inc., Conv. Pfd., 4.750% due 12/31/2049 ....         2,507,812
     55,000  Qualcomm Financial Trust, Conv. Pfd.,
               5.750% due 03/01/2012++ .................................         2,481,875
     46,000  Sinclair Broadcasting Group, Inc., Conv. Pfd. .............         1,828,500
     16,100  TCI Pacific Communications, Inc., Conv. Pfd.,
               5.00% due 07/31/2006 ....................................         3,542,000
     60,000  Tosco Financial Trust, Conv. Pfd., 5.750% due 12/15/2006++          2,955,000
                                                                              ------------
             Total Convertible Preferred Stocks (Cost $21,389,144) .....        22,163,061
                                                                              ------------
  PRINCIPAL
    AMOUNT
    ------

CONVERTIBLE BONDS - 1.7%
$ 1,080,000  CII Financial, 7.500% due 09/15/2001 ......................         1,048,950
  2,000,000  Corporate Express, Inc., 4.500% due 07/01/2000 ............         1,775,000
  2,700,000  Healthsouth Company, 3.250% due 04/01/2003 ................         2,220,750
  1,750,000  Rockefeller Center Properties Trust,
               Zero coupon due 12/31/2000 ..............................         1,321,250
                                                                              ------------
             Total Convertible Bonds (Cost $6,952,150) .................         6,365,950
                                                                              ------------
REPURCHASE AGREEMENT - 0.1%
  (Cost $423,000)
    423,000  Agreement with Credit Suisse First Boston Corporation,
             5.300% dated 10/31/1998, to be repurchased at $423,187 on
             11/02/1998, collateralized by $431,460 U.S. Treasury
             Note, 5.875% due 01/31/1999 (value $431,851) ..............           423,000
                                                                              ------------
TOTAL INVESTMENTS (Cost $328,463,787*)..........................  98.4%       367,129,974
OTHER ASSETS AND LIABILITES (Net) ..............................   1.6          6,098,465
                                                                 -----       ------------
NET ASSETS ..................................................... 100.0%      $373,228,439
                                                                 =====       ============
--------------
 * Aggregate cost for federal tax purposes is $330,009,655.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration, normally qualified institutional buyers.

------------------------------------------------------------------------------------------
                                        GLOSSARY OF TERMS

        ADR    -- American Depositary Receipt
        ARM    -- Adjustable Rate Mortgage
        FHA    -- Federal Housing Authority
        MTN    -- Medium Term Note
        TAPS   -- Treshold Appreciation Price Securities

------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

PORTFOLIO of INVESTMENTS
GROWTH & INCOME FUND
OCTOBER 31, 1998

   SHARES                                                                        VALUE
   ------                                                                        -----
COMMON STOCKS - 97.0%
     CONSUMER STAPLES - 10.5%
     84,980  Alberto-Culver Company, Class A ...........................      $  2,050,142
    142,300  Anheuser-Busch Companies, Inc. ............................         8,457,956
    153,100  Campbell Soup Company .....................................         8,162,143
     84,000  Gillette Company ..........................................         3,774,750
     97,900  Kimberly-Clark Corporation ................................         4,723,675
    481,600  Kimberly-Clark de Mexico, ADR .............................         7,051,315
    269,700  Libbey, Inc. ..............................................         8,360,700
    227,000  PepsiCo, Inc. .............................................         7,661,250
    103,000  Philip Morris Companies, Inc. .............................         5,265,875
     82,000  Procter & Gamble Company ..................................         7,287,750
    280,700  Ralston-Ralston Purina Company ............................         9,368,362
    110,500  Sara Lee Corporation ......................................         6,595,469
     93,000  Unilever NV ...............................................         6,998,250
                                                                              ------------
                                                                                85,757,637
                                                                              ------------
     HEALTH CARE PRODUCTS - 10.0%
    224,200  Abbott Laboratories .......................................        10,523,387
     87,000  ALZA Corporation+ .........................................         4,165,125
    135,500  American Home Products Corporation ........................         6,605,625
     88,000  Bristol-Myers Squibb Company ..............................         9,729,500
    101,000  DENTSPLY International Inc. ...............................         2,600,750
    157,100  Johnson & Johnson .........................................        12,803,650
    103,000  Merck & Company, Inc. .....................................        13,930,750
    102,200  Perkin Elmer Corporation ..................................         8,616,738
     35,000  Pfizer, Inc.+ .............................................         3,777,813
    117,500  Warner Lambert Company ....................................         9,209,063
                                                                              ------------
                                                                                81,962,401
                                                                              ------------
     COMPUTER SOFTWARE/SERVICES - 7.9%
    246,400  Adobe Systems, Inc. .......................................         9,147,600
    469,250  Barra, Inc. ...............................................        12,376,469
    259,700  Computer Associates International, Inc. ...................        10,225,688
    267,000  First Data Corporation ....................................         7,075,500
    169,000  Microsoft Corporation+ ....................................        17,892,875
    272,000  Oracle Corporation ........................................         8,041,000
                                                                              ------------
                                                                                64,759,132
                                                                              ------------
     BANKS/SAVING & LOANS - 7.0%
     31,000  BankAmerica Corporation ...................................         1,780,563
    134,600  Bank of New York Company, Inc. ............................         4,248,313
    260,499  Citigroup, Inc. ...........................................        12,259,734
     41,000  Chase Manhattan Corporation ...............................         2,329,313
    220,000  First Union Corporation ...................................        12,760,000
     54,000  Mellon Bank Corporation ...................................         3,246,750
    164,924  Norwest Corporation .......................................         6,133,111
    248,000  Prime Bancshares, Inc. ....................................         4,278,000
     27,325  Wells Fargo & Company .....................................        10,110,250
                                                                              ------------
                                                                                57,146,034
                                                                              ------------
     CAPITAL GOODS - 6.9%
    137,700  AlliedSignal, Inc. ........................................         5,361,694
     78,800  Caterpillar, Inc. .........................................         3,546,000
     91,000  Cooper Industries, Inc. ...................................         4,015,375
    126,675  Crane Company .............................................         3,649,823
    388,448  Donaldson Company, Inc. ...................................         7,064,898
    153,000  International Game Technology .............................         3,452,063
    162,002  Tyco International, Ltd. ..................................        10,033,999
    422,400  Waste Management, Inc. ....................................        19,060,800
                                                                              ------------
                                                                                56,184,652
                                                                              ------------
     FINANCIAL SERVICES - 6.6%
     63,900  AMBAC, Inc. ...............................................         3,718,181
     16,300  Capital One Financial Corporation .........................         1,658,525
    208,000  Federal Home Loan Mortgage Corporation ....................        11,960,000
    142,400  Federal National Mortgage Association .....................        10,083,700
     40,000  Franklin Resources, Inc. ..................................         1,512,500
    226,250  Liberty Financial Companies ...............................         5,684,531
     10,500  Legg Mason, Inc. ..........................................           278,906
    110,400  Marsh & McLennan Companies, Inc. ..........................         6,127,200
     49,400  Merrill Lynch & Company, Inc. .............................         2,926,950
    113,500  Price (T. Rowe) Associates, Inc. ..........................         4,036,344
     76,300  Providian Financial Corporation ...........................         6,056,313
                                                                              ------------
                                                                                54,043,150
                                                                              ------------
     UTILITIES/TELECOMMUNICATIONS - 6.4%
    150,900  Comcast Corporation, Special Class A ......................         7,450,688
    210,000  MCI Worldcom, Inc.+ .......................................        11,602,500
    138,480  Northern Telecom, Ltd. ....................................         5,928,675
    149,000  SBC Communications, Inc. ..................................         6,900,562
    263,500  Sprint Corporation ........................................        20,223,625
                                                                              ------------
                                                                                52,106,050
                                                                              ------------
     OIL & GAS - 5.9%
     58,000  British Petroleum, ADR ....................................         5,129,375
    227,900  Enron Corporation .........................................        12,021,725
    105,560  Exxon Corporation .........................................         7,521,150
     52,400  Mobil Corporation .........................................         3,966,025
    151,600  Royal Dutch Petroleum .....................................         7,466,300
    425,200  Tosco Corporation .........................................        11,932,175
                                                                              ------------
                                                                                48,036,750
                                                                              ------------
     COMPUTER SYSTEMS - 4.8%
    341,100  Cabletron Systems, Inc.+ ..................................         3,880,012
    126,375  Cisco Systems, Inc.+ ......................................         7,961,625
    111,000  Compaq Computer Corporation ...............................         3,510,375
    175,500  EMC Corporation+ ..........................................        11,297,813
     60,000  Hewlett-Packard Company ...................................         3,611,250
     59,600  International Business Machines Corporation ...............         8,846,875
                                                                              ------------
                                                                                39,107,950
                                                                              ------------
     MEDIA - 3.7%
     69,500  Seagram Company, Ltd. .....................................         2,284,813
    800,602  Tele-Communications TCI Ventures Group ....................        14,911,212
    159,575  Viacom, Inc., Class A+ ....................................         9,474,766
    130,100  Walt Disney Company .......................................         3,504,569
                                                                              ------------
                                                                                30,175,360
                                                                              ------------
     HEALTH CARE SERVICES - 3.2%
     33,750  Columbia/HCA Healthcare Corporation .......................           708,750
    321,500  Humana, Inc.+ .............................................         6,088,406
    103,000  IMS Health, Inc. ..........................................         6,849,500
    477,500  MedPartners, Inc. .........................................         1,701,094
    130,733  PacifiCare Health Systems, Inc., Class A ..................         9,494,484
     30,000  United Healthcare Corporation .............................         1,306,875
                                                                              ------------
                                                                                26,149,109
                                                                              ------------
     CONSUMER DURABLES - 3.1%
     54,625  Mattel, Inc. ..............................................         1,959,672
    199,400  Sony Corporation, ADR .....................................        13,135,475
    605,400  U.S. Industries, Inc. .....................................         9,875,588
                                                                              ------------
                                                                                24,970,735
                                                                              ------------
     ELECTRICAL EQUIPMENT - 2.4%
     95,000  Emerson Electric Company ..................................         6,270,000
    157,900  General Electric Company ..................................        13,816,250
                                                                              ------------
                                                                                20,086,250
                                                                              ------------
     ELECTRONICS/SEMICONDUCTORS - 2.4%
    564,625  General Semiconductor, Inc.+ ..............................         4,481,711
    172,800  Intel Corporation .........................................        15,411,600
                                                                              ------------
                                                                                19,893,311
                                                                              ------------
     BASIC INDUSTRY - 2.4%
    113,900  Albemarle Corporation .....................................         2,171,219
    292,700  Allegheny Teledyne, Inc. ..................................         6,018,644
     94,166  Commscope, Inc.+ ..........................................         1,312,439
     40,300  du Pont (E.I.) de Nemours & Company .......................         2,317,250
     24,900  Nucor Corporation .........................................         1,128,281
     79,800  Sealed Air Corporation+ ...................................         2,827,913
     48,000  Sigma-Aldrich Corporation+ ................................         1,483,500
     48,000  Weyerhaeuser Company ......................................         2,247,000
                                                                              ------------
                                                                                19,506,246
                                                                              ------------
     AEROSPACE/DEFENSE - 2.3%
    153,900  Boeing Company ............................................         5,771,250
     51,819  Lockheed Martin Corporation ...............................         5,771,341
     87,000  Northrop Grumman Corporation ..............................         6,938,250
                                                                              ------------
                                                                                18,480,841
                                                                              ------------
     REAL ESTATE INVESTMENT TRUSTS - 2.2%
    222,200  Corrections Corporation of American .......................         4,277,350
    123,200  Equity Office Properties Trust ............................         2,956,800
    153,700  Health Care Property Investors, Inc. ......................         5,168,163
    183,350  Starwood Hotel & Resort ...................................         5,191,097
                                                                              ------------
                                                                                17,593,410
                                                                              ------------
     BUSINESS SERVICES - 2.1%
    257,733  AC Nielson Corporation ....................................         6,894,358
    257,829  Cendant Corporation .......................................         2,948,919
    251,800  Dun & Bradstreet Corporation ..............................         7,144,825
     36,960  R.H. Donnelley Corporation ................................           517,440
                                                                              ------------
                                                                                17,505,542
                                                                              ------------
     RETAIL SALES - 2.1%
     34,000  Dayton Hudson Corporation .................................         1,440,750
     84,600  Federated Department Stores, Inc.+ ........................         3,251,813
     25,900  Home Depot, Inc. ..........................................         1,126,650
    317,500  Intimate Brands, Inc. .....................................         7,104,062
     66,000  Wal-Mart Stores, Inc. .....................................         4,554,000
                                                                              ------------
                                                                                17,477,275
                                                                              ------------
     INSURANCE - 1.9%
     89,397  American International Group, Inc. ........................         7,621,094
    237,154  Conseco, Inc. .............................................         8,226,279
                                                                              ------------
                                                                                15,847,373
                                                                              ------------
     TRANSPORTATION - 1.9%
     49,200  Airborne Freight Corporation ..............................         1,153,125
    215,000  Expeditors International of Washington, Inc. ..............         7,283,125
    824,350  Miller Industries, Inc. ...................................         4,327,838
     58,100  Union Pacific Corporation .................................         2,767,013
                                                                              ------------
                                                                                15,531,101
                                                                              ------------
     LODGING & RESTAURANTS - 1.2%
    656,715  Choice Hotels International, Inc.+ ........................         8,167,891
    400,205  Sunburst Hospitality Corporation ..........................         1,550,794
                                                                              ------------
                                                                                 9,718,685
                                                                              ------------
     AUTOMOTIVE - 0.1%
      6,300  Honda Motor Company Ltd., Sponsored ADR                               386,663
                                                                              ------------
             Total Common Stocks (Cost $654,943,853) ...................       792,425,657
                                                                              ------------
PREFERRED STOCKS - 2.6%
    109,300  Cendant Corporation, Conv. Pfd., 7.500% due 02/16/2001 ....         2,712,003
     80,000  Loral Space & Communications, Ltd., Series C, Conv. Pfd.,
               6.000% due 11/01/2006++ .................................         4,220,000
    877,800  MedPartners, Inc., Conv. Pfd., 6.500% due 08/31/2000 ......         6,144,600
     95,000  Nextlink Communications Corporation, Conv. Pfd.,
               6.500% due 03/31/2010++ .................................         3,515,000
    110,000  Union Pacific Capital Trust Corporation, Conv. Pfd.,
               6.250% due 04/01/2028++ .................................         5,060,000
                                                                              ------------
             Total Preferred Stocks (Cost $26,733,437) .................        21,651,603
                                                                              ------------

  PRINCIPAL
   AMOUNT
   ------

CONVERTIBLE NOTE - 0.5%
  (Cost $2,914,914)
$ 2,662,000  Berkshire Hathaway Company, Conv. Sr. Note,
               1.000% due 12/02/2001 .................................           3,780,040
                                                                              ------------
TOTAL INVESTMENTS (Cost $684,592,204*) ......................... 100.1 %       817,857,300
OTHER ASSETS AND LIABILITIES (Net) .............................  (0.1)           (906,105)
                                                                 -----        ------------
NET ASSETS ..................................................... 100.0 %      $816,951,195
                                                                 =====        ============
--------------
 * Aggregate cost for federal tax purposes $687,720,085.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration, normally qualified institutional buyers.

------------------------------------------------------------------------------------------

                               GLOSSARY OF TERMS

                   ADR -- American Depositary Receipt

------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

PORTFOLIO of INVESTMENTS
GROWTH FUND
OCTOBER 31, 1998
     SHARES                                                                       VALUE
     ------                                                                       -----
COMMON STOCKS - 90.6%

     HEALTH CARE PRODUCTS - 18.3%
     151,135  ALZA Corporation+ ........................................      $  7,235,588
     121,935  Centocor, Inc.+ ..........................................         5,426,107
      65,135  Eli Lilly and Company+ ...................................         5,271,864
      56,604  Omnicare, Inc. ...........................................         1,956,376
      80,620  Pfizer, Inc.+ ............................................         8,651,534
      61,755  Pharmacy & Upjohn Inc.+ ..................................         3,269,155
      53,825  Sofamor Danek Group, Inc.+ ...............................         5,469,966
     167,165  Warner Lambert Company ...................................        13,101,557
                                                                              ------------
                                                                                50,382,147
                                                                              ------------
     UTILITIES/TELECOMMUNICATIONS - 18.2%
      61,670  At Home Corporation+ .....................................         2,728,897
     296,740  Comcast Corporation, Class A .............................        14,651,537
      70,825  Cox Communications, Inc., Class A+ .......................         3,886,522
     258,070  MediaOne Group Inc.+ .....................................        10,919,587
     312,380  Tele-Communications, Inc., Class A+ ......................        13,159,008
     362,722  Telecom Italia SPA .......................................         2,621,927
      99,875  Western Wireless Corporation+ ............................         2,022,469
                                                                              ------------
                                                                                49,989,947
                                                                              ------------
     MEDIA - 12.5%
       9,330  Capstar Broadcasting Corporation+ ........................           162,109
      71,870  Chancellor Media Corporation+ ............................         2,758,011
     107,729  Outdoor Systems, Inc.+ ...................................         2,376,771
      80,570  Penton Media, Inc. .......................................         1,208,550
     550,582  Tele-Communications TCI Ventures Group+ ..................        10,254,590
     170,780  Time Warner, Inc. ........................................        15,850,519
     129,900  United International Holdings, Inc.+ .....................         1,688,700
                                                                              ------------
                                                                                34,299,250
                                                                              ------------
     COMPUTER SOFTWARE/SERVICES - 10.7%
      14,730  Amazon.com, Inc.+ ........................................         1,862,424
      64,055  America Online, Inc.+ ....................................         8,138,988
      53,020  Intuit, Inc.+ ............................................         2,677,510
      80,560  IMS Health, Inc. .........................................         5,357,240
      84,330  Microsoft Corporation+ ...................................         8,928,438
          48  Structural Dynamics Research Corporation+ ................               690
      54,780  Technology Solutions Company .............................           657,360
      43,587  Wind River Systems, Inc.+ ................................         1,909,655
                                                                              ------------
                                                                                29,532,305
                                                                              ------------
     COMPUTER SYSTEMS - 6.3%
     175,958  Cisco Systems, Inc.+ .....................................        11,085,322
      39,060  Dell Computer Corporation+ ...............................         2,563,312
      40,340  General Instrument Corporation+ ..........................         1,036,234
      70,670  Tele-Comm Liberty Media Group, Class A+ ..................         2,689,877
                                                                              ------------
                                                                                17,374,745
                                                                              ------------
     ELECTRONICS/SEMICONDUCTORS - 6.3%
      71,865  Maxim Integrated Products, Inc.+ .........................         2,564,682
     129,445  Nokia Corporation, Class A, Sponsored ADR ................        12,046,475
      85,250  Vitesse Semiconductor Corporation+ .......................         2,749,313
                                                                              ------------
                                                                                17,360,470
                                                                              ------------
     CAPITAL GOODS - 4.8%
      28,090  Federal-Mogul Corporation ................................         1,522,127
     140,620  Monsanto Company .........................................         5,712,688
      98,324  Tyco International, Ltd. .................................         6,089,970
                                                                              ------------
                                                                                13,324,785
                                                                              ------------
     BANKS/SAVINGS & LOANS - 4.8%
      12,690  Ambanc Holding Company, Inc. .............................           196,695
     179,665  Bank of New York Company, Inc. ...........................         5,670,677
      26,005  Firststar Corporation ....................................         1,475,784
      30,385  Newcourt Credit Corporation ..............................           998,907
      33,220  Star Banc Corporation ....................................         2,512,263
      66,255  U.S. Bancorp .............................................         2,418,308
                                                                              ------------
                                                                                13,272,634
                                                                              ------------
     BUSINESS SERVICES - 2.7%
      36,910  Apollo Group, Inc.+ ......................................         1,185,734
       7,765  Global Crossing Ltd. .....................................           223,244
      60,825  Lamar Advertising Company+ ...............................         1,898,880
      92,275  Sapient Corporation+ .....................................         4,158,142
                                                                              ------------
                                                                                 7,466,000
                                                                              ------------
     TECHNOLOGY - 1.9%
      43,730  Orbital Sciences Corporation+ ............................         1,443,090
     162,290  Pittway Corporation, Class A .............................         3,722,527
                                                                              ------------
                                                                                 5,165,617
                                                                              ------------
     OIL & GAS - 1.5%
   1,731,236  Ocean Rig ASA+ ...........................................           775,917
      88,470  Transocean Offshore Inc. .................................         3,267,861
                                                                              ------------
                                                                                 4,043,778
                                                                              ------------
     CONSUMER STAPLES - 0.9%
     186,918  Raisio Group Plc .........................................         2,511,780
                                                                              ------------
     RETAIL SALES - 0.9%
      41,030  Costco Companies, Inc.+ ..................................         2,328,452
                                                                              ------------
     FINANCIAL SERVICES - 0.4%
      32,810  Household International, Inc. ............................         1,199,616
                                                                              ------------
     INSURANCE - 0.4%
      24,935  UNUM Corporation .........................................         1,108,049
                                                                              ------------
              Total Common Stocks (Cost $192,237,887) ..................       249,359,575
                                                                              ------------
COMMERCIAL PAPER - 4.0%
  (Cost $11,223,564)
 11,000,000   Household Finance Corporation, 5.720% due 11/02/1998++ ...        10,998,252
                                                                              ------------
CORPORATE BOND - 0.7%
  (Cost $1,965,810)
  3,323,000   Amazon.com, Inc., Step coupon, Sr. Disc. Note, Zero coupon to 05/01/2003;
               10.000% due 05/01/2008 ..................................        1,827,650
U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 4.6%
              Federal Home Loan Mortgage Corporation (FHLMC):
  10,000,000  4.860% due 01/22/1999++ ..................................         9,889,300
   2,900,000  5.400% due 11/02/1998++ ..................................         2,899,565
                                                                              ------------
              Total U.S. Government Agency Discount Notes
                (Cost $12,788,865) .....................................        12,788,865
                                                                              ------------

TOTAL INVESTMENTS (Cost $218,216,126*)                             99.9%       274,974,342
OTHER ASSETS AND LIABILITIES (Net) ........................         0.1            175,875
                                                                  -----       ------------
NET ASSETS ................................................       100.0%      $275,150,217
                                                                  =====       ============
--------------
 *  Aggregate cost for federal tax purposes is $218,520,789.
 +  Non-income producing security.
++  Rate represents annualized yield at date of purchase

                    SCHEDULE OF FOREIGN CURRENCY CONTRACTS
                U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                             CONTRACTS TO RECEIVE
                ----------------------------------------------       NET
                                                      IN          UNREALIZED
  EXPIRATION          LOCAL          VALUE IN      EXCHANGE      APPRECIATION
     DATE            CURRENCY         U.S. $      FOR U.S. $     OF CONTRACTS
--------------  ------------------  -----------  -------------  --------------
  11/12/1998    FIM     14,000,000    2,780,389      2,701,248      $  79,141
  11/12/1998    ITL  2,670,000,000    1,628,729      1,554,523         74,206
  11/04/1998    FIM      7,500,000    1,489,494      1,369,663        119,831
                                                                    ---------
                                                                    $ 273,178
                                                                    ---------
               U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                             CONTRACTS TO DELIVER                    NET
                ----------------------------------------------    UNREALIZED
                                                      IN        APPRECIATION/
  EXPIRATION          LOCAL          VALUE IN      EXCHANGE     (DEPRECIATION)
     DATE            CURRENCY         U.S. $      FOR U.S. $     OF CONTRACTS
--------------  ------------------  -----------  -------------  --------------
  11/04/1998    FIM     10,500,000   2,085,291     2,017,698      $ (67,593)
  11/06/1998    FIM      6,000,000   1,191,243     1,162,587        (28,656)
  11/12/1998    FIM     45,000,000   8,936,963     8,499,638       (437,325)
  01/26/1999    ITL    680,000,000     415,767       424,019          8,252
  11/12/1998    ITL  4,820,000,000   2,940,252     2,734,736       (205,516)
                                                                  ---------
                                                                  $(730,838)
                                                                  ---------
Net Unrealized Depreciation of Forward Foreign
  Currency Contracts .........................................      $(457,660)
                                                                    =========

--------------------------------------------------------------------------------
                              GLOSSARY OF TERMS

          ADR   -- American Depositary Receipt
          FIM   -- Finnish Markka
          ITL   -- Italian Lira

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

PORTFOLIO of INVESTMENTS
NORTHWEST FUND
OCTOBER 31, 1998
   SHARES                                                                        VALUE
   ------                                                                        -----
COMMON STOCKS - 99.3%
     COMPUTER SOFTWARE - 13.7%
    132,415  Adobe Systems, Inc. .......................................      $  4,915,907
    668,790  Mentor Graphics Corporation+ ..............................         5,392,119
    154,675  Microsoft Corporation+ ....................................        16,376,215
    243,900  Orcad, Inc.+ ..............................................         1,966,444
    250,465  Visio Corporation+ ........................................         6,668,630
    299,655  Wall Data, Inc.+ ..........................................         4,457,368
                                                                              ------------
                                                                                39,776,683
                                                                              ------------
     HEALTH CARE PRODUCTS - 11.0%
    556,200  Corixa Corporation+ .......................................         2,989,575
    427,250  Icos Corporation+ .........................................         7,904,125
    103,300  Immunex Corporation+ ......................................         7,134,156
    511,800  NeoRx Corporation+ ........................................           767,700
    263,070  PathoGenesis Corporation+ .................................        10,522,800
    358,283  SonoSight, Inc.+ ..........................................         2,463,196
                                                                              ------------
                                                                                31,781,552
                                                                              ------------
     ELECTRONICS/SEMICONDUCTORS - 10.0%
    130,070  Credence Systems Corporation+ .............................         1,934,791
    435,500  FEI Company+ ..............................................         3,538,437
     57,245  Intel Corporation .........................................         5,105,538
    136,470  Lattice Semiconductor Corporation+ ........................         4,639,980
    258,645  Micron Technology, Inc.+ ..................................         9,828,510
    209,750  TriQuint Semiconductor, Inc.+ .............................         4,037,687
                                                                              ------------
                                                                                29,084,943
                                                                              ------------
     BANKS/SAVINGS & LOANS - 8.0%
    180,180  First Savings Bank of Washington
               Bancorp, Inc. ...........................................         3,963,960
     27,947  Horizon Financial Corporation .............................           391,258
    104,850  Interwest Bancorp, Inc. ...................................         2,785,078
     93,600  KeyCorp ...................................................         2,837,250
    159,300  Sterling Financial Corporation+ ...........................         2,608,538
    161,168  US Bancorp ................................................         5,882,632
    176,206  Washington Federal, Inc. ..................................         4,702,498
                                                                              ------------
                                                                                23,171,214
                                                                              ------------
     ELECTRICAL EQUIPMENT - 6.7%
    239,925  Electro Scientific Industries, Inc.+ ......................         6,028,115
    156,800  Flir Systems, Inc.+ .......................................         2,646,000
    605,410  Tektronix, Inc. ...........................................        10,821,704
                                                                              ------------
                                                                                19,495,819
                                                                              ------------
     BASIC INDUSTRY - 6.5%
     45,633  Boise Cascade Corporation .................................         1,277,724
    361,470  Oregon Steel Mills, Inc. ..................................         4,428,007
    335,540  Schnitzer Steel Industries Inc., Class A ..................         5,200,870
     89,800  Weyerhaeuser Company ......................................         4,203,763
    121,600  Willamette Industries, Inc. ...............................         3,769,600
                                                                              ------------
                                                                                18,879,964
                                                                              ------------
     CONSUMER STAPLES - 6.2%
    168,800  Albertson's, Inc. .........................................         9,378,950
    161,987  Fred Meyer Inc., Class A+ .................................         8,635,932
                                                                              ------------
                                                                                18,014,882
                                                                              ------------
     COMPUTER SYSTEMS - 5.7%
    769,130  In Focus Systems, Inc.+ ...................................         4,807,062
    352,450  Radisys Corporation+ ......................................         6,784,662
    512,490  Sequent Computer Systems, Inc.+ ...........................         5,060,839
                                                                              ------------
                                                                                16,652,563
                                                                              ------------
     TRANSPORTATION - 5.1%
    193,150  Airborne Freight Corporation ..............................         4,526,953
    113,860  Alaska Air Group, Inc.+ ...................................         4,091,844
    180,100  Expeditors International of Washington, Inc. ..............         6,100,887
                                                                              ------------
                                                                                14,719,684
                                                                              ------------
     RETAIL SALES - 3.8%
    132,470  Costco Companies, Inc.+ ...................................         7,517,672
    700,800  Multiple Zones International, Inc.+ .......................         2,715,600
     29,400  Nordstrom, Inc. ...........................................           802,988
                                                                              ------------
                                                                                11,036,260
                                                                              ------------
     AEROSPACE & DEFENSE - 3.4%
    182,064  Boeing Company ............................................         6,827,400
     66,075  Precision Castparts Corporation ...........................         2,907,300
                                                                              ------------
                                                                                 9,734,700
                                                                              ------------
     CONSUMER CYCLICALS - 3.2%
    358,200  Building Materials Holding Corporation+ ...................         3,984,975
    216,570  K2, Inc. ..................................................         2,382,270
     67,100  Nike, Inc. Class B ........................................         2,931,431
                                                                              ------------
                                                                                 9,298,676
                                                                              ------------
     UTILITIES/TELECOMMUNICATIONS - 3.1%
    202,200  General Communication, Inc.+ ..............................           606,600
     28,250  GST Telecommunications, Inc.+ .............................           195,984
    540,695  Metro One Telecommunications, Inc.+ .......................         4,866,255
    163,700  Western Wireless Corporation, Class A+ ....................         3,314,926
                                                                              ------------
                                                                                 8,983,765
                                                                              ------------
     LODGING & RESTAURANTS - 2.9%
    309,485  Cavanaugh's Hospitality Corporation+ ......................         3,617,106
    112,420  Starbucks Corporation+ ....................................         4,876,218
                                                                              ------------
                                                                                 8,493,324
                                                                              ------------
     REAL ESTATE INVESTMENT TRUSTS - 2.3%
    206,215  Pacific Gulf Properties, Inc. .............................         4,085,635
     95,980  Shurgard Storage Centers, Inc., Class A ...................         2,585,461
                                                                              ------------
                                                                                 6,671,096
                                                                              ------------
     CAPITAL GOODS - 1.9%
    183,300  Greenbrier Companies, Inc. ................................         2,886,975
     62,320  PACCAR, Inc. ..............................................         2,718,710
                                                                              ------------
                                                                                 5,605,685
                                                                              ------------
     INSURANCE - 1.9%
    124,800  Safeco Corporation ........................................         5,405,403
                                                                              ------------
     HEALTH CARE SERVICES - 1.7%
    165,260  Foundation Health Systems, Inc., Class A+ .................         1,941,805
     36,500  PacifiCare Health Systems, Inc., Class B+ .................         2,874,375
                                                                              ------------
                                                                                 4,816,180
                                                                              ------------
     CONSUMER DURABLES - 1.5%
    147,050  Monaco Coach Corporation+ .................................         4,466,644
                                                                              ------------
     BUSINESS SERVICES - 0.6%
    258,600  Barrett Business Services, Inc.+ ..........................         1,842,525
                                                                              ------------
     MEDIA - 0.1%
     11,100  Lee Enterprises, Inc. .....................................           301,781
                                                                              ------------
             Total Common Stocks (Cost $214,744,961) ...................       288,233,343
                                                                              ------------
    PRINCIPAL
     AMOUNT
     ------

REPURCHASE AGREEMENT - 1.8%
  (Cost $5,336,000)

$ 5,336,000  Repurchase agreement with Credit Suisse First Boston
             Corporation, 5.300% dated 10/30/1998 to be repurchased
             at $5,338,357 on 11/02/1998, collateralized by $5,442,720
             U.S. Treasury Note, 5.875% due 01/13/1999
             (Market Value of $5,447,658) ..............................         5,336,000
                                                                              ------------
TOTAL INVESTMENTS (Cost $220,080,961*) ......................... 101.1 %       293,569,343
OTHER ASSETS AND LIABILITIES (Net) .............................  (1.1)         (3,336,602)
                                                                 -----        ------------
NET ASSETS ..................................................... 100.0 %      $290,232,741
                                                                 =====        ============

--------------
* Aggregate cost for federal tax purposes is $220,265,418.
+ Non-income producing security.

                       See Notes to Financial Statements

PORTFOLIO of INVESTMENTS
EMERGING GROWTH FUND
OCTOBER 31, 1998
    SHARES                                                                       VALUE
    ------                                                                       -----
COMMON STOCKS - 99.3%
     COMPUTER SOFTWARE/SERVICES - 16.4%
     113,850  ARIS Corporation+ ........................................      $  1,793,137
      95,300  AVT Corporation+  ........................................         2,084,688
      65,950  Cadence Design Systems, Inc.+  ...........................         1,409,681
     298,050  Carreker-Antinori, Inc.+ .................................         1,974,581
     102,000  Check Point Software Technologies Ltd.+ ..................         2,320,500
     181,350  Harbinger Corporation+ ...................................         1,201,444
     174,550  Made2Manage Systems, Inc.+  ..............................         1,407,309
      68,050  Sterling Commerce, Inc.+  ................................         2,398,762
      76,625  Tier Technologies, Inc.+  ................................           996,125
      97,500  Visio Corporation+ .......................................         2,595,937
     179,190  Wall Data, Inc.+ .........................................         2,665,451
                                                                              ------------
                                                                                20,847,615
                                                                              ------------
     HEALTH CARE PRODUCTS - 12.9%
     219,900  Corixa Corporation+ ......................................         1,181,963
     171,300  ESC Medical Systems Ltd.+ ................................         1,391,812
     174,100  ICOS Corporation+ ........................................         3,220,850
      95,400  Incyte Pharmaceuticals, Inc.+  ...........................         2,909,700
     204,825  NeoRx Corporation+ .......................................           307,238
      93,700  PathoGenesis Corporation+ ................................         3,748,000
     120,300  Shire Pharmaceuticals Group Plc+  ........................         2,616,525
       8,532  Sofamor Danek Group, Inc.+ ...............................           867,064
      25,466  SonoSight, Inc.+ .........................................           175,079
                                                                              ------------
                                                                                16,418,231
                                                                              ------------
     ELECTRONICS/SEMICONDUCTORS - 10.0%
     127,510  ATMI, Inc.+  .............................................         1,753,263
     143,875  Credence Systems Corporation+ ............................         2,140,141
     174,150  FEI Company+ .............................................         1,414,969
     210,176  General Semiconductor, Inc.+ .............................         1,668,272
      70,350  Lattice Semiconductor Corporation+ .......................         2,391,900
      31,250  Maxim Integrated Products, Inc.+ .........................         1,115,234
     113,060  TriQuint Semiconductor, Inc.+ ............................         2,176,405
                                                                              ------------
                                                                                12,660,184
                                                                              ------------
     FINANCIAL SERVICES - 9.0%
     167,937  American Capital Strategies, Ltd. ........................         2,225,165
      31,700  Hambrecht & Quist Group+ .................................           608,244
      68,210  HealthCare Financial Partners, Inc.+ .....................         2,088,931
      29,746  Medallion Financial Corporation  .........................           527,992
      53,140  Paychex, Inc. ............................................         2,643,715
      83,375  Profit Recovery Group International, Inc.+ ...............         2,558,570
      53,350  Richmond County Financial Corporation  ...................           780,244
                                                                              ------------
                                                                                11,432,861
                                                                              ------------
     COMPUTER SYSTEMS - 7.0%
     125,000  Apex PC Solutions, Inc.+ .................................         3,265,625
     314,200  In Focus Systems, Inc.+ ..................................         1,963,750
     192,500  RadiSys Corporation+ .....................................         3,705,625
                                                                              ------------
                                                                                 8,935,000
                                                                              ------------
     CONSUMER CYCLICALS - 7.0%
     136,600  Building Materials Holding Corporation+ ..................         1,519,675
      71,400  Cutter & Buck, Inc.+ .....................................         1,856,400
      53,987  Family Golf Centers, Inc.+ ...............................         1,137,101
      99,250  Nortek, Inc.+ ............................................         2,685,953
      69,749  Renters Choice, Inc.+ ....................................         1,730,647
                                                                              ------------
                                                                                 8,929,776
                                                                              ------------
     BUSINESS SERVICES - 6.9%
      83,574  Apollo Group, Inc., Class A+ .............................         2,684,815
     349,750  Asymetrix Learning Systems, Inc.+  .......................         2,120,359
     101,200  Cognizant Technology Solutions Corporation+  .............         2,258,025
     105,195  First Consulting Group, Inc.+ ............................         1,729,143
                                                                              ------------
                                                                                 8,792,342
                                                                              ------------
     HEALTH CARE SERVICES - 4.4%
      35,359  Pediatrix Medical Group, Inc.+  ..........................         1,648,613
     114,310  Omnicare, Inc. ...........................................         3,950,839
                                                                              ------------
                                                                                 5,599,452
                                                                              ------------
     TRANSPORTATION - 4.4%
      89,400  Airborne Freight Corporation  ............................         2,095,313
      52,300  Expeditors International of Washington, Inc.                       1,771,663
      56,975  Ryanair Holdings PLC, Sponsored ADR+  ....................         1,673,641
                                                                              ------------
                                                                                 5,540,617
                                                                              ------------
     MEDIA - 4.1%
     115,950  Bowne & Company, Inc. ....................................         1,558,078
      18,981  Chancellor Media Corporation  ............................           728,396
      36,741  Lamar Advertising Company+ ...............................         1,147,008
      77,980  Outdoor Systems, Inc.+ ...................................         1,720,434
                                                                              ------------
                                                                                 5,153,916
                                                                              ------------
     RETAIL SALES - 3.5%
      46,907  Duane Reade, Inc.+ .......................................         1,811,783
      42,814  Fastenal Company  ........................................         1,546,656
      52,820  MSC Industrial Direct Company, Inc.,
                Class A+ ...............................................         1,122,425
                                                                              ------------
                                                                                 4,480,864
                                                                              ------------
     LODGING & RESTAURANTS - 2.8%
     178,940  Cavanaugh's Hospitality Corporation+ .....................         2,091,361
      83,150  PJ America, Inc.+ ........................................         1,475,913
                                                                              ------------
                                                                                 3,567,274
                                                                              ------------
     CONSUMER STAPLES - 2.0%
      51,946  U.S. Foodservice+ ........................................         2,467,435
                                                                              ------------
     UTILITIES/TELECOMMUNICATIONS - 1.9%
      65,100  Teligent, Inc.+ ..........................................         2,001,825
      29,100  US LEC Corporation+ ......................................           380,119
                                                                              ------------
                                                                                 2,381,944
                                                                              ------------
     UTILITIES/ELECTRICAL - 1.8%
     156,852  Trigen Energy Corporation  ...............................         2,284,157
                                                                              ------------
     ELECTRICAL EQUIPMENT - 1.8%
      90,100  Electro Scientific Industries, Inc.+ .....................         2,263,763
                                                                              ------------
     OIL & GAS - 1.5%
      77,731  Hanover Compressor Company+  .............................         1,962,708
                                                                              ------------
     INSURANCE - 1.2%
      42,280  Protective Life Corporation  .............................         1,567,002
                                                                              ------------
     BASIC INDUSTRY - 0.7%
      26,410  Sealed Air Corporation+ ..................................           935,904
                                                                              ------------
              Total Common Stocks (Cost $127,735,166) ..................       126,221,045
                                                                              ------------

  PRINCIPAL
   AMOUNT
   ------
REPURCHASE AGREEMENT - 1.4%
  (Cost $1,717,000)

$ 1,717,000  Agreement with Credit Suisse First Boston Corporation,
             5.300% dated 10/31/1998, to be repurchased at $1,717,758 on
             11/02/1998, collateralized by $1,751,340 U.S. Treasury
             Note, 5.875% due 01/31/1999 (Market Value $1,752,929) .....      $  1,717,000
                                                                              ------------

TOTAL INVESTMENTS (Cost $129,452,166*)                            100.7%       127,938,045
OTHER ASSETS AND LIABILITIES (Net) ........................        (0.7)          (860,167)
                                                                  -----       ------------
NET ASSETS ................................................       100.0%      $127,077,878
                                                                  =====       ============
--------------
* Aggregate cost for federal tax purposes is $129,948,999.
+ Non-income producing security.

--------------------------------------------------------------------------------

                               GLOSSARY OF TERMS

               ADR  -- American Depositary Receipt

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

PORTFOLIO of INVESTMENTS
INTERNATIONAL GROWTH FUND
OCTOBER 31, 1998
   SHARES                                                                       VALUE
   ------                                                                       -----
COMMON STOCKS - 89.6%
    UNITED KINGDOM - 13.8%
      95,800  Barclays Plc .............................................      $  2,064,074
      88,100  Bass Plc .................................................         1,069,289
      35,200  Biocompatibles International Plc+ ........................            44,491
       4,900  British Aerospace Plc ....................................            36,463
     304,800  British Energy Plc .......................................         2,979,951
      71,900  Glaxo Wellcome Plc .......................................         2,234,026
     256,176  Guardian Royal Exchange Plc ..............................         1,241,563
      35,500  Lloyds TSB Group Plc .....................................           438,300
     319,200  Medeva Plc ...............................................           646,591
     291,800  Orange Plc + .............................................         2,713,630
      10,700  Perpetual Plc ............................................           492,604
     180,600  Reed International Plc ...................................         1,528,341
     155,100  Royal & Sun Alliance Insurance Group Plc .................         1,420,301
      58,500  Safeway, Inc. ............................................           293,804
      79,700  Standard Chartered Plc ...................................           857,260
     205,008  Williams Holdings Plc ....................................         1,279,290
                                                                              ------------
                                                                                19,339,978
                                                                              ------------
     FRANCE - 12.2%
      10,500  Banque Nationale de Paris ................................           665,134
      18,300  Etablissements Economiques du Casino Guichard-Perrachon SA         1,821,699
       4,590  Copagnie de St. Gobain ...................................           679,180
      13,900  Elf Aquitaine SA .........................................         1,608,889
      35,063  Lagardere Groupe .........................................         1,411,306
      10,600  PSA Peugeot Citroen ......................................         1,768,829
      28,900  Rhone-Poulenc Rorer, Inc. ................................         1,321,393
      21,300  SCOR .....................................................         1,221,591
      45,000  Societe Generale D'Enterprises Ord. ......................         2,162,838
      11,400  Suez Lyonnaise Des Eaux ..................................         2,041,871
      14,400  Total SA, Class B ........................................         1,661,578
      46,200  TRANSGENE SA, Sponsored ADR+ .............................           675,675
                                                                              ------------
                                                                                17,039,983
                                                                              ------------
     JAPAN - 12.2%
      13,410  Advantest Corporation ....................................           845,676
      86,000  Hankyu Realty ............................................           354,183
      33,000  Matsushita Communication Industrial Company Ltd. .........         1,526,126
     169,000  Minibea Company Ltd. .....................................         1,587,774
      13,630  Nichiei Company Ltd. .....................................         1,101,627
          25  Ntt Mobile Communications ................................           903,046
      38,900  Orix Corporation .........................................         2,786,915
      17,000  Rohm Company .............................................         1,502,360
       6,500  Shohkoh Fund & Company Ltd. ..............................         1,977,048
      23,200  Sony Corporation .........................................         1,473,016
      20,100  Takefuji Corporation++ ...................................         1,070,965
      28,000  TDK Corporation ..........................................         1,845,045
                                                                              ------------
                                                                                16,973,781
                                                                              ------------
     GERMANY - 11.2%
      60,100  BHF-Bank AG ..............................................         2,312,655
      30,900  Degussa AG ...............................................         1,482,797
      14,000  Fresenius Medical Care AG ................................           646,466
      14,100  Hannover Rueckversicherungs AG ...........................         1,625,581
      43,800  Hoechst AG ...............................................         1,829,517
       3,041  KSB AG ...................................................           488,263
       9,000  Mannesmann AG ............................................           885,495
       3,200  Muenchener Rueckversicherungs - Gesellschaft AG ..........         1,464,115
         581  Preussag AG ..............................................           214,276
      20,600  Schering AG ..............................................         2,427,187
       3,291  Viag AG ..................................................         2,234,789
                                                                              ------------
                                                                                15,611,141
                                                                              ------------
     NETHERLANDS - 6.9%
      57,700  CSM NV ...................................................         2,841,224
      28,648  ING Groep NV .............................................         1,386,132
      42,600  KPN NV ...................................................         1,048,840
      36,400  Laurus NV ................................................           915,674
      18,500  Philips Electronics NV ...................................           984,237
      44,004  Vedior NV ................................................         1,121,091
      52,000  Vendex NV ................................................         1,322,022
                                                                              ------------
                                                                                 9,619,220
                                                                              ------------
     ITALY - 6.2%
      93,500  Assicurazioni Generali, Spa+ .............................         1,152,103
     143,895  Istituto Banc San Paolo di Torino Spa+ ...................         2,115,393
   3,538,000  Seat-Pagine Gialle Spa+ ..................................         2,212,127
     438,100  Telecom Italia Spa .......................................         3,166,795
                                                                              ------------
                                                                                 8,646,418
                                                                              ------------
     SWITZERLAND - 5.8%
       1,080  Novartis AG ..............................................         1,944,223
         159  Roche Holdings AG ........................................         1,853,475
       1,249  SIG Schweizerische Industrie-Gesellschaft Holding AG .....           838,564
       1,531  Sulzer AG ................................................           881,054
       4,600  Swisscom AG+ .............................................         1,557,769
      15,700  TAG Heuer International SA ...............................         1,025,122
                                                                              ------------
                                                                                 8,100,207
                                                                              ------------
     DENMARK - 4.7%
      26,500  International Service Systems A/S, Class B ...............         1,788,408
      15,000  Novo-Nordisk A/S Class B .................................         1,750,695
      10,500  Tele Danmark A/S, Class B ................................         1,143,787
      25,700  Unidanmark A/S ...........................................         1,958,873
                                                                              ------------
                                                                                 6,641,763
                                                                              ------------
     SPAIN - 3.5%
      84,710  Argentaria, Caja Postal y Banco Hipotecario de Espana SA .         1,843,221
     124,600  Endesa S.A. ..............................................         3,140,210
                                                                              ------------
                                                                                 4,983,431
                                                                              ------------
     SWEDEN - 3.0%
      28,200  Biora AB, ADR+ ...........................................           516,413
      98,837  Electrolux AB, B Shares ..................................         1,488,604
      23,700  Kinnevik AB, B Shares ....................................           613,651
      68,300  Telefonaktiebolaget LM Ericsson ..........................         1,540,832
                                                                              ------------
                                                                                 4,159,500
                                                                              ------------
     ISRAEL - 2.1%
      46,600  Blue Square-Israel Ltd., ADR .............................           599,975
      31,000  ECI Telecommunications Ltd. ..............................         1,026,875
      37,200  Orbotech, Ltd.+ ..........................................         1,302,000
                                                                              ------------
                                                                                 2,928,850
                                                                              ------------
     IRELAND - 1.9%
      82,100  Bank of Ireland Plc+ .....................................         1,517,271
      73,800  Greencore Group Plc ......................................           288,300
      63,200  Kerry Group Plc, Class A .................................           797,648
                                                                              ------------
                                                                                 2,603,219
                                                                              ------------
     ARGENTINA - 1.5%
      20,500  Telefonica de Argentina, ADR .............................           677,781
      52,200  YPF Sociedad Anonima, Sponsored ADR ......................         1,510,538
                                                                              ------------
                                                                                 2,188,319
                                                                              ------------
     AUSTRIA - 1.3%
       7,100  Erste Bank Der Oester ....................................           415,550
       3,923  VA Technologie AG ........................................           363,599
       4,753  Wienerberger Baustoffindustrie AG ........................           991,981
                                                                              ------------
                                                                                 1,771,130
                                                                              ------------
     HONG KONG - 0.9%
     114,000  New World Development ....................................           264,945
     364,500  Smartone Telecommunications ..............................         1,035,378
                                                                              ------------
                                                                                 1,300,323
                                                                              ------------
     PORTUGAL - 0.7%
      91,466  Banco Mello, SA ..........................................         1,006,625
                                                                              ------------
     MEXICO - 0.7%
      36,600  Fomento Economico Mexico SA, Sponsored ADR ...............           953,888
                                                                              ------------
     SOUTH AFRICA - 0.4%
     107,500  Sappi Ltd. ...............................................           537,740
                                                                              ------------
     NORWAY - 0.3%
       2,500  Smedvig ASA, B Shares, Sponsored ADR .....................            21,250
      18,540  Sparebanken NOR ..........................................           352,519
                                                                              ------------
                                                                                   373,769
                                                                              ------------
     FINLAND - 0.2%
       3,950  Huhtamaki Group, I Shares ................................           132,503
       7,375  Rauma Group ..............................................            87,101
                                                                              ------------
                                                                                   219,604
                                                                              ------------
     SINGAPORE - 0.1%
      27,000  Overseas Chinese Bank ....................................           117,788
                                                                              ------------
     BRAZIL - 0.0%#
     390,000  Telecomunicacoes de Sao Paulo ............................            65,387
                                                                              ------------
              Total Common Stocks (Cost $129,251,371) ..................       125,182,064
                                                                              ------------
PREFERRED STOCKS - 0.7%
      26,000  GEA AG ...................................................           663,850
      10,800  Moebel Walther AG ........................................           352,025
                                                                              ------------
              Total Preferred Stocks (Cost $1,427,512) .................         1,015,875
                                                                              ------------
RIGHTS - 0.1%
      52,000  Vendex NV .5 Stock Option ................................                 0
      23,000  Societe Europeene de Communication SA ....................           111,794
                                                                              ------------
              Total Rights (Cost $0) ...................................           111,794
                                                                              ------------
    PRINCIPAL
     AMOUNT
     ------
REPURCHASE AGREEMENT - 11.4%
  (Cost $15,919,000)

$15,919,000  Repurchase agreement with State Street Corporation 5.400%
             dated 10/30/1998 to be repurchased at $15,926,164 on
             11/02/1998, collateralized by $15,900,000 U.S. Treasury
             Note, 3.625% due 01/15/2008 (Market Value $16,237,875) ....        15,919,000
                                                                              ------------
TOTAL INVESTMENTS (Cost $146,597,883*) ......................... 101.8 %       142,228,733
OTHER ASSETS AND LIABILITIES (Net) .............................  (1.8)         (2,551,107)
                                                                 -----        ------------
NET ASSETS ..................................................... 100.0 %      $139,677,626
                                                                 =====        ============
--------------

 * Aggregate cost for federal tax purposes is $146,720,940.
 + Non-income producing security.
++ Security exempt form registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements

PORTFOLIO of INVESTMENTS (continued)
INTERNATIONAL GROWTH FUND
OCTOBER 31, 1998

AS OF OCTOBER 31, 1998, SECTOR DIVERSIFICATION WAS AS FOLLOWS:

                                                                    % OF
                    SECTOR DIVERSIFICATION                       NET ASSETS             VALUE
                    ----------------------                       ----------             -----
COMMON STOCKS:
Financial Services ............................................        21.3 %     $  29,748,857
Material & Processing .........................................        12.3          17,207,952
Energy ........................................................         9.1          12,765,637
Producer Durables .............................................         8.5          11,849,589
Telecommunications ............................................         8.1          11,275,518
Consumer Discretionary ........................................         5.2           7,213,668
Technology ....................................................         4.7           6,577,396
Health Care ...................................................         4.5           6,241,154
Autos & Transportation ........................................         3.6           5,084,328
Consumer Staples ..............................................         3.3           4,626,396
Retail ........................................................         2.9           4,037,500
Consumer Durables .............................................         2.0           2,841,224
Other .........................................................         4.1           5,712,845
                                                                      -----        ------------
TOTAL COMMON STOCKS ...........................................        89.6         125,182,064
PREFERRED STOCKS ..............................................         0.7           1,015,875
RIGHTS ........................................................         0.1             111,794
OTHER INVESTMENTS .............................................        11.4          15,919,000
                                                                      -----        ------------
TOTAL INVESTMENTS .............................................       101.8         142,228,733
OTHER ASSETS AND LIABILITIES (Net)                                     (1.8)         (2,551,107)
                                                                      -----        ------------
NET ASSETS ....................................................       100.0 %      $139,677,626
                                                                      =====        ============

                         SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                         U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                                                                                                 NET
                                   CONTRACTS TO RECEIVE                                       UNREALIZED
                    ---------------------------------------------------                     APPRECIATION/
    EXPIRATION                     LOCAL                    VALUE IN       IN EXCHANGE      (DEPRECIATION)
       DATE                      CURRENCY                    U.S. $        FOR U.S. $        OF CONTRACTS
------------------  -----------------------------------  --------------  ---------------  ------------------
11/02/1998          ITL                     146,497,800          89,365           89,251          $      114
11/03/1998          ITL                     398,736,000         243,230          244,024                (794)
11/04/1998          ITL                     364,246,400         222,193          223,335              (1,142)
11/05/1998          ITL                     182,118,300         111,094          111,121                 (27)
02/26/1999          JPY                     798,300,000       6,972,064        6,773,200             198,864
                                                                                                  ----------
                                                                                                  $  197,015
                                                                                                  ----------

                         U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                                    CONTRACTS TO DELIVER NET
                                                                                              UNREALIZED
                    ---------------------------------------------------                     APPRECIATION/
    EXPIRATION                     LOCAL                    VALUE IN       IN EXCHANGE      (DEPRECIATION)
       DATE                      CURRENCY                    U.S. $        FOR U.S. $        OF CONTRACTS
------------------  -----------------------------------  --------------  ---------------  ------------------
11/03/1998          ATS                           1,855             159              159         $         0
11/03/1998          DEM                         141,663          85,509           85,509                   0
11/03/1998          FIM                          77,766          15,436           15,467                  31
11/03/1998          GBP                           4,981           8,339            8,360                  21
02/26/1999          JPY                   2,275,000,000      19,869,029       17,371,648          (2,497,381)
                                                                                                 -----------
                                                                                                 $(2,497,329)
                                                                                                 -----------
Net Unrealized Depreciation of Forward Foreign Currency Contracts ......................         $(2,300,314)
                                                                                                 ===========

--------------------------------------------------------------------------------

                               GLOSSARY OF TERMS

          ADR   -- American Depositary Receipt
          ATS   -- Austrian Schilling
          DEM   -- German Deutsche Mark
          FIM   -- Finnish Markka
          GBP   -- Great Britain Pound Sterling
          ITL   -- Italian Lira
          JPY   -- Japanese Yen
          NLG   -- Netherlands Guilder

--------------------------------------------------------------------------------

                       See Notes to Financial Statements

NOTES to FINANCIAL statements
WM GROUP OF FUNDS

1.  ORGANIZATION AND BUSINESS

WM Trust I ("Trust I") was organized under the laws of the Commonwealth of Massachusetts on September 19, 1997 as a business entity commonly known as a "Massachusetts business trust." Trust I is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. WM Trust II ("Trust II") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on February 22, 1989 and is registered under the 1940 Act, as an open-end management investment company. Trust I and Trust II (together the "Trusts") consist of 18 funds as follows:

TRUST I                          TRUST II
-------                          --------

EQUITY FUNDS                     EQUITY FUNDS
Bond & Stock Fund                Growth Fund
Growth & Income Fund             Emerging Growth Fund
Northwest Fund                   International Growth Fund

FIXED INCOME FUNDS               FIXED INCOME FUNDS
Tax-Exempt Bond Fund             Short Term High Quality Bond Fund
U.S. Government Securities Fund  Target Maturity 2002 Fund
Income Fund
High Yield Fund                  MUNICIPAL FUNDS
                                 California Municipal Fund
MONEY MARKET FUNDS               California Insured Intermediate Municipal Fund
Money Market Fund                Florida Insured Municipal Fund
Tax-Exempt Money Market Fund
                                 MONEY MARKET FUND
                                 California Money Fund

Trust I and Trust II (with the exception of the Money Market Funds) consist of 15 funds (each a "Fund" collectively, the "Funds") The financial statements for the Money Market Funds are presented in a separate report.

WM Advisors, Inc. (the "Advisor" or "WM Advisors") (formerly Composite Research & Management Co.), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Trusts. Sierra Investment Advisors Corporation ("Sierra Advisors") served as investment advisor to Trust II prior to March 23, 1998. Sierra Advisors became an indirect wholly-owned subsidiary of Washington Mutual as a result of a merger between its parent, Great Western Financial Corporation ("GWFC"), and Washington Mutual.

Each of the Funds, except the Target Maturity 2002 Fund, offers four classes of shares: Class A shares, Class B shares, Class S shares and Class I shares. The Target Maturity 2002 Fund offers only Class A shares. Class A shares of the Funds are subject to an initial sales charge at the time of purchase. Certain Class A shares purchased by exchange from another Fund within Trust I or Trust II may be subject to a contingent deferred sales charge ("CDSC") if redeemed within two years of purchase. Class B shares and Class S shares are not subject to an initial sales charge. Class B shares and Class S shares are generally subject to a CDSC if redeemed within five years of purchase. Class I shares are sold exclusively to the various investment portfolios of the WM Strategic Asset Management Portfolios, an open-end management investment company, and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge or CDSC.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and U.S. Government Securities) are valued at the closing over-the-counter bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern Standard time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern Standard time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market valued as determined by or under the direction of the Board of Trustees.

Debt securities of U.S. issuers (other than U.S. Government securities and short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by Trust I and Trust II. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trusts under the general supervision and responsibility of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund subject to an obligation to resell the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the credit worthiness of those banks and dealers with whom each Fund enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

Each Fund, except the Target Maturity 2002 Fund, may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds would assume the role of seller/borrower in the transaction. The Funds may use reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Funds have committed to sell are reflected in the Funds' Statements of Assets and Liabilities. The Funds will segregate with the Trusts' custodian liquid assets that at all times are in an amount equal to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Funds may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

OPTION CONTRACTS:

The Equity Funds, Fixed Income Funds and the Municipal Funds may engage in option contracts. The Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the Portfolio of Investments under the captions "Put Options Purchased on Foreign Currency," "Call Options Written on Foreign Currency" and "Call Options Purchased on Stock Indices." These amounts reflect each contract's exposure to the underlying instrument at October 31, 1998. Writing puts and buying calls tends to increase the Funds' exposure to the underlying instrument. Buying puts and writing calls tends to decrease the Funds' exposure to the underlying instruments or to hedge other Fund investments.

Upon the purchase of a put option or a call option by the Funds, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Funds will realize a loss in the amount of the cost of the option. When the Funds enter into a closing sale transaction, the Funds will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

When the Funds write a call option or a put option, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Funds realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Funds purchased upon exercise.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

The Equity Funds, Fixed Income Funds (except the Target Maturity 2002 Fund) and the Municipal Funds may engage in options on foreign currency and options on interest rate futures. Options on foreign currency and options on interest rate futures act as a hedge to provide protection against adverse movements in the value of foreign securities in the portfolio.

Certain risks are associated with the use of options on foreign currency and options on interest rate futures contracts as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such options may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Funds' hedging strategy unsuccessful and could result in a loss to the Funds. In addition, there is the risk the Funds may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities.

FUTURES CONTRACTS:

Each Fund may engage in futures transactions. The Funds may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/ (depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at October 31, 1998. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other Fund investments.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arises from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as realized and unrealized net gain/(loss) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Equity Funds and Fixed Income Funds (with the exception of the Target Maturity 2002, U.S. Government Securities, Bond & Stock, Growth & Income and Northwest Funds) may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Funds have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the Funds have acquired or hedged through forward foreign currency contracts at October 31, 1998. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's Advisor and/or Sub-advisor will enter into forward foreign currency contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

DOLLAR ROLL TRANSACTIONS:

The Income Fund, Short Term High Quality Bond Fund and U.S. Government Securities Fund, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The value of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the Funds of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Funds are paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the Funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

INDEXED SECURITIES:

Each of the Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, inflation, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

ILLIQUID INVESTMENTS:

Up to 15% of the assets of each Fund may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) futures contracts and options to the extent a liquid secondary market does not exist for the instruments; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within the 15%/10% limitation, as applicable, on investments in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Premiums on bonds can be amortized on the basis of any of the following methods: yield-to-maturity, straight-line, or yield-to-call. Discounts can be accreted using yield-to-maturity or straight-line methods. Premiums and discount on mortgage-backed securities are amortized or accreted using only the straight-line method. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fixed Income Funds (except the Target Maturity 2002 Fund), and the Municipal Funds are declared daily and paid monthly. Dividends from the net investment income of the Bond & Stock and Growth & Income Funds are declared and paid quarterly. Dividends from the net investment income of the Growth Fund are declared and paid semiannually. Dividends from the net investment income of the Target Maturity 2002, Emerging Growth, International Growth and Northwest Funds are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund are made annually. Distributions of any net short-term capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, organizational costs, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund as a whole. Net investment income per share calculations in the financial highlights for the year ended October 31, 1998 excludes these adjustments:

                                                                                      INCREASE/(DECREASE)
                                                                   INCREASE/             UNDISTRIBUTED        INCREASE/(DECREASE)
                                                                   (DECREASE)            NET INVESTMENT         ACCUMULATED NET
                                                                PAID-IN CAPITAL          INCOME/(LOSS)       REALIZED GAIN/(LOSS)
                                                                ---------------       -------------------    --------------------
     Target Maturity 2002 Fund ..........................         $     (3,919)          $     3,919            $         --
     High Yield Fund ....................................               --                    (6,976)                  6,976
     Short Term High Quality Bond .......................               --                    30,180                 (30,180)
     U.S. Government Securities Fund ....................           67,297,015              (692,853)            (66,604,162)
     Income Fund ........................................           23,510,631               (16,407)            (23,494,224)
     California Municipal Fund ..........................               --                    (3,562)                  3,562
     Florida Insured Municipal Fund .....................                3,481                 2,806                  (6,287)
     Tax-Exempt Bond Fund ...............................            3,928,429                79,147              (4,007,576)
     Bond & Stock Fund ..................................               --                    (2,310)                  2,310
     Growth & Income Fund ...............................            1,098,160                (4,447)             (1,093,713)
     Growth Fund ........................................           15,462,963             1,072,557             (16,535,520)
     Northwest Fund .....................................           (1,162,904)            1,109,810                  53,094
     Emerging Growth Fund ...............................           32,149,639               561,513             (32,711,152)
     International Growth Fund ..........................           (1,995,081)            2,518,142                (523,061)

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

General expenses of the Trusts are allocated to all the Funds based upon the relative net assets of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative net assets of each class of shares.

OTHER:

The Municipal Funds and the Fixed Income Funds may purchase floating rate, inverse floating rate and variable rate obligations, including municipal securities and participation interests therein. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Fixed Income Funds may also purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Fund will be of comparable quality at the time of purchase to rated instruments that may be purchased by such Fund, as determined by the Advisor. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trusts. Sierra Advisors served as investment advisor to Trust II prior to March 23, 1998. The Advisor is entitled to a monthly fee based upon a percentage of the average daily net assets of each Fund at the following rates:

                                                                                   FEES ON NET ASSETS
                                                                                        EXCEEDING
                                                          FEES ON NET ASSETS           $200 MILLION
                                                               EQUAL TO                AND EQUAL TO          FEES ON NET ASSETS
                                                             OR LESS THAN              OR LESS THAN               EXCEEDING
       NAME OF FUND                                          $200 MILLION              $500 MILLION             $500 MILLION
       ------------                                          ------------              ------------             ------------
       Short Term High Quality Bond Fund............             .500%                    .450%                    .400%

                                                                                   FEES ON NET ASSETS       FEES ON NET ASSETS
                                                                                         UP TO                   EXCEEDING
                                                                                      $500 MILLION             $500 MILLION
                                                                                      ------------             ------------
       The Municipal Funds (03/23/1998 - 10/31/1998) ...........................          .700%                    .550%
       California Municipal Fund (11/01/1997 - 03/22/1998) .....................          .650%                    .500%
       California Insured Intermediate Municipal Fund
         (11/01/1997 - 03/22/1998) .............................................          .650%                    .500%
       Florida Insured Municipal Fund (11/01/1997 - 03/22/1998) ................          .600%                    .450%

                                                                                    FEES ON NET ASSETS       FEES ON NET ASSETS
                                                                                          UP TO                   EXCEEDING
                                                                                       $250 MILLION             $250 MILLION
                                                                                       ------------             ------------
       Tax-Exempt Bond Fund ....................................................          .500%                     .400%
       U.S. Government Securities Fund .........................................          .625%                     .500%
       Income Fund .............................................................          .625%                     .500%
       High Yield Fund .........................................................          .625%                     .500%
       Growth & Income Fund ....................................................          .625%                     .500%
       Bond & Stock Fund .......................................................          .625%                     .500%

                                                                                    FEES ON NET ASSETS
                                                                                        EXCEEDING
                                                          FEES ON NET ASSETS           $100 MILLION
                                                               EQUAL TO                AND EQUAL TO          FEES ON NET ASSETS
                                                             OR LESS THAN              OR LESS THAN               EXCEEDING
                                                             $100 MILLION              $200 MILLION             $200 MILLION
                                                             ------------              ------------             -------------
       Growth Fund (03/23/1998 - 10/31/1998)                    1.100%                    1.050%                   1.025%
       Growth Fund (07/01/1997 - 03/22/1998)                     .950%                     .900%                    .875%

                                                                                    FEES ON NET ASSETS
                                                                                        EXCEEDING
                                                          FEES ON NET ASSETS           $500 MILLION
                                                               EQUAL TO                AND EQUAL TO          FEES ON NET ASSETS
                                                             OR LESS THAN              OR LESS THAN               EXCEEDING
                                                             $500 MILLION               $1 BILLION               $1 BILLION
                                                             ------------             -------------             -------------
       Northwest Fund .....................................     .625%                     .500%                     .375%

                                                                                    FEES ON NET ASSETS
                                                                                        EXCEEDING
                                                          FEES ON NET ASSETS           $50 MILLION
                                                               EQUAL TO                AND EQUAL TO          FEES ON NET ASSETS
                                                             OR LESS THAN              OR LESS THAN               EXCEEDING
NAME OF FUND                                                 $50 MILLION               $125 MILLION             $125 MILLION
------------                                                 -----------               ------------             -------------
       International Growth Fund
         (03/23/1998 - 10/31/1998) .................            1.100%                    1.000%                    .800%
       International Growth Fund
         (07/01/1997 - 03/22/1998) .................             .950%                     .850%                    .650%

                                                                                    FEES ON NET ASSETS
                                                                                        EXCEEDING
                                                          FEES ON NET ASSETS           $100 MILLION
                                                               EQUAL TO                AND EQUAL TO          FEES ON NET ASSETS
                                                             OR LESS THAN              OR LESS THAN               EXCEEDING
                                                             $100 MILLION              $500 MILLION             $500 MILLION
                                                             ------------             --------------            -------------
       Emerging Growth Fund
         (03/23/1998 - 10/31/1998) .................            1.050%                    1.000%                    .900%
       Emerging Growth Fund
         (07/01/1997 - 03/22/1998) .................             .900%                     .850%                    .750%

                                                                                                                   FEES ON
                                                                                                                AVERAGE DAILY
                                                                                                                 NET ASSETS
                                                                                                                -------------
       Target Maturity 2002 Fund .........................................................................          .250%

WM Advisors provides administration services to the Trusts at no additional fee. Prior to March 23, 1998, a fee of 0.35% of average daily net assets of each Trust II Fund was assessed for administration and transfer agent services in addition to the fees shown for Sierra Advisors.

The Advisor has agreed to waive a portion of its management fees and/or reimburse expenses. Fees waived and/or expenses absorbed by the Advisor are as follows:

                                        YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED          YEAR ENDED
                                     OCTOBER 31, 1998   OCTOBER 31, 1998    JUNE 30, 1998     JUNE 30, 1998      OCTOBER 31, 1997
NAME OF FUND                           FEES WAIVED      EXPENSES ABSORBED    FEES WAIVED    EXPENSES ABSORBED   EXPENSES ABSORBED
------------                           -----------      -----------------    -----------    -----------------   -----------------

Target Maturity 2002 Fund ..........     $  2,065            $4,769            $ 33,075          $17,651            $   --
High Yield Fund ....................       29,768              --                 --                --                  --
Short Term High Quality Bond .......       67,678             9,467             133,982             --                  --
U.S. Government Securities
  Fund .............................      202,160              --                 --                --                  --
California Insured Intermediate
  Municipal Fund ...................       66,654              --               246,808             --                  --
California Municipal Fund ..........       76,222              --               656,426             --                  --
Florida Insured Municipal Fund .....       41,923              --               140,651              396                --
Northwest Fund .....................        --                 --                 --                --               137,944
Emerging Growth Fund ...............        --                 --                 3,472             --                  --
International Growth Fund ..........        --                 --                 --              29,113                --

As of March 23, 1998, WM Shareholder Services, Inc. (the "Transfer Agent") serves as the transfer and shareholder servicing agent of the Funds. Prior to March 23, 1998, Sierra Fund Administration Corporation, an indirect wholly-owned subsidiary of GWFC, paid transfer agent fees from its administration fee and did not charge Trust II Funds a separate transfer agent fee, and Murphey Favre Securities Services, Inc. served as the transfer and shareholder servicing agent for Trust I Funds. Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder servicing fees are as follows:

      NAME OF FUND                                CLASS A         CLASS B & S
      ------------                                -------         -----------

      The Fixed Income Funds ...................   $1.45             $1.55
      The Equity Funds .........................    1.25              1.35
      The Municipal Funds ......................    1.45              1.55

Class I shares are not subject to shareholder servicing fees.

Custodian fees for certain Funds have been reduced by credits allowed by the custodian for uninvested cash balances. These Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian are as follows:

                                                         YEAR ENDED          YEAR ENDED           YEAR ENDED          YEAR ENDED
       NAME OF FUND                                   OCTOBER 31, 1998      JUNE 30, 1998     DECEMBER 31, 1997    OCTOBER 31, 1997
       ------------                                   ----------------      -------------     -----------------    ----------------
       Target Maturity 2002 Fund ..................          --                $ 2,162                --               $  --
       High Yield Fund ............................           842                --                   --                  --
       Short Term High Quality Bond Fund ..........          --                    428                --                  --
       U.S. Government Securities Fund ............           867                --                  2,671                --
       Income Fund ................................         2,042                --                  2,840                --
       California Insured Intermediate
         Municipal Fund ...........................         1,729                3,433                --                  --
       California Municipal Fund ..................        11,142               13,157                --                  --
       Florida Insured Municipal Fund .............           370                1,636                --                  --
       Tax-Exempt Bond Fund .......................         1,115                --                  3,033                --
       Bond & Stock Fund ..........................         5,244                --                   --                 9,658
       Growth & Income Fund .......................         3,489                --                   --                10,113
       Growth Fund ................................         1,653                6,149                --                  --
       Northwest Fund .............................         3,133                --                   --                 7,353
       Emerging Growth Fund .......................         3,974                8,703                --                  --
       International Growth Fund ..................           175                1,024                --                  --

4.  TRUSTEES' FEES

On March 23, 1998, the boards of trustees of the Trusts combined to form the board of trustees of the WM Group of Funds.

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts, together with other mutual funds advised by WM Advisors, Inc., pays each Trustee who is not a director, officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended or $1,000 per board meeting attended by telephone. Trustees are also reimbursed for travel and out-of-pocket expenses. The Chairman of each committee receives $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission ("SEC"), the Trusts' eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred compensation accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these Plans are funded and any payments to Plan participants are paid solely out of the Trusts' assets.

5.  DISTRIBUTION PLANS

As of March 23, 1998, WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and an indirect wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class S shares of the Funds. For the year ended October 31, 1998, the Distributor received $3,010,621 representing commissions (front-end sales charges) on Class A shares. In addition, the Distributor received $1,031,116 representing CDSC fees from Class B and S shares. On May 1, 1998 Great Western Financial Securities Corporation ("GW Securities"), a registered broker-dealer, merged with WM Financial Services, Inc. ("WM Securities"), also a registered broker-dealer. For the year ended October 31, 1998, GW Securities and WM Securities received $657,642 representing commissions on Class A shares. In addition, GW Securities and WM Securities received $559,375 representing CDSC fees from Class B and S shares.

Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class S shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. The Trustees have not authorized, and the Funds do not currently pay service fees with respect to Class A shares. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class S shares at an annual rate of 0.75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans. The service fee is paid by the Fund to the Distributor, which in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, each of the Class A Plan, Class B Plan and Class S Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended October 31, 1998 were as follows:

       NAME OF FUND                                     PURCHASES       SALES
       ------------                                     ---------       ------

       High Yield Fund ..........................    $ 16,985,639  $  2,676,200
       Short Term High Quality Bond .............       7,658,671     2,924,866
       Income Fund ..............................     204,706,192    60,381,189
       California Insured Intermediate
        Municipal Fund ..........................       5,671,644     4,560,495
       California Municipal Fund ................     100,095,282    92,969,023
       Florida Insured Municipal Fund ...........       9,811,328    10,078,368
       Tax-Exempt Bond Fund .....................       8,648,650    44,109,742
       Bond & Stock Fund ........................     252,999,938   228,898,099
       Growth & Income Fund .....................     551,120,108   505,385,311
       Growth Fund ..............................      62,729,102    80,486,370
       Northwest Fund ...........................     132,587,985   114,354,571
       Emerging Growth Fund .....................      27,675,901    44,928,310
       International Growth Fund ................      56,058,799    67,742,499

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the period ended October 31, 1998 were as follows:

       NAME OF FUND                                     PURCHASES       SALES
       ------------                                     ---------       -----
       Target Maturity 2002 Fund ..................        --       $    370,870
       High Yield Fund ............................     3,430,891      2,681,406
       Short Term High Quality Bond ...............        --          9,562,096
       U.S. Government Securities Fund ............    37,586,706    211,285,295
       Income Fund ................................    11,582,317     17,334,989
       Bond & Stock Fund ..........................    63,594,377     63,523,010

At October 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                       TAX BASIS      TAX BASIS
                                                       UNREALIZED    UNREALIZED
       NAME OF FUND                                   APPRECIATION  DEPRECIATION
       ------------                                   ------------  ------------

       Target Maturity 2002 Fund .................. $    183,641         --
       High Yield Fund ............................      101,268      1,762,414
       Short Term High Quality Bond ...............      594,176         55,911
       U.S. Government Securities Fund ............   10,302,455        311,234
       Income Fund ................................   19,704,895      6,383,780
       California Insured Intermediate
         Municipal Fund ...........................    4,371,837          1,108
       California Municipal Fund ..................   27,322,909        145,250
       Florida Insured Municipal Fund .............    2,084,050         --
       Tax-Exempt Bond Fund .......................   34,102,169         --
       Bond & Stock Fund ..........................   52,504,800     15,384,481
       Growth & Income Fund .......................  179,853,019     49,715,804
       Growth Fund ................................   60,414,101      3,960,548
       Northwest Fund .............................   99,265,399     25,961,474
       Emerging Growth Fund .......................   21,379,517     23,390,471
       International Growth Fund ..................    9,793,314     14,285,521

Information regarding dollar roll transactions by the U.S. Government Securities Fund is as follows:

                                                                 U.S. GOVERNMENT
DOLLAR ROLL TRANSACTIONS:                                        SECURITIES FUND
------------------------                                         ---------------
       Maximum amount outstanding during the year ...........     $ 6,091,875
       Average amount outstanding during the year* ..........     $ 1,080,215
       Average monthly shares outstanding during the year ...      28,519,784
       Average debt per share outstanding during the year ...           $0.04

---------
*The average amount outstanding during the year was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 1998.

Fee income earned for the year ended October 31, 1998 by the U.S. Government Securities Fund for dollar roll transactions aggregated $79,607.

Information regarding reverse repurchase agreement transactions by the U.S. Government Securities Fund is as follows:

                                                                 U.S. GOVERNMENT
REVERSE REPURCHASE AGREEMENTS:                                   SECURITIES FUND
-----------------------------                                    ---------------
       Maximum amount outstanding during the year ...........     $80,309,997
       Average amount outstanding during the year* ..........     $23,688,353
       Average monthly shares outstanding during the year ...      28,519,784
       Average debt per share outstanding during the year ...           $0.83

---------
*The average amount outstanding during the year was calculated by summing borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 1998.

Interest rates ranged from 5.63% to 5.66% during the year. Interest paid for the year ended October 31, 1998, on borrowings by the U.S. Government Securities Fund under reverse repurchase agreements, aggregated $1,102,300.

7.  Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest, each without par value.

As of October 31, 1998, WM Shareholder Services, Inc. owned greater than five percent of the respective share classes:

                                                                    NUMBER OF                 PERCENTAGE OF
                                                                   FUND SHARES              TOTAL FUND SHARES
                                                             ------------------------    -----------------------
NAME OF FUND                                                  CLASS S       CLASS I       CLASS S       CLASS I
------------                                                  -------       -------       -------       -------

California Insured Intermediate Municipal Fund ............      81           107          49.62%       100.00%
California Municipal Fund .................................      80           107          12.75%       100.00%
Florida Insured Municipal Fund ............................      84           116          49.62%       100.00%
Tax-Exempt Bond Fund ......................................      89           149          49.48%       100.00%

8.  ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Fund, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption.

9.  CAPITAL LOSS CARRYFORWARDS

At October 31, 1998, the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                                           EXPIRING        EXPIRING       EXPIRING     EXPIRING       EXPIRING
                                                           IN 2002         IN 2003        IN 2004       IN 2005       IN 2006
                                                           -------         -------        -------       -------       -------

Short Term High Quality Bond............................   $   206,653     $   672,111    $  773,684    $  54,561    $    20,454
U.S. Government Securities Fund.........................    31,268,228      33,964,115     3,198,017      503,754          --
Income Fund.............................................        --          20,060,605     9,833,025      676,598          --
Florida Insured Municipal Fund..........................        --             681,503     1,462,695        --             --
Tax-Exempt Bond Fund....................................        --               --        1,231,573        --             --
Growth Fund ............................................        --               --           --            --           297,903
Emerging Growth Fund....................................        --               --           --            --           678,535
International Growth Fund...............................        --               --           --            --        15,095,692

10.  GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

There are certain risks arising from the California Municipal and California Insured Intermediate Municipal Funds' investments in California municipal securities. The California Municipal and California Insured Intermediate Municipal Funds' are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

The Florida Insured Municipal Fund primarily invests in debt obligations issued by the State of Florida and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Florida Insured Municipal Fund is more susceptible to factors adversely affecting issuers of Florida municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions may affect the ability of Florida municipal securities issuers to meet their financial obligations.

The Short Term High Quality Bond Fund and the Equity Funds invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

The Northwest Fund concentrates its investments in companies located or doing business in the Northwest region of the United States. The Northwest Fund is not intended as a complete investment program and could be adversely impacted by economic trends within the region.

Certain Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

11.  REORGANIZATION

Each Acquiring Fund, as listed below acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Total shares issued by the Acquiring Fund, the value of the shares issued by the Acquiring Fund, the total net assets of the Acquired Fund and the Acquiring Fund and any unrealized appreciation/(depreciation) included in the Acquired Fund's total net assets at the acquisition date are as follows:

                                                                                                        TOTAL NET
                                                SHARES       VALUE OF       TOTAL NET    TOTAL NET      ASSETS OF     ACQUIRED
                                               ISSUED BY   SHARES ISSUED    ASSETS OF     ASSETS OF     ACQUIRING       FUND
                                               ACQUIRING    BY ACQUIRING     ACQUIRED     ACQUIRING     FUND AFTER   UNREALIZED
ACQUIRING FUND   ACQUIRED FUND       DATE         FUND         FUND           FUND          FUND       ACQUISITION  APPRECIATION
--------------   --------------      ----      ---------   -------------   -----------   ----------    -----------  ------------
WM U.S.          Sierra Trust
Government       U.S. Government
Securities Fund  Fund              03/23/1998  28,476,673   $301,974,738   $301,974,738  $106,773,157  $408,747,895  $ 7,854,832

WM Income Fund   Sierra Trust
                 Corporate Income
                 Fund              03/23/1998  19,464,376   $167,602,994   $167,602,994  $ 88,584,176  $256,187,100  $18,713,298

WM Tax-Exempt    Sierra Trust
Bond Fund        Corporate National
                 Municipal Fund    03/23/1998  19,061,027   $137,168,435   $137,168,435  $192,595,001  $329,763,436  $16,463,451

WM Growth &      Sierra Trust
Income Fund      Growth and
                 Income Fund       03/23/1998  20,660,832   $367,723,328   $367,723,328  $393,036,999  $760,760,327  $74,885,030

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
WM Trust I and WM Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM High Yield Fund, WM Income Fund, WM U.S. Government Securities Fund, WM Tax-Exempt Bond Fund, WM Bond & Stock Fund, WM Growth & Income Fund and WM Northwest Fund (all funds of WM Trust I) and WM Short Term High Quality Bond Fund, WM California Insured Intermediate Municipal Fund, WM California Municipal Fund, WM Florida Insured Municipal Fund, WM Growth Fund, WM International Growth Fund, WM Emerging Growth Fund, and WM Target Maturity 2002 Fund (all funds of WM Trust II) (collectively the "Funds") as of October 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the periods ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of WM Short Term High Quality Bond Fund, WM California Insured Intermediate Municipal Fund, WM California Municipal Fund, WM Florida Insured Municipal Fund, WM Growth Fund, WM International Growth Fund, WM Emerging Growth Fund, and WM Target Maturity 2002 Fund for the years ended June 30, 1998 and 1997 and financial highlights for the period June 30, 1998 and prior were audited by other auditors whose report, dated August 14, 1998, expressed an unqualified opinion on those statements. The financial statements of WM Income Fund, WM U.S. Government Securities Fund and WM Tax-Exempt Bond Fund for the years ended December 31, 1997 and 1996 and financial highlights for the five years ended December 31, 1997 were audited by other auditors whose report, dated January 20, 1998, expressed an unqualified opinion on those statements. The financial statements of WM Bond & Stock Fund, WM Growth & Income Fund and WM Northwest Fund for the year ended October 31, 1997 and financial highlights for the four years ended October 31, 1997 were audited by other auditors whose report, dated November 24, 1997, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Funds at October 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods ended October 31, 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
December 11, 1998

TAX INFORMATION (UNAUDITED)

WM GROUP OF FUNDS

PERIOD ENDED OCTOBER 31, 1998

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amounts of long term capital gain paid as follows:

       NAME OF FUND
       ------------
       Bond & Stock Fund .......................................    $48,051,411
       Growth & Income Fund ....................................     32,234,108
       Northwest Fund ..........................................     50,164,372

Of the distributions made from investment income the following percentages are tax exempt for regular Federal income tax purposes.

       NAME OF FUND
       -------------
       California Insured Intermediate Municipal Fund ..............    100.00%
       California Municipal Fund ...................................    100.00%
       Florida Insured Municipal Fund ..............................     98.44%
       Tax-Exempt Bond Fund ........................................     99.45%

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

       NAME OF PORTFOLIO
       ------------------
       Bond & Stock Fund ...........................................     19.51%
       Growth & Income Fund ........................................     64.62%

The total amount of income received by the International Growth Fund from sources within foreign countries and possessions of the United States was $0.0328 per share (representing a total of $519,083). The total amount of taxes paid to such countries was $0.0051 per share (representing a total of $57,586).

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                                 -----------------------------------------------

                                    This Annual Report is published for the
                                    general information of the shareholders
                                    of the WM Group of Funds. It is
                                    authorized for distribution to
                                    prospective investors only when preceded
                                    or accompanied by a current WM Group of
                                    Funds prospectus. A mutual fundshare
[Graphic Omitted]                   price and investment return will vary
                                    with market conditions, and the
                                    principal value of an investment when
                                    you sell your shares may be more or less than the original cost.

                                    The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by any bank. These securities are subject to investment risks, including possible loss of principal amount invested.

                                    Distributed by
                                    WM Funds Distributor, Inc.
                                    Member NASD

                                 -----------------------------------------------

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                                                            WMGA 130M (12/24/98)